UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

American Beacon® FUNDS

2014 ANNUAL REPORT

OCTOBER 31, 2014

HIGH YIELD BOND FUND

RETIREMENT INCOME AND APPRECIATION FUND

INTERMEDIATE BOND FUND

SHORT-TERM BOND FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in fixed income securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down.

S&P credit ratings for long-term obligations (or issuers thereof) are AAA, AA, A, BBB, BB, B, CCC, CC, C and D in decreasing order. For example, obligations rated AAA are judged to be of the highest quality, BBB to be of medium grade, CCC are judged to be speculative and obligations rated D are in default. Obligations rated in one of the four highest categories are considered to be investment grade while all other ratings are considered non-investment grade.

This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third-party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD-PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD-PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2014

Dear Shareholders,

In November 2013, the decision by the Federal Reserve Bank (“the Fed”) to taper its quantitative easing asset purchase program helped push the 10-year Treasury yield higher. The trend continued with the definitive announcement in December that the FOMC would begin tapering its bond purchases in January 2014. The Fed also indicated that short-term interest rates would remain at near-zero levels.

The broad market rally began to slow down toward the end of the reporting period, although it still remained positive for the year. Slowing global growth and geopolitical concerns created a “flight to safety” as investors became more risk averse. Long-term Treasuries benefitted the most from this phenomenon while short-term Treasuries, investment-grade corporate bonds and asset-backed securities were flat or slightly negative.

For the 12 months ended October 31, 2014:

•	The American Beacon High Yield Bond Fund (Investor Class) returned 4.03%.

•	The American Beacon Retirement Income and Appreciation Fund (Investor Class) returned 4.86%.

•	The American Beacon Intermediate Bond Fund (Investor Class) returned 3.12%.

•	The American Beacon Short-Term Bond Fund (Investor Class) returned 0.53%.

Thank you for your continued investment in the American Beacon Funds and we are grateful you have placed your confidence in us. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Bond Market Overview

October 31, 2014 (Unaudited)

Fixed-income results were mixed during the 12-month reporting period ending October 31, 2014. In November 2013, the decision by the Federal Open Market Committee (FOMC) to taper its quantitative easing asset purchase program helped push the 10-year Treasury yield higher. The trend continued with the definitive announcement in December that the FOMC would begin tapering its bond purchases in January. The Fed also indicated that short-term interest rates would remain at near-zero levels until late 2015.

The start of 2014 brought investors a pleasant surprise as declining interest rates helped U.S. Treasuries and the broad fixed-income market realize positive gains in the quarter. Intermediate- and longer-dated issues returned over 5% and Treasuries were up over 1%. While economic growth in the quarter was not strong enough to cause interest rates to rise, the combination of soft economic numbers and weather-related challenges created a higher demand for high-yield and investment-grade corporate bonds.

In March, the markets responded to new Fed Chairwoman Janet Yellen’s comments that the Fed could take a more aggressive timeframe than initially intended to raise short-term interest rates at the conclusion of the tapering process. The 10-year Treasury yield, having dropped from its previous high at the end of 2013, began to rise in response. The swift investor reaction further indicated the Fed’s influence on the fixed-income markets.

The first quarter rally in the bond markets continued into the second quarter as a variety of factors contributed to the interest rate declines experienced in the first quarter. Weaker-than-expected gross domestic product (GDP) growth in the first quarter and a greater demand for safe-haven assets as geopolitical tensions increased, were key contributors to a lowering interest rate environment. Additionally, Yellen’s comments suggesting the Fed would continue to keep rates low despite stronger economic data further gave investors confidence, and intermediate- and long-term bonds helped spur the broad market rally.

The rally finally began to slow down toward the end of the reporting period although it still remained positive for the year. Slowing global growth and geopolitical concerns created a “flight to safety” as investors became more risk averse. Long-term Treasuries benefitted the most from this phenomenon while short-term Treasuries, investment-grade corporate bonds and asset-backed securities were flat or slightly negative.

The Barclays U.S. Aggregate Bond Index gained 4.14% for the reporting period while the BofA Merrill Lynch U.S. High Yield Master II Index increased 5.85%.

High Yield Bond Market Overview

October 31, 2014 (Unaudited)

The JPMorgan Global High Yield Index returned 5.85% over the last 12 months, outperforming its investment-grade peers while lagging emerging market bonds, which returned 4.14% and 7.20%, respectively.

Remarkably, interest rates declined steadily over the course of the year, ignoring widely-speculated predictions of an impending rise in accordance with the closure of the Federal Reserve’s Quantitative Easing program. For the 12-month period ending October 31, 2014, the 10-year U.S. Treasury rate decreased 28 basis points (bps) from 2.62% to 2.34%. The yield on the JPMorgan Global High Yield Index widened 0.36% to 6.37% while spreads widened 0.25% to 5.08%. Unlike 2013, BB-rated bonds outperformed the broader index by a substantial margin, returning 7.69% while enjoying the favorable interest rate environment. B-rated bonds performed roughly in-line, returning 5.40% while CCC-rated bonds lagged the index by more than 2.00%, returning only 3.65%.

The past 12 months contained multiple events and themes which dominated the search for yield. The U.S. Congress’s solution in October 2013 to raise the debt ceiling (at least temporarily) prompted a brief rally among stocks and bonds. This momentum waned as investors turned their eyes to the Federal Open Market Committee (FOMC) and the possibility of tapering asset purchases. Ultimately, the high yield market was able to fully absorb a rise in interest rates thanks to positive earnings from issuers and improving growth in the U.S. economy.

Geopolitical unrest drove asset prices during the first half of 2014 as weakness in emerging markets intensified, culminating with conflict in Eastern Europe and the Middle East. Notable events such as the largest high yield default on record (TXU Energy) and the largest singular high yield bond issuance on record (Altice and Numericable) introduced a re-energized focus on market technicals, and prompted a summer-long cycle of retail outflows and negative performance.

Positive earnings across industries and anticipation for a European quantitative easing program led to a mild August and early September, only to be replaced by selling pressure due to a number of interconnected factors such as a wave of new issue supply, investors holding low cash balances and a general aversion to risky assets. Ultimately, the market ended the year with a bid resurfacing for high yield assets as investors regained confidence thanks to positive economic developments, the conclusion of quantitative easing and low interest rates.

Primary issuance continued its rapid pace as high yield companies continued to take advantage of low interest rates. New issuance totaled more than $365 billion, with refinancing activity accounting for more than 50% of volume. While the default rate rose over the past 12 months, it remained below long-term averages. The par-weighted default rate for high yield bonds ended the year at 1.85% (up from 0.69%).

American Beacon High Yield Bond FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Investor Class of the High Yield Bond Fund (the “Fund”) returned 4.03% for the twelve months ended October 31, 2014. The Fund trailed the JPMorgan Global High-Yield Index (the “Index”) return of 5.85% for the period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/2004 through 10/31/14

Total Returns for the Period ended 10/31/14

	1 Year	5 Years	10 Years	Value of $10,000 10/31/04- 10/31/14
Institutional Class (1,7)	4.30%	9.35%	6.63%	$18,994
Y Class (1,3,7)	4.16%	9.14%	6.53%	18,819
Investor Class (1,7)	4.03%	9.08%	6.36%	18,523
A Class with sales charge (1,4,7)	-0.86%	8.06%	5.86%	17,675
A Class without sales charge (1,4,7)	4.04%	9.12%	6.38%	18,553
C Class with sales charge (1,5,7)	2.28%	8.39%	6.02%	17,942
C Class without sales charge (1,5,7)	3.28%	8.39%	6.02%	17,942
AMR Class (1,2,7)	4.63%	9.65%	6.84%	19,375
JPMorgan Global High-Yield Index (6)	5.85%	10.66%	8.42%	22,441
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived through 2004 and since 2013. Performance prior to waiving fees was lower than the actual returns shown for these periods. A portion of the fees charged to the Investor Class of the Fund has been waived since 2013. Performance prior to waiving fees was lower than the actual returns shown since 2013.
2.	Fund performance for the ten-year period represents the total return achieved by the Institutional Class from 10/31/04 up to 9/4/07, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/04.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/04 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/04. A portion of the fees charged to the Y Class of the Fund was waived from 2011 to 2013 and recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2011 to 2013.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/04 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/04. A portion of the fees charged to the A Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum sales charge for A Class is 4.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/04 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/04. A portion of the fees charged to the C Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The JPMorgan Global High-Yield Index (“JPMorgan Index”) is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index. One cannot directly invest in an index.

American Beacon High Yield Bond FundSM

Performance Overview

October 31, 2014 (Unaudited)

7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 0.92%, 1.03%, 1.14%, 1.29%, 2.03%, and 0.62%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the period, the Fund’s returns relative to the Index were hampered by its positioning and issue selection across sectors and credit quality categories.

From a sector standpoint, issue selections in the Energy, Manufacturing and Service sectors detracted from returns. Positive issue selection within the Finance sector offset some of the weakness mentioned above as the holdings not only outperformed the Index, but also the overall high yield market.

From a sector allocation perspective, the Fund’s overweight to the Energy sector detracted from relative results. Additionally, a modest cash position detracted given the strong absolute returns generated by the high yield asset class.

From a credit quality perspective, the Fund’s holdings in the CCC- and B-rated categories trailed those of the Index and detracted from relative performance. Issue selections in the BB-rated category had a positive impact on the Fund’s relative returns.

From a credit quality allocation perspective, the Fund’s small allocation to securities outside of the traditional high yield credit rating categories such as cash and below C-rated securities detracted from returns. The Fund’s underweights and overweights to the remaining credit quality categories had a minimal impact on relative returns.

The sub-advisors’ “bottom-up,” research intensive investment process, which focuses on companies with strong cash flow and fundamental credit strength, remains in place.

Top Ten Holdings (% Net Assets)

iHeartCommunications, Inc., 9.000%, Due 3/1/2021		0.7
VPI Escrow Corp., 6.375%, Due 10/15/2020, 144A		0.7
E*Trade Financial Corp., 6.375%, Due 11/15/2019		0.7
CSC Holdings LLC, 6.750%, Due 11/15/2021		0.7
Radio One, Inc., 9.250%, Due 2/15/2020, 144A		0.6
Tenet Healthcare Corp., 8.125%, Due 4/1/2022		0.6
Verso Paper Holdings LLC / Verso Paper, Inc., 11.750%, Due 1/15/2019		0.6
Cenveo Corp., 11.500%, Due 5/15/2017		0.5
Cumulus Media Holdings, Inc., 7.750%, Due 5/1/2019		0.5
Wind Acquisition Finance S.A., 7.375%, Due 4/23/2021, 144A		0.5
Total Fund Holdings	545

Sector Allocation (% Fixed Income)

Service	27.2
Manufacturing	22.4
Energy	19.3
Telecommunications	11.5
Finance	9.9
Consumer	3.7
Utilities	2.7
Transportation	2.1
Equity	0.8
Convertible Obligations	0.4

Investing in high yield securities involves additional risks when compared to investing in investment-grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. The Fund invests in small and/or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies.

American Beacon Retirement Income and Appreciation FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Investor Class of the Retirement Income and Appreciation Fund (the “Fund”) returned 4.86% for the twelve months ended October 31, 2014. Its benchmark, which is a blend of 75% of the Barclays Capital Aggregate Index (the “Aggregate Index”) and 25% of the BofA Merrill Lynch All U.S. Convertibles Index (the “ML Index”) (combined, the “Retirement Income and Appreciation Composite Index”), returned 6.45%.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/04 through 10/31/14

Total Returns for the Period ended 10/31/14

	1 Year	5 Years	10 Years	Value of $10,000 10/31/04 - 10/31/14
Y Class (1,2,7)	5.19%	5.25%	4.97%	$16,241
Investor Class (1,7)	4.86%	4.99%	4.84%	16,044
A Class with sales Charge (1,3,7)	1.71%	3.97%	4.33%	15,271
A Class without sales Charge (1,3,7)	4.83%	4.98%	4.84%	16,038
C Class with sales Charge (1,4,7)	3.01%	4.25%	4.47%	15,489
C Class without sales Charge (1,4,7)	4.01%	4.25%	4.47%	15,489
Retirement Income and Appreciation Composite Index (6)	6.45%	6.56%	5.46%	17,011
Barclays Capital Aggregate Index (5)	4.14%	4.22%	4.64%	15,732
BofA Merrill Lynch All U.S. Convertibles Index (5)	13.48%	13.37%	7.74%	21,068
Morningstar US OE Retirement Income (5)	5.22%	7.05%	4.60%	15,673

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/04 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 10/31/04. A portion of the fees charged to the Y Class of the Fund has been waived since 2011. Performance prior to waiving fees was lower than the actual returns shown since 2011.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/04 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/04. A portion of the fees charged to the A Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum sales charge for A Class is 2.50%.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/04 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/04. A portion of the fees charged to the C Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
5.	The Barclays Capital Aggregate Index represents returns of the Barclays Capital Gov./Credit Intermediate Index (“Intermediate Index”) up to October 31, 2006 and the Barclays Capital Aggregate Index (“Aggregate Index”) thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Morningstar US OE Retirement Income category includes funds that invest in a mix of stocks, bonds and cash for those investors already in or entering retirement. One cannot directly invest in an index.
6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Barclays Capital Aggregate Index and the BofA Merrill Lynch All U.S. Convertibles Index have been combined in a 75%/25% proportion.
7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Y, Investor, A, and C Class shares was 0.83%, 1.11%, 1.13%, and 1.89%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.

Approximately 75% of the Fund’s assets are allocated to American Beacon Advisors, Inc. (the “Manager”) and invested in income-producing, short- and intermediate-term investment grade bonds. The

American Beacon Retirement Income and Appreciation FundSM

Performance Overview

October 31, 2014 (Unaudited)

remaining 25% of assets are managed by Calamos Advisors LLC (the “sub-advisor”) and invested in securities including convertible bonds, convertible preferred securities, high yield bonds, and equities in order to try to enhance the return of the overall Fund.

During the twelve-month period, the Manager’s portion of the Fund returned 4.3%, outperforming the 4.1% increase for the Aggregate Index. This segment of the Fund’s outperformance was primarily due to favorable allocation across sectors, duration and credit quality. The Manager’s portion of the Fund benefitted from a large overweight position in the Finance and commercial mortgage-backed securities (“CMBS”) sectors combined with a large underweight position in U.S. Treasury securities. Security selection lessened relative returns, as the Manager’s CMBS holdings trailed that of the Aggregate Index, although this was partially offset by better selection within the mortgage-backed securities sector. The Manager’s positioning among the various credit quality categories also aided returns relative to the Aggregate Index. The combination of underweighting AA-rated securities and overweighting BBB-rated securities was a key driver of that outperformance. This was offset somewhat by the Manager’s security selection within the AAA-rated bucket where Fund holdings underperformed those of the Aggregate Index and detracted from relative performance. From a duration perspective, both allocation and selection were positive for relative performance.

The portion of the Fund managed by the Fund’s sub-advisor returned 9.1%. These results trailed the 13.5% return of the ML Index. Much of the underperformance for this segment of the Fund can be attributed to unfavorable security selection in three particular economic sectors. The sub-advisor’s holdings in the Information Technology, Financials and Healthcare sectors lagged those in the ML Index, although this was partially offset by positive selection within the Energy sector. While the sub-advised portfolio generated strong absolute returns, these results did not keep pace with the holdings in the ML Index.

The Manager and the Fund’s sub-advisor remain focused on the Fund’s investment objectives of generating income and capital appreciation.

Top Ten Holdings (% Net Assets)

Ginnie Mae REMIC Trust, 3.200%, Due 11/16/2044		2.9
Ginnie Mae REMIC Trust, 2.170%, Due 4/16/2041		2.3
Freddie Mac Gold Pool, 3.50%, Due 6/1/2042		2.1
Ginnie Mae REMIC Trust, 1.450%, Due 4/16/2039		1.8
Fannie Mae Pool, 5.00%, Due 1/1/2041		1.5
Fannie Mae Pool, 3.000%, Due 6/1/2043		1.4
National Credit Union Administration, 0.625%, Due 3/11/2020		1.3
ING Bank N.V., 3.750%, Due 3/7/2017, 144A		1.1
Bank of America Corp., 4.125%, Due 1/22/2024		1.0
Freddie Mac Gold Pool, 4.00%, Due 1/1/2041		0.9
Total Fund Holdings	236

Sector Weightings (% Equity)

Finance	18.5
Manufacturing	17.3
Energy	15.5
Financials	12.3
Utilities	10.4
Consumer	5.3
Information Technology	4.4
Transportation	4.2
Health Care	4.2
Consumer Discretionary	4.1
Industrials	3.8

Sector Weightings (% Fixed Income)

U.S. Treasury Notes/Bonds	21.5
Finance	18.2
Manufacturing	15.1
Mortgage Backed Obligations	13.0
Commercial Mortgage-Backed Obligations	11.0
Service	9.0
Telecommunications	3.1
Energy	2.5
Utilities	1.9
Transportation	1.8
Consumer	1.5
Asset-Backed Obligations	1.4

American Beacon Intermediate Bond FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Investor Class of the Intermediate Bond Fund (the “Fund”) returned 3.12% for the twelve months ended October 31, 2014, trailing the Barclays Capital Aggregate Index (the “Index”) gain of 4.14% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/04 through 10/31/14

Total Returns for the Period ended 10/31/14
				Value of
				$10,000
	1 Year	5 Years	10 Years	10/31/04- 10/31/14
Institutional Class (1,7)	3.66%	3.94%	4.68%	$15,805
Y Class (1,3,7)	3.26%	3.71%	4.57%	15,635
Investor Class (1,2,7)	3.12%	3.44%	4.39%	15,375
A Class with sales Charge (1,4,7)	-1.93%	2.27%	3.80%	14,520
A Class without sales Charge (1,4,7)	2.92%	3.27%	4.31%	15,251
C Class with sales Charge (1,5,7)	1.24%	2.66%	4.00%	14,801
C Class without sales Charge (1,5,7)	2.24%	2.66%	4.00%	14,801
Barclays Capital Agg. Index (6)	4.14%	4.22%	4.64%	15,732

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/04. A portion of the fees charged to the Investor Class of the Fund has been waived since 2009. Performance prior to waiving fees was lower than the actual returns shown since 2009.
3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/04 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/04. A portion of the fees charged to the Y Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/04 through 3/2/09, the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/04. A portion of the fees charged to the A Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum sales charge for A Class is 4.75%.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/04 through 3/2/09, the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/04. A portion of the fees charged to the C Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
6.	The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.33%, 0.67%, 0.87%, 1.01%, and 1.84%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.

The Fund’s underperformance relative to the Index was driven largely by Fund expenses, as weak security selection within sectors and credit quality categories was mostly offset by positive positioning in various sectors and credit quality categories.

During the period, the Fund’s overweighting of the Financial sector was a positive as it outperformed the Index. In addition, maintaining an underweight allocation to U.S. Treasuries and an overweight allocation to CMBS also proved beneficial.

The performance of the Fund’s security holdings in the Manufacturing sector significantly trailed those in the Index and hindered relative returns. Additionally, individual security selection within the Finance and CMBS sectors offset some of the benefit realized from the overweight in the two areas.

American Beacon Intermediate Bond FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Fund’s holdings across the various credit quality categories constrained returns. The Fund’s holdings in the A- and BBB-rated buckets trailed those of the Index, although selection within the AA-rated category offset some of this underperformance. Allocation across the ratings spectrum was a positive, as the combination of overweighting the A- and BBB-rated buckets while underweighting the AA-rated category proved beneficial to returns.

The Fund’s duration positioning during the period remained similar to the duration profile of the Index; however, security selection across the duration classes lowered returns. Notably, security selection within the 10-30 year bucket trailed that of the Index, although this was partially offset by securities with durations between 1-10 years held by the Fund.

The Fund’s investment managers remain focused on a conservative approach toward investing in the bond market and on issuer-specific opportunities.

Top Ten Holdings (% Net Assets)

Ginnie Mae REMIC Trust, 2.17%, Due 4/16/2041		1.2
Fannie Mae Pool, 4.50%, Due 4/1/2041		1.1
Freddie Mac Gold Pool, 3.00%, Due 11/1/2028		1.0
Fannie Mae Pool, 4.00%, Due 12/1/2040		1.0
Fannie Mae Pool, 3.00%, Due 6/1/2043		1.0
Freddie Mac Gold Pool, 3.50%, Due 6/1/2042		0.9
Fannie Mae Pool, 3.00%, Due 8/1/2043		0.9
Ginnie Mae REMIC Trust, 1.732%, Due 5/16/2042		0.8
Fannie Mae Pool, 5.00%, Due 1/1/2041		0.8
Ally Master Owner Trust, 1.21%, Due 6/15/2017		0.8
Total Fund Holdings	382

Sector Allocation (% Investments)

U.S. Treasury Notes/Bonds	26.5
Mortgage Backed Obligations	20.5
Finance	17.2
Manufacturing	7.8
CMBS	7.7
Asset-Backed Obligations	5.0
Service	4.4
Energy	4.1
Telecommunications	2.9
Utilities	2.3
Consumer	1.1
Transportation	0.6

Duration is a measure of price sensitivity relative to changes in interest rates.

American Beacon Short-Term Bond FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Investor Class of the Short-Term Bond Fund (the “Fund”) returned 0.53% for the twelve-month period ended October 31, 2014, which underperformed the BofA Merrill Lynch 1-3 Year Gov/Corp Index (the “Index”) return of 0.92%.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/04 through 10/31/14

Total Returns for the Period ended 10/31/14

				Value of
				$10,000
	1 Year	5 Years	10 Years	10/31/04- 10/31/14
Institutional Class (1,6)	0.83%	1.58%	2.77%	$13,140
Y Class (1,2,6)	0.56%	1.46%	2.70%	13,059
Investor Class (1,6)	0.53%	1.20%	2.33%	12,584
A Class with sales Charge (1,3,6)	-1.96%	0.62%	2.04%	12,238
A Class without sales Charge (1,3,6)	0.52%	1.14%	2.30%	12,548
C Class with sales Charge (1,4,6)	-1.31%	0.53%	1.99%	12,172
C Class without sales Charge (1,4,6)	-0.31%	0.53%	1.99%	12,172
BofA Merrill Lynch 1-3 Yr. Gov./Corp Index (5)	0.92%	1.49%	2.85%	13,240

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class of the Fund has been waived since 2005. Performance prior to waiving fees was lower than the actual returns shown since 2005.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/04 through 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/04. A portion of the fees charged to the Y Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010.
3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/04 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/04. A portion of the fees charged to the A Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum sales charge for A Class is 2.50%.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/04 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/04. A portion of the fees charged to the C Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
5.	The BofA Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years. One cannot directly invest in an index.
6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.38%, 0.72%, 0.90%, 1.03%, and 1.79%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund held overweight positions in the major credit sectors, including investment-grade Corporates and Asset-Backeds, which outperformed as the economy gradually improved. The Fund was also overweight Agency Mortgage-Backed securities which outperformed in response to investor demand for yield.

The Fund’s duration position, however, contributed to its underperformance as the portfolio earned less yield than the Index. Interest rates rose slightly at the short end of the yield curve, but the yield from longer-dated securities still outperformed. The Fund’s average duration was approximately 1.0 versus 1.9 for the Index duration.

American Beacon Short-Term Bond FundSM

Performance Overview

October 31, 2014 (Unaudited)

Given the unusually low levels of interest rates, we have maintained a short duration to protect the Fund from an ultimate rise in rates. Although a significant rate increase does not appear to be imminent, the absolute low level of yields warrants a more defensive approach toward duration overall.

Given the macroeconomic backdrop, we will continue to look for opportunity in this low interest rate environment and strive to protect the Fund from volatility across the globe. We will maintain our conservative approach toward credit risk and seek to outperform over the long term on a risk-adjusted basis.

Top Ten Holdings (% Net Assets)

Citibank Credit Card Issuance Trust, 1.32%, Due 9/7/2018		1.7
Bank America Corp., 3.625%, Due 3/17/2016		1.5
Verizon Communications, Inc., 3.00%, Due 4/1/2016		1.4
National Credit Union Administration, 0.625%, Due 3/11/2020		1.4
National Credit Union Administration, 0.693%, Due 1/8/2020		1.4
Deutsche Bank AG/London, 3.25%, Due 1/11/2016		1.3
JPMorgan Chase & Co., 3.45%, Due 3/1/2016		1.2
Daimler Finance North America LLC, 3.00%, Due 3/28/2016, 144A		1.2
Volkswagen Auto Lease Trust, 0.84%, Due 7/20/2016		1.2
Wells Fargo & Company, 3.676%, Due 6/15/2016		1.2
Total Fund Holdings	76

Sector Weightings (% Investments)
U.S. Treasury Notes/Bonds	53.6
Asset-Backed Obligations	15.1
Finance	14.4
Manufacturing	4.3
Telecommunications	3.8
Commercial Mortgage-Backed Obligations	3.3
Service	2.3
Consumer	1.6
Short-Term Investments	1.2
Transportation	0.4

Duration is a measure of price sensitivity relative to changes in interest rates.

American Beacon FundsSM

Fund Expenses

October 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including sales charges (loads) on purchase payments including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Fund Expenses

October 31, 2014 (Unaudited)

High Yield Bond Fund

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14 - 10/31/14
Institutional Class
Actual	$1,000.00	$996.07	$4.28
Hypothetical **	$1,000.00	$1,020.92	$4.33
Y Class
Actual	$1,000.00	$995.27	$4.83
Hypothetical **	$1,000.00	$1,020.37	$4.89
Investor Class
Actual	$1,000.00	$993.82	$5.48
Hypothetical **	$1,000.00	$1,019.71	$5.55
A Class
Actual	$1,000.00	$994.05	$5.33
Hypothetical **	$1,000.00	$1,019.86	$5.40
AMR Class
Actual	$1,000.00	$997.48	$2.87
Hypothetical **	$1,000.00	$1,022.33	$2.91
C Class
Actual	$1,000.00	$991.30	$9.08
Hypothetical **	$1,000.00	$1,016.08	$9.20

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.85%, 0.96%, 1.09%, 1.06%, 1.81%, and 0.57% for the Institutional, Y, Investor, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Retirement Income and Appreciation Fund

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14 - 10/31/14
Y Class
Actual	$1,000.00	$1,022.46	$4.08
Hypothetical **	$1,000.00	$1,021.17	$4.08
Investor Class
Actual	$1,000.00	$1,020.45	$6.01
Hypothetical **	$1,000.00	$1,019.26	$6.01
A Class
Actual	$1,000.00	$1,020.76	$5.70
Hypothetical **	$1,000.00	$1,019.56	$5.70
C Class
Actual	$1,000.00	$1,016.58	$9.81
Hypothetical **	$1,000.00	$1,015.48	$9.80

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.80%, 1.18%, 1.12%, and 1.93% for the Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Intermediate Bond Fund

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14 - 10/31/14
Institutional Class
Actual	$1,000.00	$1,020.67	$1.63
Hypothetical **	$1,000.00	$1,023.59	$1.63
Y Class
Actual	$1,000.00	$1,018.96	$3.31
Hypothetical **	$1,000.00	$1,021.93	$3.31
Investor Class
Actual	$1,000.00	$1,017.33	$4.02
Hypothetical **	$1,000.00	$1,021.22	$4.02
A Class
Actual	$1,000.00	$1,016.65	$4.68
Hypothetical **	$1,000.00	$1,020.57	$4.69
C Class
Actual	$1,000.00	$1,013.73	$8.63
Hypothetical **	$1,000.00	$1,016.64	$8.64

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.32%, 0.65%, 0.79%, 0.92%, and 1.70% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Short-Term Bond Fund

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14 - 10/31/14
Institutional Class
Actual	$1,000.00	$1,001.38	$1.82
Hypothetical **	$1,000.00	$1,023.39	$1.84
Y Class
Actual	$1,000.00	$1,001.12	$3.23
Hypothetical **	$1,000.00	$1,021.98	$3.26
Investor Class
Actual	$1,000.00	$1,000.38	$3.98
Hypothetical **	$1,000.00	$1,021.22	$4.02
A Class
Actual	$1,000.00	$1,000.41	$3.93
Hypothetical **	$1,000.00	$1,021.27	$3.97
C Class
Actual	$1,000.00	$996.90	$7.40
Hypothetical **	$1,000.00	$1,017.80	$7.48

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.36%, 0.64%, 0.79%, 0.78%, and 1.47% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Short-Term Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Short-Term Bond Fund (four of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Short-Term Bond Fund at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 30, 2014

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCKS—0.20%
CONSUMER DISCRETIONARY—0.10%
Automobiles—0.10%
General Motors Co.	6,381	$200

MANUFACTURING- 0.03%
Paper & Forest Products—0.03%
Catalyst Paper Corp.C	8,426	21
Newpage Holdings, Inc., Acquired 2/16/2010 – 8/5/2010, Cost $125 A L	600	56

Total Manufacturing		77

SERVICE—0.06%
Communications—0.05%
Cengage Learning Holdings 11 Inc.C	1,154	32
Cengage Learning Holdings II LPC D	3,169	89

		121

Other Service—0.01%
Dex Media, Inc.C	2,606	20

TRANSPORTATION—0.01%
Other Transportation—0.01%
CEVA Holding LLCA B C	22	21

Total Common Stocks (Cost $1,943)		439

RIGHTS—0.02% (Cost $541)
TRANSPORTATION—0.02%
Other Transportation—0.02%
Horizon Lines, Inc., Exercise price $0.051, Expires 9/27/2036, Acquired 5/27/2008 – 5/10/2012, Cost $541 A C E L	3,581,642	45

PREFERRED STOCKS—0.50%
AGENCY—0.02%
Federal Home Loan Mortgage Corp., 1.00%, Due 12/31/2049C F	10,000	43

ENERGY—0.08%
Oil & Gas—0.08%
Halcon Resources Corp., 5.75%, Due 12/31/2049	280	184

FINANCE—0.40%
Banks—0.40%
Ally Financial, Inc., 7.00%, Due 12/31/2049G	185	185
Countrywide Capital V, 7.00%, Due 11/01/2036	15,000	384
GMAC Capital Trust I, 1.00%, Due 2/15/2040F	11,600	310

Total Finance		879

Total Preferred Stocks (Cost $1,353)		1,106

CONVERTIBLE PREFERRED STOCKS—0.02% (Cost $68)
TRANSPORTATION—0.02%
Other Transportation—0.02%
CEVA Holding LLC, Series A-2A B C	49	45

	Par Amount
	(000’s)
CONVERTIBLE OBLIGATIONS—0.42%
Energy—0.42%
American Energy—Utica LLC, 3.50%, Due 3/1/2021B G H	$535	578
Goodrich Petroleum Corp., 5.00%, Due 10/1/2032	435	355

Total Convertible Obligations (Cost $1,082)		933

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATIONS—94.99%
Consumer—3.61%
American Achievement Corp., 10.875%, Due 4/15/2016G	$355	$349
Beverages & More, Inc., 10.00%, Due 11/15/2018G	550	522
Big Heart Pet Brands, 7.625%, Due 2/15/2019	654	655
CEDC Finance Corp International, Inc., 9.00%, Due 4/30/2018I	173	161
Constellation Brands, Inc., 4.75%, Due 11/15/2024	200	205
Diamond Foods, Inc., 7.00%, Due 3/15/2019G	380	388
Dole Food Co., Inc., 7.25%, Due 5/1/2019G	300	302
First Quality Finance Co. Inc., 4.625%, Due 5/15/2021G	350	324
Innovation Ventures LLC, 9.50%, Due 8/15/2019B G	350	345
JBS Investments GmbH, 7.75%, Due 10/28/2020G	675	739
JBS USA LLC / JBS USA Finance, Inc.,
8.25%, Due 2/1/2020B G	400	428
7.25%, Due 6/1/2021B G	200	213
5.875%, Due 7/15/2024B G	100	101
Marfrig Overseas Ltd., 9.50%, Due 5/4/2020G	350	370
Motors Liquidation Co., 8.375%, Due 7/15/2049A F M	1,570	—
Pinnacle Operating Corp., 9.00%, Due 11/15/2020G	295	318
Post Holdings, Inc.,
6.75%, Due 12/1/2021G	200	200
7.375%, Due 2/15/2022	400	410
6.00%, Due 12/15/2022G	100	97
Prestige Brands, Inc.,
8.125%, Due 2/1/2020	165	177
5.375%, Due 12/15/2021G	475	460
Revlon Consumer Products Corp., 5.75%, Due 2/15/2021	340	340
Simmons Foods, Inc., 7.875%, Due 10/1/2021G	415	420
Spectrum Brands, Inc., 6.625%, Due 11/15/2022	470	503

		8,027

Energy—18.52%
Access Midstream Partners LP / ACMP Finance Corp., 4.875%, Due 3/15/2024D	520	543
American Eagle Energy Co., 11.00%, Due 9/1/2019G	250	223
Antero Resources Finance Corp., 6.00%, Due 12/1/2020	430	447
Basic Energy Services, Inc., 7.75%, Due 10/15/2022	290	283
Bonanza Creek Energy, Inc.,
6.75%, Due 4/15/2021	105	105
5.75%, Due 2/1/2023	300	287
BreitBurn Energy Partners LP / BreitBurn Finance Corp., 7.875%, Due 4/15/2022D	600	576
Bristow Group, Inc., 6.25%, Due 10/15/2022	310	322
California Resources Corp.,
5.00%, Due 1/15/2020G	215	218
5.50%, Due 9/15/2021G	200	204
6.00%, Due 11/15/2024G	300	306
Carrizo Oil & Gas, Inc.,
8.625%, Due 10/15/2018	300	312
7.50%, Due 9/15/2020	100	101
CGG S.A., 6.50%, Due 6/1/2021	600	480
Chaparral Energy, Inc.,
9.875%, Due 10/1/2020	200	211
8.25%, Due 9/1/2021	235	236
7.625%, Due 11/15/2022	985	959
Chesapeake Energy Corp.,
6.625%, Due 8/15/2020	400	451
6.875%, Due 11/15/2020	605	691
6.125%, Due 2/15/2021	350	389
5.75%, Due 3/15/2023	400	438
Clayton Williams Energy, Inc., 7.75%, Due 4/1/2019	500	496
Compressco Partners LP / Compressco Finance, Inc., 7.25%, Due 8/15/2022D G	200	198
Comstock Resources, Inc., 9.50%, Due 6/15/2020	420	443
Drill Rigs Holdings, Inc., 6.50%, Due 10/1/2017G	760	714
Energy Transfer Equity LP, 7.50%, Due 10/15/2020D	700	805
Energy XXI Gulf Coast, Inc.,
7.50%, Due 12/15/2021	545	452
6.875%, Due 3/15/2024G	765	604
EnQuest PLC, 7.00%, Due 4/15/2022G J	200	179
EPL Oil & Gas, Inc., 8.25%, Due 2/15/2018	400	388

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
EV Energy Partner LP, 8.00%, Due 4/15/2019D	$430	$424
EXCO Resources, Inc., 8.50%, Due 4/15/2022	350	305
Gastar Exploration, Inc., 8.625%, Due 5/15/2018	495	476
Genesis Energy LP / Genesis Energy Finance Corp., 5.75%, Due 2/15/2021D	580	583
Goodrich Petroleum Corp., 8.875%, Due 3/15/2019	500	435
Gulfport Energy Corp., 7.75%, Due 11/1/2020G	250	255
Halcon Resources Corp.,
9.75%, Due 7/15/2020	100	83
8.875%, Due 5/15/2021	1,005	824
9.25%, Due 2/15/2022	100	81
Hercules Offshore, Inc., 7.50%, Due 10/1/2021G	345	215
Key Energy Services, Inc., 6.75%, Due 3/1/2021	305	271
Kinder Morgan Finance Co. LLC, 6.00%, Due 1/15/2018B G	500	548
Kinder Morgan, Inc.,
5.00%, Due 2/15/2021G	100	106
5.625%, Due 11/15/2023G	200	220
Linn Energy LLC / Linn Energy Finance Corp.,
6.50%, Due 5/15/2019B	200	187
6.25%, Due 11/1/2019B	100	92
8.625%, Due 4/15/2020B	500	501
7.75%, Due 2/1/2021B K	325	319
6.50%, Due 9/15/2021	100	92
Magnum Hunter Resources Corp., 9.75%, Due 5/15/2020	925	920
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.50%, Due 7/15/2023D	510	523
Memorial Production Partners LP / Memorial Production Finance Corp., 7.625%, Due 5/1/2021D	310	300
Memorial Resource Development Corp., 5.875%, Due 7/1/2022G	200	195
Midstates Petroleum Co., Inc./Midstates Petroleum Co., LLC, 9.25%, Due 6/1/2021B	765	650
NGL Energy Partners LP / NGL Energy Finance Corp., 5.125%, Due 7/15/2019 D G	100	100
NGPL PipeCo LLC,
9.625%, Due 6/1/2019B G	560	596
7.768%, Due 12/15/2037B G	325	336
Oasis Petroleum, Inc., 6.875%, Due 3/15/2022	285	296
Ocean Rig UDW, Inc., 7.25%, Due 4/1/2019G	400	342
Offshore Group Investment Ltd.,
7.50%, Due 11/1/2019	720	614
7.125%, Due 4/1/2023	500	413
Pacific Drilling S.A., 5.375%, Due 6/1/2020G	350	313
Paragon Offshore PLC, 7.25%, Due 8/15/2024G J	375	287
PDC Energy, Inc., 7.75%, Due 10/15/2022	360	378
Penn Virginia Corp., 8.50%, Due 5/1/2020	405	396
Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp.,
8.375%, Due 6/1/2020D	130	144
6.50%, Due 5/15/2021D	300	320
PetroQuest Energy, Inc., 10.00%, Due 9/1/2017B	215	214
Pioneer Energy Services Corp., 6.125%, Due 3/15/2022G	330	307
QEP Resources, Inc.,
5.375%, Due 10/1/2022	300	296
5.25%, Due 5/1/2023	400	389
QR Energy LP / QRE Finance Corp LLC, 9.25%, Due 8/1/2020B D	400	451
Quicksilver Resources, Inc.,
7.00%, Due 6/21/2019G	200	181
9.125%, Due 8/15/2019	100	50
Range Resources Corp., 5.00%, Due 3/15/2023	355	371
Regency Energy Partners LP / Regency Energy Finance Corp.,
8.375%, Due 6/1/2019D G	500	533
5.875%, Due 3/1/2022D	275	293
4.50%, Due 11/1/2023D	95	94
Resolute Energy Corp., 8.50%, Due 5/1/2020	925	823
Rex Energy Corp., 8.875%, Due 12/1/2020	305	322
Rice Energy, Inc., 6.25%, Due 5/1/2022G	445	430
Rockies Express Pipeline LLC,
6.85%, Due 7/15/2018B G	105	112
6.00%, Due 1/15/2019B G	180	191
5.625%, Due 4/15/2020B G	555	580

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
6.875%, Due 4/15/2040B G	$955	$1,059
Sabine Pass Liquefaction LLC,
5.625%, Due 2/1/2021B	1,005	1,053
6.25%, Due 3/15/2022B G	320	345
5.625%, Due 4/15/2023B	430	445
5.75%, Due 5/15/2024B G	615	636
Sabine Pass LNG LP, 7.50%, Due 11/30/2016D	295	316
Samson Investment Co., 9.75%, Due 2/15/2020	915	677
Sanchez Energy Corp.,
7.75%, Due 6/15/2021	705	719
6.125%, Due 1/15/2023G	605	576
SandRidge Energy, Inc., 8.125%, Due 10/15/2022	400	362
Seventy Seven Energy, Inc., 6.50%, Due 7/15/2022G	405	381
Talos Production LLC, 9.75%, Due 2/15/2018B G	490	494
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
6.375%, Due 8/1/2022D	190	204
5.25%, Due 5/1/2023D	295	310
Triangle USA Petroleum Corp., 6.75%, Due 7/15/2022G	790	691
Ultra Petroleum Corp.,
5.75%, Due 12/15/2018G	325	322
6.125%, Due 10/1/2024G	500	473
W&T Offshore, Inc., 8.50%, Due 6/15/2019	730	712
WPX Energy, Inc., 6.00%, Due 1/15/2022	580	608

		41,221

Finance—9.47%
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 5.00%, Due 10/1/2021G	200	208
Aircastle Ltd., 6.25%, Due 12/1/2019	495	527
Ally Financial, Inc.,
5.50%, Due 2/15/2017	120	128
8.00%, Due 12/31/2018	200	232
7.50%, Due 9/15/2020	908	1,080
8.00%, Due 11/1/2031	90	115
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC, 7.875%, Due 12/15/2020B G	400	412
Banco do Brasil SA/Cayman, 9.00%, Due 6/29/2049G	150	147
Bank of America Corp., 8.125%, Due 12/29/2049F	900	976
Bank One Capital III, 8.75%, Due 9/1/2030	275	387
Cengage Learning Acquisitions, Inc., Escrow, 11.50%, Due 4/15/2020A M	75	—
CIT Group, Inc.,
5.50%, Due 2/15/2019G	100	107
5.375%, Due 5/15/2020	200	214
5.00%, Due 8/15/2022	800	837
Citigroup, Inc., 6.30%, Due 12/29/2049	700	696
Cogent Communications Finance, Inc., 5.625%, Due 4/15/2021G	530	518
Crown Castle International Corp., 5.25%, Due 1/15/2023	535	548
Denali Borrower LLC / Denali Finance Corp., 5.625%, Due 10/15/2020B G	285	302
E*Trade Financial Corp., 6.375%, Due 11/15/2019	1,445	1,541
Fly Leasing Ltd.,
6.75%, Due 12/15/2020	230	237
6.375%, Due 10/15/2021	225	224
Genworth Holdings, Inc., 6.15%, Due 11/15/2066F	350	299
Geo Group, Inc., 5.125%, Due 4/1/2023	675	668
Hockey Merger Sub 2, Inc., 7.875%, Due 10/1/2021G	255	266
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, Due 2/1/2022D	750	771
International Lease Finance Corp., 8.625%, Due 1/15/2022	290	360
iStar Financial, Inc.,
9.00%, Due 6/1/2017	270	303
5.00%, Due 7/1/2019	385	383
JPMorgan Chase & Co., 6.00%, Due 12/31/2049	800	793
Navient Corp.,
8.45%, Due 6/15/2018B	300	343
5.50%, Due 1/15/2019	600	622
Neuberger Berman Group LLC / Neuberger Berman Finance Corp., 5.875%, Due 3/15/2022B G	400	424
NRG Yield Operating LLC, 5.375%, Due 8/15/2024B G	300	312
Nuveen Investments, Inc., 9.50%, Due 10/15/2020G	410	500
Oppenheimer Holdings, Inc., 8.75%, Due 4/15/2018	220	234

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Popular, Inc., 7.00%, Due 7/1/2019	$350	$353
Provident Funding Associates LP / PFG Finance Corp.,
10.125%, Due 2/15/2019D G	255	273
6.75%, Due 6/15/2021D G	400	399
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, Due 4/15/2021D	370	368
ROC Finance LLC / ROC Finance 1 Corp., 12.125%, Due 9/1/2018B G	650	692
Royal Bank of Scotland Group PLC, 6.125%, Due 12/15/2022J	900	973
Stena AB, 7.00%, Due 2/1/2024G	625	623
Stena International S.A., 5.75%, Due 3/1/2024G	525	522
Synovus Financial Corp., 7.875%, Due 2/15/2019	540	608
TMX Finance LLC / TitleMax Finance Corp., 8.50%, Due 9/15/2018B G	575	561

		21,086

Manufacturing—21.52%
Abengoa Finance SAU,
8.875%, Due 11/1/2017G	400	437
7.75%, Due 2/1/2020G	150	157
Advanced Micro Devices, Inc., 7.50%, Due 8/15/2022	950	869
AECOM Technology Corp., 5.75%, Due 10/15/2022G	260	274
Ainsworth Lumber Co. Ltd, 7.50%, Due 12/15/2017G	300	311
Alcoa, Inc., 5.125%, Due 10/1/2024	350	370
Aleris International, Inc., 7.875%, Due 11/1/2020	360	374
Allison Transmission, Inc., 7.125%, Due 5/15/2019G	600	631
Alpha Natural Resources, Inc., 7.50%, Due 8/1/2020G	480	384
ArcelorMittal,
4.25%, Due 8/5/2015	170	173
6.00%, Due 3/1/2021F	1,000	1,072
6.75%, Due 2/25/2022F	435	483
Arch Coal, Inc., 8.00%, Due 1/15/2019G	370	241
Ardagh Finance Holdings S.A., 8.625%, Due 6/15/2019G H	250	256
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.,
6.25%, Due 1/31/2019G J	200	202
7.00%, Due 11/15/2020G J	106	108
6.75%, Due 1/31/2021G J	400	409
Axalta Coating Systems US Holdings Inc. / Axalta Coating Systems Dutch Holding B, 7.375%, Due 5/1/2021G	300	325
Axiall Corp., 4.875%, Due 5/15/2023	380	369
Barminco Finance Property Ltd., 9.00%, Due 6/1/2018G	400	344
Beverage Packaging Holdings Luxembourg II SA, 6.00%, Due 6/15/2017G	345	344
Blackboard, Inc., 7.75%, Due 11/15/2019G	400	404
BMC Software Finance, Inc., 8.125%, Due 7/15/2021G	800	766
BMC Software, Inc., 7.25%, Due 6/1/2018	215	213
Boart Longyear Management Property Ltd.,
10.00%, Due 10/1/2018G	180	192
7.00%, Due 4/1/2021G	230	186
Bombardier, Inc., 6.125%, Due 1/15/2023G	215	221
Boxer Parent Company, Inc., 9.00%, Due 10/15/2019G H	600	538
Catalyst Paper Corp., 11.00%, Due 10/30/2017H	146	126
Cemex Finance LLC,
9.375%, Due 10/12/2022B G	200	231
6.00%, Due 4/1/2024B G	200	204
Cemex SAB de CV,
9.00%, Due 1/11/2018G	200	211
5.875%, Due 3/25/2019G	200	207
5.70%, Due 1/11/2025G	200	196
Chrysler Group LLC / CG Co-Issuer, Inc., 8.00%, Due 6/15/2019B	375	401
CNH Industrial Capital LLC, 3.375%, Due 7/15/2019B G	185	180
Consol Energy, Inc.,
8.25%, Due 4/1/2020	500	527
5.875%, Due 4/15/2022G	100	102
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125%, Due 7/15/2020B G	475	447
Constellium N.V., 5.75%, Due 5/15/2024G	250	250
CPG Merger Sub LLC, 8.00%, Due 10/1/2021B G	365	375

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Dell, Inc., 5.40%, Due 9/10/2040	$320	$278
Eagle Spinco, Inc., 4.625%, Due 2/15/2021	535	519
Eco Services Operations LLC / Eco Finance Corp., 8.50%, Due 11/1/2022B G	345	355
Eldorado Gold Corp., 6.125%, Due 12/15/2020G	600	593
First Data Corp.,
8.25%, Due 1/15/2021G	800	869
11.25%, Due 1/15/2021	65	75
11.75%, Due 8/15/2021	320	375
First Data Holdings, Inc.G H	—	—
First Quantum Minerals Ltd.,
6.75%, Due 2/15/2020G	400	387
7.00%, Due 2/15/2021G	400	393
7.25%, Due 5/15/2022G	195	190
FMG Resources August 2006 Property Ltd.,
6.875%, Due 2/1/2018G	222	228
8.25%, Due 11/1/2019G	520	539
6.875%, Due 4/1/2022G	695	717
Gardner Denver, Inc., 6.875%, Due 8/15/2021G	885	922
Gates Global LLC / Gates Global Co., 6.00%, Due 7/15/2022B G	290	281
Gibraltar Industries, Inc., 6.25%, Due 2/1/2021	350	361
Goodyear Tire & Rubber Co., 6.50%, Due 3/1/2021	700	750
Horsehead Holding Corp., 10.50%, Due 6/1/2017G	380	427
IHS, Inc., 5.00%, Due 11/1/2022G	100	102
INEOS Group Holdings S.A., 5.875%, Due 2/15/2019G	400	400
K Hovnanian Enterprises, Inc.,
8.00%, Due 11/1/2019G	195	196
7.25%, Due 10/15/2020G	230	242
KB Home,
4.75%, Due 5/15/2019	100	99
7.00%, Due 12/15/2021	100	107
7.50%, Due 9/15/2022	500	539
Kratos Defense & Security Solutions, Inc., 7.00%, Due 5/15/2019	375	368
Liberty Tire Recycling LLC, 11.00%, Due 10/1/2016B G	425	400
Magnachip Semiconductor Corp., 6.625%, Due 7/15/2021	305	278
Magnetation LLC / Mag Finance Corp., 11.00%, Due 5/15/2018B G	335	301
Mcron Finance Sub LLC, 8.375%, Due 5/15/2019B G	108	115
Midwest Vanadium Property Ltd., 11.50%, Due 2/15/2018G M	200	28
Milacron LLC, 7.75%, Due 2/15/2021B G	315	328
Momentive Performance Materials, Inc., 3.88%, Due 10/24/2021	305	264
Mueller Water Products, Inc., 7.375%, Due 6/1/2017	252	256
Navistar International Corp., 8.25%, Due 11/1/2021	375	386
NCR Corp.,
5.875%, Due 12/15/2021	375	384
6.375%, Due 12/15/2023	345	364
New Gold, Inc., 6.25%, Due 11/15/2022G	235	230
Norske Skogindustrier ASA, 6.125%, Due 10/15/2015G	550	503
Nova Chemicals Corp., 5.00%, Due 5/1/2025G	770	795
Nuance Communications, Inc., 5.375%, Due 8/15/2020G	260	261
Nufarm Australia Ltd., 6.375%, Due 10/15/2019G	290	291
Olin Corp., 5.50%, Due 8/15/2022	300	310
Park Ohio Industries, Inc., 8.125%, Due 4/1/2021	490	528
Peabody Energy Corp.,
7.375%, Due 11/1/2016	500	515
6.25%, Due 11/15/2021	400	379
Pittsburgh Glass Works LLC, 8.00%, Due 11/15/2018B G	266	279
Plastipak Holdings, Inc., 6.50%, Due 10/1/2021G	230	237
Polymer Group, Inc., 6.875%, Due 6/1/2019G	300	296
Quiksilver Inc. / QS Wholesale Inc., 7.875%, Due 8/1/2018G	435	397
Rain CII Carbon LLC / CII Carbon Corp., 8.25%, Due 1/15/2021B G	300	306
Reliance Intermediate Holdings LP, 9.50%, Due 12/15/2019D G	760	789
Rentech Nitrogen Partners LP, 6.50%, Due 4/15/2021D G	455	439
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC,
8.50%, Due 5/15/2018B	200	207
9.00%, Due 4/15/2019B	685	715
9.875%, Due 8/15/2019B	425	462

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
5.75%, Due 10/15/2020B	$110	$114
8.25%, Due 2/15/2021B	300	323
Rockwood Specialties Group, Inc., 4.625%, Due 10/15/2020	500	522
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375%, Due 5/1/2022G	575	557
Smurfit Kappa Treasury Funding Ltd., 7.50%, Due 11/20/2025	600	693
Springs Industries, Inc., 6.25%, Due 6/1/2021	325	319
SRA International, Inc., 11.00%, Due 10/1/2019	200	213
Stackpole International Intermediate Co., 7.75%, Due 10/15/2021G	460	467
SunGard Availability Services Capital, Inc., 8.75%, Due 4/1/2022G	425	312
SunGard Data Systems, Inc., 6.625%, Due 11/1/2019	450	466
Taylor Morrison Communities Inc / Monarch Communities, Inc., 5.625%, Due 3/1/2024G	300	297
Taylor Morrison Communities, Inc.,
7.75%, Due 4/15/2020G	613	656
5.25%, Due 4/15/2021G	445	448
Terex Corp., 6.00%, Due 5/15/2021	435	452
Toll Brothers Finance, Corp., 5.625%, Due 1/15/2024	300	318
TPC Group, Inc., 8.75%, Due 12/15/2020G	800	836
TransDigm, Inc.,
7.50%, Due 7/15/2021	385	416
6.00%, Due 7/15/2022	475	480
6.50%, Due 7/15/2024	100	103
Transfield Services Ltd., 8.375%, Due 5/15/2020G	180	193
TRI Pointe Holdings, Inc., 4.375%, Due 6/15/2019G	375	373
Tronox Finance LLC, 6.375%, Due 8/15/2020B	320	329
US Concrete, Inc., 8.50%, Due 12/1/2018	295	316
Verso Paper Holdings LLC / Verso Paper, Inc.,
11.75%, Due 1/15/2019B	1,515	1,398
Viasystems, Inc., 7.875%, Due 5/1/2019G	315	334
William Lyon Homes, Inc., 8.50%, Due 11/15/2020	345	377
Wolverine World Wide, Inc., 6.125%, Due 10/15/2020	360	379
Xerium Technologies, Inc., 8.875%, Due 6/15/2018	395	417
Zachry Holdings, Inc., 7.50%, Due 2/1/2020G	330	335

		47,908

Service—26.15%
New Red Finance, Inc., 6.00%, Due 4/1/2022G	400	406
24 Hour Holdings III LLC, 8.00%, Due 6/1/2022B G	300	284
Acadia Healthcare Co., Inc., 5.125%, Due 7/1/2022	325	323
ADT Corp., 6.25%, Due 10/15/2021	65	68
Ahern Rentals, Inc., 9.50%, Due 6/15/2018G	560	598
Alere, Inc.,
7.25%, Due 7/1/2018	400	426
6.50%, Due 6/15/2020	485	500
Amsurg Corp., 5.625%, Due 7/15/2022G	300	311
Anna Merger Sub, Inc., 7.75%, Due 10/1/2022G	300	306
Arcos Dorados Holdings, Inc., 6.625%, Due 9/27/2023G	90	89
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 2.984%, Due 12/1/2017B F	775	775
Aviv Healthcare Properties LP / Aviv Healthcare Capital Corp.,
7.75%, Due 2/15/2019D	200	210
6.00%, Due 10/15/2021D	100	103
Bon-Ton Department Stores, Inc., 8.00%, Due 6/15/2021	375	326
Boyd Gaming Corp., 9.00%, Due 7/1/2020	455	491
Caesars Entertainment Operating Co., Inc.,
11.25%, Due 6/1/2017	1,100	824
12.75%, Due 4/15/2018	400	70
8.50%, Due 2/15/2020	100	75
9.00%, Due 2/15/2020	300	227
Carrols Restaurant Group, Inc., 11.25%, Due 5/15/2018	375	406
CB OnCure Holdings, Inc., Escrow, 11.75%, Due 5/15/2017A	325	—
CCO Holdings LLC / CCO Holdings Capital Corp.,
6.50%, Due 4/30/2021B	275	290
5.25%, Due 9/30/2022B	700	704
CCOH Safari LLC, 5.50%, Due 12/1/2022 B	250	253
Cenveo Corp.,
11.50%, Due 5/15/2017	1,170	1,187

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
6.00%, Due 8/1/2019G	$475	$457
8.50%, Due 9/15/2022G	500	460
Cequel Communications Holdings I LLC, 6.375%, Due 9/15/2020B G	130	136
CHS/Community Health Systems, Inc.,
5.125%, Due 8/15/2018	100	104
8.00%, Due 11/15/2019	200	216
7.125%, Due 7/15/2020	300	325
5.125%, Due 8/1/2021	300	314
6.875%, Due 2/1/2022	755	813
Clean Harbors, Inc., 5.125%, Due 6/1/2021	375	382
Clear Channel Worldwide Holdings, Inc.,
7.625%, Due 3/15/2020	815	867
6.50%, Due 11/15/2022	875	902
Covanta Holding Corp., 5.875%, Due 3/1/2024	400	413
Crown Media Holdings, Inc., 10.50%, Due 7/15/2019	235	257
CSC Holdings LLC,
6.75%, Due 11/15/2021B	1,360	1,512
5.25%, Due 6/1/2024B G	275	276
CST Brands, Inc., 5.00%, Due 5/1/2023	335	332
Cumulus Media Holdings, Inc., 7.75%, Due 5/1/2019	1,135	1,163
CyrusOne LP / CyrusOne Finance Corp., 6.375%, Due 11/15/2022D	350	368
DaVita Healthcare Partners, Inc., 5.75%, Due 8/15/2022	200	212
DaVita HealthCare Partners, Inc., 5.125%, Due 7/15/2024	200	204
DISH DBS Corp.,
7.125%, Due 2/1/2016	200	213
7.875%, Due 9/1/2019	230	267
5.875%, Due 7/15/2022	975	1,034
5.00%, Due 3/15/2023	100	100
DreamWorks Animation SKG, Inc., 6.875%, Due 8/15/2020G	450	470
Endo Finance LLC / Endo Finco, Inc., 5.375%, Due 1/15/2023B G	600	587
Entercom Radio LLC, 10.50%, Due 12/1/2019B	370	410
Envision Healthcare Corp., 5.125%, Due 7/1/2022G	245	248
Equinix, Inc., 5.375%, Due 4/1/2023	875	903
Felcor Lodging LP, 5.625%, Due 3/1/2023D	475	474
Fontainebleau Las Vegas Holdings LLC, 10.25%, Due 6/15/2015B F G K M	800	6
Gannett Company, Inc.,
5.125%, Due 7/15/2020	300	311
6.375%, Due 10/15/2023	200	215
Golden Nugget Escrow, Inc., 8.50%, Due 12/1/2021G	505	502
Gray Television, Inc., 7.50%, Due 10/1/2020	950	994
Grifols Worldwide Operations Ltd., 5.25%, Due 4/1/2022G	400	410
Guitar Center, Inc., 9.625%, Due 4/15/2020G	475	349
Harron Communications LP/Harron Finance Corp., 9.125%, Due 4/1/2020D G	310	338
HCA Holdings, Inc., 6.25%, Due 2/15/2021	100	108
HCA, Inc.,
7.50%, Due 2/15/2022	400	465
5.875%, Due 3/15/2022	200	220
5.875%, Due 5/1/2023	500	537
5.00%, Due 3/15/2024	475	490
5.25%, Due 4/15/2025	100	104
Hertz Corp.,
6.75%, Due 4/15/2019	400	417
6.25%, Due 10/15/2022	400	408
Hilton Worldwide Finance LLC, 5.625%, Due 10/15/2021B G	320	337
iHeartCommunications, Inc.,
10.00%, Due 1/15/2018	375	313
9.00%, Due 3/1/2021	1,470	1,469
9.00%, Due 9/15/2022G	200	201
iPayment Holdings, Inc., 7.50%, Due 11/15/2018H	295	100
iPayment, Inc., 10.25%, Due 5/15/2018	375	315
Isle of Capri Casinos, Inc., 8.875%, Due 6/15/2020	270	289
Jaguar Holding Co. I, 9.375%, Due 10/15/2017G H	500	512
JC Penney Corp., Inc.,
7.95%, Due 4/1/2017	585	599
8.125%, Due 10/1/2019	325	312

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Jo-Ann Stores Holdings, Inc., 9.75%, Due 10/15/2019G H	$275	$253
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, Due 11/1/2019	305	336
L Brands, Inc., 5.625%, Due 10/15/2023	320	343
Landry’s, Inc., 9.375%, Due 5/1/2020G	400	428
LBI Media, Inc.,
10.00%, Due 4/15/2019G	285	295
4.25%, Due 4/15/2020G H	324	324
Lee Enterprises, Inc., 9.50%, Due 3/15/2022G	350	363
Light Tower Rentals, Inc., 8.125%, Due 8/1/2019G	175	172
Live Nation Entertainment, Inc., 7.00%, Due 9/1/2020G	400	425
Marina District Finance Co. Inc, 9.875%, Due 8/15/2018	200	210
McGraw-Hill Global Education Holdings LLC, 9.75%, Due 4/1/2021B	225	254
Media General Financing Sub, Inc., 5.875%, Due 11/15/2022G	405	403
Men’s Wearhouse, Inc., 7.00%, Due 7/1/2022G	490	508
MGM Resorts International,
6.625%, Due 7/15/2015	200	205
6.75%, Due 10/1/2020	335	368
6.625%, Due 12/15/2021	615	673
7.75%, Due 3/15/2022	375	432
Midcontinent Communications & Finance Corp., 6.25%, Due 8/1/2021G	490	501
Monitronics International, Inc., 9.125%, Due 4/1/2020	485	500
MTR Gaming Group, Inc., 11.50%, Due 8/1/2019H	295	324
New Look Bondco I PLC, 8.375%, Due 5/14/2018G J	400	416
Nextstar Broadcasting, Inc., 6.875%, Due 11/15/2020	735	763
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co B, Inc., 10.50%, Due 1/15/2020	700	729
Par Pharmaceutical Cos., Inc., 7.375%, Due 10/15/2020	300	319
PF Chang’s China Bistro, Inc., 10.25%, Due 6/30/2020G	500	498
PHH Corp., 6.375%, Due 8/15/2021	275	264
Pinnacle Entertainment, Inc., 7.75%, Due 4/1/2022	215	235
Quad/Graphics, Inc., 7.00%, Due 5/1/2022G	375	360
Radio One, Inc., 9.25%, Due 2/15/2020G	1,275	1,265
Radio Systems Corp., 8.375%, Due 11/1/2019G	200	217
Ruby Tuesday, Inc., 7.625%, Due 5/15/2020	400	397
Safway Group Holding LLC, 7.00%, Due 5/15/2018B G	300	310
Scientific Games International, Inc., 6.625%, Due 5/15/2021G	270	215
Select Medical Corp., 6.375%, Due 6/1/2021	340	348
Serta Simmons Holdings LLC, 8.125%, Due 10/1/2020B G	425	456
Service Corp International, 7.50%, Due 4/1/2027	475	523
Sirius XM Radio, Inc.,
5.25%, Due 8/15/2022G	155	163
6.00%, Due 7/15/2024G	500	521
SiTV LLC / SiTV Finance, Inc., 10.375%, Due 7/1/2019B G	810	782
Sugarhouse HSP Gaming Prop Mezz LP, 6.375%, Due 6/1/2021D G	615	589
Tenet Healthcare Corp.,
5.00%, Due 3/1/2019G	300	300
8.125%, Due 4/1/2022	1,115	1,277
6.875%, Due 11/15/2031	250	245
United Rentals North America, Inc.,
7.375%, Due 5/15/2020	125	136
7.625%, Due 4/15/2022	470	524
Unitymedia KabelBW GmbH, 6.125%, Due 1/15/2025G	300	313
Universal Hospital Services, Inc., 7.625%, Due 8/15/2020	575	536
Univision Communications, Inc., 6.75%, Due 9/15/2022G	300	333
Valeant Pharmaceuticals International, Inc.,
7.50%, Due 7/15/2021G	200	214
5.625%, Due 12/1/2021G	100	99
Visant Corp., 10.00%, Due 10/1/2017	820	721
VPI Escrow Corp., 6.375%, Due 10/15/2020G	1,520	1,559
WMG Acquisition Corp.,
5.625%, Due 4/15/2022G	600	603
6.75%, Due 4/15/2022G	720	709

		58,248

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Telecommunications—11.07%
Alcatel-Lucent USA, Inc., 6.75%, Due 11/15/2020G	$700	$721
Altice S.A., 7.75%, Due 5/15/2022G	575	604
Avanti Communications Group PLC, 10.00%, Due 10/1/2019G J	575	555
Avaya, Inc.,
9.00%, Due 4/1/2019G	500	513
10.50%, Due 3/1/2021G	400	351
Brightstar Corp., 9.50%, Due 12/1/2016G	250	263
CenturyLink, Inc.,
5.80%, Due 3/15/2022	300	318
6.75%, Due 12/1/2023	300	333
Cincinnati Bell, Inc., 8.75%, Due 3/15/2018	415	430
CommScope, Inc.,
5.00%, Due 6/15/2021G	175	175
5.50%, Due 6/15/2024G	175	177
Consolidated Communications Finance Co., 10.875%, Due 6/1/2020	195	222
Digicel Group Ltd.,
8.25%, Due 9/30/2020G	300	314
7.125%, Due 4/1/2022G	600	603
Digicel Ltd., 6.00%, Due 4/15/2021G	200	202
EarthLink Holdings Corp.,
8.875%, Due 5/15/2019	255	248
7.375%, Due 6/1/2020	360	367
Frontier Communications Corp.,
8.50%, Due 4/15/2020	547	630
8.75%, Due 4/15/2022	200	231
7.875%, Due 1/15/2027	300	312
Hughes Satellite Systems Corp., 7.625%, Due 6/15/2021	300	334
Intelsat Jackson Holdings S.A.,
7.25%, Due 10/15/2020	400	427
7.50%, Due 4/1/2021	300	325
6.625%, Due 12/15/2022	610	642
Intelsat Luxembourg S.A.,
7.75%, Due 6/1/2021	785	819
8.125%, Due 6/1/2023	425	452
Level 3 Escrow II, Inc., 5.375%, Due 8/15/2022G	280	285
Level 3 Financing, Inc.,
3.823%, Due 1/15/2018G	775	777
7.00%, Due 6/1/2020	550	587
8.625%, Due 7/15/2020	190	209
6.125%, Due 1/15/2021G	215	225
Millicom International Cellular S.A., 6.625%, Due 10/15/2021G	400	428
NII Capital Corp.,
10.00%, Due 8/15/2016 M	600	186
7.625%, Due 4/1/2021 M	390	78
NII International Telecom SCA, 7.875%, Due 8/15/2019G M	305	195
Nokia OYJ, 6.625%, Due 5/15/2039	790	854
Oi S.A., 5.75%, Due 2/10/2022G	200	189
Sprint Capital Corp., 8.75%, Due 3/15/2032	735	820
Sprint Corp.,
7.875%, Due 9/15/2023G	760	822
7.125%, Due 6/15/2024G	200	206
Sprint Nextel Corp.,
8.375%, Due 8/15/2017	100	113
9.00%, Due 11/15/2018G	500	588
7.00%, Due 3/1/2020G	100	112
7.00%, Due 8/15/2020	640	678
11.50%, Due 11/15/2021	515	662
6.00%, Due 11/15/2022	600	599
Telecom Italia SpA, 5.303%, Due 5/30/2024G	475	481
T-Mobile USA, Inc.,
6.542%, Due 4/28/2020	300	317
6.633%, Due 4/28/2021	370	390
6.125%, Due 1/15/2022	300	311
6.50%, Due 1/15/2024	100	105
6.375%, Due 3/1/2025	100	103

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Virgin Media Finance PLC, 6.375%, Due 4/15/2023G J	$255	$270
Virgin Media Secured Finance PLC,
5.375%, Due 4/15/2021G J	350	363
5.50%, Due 1/15/2025G J	600	620
WaveDivision Escrow LLC / WaveDivision Escrow Corp., 8.125%, Due 9/1/2020B G	295	321
Wind Acquisition Finance S.A.,
4.75%, Due 7/15/2020G	300	293
7.375%, Due 4/23/2021G	1,170	1,143
Windstream Corp., 7.50%, Due 6/1/2022	405	430
Ymobile Corp., 8.25%, Due 4/1/2018G	300	317

		24,645

Transportation—2.02%
CHC Helicopter S.A.,
9.25%, Due 10/15/2020	585	626
9.375%, Due 6/1/2021	100	106
Eletson Holdings, 9.625%, Due 1/15/2022G	265	264
Florida East Coast Holdings Corp.,
6.75%, Due 5/1/2019G	200	206
9.75%, Due 5/1/2020G	100	102
Global Ship Lease, Inc., 10.00%, Due 4/1/2019G	300	306
HD Supply, Inc., 7.50%, Due 7/15/2020	885	943
Horizon Lines LLC,
11.00%, Due 10/15/2016B	74	74
13.00%, Due 10/15/2016B H	267	227
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, Due 2/15/2021D	760	775
Syncreon Group BV, 8.625%, Due 11/1/2021G	400	391
Watco Cos. LLC, 6.375%, Due 4/1/2023B G	475	482

		4,502

Utilities—2.63%
AES Corp.,
9.75%, Due 4/15/2016	119	131
3.234%, Due 6/1/2019F	205	204
Calpine Corp.,
6.00%, Due 1/15/2022G	100	108
5.375%, Due 1/15/2023	190	192
5.875%, Due 1/15/2024G	100	108
5.75%, Due 1/15/2025	790	799
Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.625%, Due 11/1/2024G	380	403
Elwood Energy LLC, 8.159%, Due 7/5/2026B	245	274
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc., 10.00%, Due 12/1/2020B M	575	50
Genon Energy, Inc., 9.50%, Due 10/15/2018	390	407
Illinois Power Generating Co., 7.00%, Due 4/15/2018	345	328
InterGen N.V., 7.00%, Due 6/30/2023G	600	575
MPM Escrow LLC, 8.875%, Due 10/15/2020 B M	305	—
NRG Energy, Inc.,
7.875%, Due 5/15/2021	635	688
6.25%, Due 7/15/2022	815	851
6.25%, Due 5/1/2024G	170	176
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 11.50%, Due 10/1/2020B G M	700	562

		5,856

Total Corporate Obligations (Cost $214,513)		211,493

	Shares
SHORT-TERM INVESTMENTS—2.30% (Cost $5,123)
JPMorgan U.S. Government Money Market Fund, Capital Class	5,123,139	5,123

TOTAL INVESTMENTS —98.45% (Cost $224,624)		219,184
OTHER ASSETS, NET OF LIABILITIES—1.55%		3,462

TOTAL NET ASSETS—100.00%		$222,646

Percentages are stated as a percent of net assets.

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2014

A	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of securities amounted to $166 or 0.07% of net assets.
B	LLC - Limited Liability Company.
C	Non-income producing security.
D	LP - Limited Partnership.
E	Call.
F	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
G	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $89,526 or 40.21% of net assets. The Fund has no right to demand registration of these securities.
H	PIK - Payment in Kind.
I	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
J	PLC - Public Limited Company.
K	Non-voting participating shares.
L	Illiquid. At period end, the value of these securities amounted to $101 or 0.05% of net assets.
M	In default.

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCKS—2.09%
CONSUMER DISCRETIONARY—0.24%
Household Durables—0.24%
Lennar Corp., Class A	5,780	$249

ENERGY—0.39%
Energy Equipment & Services—0.21%
Schlumberger Ltd.	2,220	219

Oil & Gas—0.18%
Continental Resources, Inc.A	3,200	180

FINANCIALS—0.72%
Diversified Financials—0.72%
JPMorgan Chase & Co.	4,655	282
T. Rowe Price Group, Inc.	2,775	228
Wells Fargo & Co.	4,475	238

Total Financials		748

HEALTH CARE—0.25%
Pharmaceuticals—0.25%
Mylan, Inc.A	4,725	253

INDUSTRIALS—0.23%
Diversified Manufacturing—0.23%
Eaton Corp., PLCB	3,390	232

INFORMATION TECHNOLOGY—0.26%
Computers & Peripherals—0.26%
Apple, Inc.	2,485	268

Total Common Stocks (Cost $1,666)		2,149

PREFERRED STOCKS—3.82%
CONSUMER—0.31%
Consumer Products—0.31%
Post Holdings, Inc., 5.25%, Due 6/1/2017	1,100	93
Tyson Foods, Inc., 4.75%, Due 7/15/2017	4,570	229

Total Consumer		322

ENERGY—0.53%
Oil & Gas—0.53%
Chesapeake Energy Corp., 5.75%, Due 12/31/2049C D	495	544

FINANCE—1.10%
Other Finance—0.50%
AMG Capital Trust II, 5.15%, Due 10/15/2037	8,300	518

Real Estate Investment Trusts—0.60%
American Tower Corp., 5.25%, Due 5/15/2017	3,360	366
Crown Castle International Corp., 4.50%, Due 11/01/2016	2,380	239

		605

MANUFACTURING—1.02%
Aerospace & Defense—0.46%
United Technologies Corp., 7.50%, Due 8/1/2015	8,135	475

Machinery—0.56%
Stanley Black & Decker, Inc., 4.75%, Due 11/17/2015	4,310	576

TRANSPORTATION—0.25%
Other Transportation—0.25%
Genesee & Wyoming, Inc., 5.00%, Due 10/01/2015	2,070	256

UTILITIES—0.61%
Electric—0.61%
Dominion Resources, Inc., 6.38%, Due 7/1/2017	2,320	117

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Exelon Corp., 6.50%, Due 6/1/2017	5,275	$278
NextEra Energy, Inc., 5.60%, Due 6/1/2015	3,665	237

Total Utilities		632

Total Preferred Stocks (Cost $3,768)		3,928

	Par Amount
	(000’s)
CONVERTIBLE OBLIGATIONS—18.27%
Consumer—0.25%
Jarden Corp.,
1.50%, Due 6/15/2019	$100	124
1.125%, Due 3/15/2034D	120	128

		252

Energy—0.32%
SEACOR Holdings, Inc., 2.50%, Due 12/15/2027	200	224
Stone Energy Corp., 1.75%, Due 3/1/2017	109	101

		325

Finance—2.12%
Ares Capital Corp., 4.75%, Due 1/15/2018	480	499
MGIC Investment Corp., 2.00%, Due 4/1/2020	81	116
Molina Healthcare, Inc., 1.125%, Due 1/15/2020	200	260
Portfolio Recovery Associates, Inc., 3.00%, Due 8/1/2020	210	252
Spirit Realty Capital, Inc., 2.875%, Due 5/15/2019	220	218
Starwood Waypoint Residential Trust, 3.00%, Due 7/1/2019D	115	112
WellPoint, Inc., 2.75%, Due 10/15/2042	415	724

		2,181

Manufacturing—9.59%
Cemex SAB de CV, 3.25%, Due 3/15/2016	100	133
Citrix Systems, Inc., 0.50%, Due 4/15/2019D	340	355
Danaher Corp., 0.01%, Due 1/22/2021	150	351
Electronic Arts, Inc., 0.75%, Due 7/15/2016	435	588
InvenSense, Inc., 1.75%, Due 11/1/2018D	225	213
Lam Research Corp., 0.50%, Due 5/15/2016	425	565
Medidata Solutions, Inc., 1.00%, Due 8/1/2018	167	180
Mentor Graphics Corp., 4.00%, Due 4/1/2031	90	105
Microchip Technology, Inc., 2.125%, Due 12/15/2037	155	263
Micron Technology, Inc., 3.00%, Due 11/15/2043	415	534
NVIDIA Corp., 1.00%, Due 12/1/2018D	505	572
ON Semiconductor Corp., 2.625%, Due 12/15/2026	220	242
Proofpoint, Inc., 1.25%, Due 12/15/2018D	225	293
Red Hat, Inc., 0.25%, Due 10/1/2019D	130	140
RTI International Metals, Inc., 3.00%, Due 12/1/2015	215	220
Salesforce.com, Inc., 0.25%, Due 4/1/2018	660	780
SanDisk Corp., 0.50%, Due 10/15/2020	745	878
ServiceNow, Inc., 0.01%, Due 11/1/2018D	480	545
Standard Pacific Corp., 1.25%, Due 8/1/2032	215	243
SunEdison, Inc., 0.25%, Due 1/15/2020D	151	150
SunPower Corp., 0.875%, Due 6/1/2021D	77	78
Synchronoss Technologies, Inc., 0.75%, Due 8/15/2019	545	636
Take-Two Interactive Software, Inc.,
1.75%, Due 12/1/2016	105	153
1.00%, Due 7/1/2018	195	262
Tesla Motors, Inc.,
0.25%, Due 3/1/2019	120	115
1.25%, Due 3/1/2021	360	343
Toll Brothers Finance Corp., 0.50%, Due 9/15/2032	250	251
Trinity Industries, Inc., 3.875%, Due 6/1/2036	140	220
Verint Systems, Inc., 1.50%, Due 6/1/2021	230	257
Workday, Inc., 0.75%, Due 7/15/2018	150	198

		9,863

Service—5.53%
Acorda Therapeutics, Inc., 1.75%, Due 6/15/2021	120	127
AOL, Inc., 0.75%, Due 9/1/2019D	155	160

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
BioMarin Pharmaceutical, Inc.,
0.75%, Due 10/15/2018	$156	$179
1.50%, Due 10/15/2020	155	182
Cepheid, Inc., 1.25%, Due 2/1/2021D	110	120
Cubist Pharmaceuticals, Inc.,
1.125%, Due 9/1/2018	255	292
1.875%, Due 9/1/2020	65	76
Emergent Biosolutions, Inc., 2.875%, Due 1/15/2021D	110	113
Euronet Worldwide, Inc., 1.50%, Due 10/1/2044D	115	115
Gilead Sciences, Inc., 1.625%, Due 5/1/2016	130	639
HealthSouth Corp., 2.00%, Due 12/1/2043	230	265
Hologic, Inc., 2.00%, Due 3/1/2042	215	234
Huron Consulting Group, Inc., 1.25%, Due 10/1/2019D	130	134
Illumina, Inc.,
0.25%, Due 3/15/2016	55	127
0.01%, Due 6/15/2019D	125	138
0.50%, Due 6/15/2021D	115	133
Insulet Corp., 2.00%, Due 6/15/2019	115	132
Integra LifeSciences Holdings Corp., 1.625%, Due 12/15/2016	440	471
Liberty Interactive LLC, 0.75%, Due 3/30/2043E	200	275
Liberty Media Corp., 1.375%, Due 10/15/2023D	250	249
MGM Resorts International, 4.25%, Due 4/15/2015	364	467
Priceline Group, Inc., 1.00%, Due 3/15/2018	501	694
Salix Pharmaceuticals Ltd., 1.50%, Due 3/15/2019	85	190
Twitter, Inc.,
0.25%, Due 9/15/2019D	100	91
1.00%, Due 9/15/2021D	95	86

		5,689

Telecommunications—0.24%
Palo Alto Networks, Inc., 0.01%, Due 7/1/2019 D	210	246

Transportation—0.22%
Hornbeck Offshore Services, Inc., 1.50%, Due 9/1/2019	240	229

Total Convertible Obligations (Cost $16,381)		18,785

CORPORATE OBLIGATIONS—30.13%
Consumer—1.10%
Altria Group, Inc., 4.75%, Due 5/5/2021	300	330
Anheuser-Busch InBev Worldwide, Inc., 8.00%, Due 11/15/2039	100	150
General Mills, Inc., 2.20%, Due 10/21/2019	550	547
SABMiller Holdings, Inc., 4.95%, Due 1/15/2042D	100	108

		1,135

Energy—1.46%
Apache Corp., 5.10%, Due 9/1/2040	130	135
Canadian Natural Resources Ltd., 6.25%, Due 3/15/2038	275	333
Devon Energy Corp., 4.75%, Due 5/15/2042	300	305
EOG Resources, Inc., 2.50%, Due 2/1/2016	250	255
TransCanada PipeLines Ltd.,
3.75%, Due 10/16/2023	300	307
6.10%, Due 6/1/2040	140	169

		1,504

Finance—14.68%
AEGON Funding Co. LLC, 5.75%, Due 12/15/2020E	250	289
American International Group, Inc.,
6.40%, Due 12/15/2020	107	128
4.875%, Due 6/1/2022	400	446
Bank of America Corp.,
7.80%, Due 9/15/2016	600	668
4.125%, Due 1/22/2024	1,000	1,040
6.11%, Due 1/29/2037	275	322
Bank One Corp., 4.90%, Due 4/30/2015	250	255
Barclays Bank PLC, 3.75%, Due 5/15/2024B	700	709
BNP Paribas S.A., 3.60%, Due 2/23/2016	280	290
Citigroup, Inc., 8.50%, Due 5/22/2019	650	816

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
General Electric Capital Corp.,
5.625%, Due 5/1/2018	$250	$283
6.00%, Due 8/7/2019	300	352
5.50%, Due 1/8/2020	150	173
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	175	185
6.25%, Due 9/1/2017	350	392
6.00%, Due 6/15/2020	535	615
ING Bank N.V.,
5.125%, Due 5/1/2015D	300	306
3.75%, Due 3/7/2017D	1,100	1,160
JPMorgan Chase & Co.,
0.564%, Due 6/13/2016F	375	374
3.625%, Due 5/13/2024	600	607
5.50%, Due 10/15/2040	350	408
Lloyds TSB Bank PLC, 4.375%, Due 1/12/2015B D	300	302
MetLife, Inc., 6.375%, Due 6/15/2034	400	521
Morgan Stanley,
0.711%, Due 10/15/2015F	400	401
7.30%, Due 5/13/2019	530	633
5.625%, Due 9/23/2019	150	170
National Australia Bank Ltd., 4.375%, Due 12/10/2020D	250	274
Nordea Bank AB, 4.875%, Due 1/27/2020D	250	279
Prudential Financial, Inc.,
7.375%, Due 6/15/2019	250	304
4.60%, Due 5/15/2044	350	355
Simon Property Group LP, 3.375%, Due 10/1/2024G H	350	352
Svenska Handelsbanken AB, 2.875%, Due 4/4/2017	200	208
UBS AG, 5.875%, Due 12/20/2017	552	622
Wachovia Corp., 0.601%, Due 10/15/2016F	850	849

		15,088

Manufacturing—4.38%
American Honda Finance Corp., 3.875%, Due 9/21/2020D	250	268
BAE Systems Holdings, Inc., 3.80%, Due 10/7/2024D	350	352
Daimler Finance North America LLC, 2.25%, Due 9/3/2019D E	150	150
Dow Chemical Co., 4.125%, Due 11/15/2021	300	318
Ford Motor Credit Co. LLC,
4.25%, Due 2/3/2017E	300	318
5.875%, Due 8/2/2021E	350	405
Hewlett-Packard Co.,
2.20%, Due 12/1/2015	250	254
4.05%, Due 9/15/2022	350	358
Ingersoll-Rand Luxembourg Finance S.A., 2.625%, Due 5/1/2020	200	199
Johnson Controls, Inc., 5.00%, Due 3/30/2020	300	331
Nissan Motor Acceptance Corp., 2.35%, Due 3/4/2019D	350	351
Northrop Grumman Corp., 5.05%, Due 8/1/2019	150	167
United Technologies Corp., 6.125%, Due 7/15/2038	150	195
Volkswagen International Finance N.V., 1.625%, Due 3/22/2015D	650	652
Xerox Corp., 2.95%, Due 3/15/2017	175	181

		4,499

Service—2.76%
Bayer US Finance LLC, 2.375%, Due 10/8/2019D E	200	200
CBS Corp., 3.375%, Due 3/1/2022	300	303
Comcast Corp., 6.55%, Due 7/1/2039	400	527
McKesson Corp., 3.25%, Due 3/1/2016	140	144
Quest Diagnostics, Inc., 4.75%, Due 1/30/2020	125	136
Thomson Reuters Corp.,
4.70%, Due 10/15/2019	125	137
4.30%, Due 11/23/2023	300	318
Time Warner, Inc.,
4.875%, Due 3/15/2020	150	165
4.75%, Due 3/29/2021	325	357
Viacom, Inc., 4.50%, Due 2/27/2042	350	333
Wal-Mart Stores, Inc., 7.55%, Due 2/15/2030	150	215

		2,835

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Telecommunications—2.63%
America Movil SAB de CV, 6.375%, Due 3/1/2035	$275	$340
AT&T, Inc., 4.35%, Due 6/15/2045	473	441
Deutsche Telekom International Finance BV, 4.875%, Due 3/6/2042D	250	259
Orange S.A., 2.125%, Due 9/16/2015	125	126
Verizon Communications, Inc.,
4.60%, Due 4/1/2021	340	369
6.90%, Due 4/15/2038	325	420
6.55%, Due 9/15/2043	250	315
Vodafone Group PLC, 6.15%, Due 2/27/2037B	375	439

		2,709

Transportation—1.40%
Burlington Northern Santa Fe LLC,
5.75%, Due 5/1/2040E	140	167
5.15%, Due 9/1/2043E	300	334
Canadian National Railway Co., 5.55%, Due 5/15/2018	250	283
CSX Corp., 5.50%, Due 4/15/2041	250	293
Norfolk Southern Corp., 5.75%, Due 4/1/2018	325	367

		1,444

Utilities—1.72%
Consolidated Edison Co. of New York, Inc., 5.50%, Due 12/1/2039	300	359
Electricite de France S.A., 4.60%, Due 1/27/2020D	300	333
MidAmerican Energy Holdings Co., 6.125%, Due 4/1/2036	300	377
Progress Energy, Inc., 4.875%, Due 12/1/2019	350	391
Southwestern Electric Power Co., 3.55%, Due 2/15/2022	300	311

		1,771

Total Corporate Obligations (Cost $28,484)		30,985

FOREIGN GOVERNMENT OBLIGATIONS—0.53%
Energy—0.53%
Petrobras International Finance Co. SA, 3.875%, Due 1/27/2016	200	204
Petroleos Mexicanos, 6.00%, Due 3/5/2020	300	340

Total Foreign Government Obligations (Cost $498)		544

ASSET-BACKED OBLIGATIONS—1.30% (Cost $1,338)
National Credit Union Administration, 0.552%, Due 3/11/2020, 2011 R3 1AF	1,335	1,341

COLLATERALIZED MORTGAGE OBLIGATIONS—0.40% (Cost $413)
Freddie Mac (REMIC), 0.553%, Due 12/15/2040, 3891 DFF	413	414

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS—10.16%
Banc of America Commercial Mortgage Trust,
5.317%, Due 9/10/2047, 2006-5 A2	97	97
5.622%, Due 4/10/2049, 2007-2 A2	41	41
Ginnie Mae REMIC Trust,
1.45%, Due 4/16/2039, 2013-45 AB	1,877	1,859
2.17%, Due 4/16/2041, 2012 44 A	2,399	2,398
3.20%, Due 11/16/2044, 2011-92 B	2,900	2,978
GS Mortgage Securities Corp II,
3.849%, Due 12/10/2043, 2010-C2 A1D	584	605
3.645%, Due 3/10/2044, 2011-GC3 A2D	553	570
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	8	8
3.853%, Due 6/15/2043, 2010-C1 A1D	240	242
4.388%, Due 2/15/2046, 2011-C3 A3D	650	703
5.703%, Due 2/12/2049, 2007-CB19 A4	400	435
LB-UBS Commercial Mortgage Trust, 5.424%, Due 2/15/2040, 2007-C1 A4	443	478
Wachovia Bank Commercial Mortgage Trust, 5.711%, Due 6/15/2049, 2007-C32 A2	31	31

Total Commercial Mortgage-Backed Obligations (Cost $10,291)		10,445

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS—11.64%
Federal Home Loan Mortgage Corporation—4.78%
5.00%, Due 2/1/2021	$115	$123
4.50%, Due 4/1/2021	117	125
5.00%, Due 9/1/2035	307	340
5.50%, Due 4/1/2037	75	84
5.00%, Due 3/1/2038	143	159
5.50%, Due 5/1/2038	109	121
4.00%, Due 1/1/2041	894	950
4.50%, Due 2/1/2041	803	871
3.50%, Due 6/1/2042	2,070	2,140

		4,913

Federal National Mortgage Association—6.06%
3.50%, Due 1/1/2026	193	205
6.50%, Due 7/1/2032	82	95
5.50%, Due 6/1/2033	124	139
4.50%, Due 9/1/2034	71	78
5.50%, Due 12/1/2035	133	149
5.00%, Due 2/1/2036	107	119
5.50%, Due 4/1/2036	174	194
5.50%, Due 2/1/2037	110	123
6.00%, Due 9/1/2037	66	75
6.00%, Due 1/1/2038	87	98
4.50%, Due 1/1/2040	534	580
4.00%, Due 9/1/2040	428	455
4.00%, Due 1/1/2041	1,467	1,561
3.00%, Due 6/1/2043	1,405	1,408
3.00%, Due 8/1/2043	944	946

		6,225

Government National Mortgage Association—0.80%
6.00%, Due 2/15/2033	259	300
5.50%, Due 4/15/2033	276	310
5.00%, Due 5/15/2033	195	217

		827

Total U.S. Agency Mortgage-Backed Obligations (Cost $11,376)		11,965

U.S. TREASURY OBLIGATIONS—20.01%
0.25%, Due 12/15/2015	1,000	1,001
1.50%, Due 6/30/2016	2,000	2,037
1.000%, Due 10/31/2016	1,000	1,010
0.875%, Due 1/31/2017	1,000	1,005
0.75%, Due 12/31/2017	600	594
1.375%, Due 9/30/2018	1,000	1,001
1.125%, Due 5/31/2019	1,000	981
1.25%, Due 2/29/2020	3,000	2,928
1.75%, Due 10/31/2020	2,000	1,983
2.00%, Due 2/15/2022	1,500	1,493
1.625%, Due 11/15/2022	3,000	2,879
2.50%, Due 8/15/2023	2,000	2,041
6.875%, Due 8/15/2025	250	357
5.25%, Due 11/15/2028	550	719
4.75%, Due 2/15/2037	420	550

Total U.S. Treasury Obligations (Cost $20,195)		20,579

	Shares
SHORT-TERM INVESTMENTS—1.33% (Cost $1,364)
JPMorgan U.S. Government Money Market Fund, Capital Class	1,363,813	1,364

TOTAL INVESTMENTS—99.68% (Cost $95,773)		102,499
OTHER ASSETS, NET OF LIABILITIES—0.32%		326

TOTAL NET ASSETS—100.00%		$102,825

Percentages are stated as a percent of net assets.

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2014

A	Non-income producing security.
B	PLC - Public Limited Company.
C	Non-voting participating shares.
D	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $11,829 or 11.51% of net assets. The Fund has no right to demand registration of these securities.
E	LLC - Limited Liability Company.
F	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
G	REIT - Real Estate Investment Trust.
H	LP - Limited Partnership.

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATIONS—38.96%
Consumer—1.04%
Altria Group, Inc.,
4.75%, Due 5/5/2021	$390	$430
2.85%, Due 8/9/2022	650	629
Anheuser-Busch InBev Worldwide, Inc., 8.00%, Due 11/15/2039	175	264
Diageo Capital PLC, 1.50%, Due 5/11/2017A	1,075	1,081
General Mills, Inc., 2.20%, Due 10/21/2019	1,500	1,490
SABMiller Holdings, Inc., 4.95%, Due 1/15/2042B	400	431

		4,325

Energy—3.53%
Apache Corp., 5.10%, Due 9/1/2040	200	208
Canadian Natural Resources Ltd.,
3.45%, Due 11/15/2021	550	563
6.25%, Due 3/15/2038	360	436
ConocoPhillips, 6.65%, Due 7/15/2018	825	965
DCP Midstream Operating LP,
2.70%, Due 4/1/2019C	370	371
5.60%, Due 4/1/2044C	370	408
Devon Energy Corp., 4.75%, Due 5/15/2042	400	407
Enable Midstream Partners LP, 3.90%, Due 5/15/2024B C	520	520
Energy Transfer Partners LP, 4.15%, Due 10/1/2020C	465	485
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039D	390	465
EOG Resources, Inc., 2.50%, Due 2/1/2016	425	434
Halliburton Co., 3.25%, Due 11/15/2021	895	926
Husky Energy, Inc., 3.95%, Due 4/15/2022	800	829
Marathon Petroleum Corp., 3.625%, Due 9/15/2024	335	334
Phillips 66,
2.95%, Due 5/1/2017	555	576
4.30%, Due 4/1/2022	535	574
Plains All American Pipeline LP / PAA Finance Corp., 4.70%, Due 6/15/2044C	305	307
Schlumberger Investment S.A., 3.65%, Due 12/1/2023	1,115	1,167
Shell International Finance BV, 1.125%, Due 8/21/2017	1,335	1,334
Spectra Energy Capital LLC, 5.65%, Due 3/1/2020D	695	778
Spectra Energy Partners LP, 4.60%, Due 6/15/2021C	235	257
TransCanada PipeLines Ltd.,
3.75%, Due 10/16/2023	400	409
7.625%, Due 1/15/2039	650	909
6.10%, Due 6/1/2040	290	351
Williams Partners LP, 3.90%, Due 1/15/2025C	685	680

		14,693

Finance—16.76%
AEGON Funding Co. LLC, 5.75%, Due 12/15/2020D	400	462
Aetna, Inc.,
2.75%, Due 11/15/2022	740	712
4.75%, Due 3/15/2044	515	539
American Express Co., 4.05%, Due 12/3/2042	528	509
American Express Credit Corp.,
1.30%, Due 7/29/2016	620	624
2.125%, Due 3/18/2019	900	899
American International Group, Inc.,
6.40%, Due 12/15/2020	311	371
4.875%, Due 6/1/2022	1,000	1,115
4.50%, Due 7/16/2044	455	462
Bank of America Corp.,
7.80%, Due 9/15/2016	700	780
2.60%, Due 1/15/2019	635	641
7.625%, Due 6/1/2019	620	752
4.125%, Due 1/22/2024	2,500	2,600
4.00%, Due 4/1/2024	1,000	1,033
6.11%, Due 1/29/2037	360	421
5.00%, Due 1/21/2044	1,100	1,202
Bank of New York Mellon Corp.,
1.30%, Due 1/25/2018	995	984

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
2.20%, Due 3/4/2019	$820	$822
Bank One Corp., 4.90%, Due 4/30/2015	500	510
Barclays Bank PLC,
3.90%, Due 4/7/2015A	380	385
3.75%, Due 5/15/2024A	2,100	2,127
Bear Stearns Cos. LLC, 7.25%, Due 2/1/2018D	1,035	1,203
Berkshire Hathaway Finance Corp., 0.95%, Due 8/15/2016	570	573
BNP Paribas S.A., 3.60%, Due 2/23/2016	400	414
Boston Properties LP, 3.125%, Due 9/1/2023C E	410	398
Branch Banking & Trust Co., 1.45%, Due 10/3/2016	935	945
Capital One Financial Corp., 2.45%, Due 4/24/2019	670	672
Citigroup, Inc.,
4.45%, Due 1/10/2017	1,000	1,065
8.50%, Due 5/22/2019	1,650	2,070
2.50%, Due 7/29/2019	1,785	1,791
5.875%, Due 1/30/2042	500	614
CNA Financial Corp., 7.35%, Due 11/15/2019	480	582
ERP Operating LP, 3.00%, Due 4/15/2023C	290	282
General Electric Capital Corp.,
0.433%, Due 1/8/2016F	1,300	1,302
5.625%, Due 5/1/2018	375	424
6.00%, Due 8/7/2019	350	410
5.50%, Due 1/8/2020	800	923
5.30%, Due 2/11/2021	250	284
3.15%, Due 9/7/2022	1,100	1,113
5.875%, Due 1/14/2038	370	454
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	500	527
6.25%, Due 9/1/2017	1,100	1,233
5.95%, Due 1/18/2018	970	1,086
6.00%, Due 6/15/2020	990	1,139
5.75%, Due 1/24/2022	500	576
HCP, Inc., 5.375%, Due 2/1/2021	500	559
Health Care REIT, Inc.,
4.125%, Due 4/1/2019E	350	375
5.25%, Due 1/15/2022E	500	554
Humana, Inc., 3.15%, Due 12/1/2022	595	585
ING Bank N.V.,
5.125%, Due 5/1/2015B	250	255
3.75%, Due 3/7/2017B	1,500	1,580
JPMorgan Chase & Co.,
0.564%, Due 6/13/2016F	480	479
3.625%, Due 5/13/2024	1,900	1,924
3.875%, Due 9/10/2024	660	656
5.50%, Due 10/15/2040	1,000	1,166
KeyCorp, 5.10%, Due 3/24/2021	385	432
Liberty Mutual Group, Inc., 4.25%, Due 6/15/2023B	480	496
Lloyds TSB Bank PLC, 4.375%, Due 1/12/2015A B	375	378
Loews Corp., 5.25%, Due 3/15/2016	1,200	1,274
MetLife, Inc.,
6.375%, Due 6/15/2034	500	652
4.721%, Due 12/15/2044	600	635
Morgan Stanley,
0.711%, Due 10/15/2015F	1,180	1,184
1.75%, Due 2/25/2016F	670	676
7.30%, Due 5/13/2019	1,120	1,337
5.625%, Due 9/23/2019	600	680
4.35%, Due 9/8/2026	665	667
National Australia Bank Ltd., 4.375%, Due 12/10/2020B	425	467
Nordea Bank AB, 4.875%, Due 1/27/2020B	450	503
PNC Funding Corp., 3.30%, Due 3/8/2022	620	630
Prudential Financial, Inc.,
7.375%, Due 6/15/2019	450	548
4.60%, Due 5/15/2044	1,000	1,013

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Simon Property Group LP,
2.20%, Due 2/1/2019C E	$1,100	$1,111
3.375%, Due 10/1/2024C E	1,000	1,005
SunTrust Banks, Inc., 3.50%, Due 1/20/2017	725	761
Svenska Handelsbanken AB, 2.875%, Due 4/4/2017	800	832
Toronto Dominion Bank, 2.625%, Due 9/10/2018	1,015	1,040
Trinity Acquisition PLC, 4.625%, Due 8/15/2023A	320	335
UBS AG, 5.875%, Due 12/20/2017	1,163	1,310
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	460	453
3.95%, Due 10/15/2042	350	329
US Bancorp, 1.95%, Due 11/15/2018	1,660	1,665
Ventas Realty LP, 5.70%, Due 9/30/2043C E	290	337
Wachovia Corp.,
0.601%, Due 10/15/2016F	1,300	1,299
5.75%, Due 2/1/2018	950	1,072
Wells Fargo & Co., 2.15%, Due 1/15/2019	465	467

		69,751

Manufacturing—7.66%
ABB Finance USA, Inc., 2.875%, Due 5/8/2022	365	364
Altera Corp.,
1.75%, Due 5/15/2017	260	261
2.50%, Due 11/15/2018	255	258
American Honda Finance Corp.,
2.125%, Due 2/28/2017B	1,000	1,023
3.875%, Due 9/21/2020B	500	536
Analog Devices, Inc., 3.00%, Due 4/15/2016	425	438
Apple, Inc., 2.40%, Due 5/3/2023	1,250	1,206
Applied Materials, Inc., 2.65%, Due 6/15/2016	545	561
BAE Systems Holdings, Inc., 3.80%, Due 10/7/2024B	1,000	1,006
BHP Billiton Finance USA Ltd., 1.625%, Due 2/24/2017	435	440
Caterpillar Financial Services Corp., 1.625%, Due 6/1/2017	585	592
Caterpillar, Inc., 3.40%, Due 5/15/2024	660	674
Cooper US, Inc., 3.875%, Due 12/15/2020	665	706
Cummins, Inc., 3.65%, Due 10/1/2023	670	705
Daimler Finance North America LLC, 2.25%, Due 9/3/2019B D	500	499
Delphi Corp., 4.15%, Due 3/15/2024	705	723
Dow Chemical Co.,
4.25%, Due 11/15/2020	515	554
4.125%, Due 11/15/2021	400	424
3.00%, Due 11/15/2022	365	356
3.50%, Due 10/1/2024	600	591
Eaton Corp., PLC,
5.60%, Due 5/15/2018A B	455	510
2.75%, Due 11/2/2022A B	335	326
EMC Corp., 1.875%, Due 6/1/2018	930	924
Ford Motor Credit Co. LLC,
4.25%, Due 2/3/2017D	700	741
5.875%, Due 8/2/2021D	600	693
Hewlett-Packard Co.,
2.20%, Due 12/1/2015	425	431
4.05%, Due 9/15/2022	350	359
Ingersoll-Rand Luxembourg Finance S.A., 2.625%, Due 5/1/2020	500	498
Intel Corp., 3.30%, Due 10/1/2021	465	485
John Deere Capital Corp.,
1.05%, Due 10/11/2016	655	657
1.30%, Due 3/12/2018	550	543
Johnson Controls, Inc., 5.00%, Due 3/30/2020	480	530
Koninklijke Philips Electronics N.V., 5.75%, Due 3/11/2018	535	600
L-3 Communications Corp., 3.95%, Due 5/28/2024	370	371
LYB International Finance BV, 4.00%, Due 7/15/2023	690	716
Monsanto Co.,
1.15%, Due 6/30/2017	1,095	1,090
4.40%, Due 7/15/2044	725	731
Nissan Motor Acceptance Corp., 2.35%, Due 3/4/2019B	900	903

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Northrop Grumman Corp., 5.05%, Due 8/1/2019	$200	$223
Nucor Corp.,
4.125%, Due 9/15/2022	325	346
4.00%, Due 8/1/2023	325	338
Oracle Corp.,
2.25%, Due 10/8/2019	725	727
4.30%, Due 7/8/2034	725	746
PACCAR Financial Corp.,
1.15%, Due 8/16/2016	595	601
1.10%, Due 6/6/2017	340	339
Pentair Finance S.A., 3.15%, Due 9/15/2022	485	477
Rio Tinto Finance USA Ltd., 2.50%, Due 5/20/2016	505	518
Toyota Motor Credit Corp.,
2.05%, Due 1/12/2017	480	491
2.125%, Due 7/18/2019	650	651
Tyco Electronics Group S.A., 6.55%, Due 10/1/2017	365	415
United Technologies Corp.,
1.80%, Due 6/1/2017	840	855
6.125%, Due 7/15/2038	600	778
Volkswagen International Finance N.V., 1.625%, Due 3/22/2015B	850	854
Xerox Corp., 2.95%, Due 3/15/2017	175	181
Xilinx, Inc., 2.125%, Due 3/15/2019	300	300

		31,865

Service—4.27%
AbbVie, Inc.,
1.75%, Due 11/6/2017	525	526
2.90%, Due 11/6/2022	380	370
Baxter International, Inc., 1.85%, Due 6/15/2018	605	605
Bayer US Finance LLC, 2.375%, Due 10/8/2019B D	500	501
Becton Dickinson and Co., 3.25%, Due 11/12/2020	480	484
Cardinal Health, Inc., 3.20%, Due 3/15/2023	635	626
CareFusion Corp., 3.875%, Due 5/15/2024	535	545
CBS Corp., 3.375%, Due 3/1/2022	1,000	1,009
Celgene Corp., 5.25%, Due 8/15/2043	310	341
Comcast Corp.,
5.875%, Due 2/15/2018	925	1,050
6.55%, Due 7/1/2039	800	1,053
DIRECTV Holdings LLC, 6.35%, Due 3/15/2040D	225	264
eBay, Inc., 1.35%, Due 7/15/2017	600	596
Genzyme Corp., 5.00%, Due 6/15/2020	270	305
GlaxoSmithKline Capital PLC, 1.50%, Due 5/8/2017A	1,090	1,100
Home Depot, Inc., 2.70%, Due 4/1/2023	330	324
Lowe’s Companies, Inc.,
3.875%, Due 9/15/2023	340	361
4.25%, Due 9/15/2044	330	335
MasterCard, Inc., 3.375%, Due 4/1/2024	575	587
McKesson Corp.,
3.25%, Due 3/1/2016	200	206
1.292%, Due 3/10/2017	370	369
3.796%, Due 3/15/2024	600	610
Quest Diagnostics, Inc., 4.75%, Due 1/30/2020	225	244
Sanofi,
1.25%, Due 4/10/2018	1,015	1,007
4.00%, Due 3/29/2021	395	428
Thomson Reuters Corp.,
4.70%, Due 10/15/2019	225	246
4.30%, Due 11/23/2023	400	424
3.85%, Due 9/29/2024	600	601
Time Warner, Inc.,
4.875%, Due 3/15/2020	1,090	1,202
4.75%, Due 3/29/2021	350	385
Viacom, Inc., 4.50%, Due 2/27/2042	500	476
Wal-Mart Stores, Inc., 7.55%, Due 2/15/2030	400	575

		17,755

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Telecommunications—2.81%
America Movil SAB de CV, 6.375%, Due 3/1/2035	$375	$464
AT&T, Inc.,
5.55%, Due 8/15/2041	1,000	1,099
4.35%, Due 6/15/2045	448	418
Cisco Systems, Inc., 2.125%, Due 3/1/2019	685	688
Deutsche Telekom International Finance BV, 4.875%, Due 3/6/2042B	850	879
Orange S.A., 2.125%, Due 9/16/2015	225	227
Rogers Communications, Inc., 5.00%, Due 3/15/2044	790	824
Verizon Communications, Inc.,
4.60%, Due 4/1/2021	780	846
5.15%, Due 9/15/2023	305	342
3.50%, Due 11/1/2024	350	344
6.40%, Due 9/15/2033	595	725
6.90%, Due 4/15/2038	900	1,163
6.55%, Due 9/15/2043	850	1,072
Vodafone Group PLC,
1.50%, Due 2/19/2018A	1,060	1,045
6.15%, Due 2/27/2037A	1,310	1,533

		11,669

Transportation—0.61%
Burlington Northern Santa Fe LLC,
7.95%, Due 8/15/2030D	320	450
5.75%, Due 5/1/2040D	190	226
5.15%, Due 9/1/2043D	500	556
Canadian National Railway Co., 5.55%, Due 5/15/2018	400	453
CSX Corp., 5.50%, Due 4/15/2041	425	498
Norfolk Southern Corp., 5.75%, Due 4/1/2018	300	340

		2,523

Utilities—2.28%
Consolidated Edison Co. of New York, Inc., 5.50%, Due 12/1/2039	350	419
Delmarva Power & Light Co., 3.50%, Due 11/15/2023	510	529
Duke Energy Indiana, Inc., 6.05%, Due 6/15/2016	450	487
Electricite de France S.A., 4.60%, Due 1/27/2020B	580	645
MidAmerican Energy Holdings Co., 6.125%, Due 4/1/2036	1,000	1,254
National Rural Utilities Cooperative Finance Corp., 5.45%, Due 4/10/2017	505	558
Progress Energy, Inc.,
4.875%, Due 12/1/2019	450	502
4.40%, Due 1/15/2021	1,000	1,095
Sempra Energy, 6.50%, Due 6/1/2016	340	370
Sierra Pacific Power Co., 3.375%, Due 8/15/2023	295	303
Southern Co., 2.15%, Due 9/1/2019	450	448
Southwestern Electric Power Co., 3.55%, Due 2/15/2022	800	830
Union Electric Co., 6.70%, Due 2/1/2019	510	607
Xcel Energy, Inc., 5.613%, Due 4/1/2017	1,321	1,454

		9,501

Total Corporate Obligations (Cost $155,686)		162,082

FOREIGN GOVERNMENT OBLIGATIONS—0.46%
Energy—0.46%
Petrobras International Finance Co. SA,
3.875%, Due 1/27/2016	300	306
3.50%, Due 2/6/2017	340	345
5.375%, Due 1/27/2021	500	512
6.875%, Due 1/20/2040	290	304
Petroleos Mexicanos, 6.00%, Due 3/5/2020	375	426

Total Foreign Government Obligations (Cost $1,851)		1,893

ASSET-BACKED OBLIGATIONS—4.86%
Ally Master Owner Trust, 1.21%, Due 6/15/2017, 2012 3 A2	3,500	3,515
American Express Credit Account Master Trust, 1.26%, Due 1/15/2020, 2014 2 A	850	851
AmeriCredit Automobile Receivables Trust, 1.15%, Due 6/10/2019, 2014 3 A3	960	960
Capital Auto Receivables Asset Trust, 1.09%, Due 3/20/2018, 2013-4 A3	980	984
Capital One Multi-Asset Execution Trust, 1.48%, Due 7/15/2020, 2014 A5 A	1,400	1,405
Citibank Credit Card Issuance Trust, 1.11%, Due 7/23/2018, 2013 A3 A3	800	804

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Ford Credit Auto Lease Trust, 0.90%, Due 6/15/2017, 2014 A A4	$440	$440
Ford Credit Floorplan Master Owner Trust,
1.50%, Due 9/15/2018, 2013-5 A1	1,700	1,720
1.40%, Due 8/15/2019, 2014 4 A1	1,790	1,791
Hyundai Auto Receivables Trust, 0.79%, Due 7/16/2018, 2014 A A3	550	550
Mercedes Benz Auto Lease Trust,
0.76%, Due 7/15/2019, 2013 B A4	410	410
0.90%, Due 12/16/2019, 2014 A A4	1,405	1,408
National Credit Union Administration,
0.552%, Due 3/11/2020, 2011 R3 1AF	2,088	2,097
0.603%, Due 10/7/2020, 2010 R1 1AF	1,551	1,560
Nissan Master Owner Trust Receivables, 0.623%, Due 5/15/2017, 2012 A AF	1,700	1,702

Total Asset-Backed Obligations (Cost $20,129)		20,197

COLLATERALIZED MORTGAGE OBLIGATIONS—0.13% (Cost $551)
Freddie Mac (REMIC), 0.553%, Due 12/15/2040, 3891 DFF	551	554

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS—7.53%
Banc of America Commercial Mortgage Trust,
5.317%, Due 9/10/2047, 2006-5 A2	137	137
5.622%, Due 4/10/2049, 2007-2 A2	53	53
Bear Stearns Commercial Mortgage Securities,
5.201%, Due 12/11/2038, 2006-PW14 A4	790	846
5.54%, Due 9/11/2041, 2006-PW13 A4	1,225	1,300
Ginnie Mae REMIC Trust,
2.012%, Due 7/16/2035, 2011-144 AB	805	808
2.174%, Due 7/16/2038, 2011-147 A	2,707	2,719
1.45%, Due 4/16/2039, 2013-45 AB	2,815	2,788
2.586%, Due 9/16/2039, 2014-31 AB	2,958	3,003
2.17%, Due 4/16/2041, 2012 44 A	4,797	4,794
1.732%, Due 5/16/2042, 2012 70 A	3,257	3,217
2.70%, Due 4/16/2043, 2011-109 AB	2,030	2,063
2.543%, Due 9/16/2044, 2011-96 AC	940	951
3.20%, Due 11/16/2044, 2011-92 B	2,700	2,774
GS Mortgage Securities Corp II,
3.679%, Due 8/10/2043, 2010-C1 A1B	354	368
3.849%, Due 12/10/2043, 2010-C2 A1B	718	745
3.645%, Due 3/10/2044, 2011-GC3 A2B	553	570
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	12	12
3.853%, Due 6/15/2043, 2010-C1 A1B	327	330
4.388%, Due 2/15/2046, 2011-C3 A3B	800	865
5.703%, Due 2/12/2049, 2007-CB19 A4	550	598
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013 C12 ASB	935	963
LB-UBS Commercial Mortgage Trust, 5.424%, Due 2/15/2040, 2007-C1 A4	542	584
Wachovia Bank Commercial Mortgage Trust, 5.711%, Due 6/15/2049, 2007-C32 A2	49	50
WF-RBS Commercial Mortgage Trust, 3.66%, Due 3/15/2047, 2014 C19 A3	770	805

Total Commercial Mortgage-Backed Obligations (Cost $31,048)		31,343

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS—19.86%
Federal Home Loan Mortgage Corporation—3.83%
4.50%, Due 3/1/2019	66	70
5.00%, Due 10/1/2020	172	184
3.50%, Due 9/1/2028	2,857	3,042
3.00%, Due 11/1/2028	3,898	4,037
5.00%, Due 8/1/2033	114	126
5.50%, Due 2/1/2034	151	169
6.00%, Due 8/1/2034	82	94
5.00%, Due 8/1/2035	62	69

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
5.00%, Due 9/1/2035	$153	$170
5.50%, Due 4/1/2037	75	84
5.00%, Due 3/1/2038	105	117
5.50%, Due 5/1/2038	136	152
5.50%, Due 6/1/2038	98	109
4.00%, Due 1/1/2041	845	897
4.50%, Due 2/1/2041	603	653
3.50%, Due 3/1/2042	757	784
3.50%, Due 6/1/2042	3,450	3,568
3.50%, Due 2/1/2043	1,562	1,615

		15,940

Federal National Mortgage Association—14.32%
6.50%, Due 2/1/2017	20	21
5.00%, Due 12/1/2017	78	82
4.50%, Due 9/1/2018	184	194
4.00%, Due 8/1/2020	42	44
3.50%, Due 1/1/2026	232	246
4.00%, Due 5/1/2026	163	175
4.00%, Due 6/1/2026	1,878	2,016
3.00%, Due 8/1/2027	621	646
3.00%, Due 11/1/2027	1,200	1,250
3.50%, Due 1/1/2028	2,913	3,084
5.00%, Due 3/1/2034	149	166
4.50%, Due 4/1/2034	619	676
5.50%, Due 6/1/2034	94	105
4.50%, Due 9/1/2034	48	52
5.50%, Due 2/1/2035	164	184
5.00%, Due 5/1/2035	2,099	2,329
5.00%, Due 11/1/2035	129	143
5.50%, Due 12/1/2035	102	115
5.00%, Due 2/1/2036	107	119
5.50%, Due 4/1/2036	217	243
6.00%, Due 9/1/2036	41	46
6.50%, Due 12/1/2036	91	103
5.50%, Due 2/1/2037	110	123
6.00%, Due 9/1/2037	99	113
6.00%, Due 1/1/2038	139	158
5.50%, Due 3/1/2038	249	280
5.00%, Due 4/1/2038	102	113
5.50%, Due 6/1/2038	70	78
4.50%, Due 1/1/2040	1,187	1,289
5.00%, Due 5/1/2040	1,010	1,124
5.00%, Due 6/1/2040	1,347	1,500
4.00%, Due 9/1/2040	820	872
4.00%, Due 12/1/2040	3,798	4,039
4.00%, Due 1/1/2041	3,248	3,453
4.00%, Due 2/1/2041	2,787	2,977
5.00%, Due 3/1/2041	1,013	1,123
4.00%, Due 4/1/2041	884	948
4.50%, Due 4/1/2041	4,106	4,468
4.50%, Due 5/1/2041	621	675
4.50%, Due 8/1/2041	2,452	2,668
4.00%, Due 9/1/2041	2,128	2,262
4.50%, Due 10/1/2041	918	1,003
4.00%, Due 11/1/2041	730	776
5.00%, Due 3/1/2042	1,050	1,167
4.00%, Due 8/1/2042	2,690	2,860
3.50%, Due 9/1/2042	906	939
4.00%, Due 11/1/2042	315	335
3.50%, Due 1/1/2043	970	1,005
4.50%, Due 1/1/2043	691	751
3.00%, Due 6/1/2043	4,215	4,223
3.00%, Due 8/1/2043	3,789	3,796
3.50%, Due 8/1/2044	2,323	2,405

		59,562

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Government National Mortgage Association—1.71%
6.50%, Due 3/15/2028	$108	$123
6.00%, Due 4/15/2031	131	152
5.50%, Due 2/20/2034	135	153
4.50%, Due 5/15/2039	2,317	2,529
5.50%, Due 2/15/2040	424	473
4.50%, Due 6/15/2040	921	1,017
4.50%, Due 10/20/2040	917	1,014
3.50%, Due 3/15/2043	1,584	1,657

		7,118

Total U.S. Agency Mortgage-Backed Obligations (Cost $81,167)		82,620

U.S. TREASURY OBLIGATIONS—25.83%
1.50%, Due 6/30/2016	7,500	7,637
3.125%, Due 10/31/2016	6,400	6,730
0.875%, Due 1/31/2017	11,570	11,633
0.75%, Due 12/31/2017	4,600	4,557
1.375%, Due 9/30/2018	4,450	4,456
1.125%, Due 5/31/2019	1,000	981
1.25%, Due 2/29/2020	6,600	6,439
1.75%, Due 10/31/2020	1,000	991
2.00%, Due 11/15/2021	15,985	15,941
2.00%, Due 2/15/2022	18,690	18,599
1.625%, Due 11/15/2022	9,100	8,734
2.50%, Due 8/15/2023	7,500	7,654
2.375%, Due 8/15/2024	2,795	2,806
6.875%, Due 8/15/2025	770	1,099
5.25%, Due 11/15/2028	750	981
4.75%, Due 2/15/2037	800	1,048
4.50%, Due 8/15/2039	1,700	2,160
3.125%, Due 11/15/2041	4,910	5,001

Total U.S. Treasury Obligations (Cost $105,332)		107,447

	Shares
SHORT-TERM INVESTMENTS—1.78% (Cost $7,414)
JPMorgan U.S. Government Money Market Fund, Capital Class	7,413,943	7,414

TOTAL INVESTMENTS—99.41% (Cost $403,179)		413,550
OTHER ASSETS, NET OF LIABILITIES—0.59%		2,428

TOTAL NET ASSETS—100.00%		$415,978

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $15,190 or 3.65% of net assets. The Fund has no right to demand registration of these securities.
C	LP - Limited Partnership.
D	LLC - Limited Liability Company.
E	REIT - Real Estate Investment Trust.
F	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

See accompanying notes

American Beacon Short-Term Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATIONS—26.31%
Consumer—1.61%
Kellogg Co., 1.125%, Due 5/15/2015	$2,000	$2,006
SABMiller Holdings, Inc., 1.85%, Due 1/15/2015A	1,000	1,002
SABMiller PLC, 6.50%, Due 7/1/2016A B	1,725	1,882

		4,890

Finance—14.17%
ABN AMRO Bank N.V., 1.375%, Due 1/22/2016A	3,000	3,021
Bank America Corp., 3.625%, Due 3/17/2016	4,420	4,576
Barclays Bank PLC, 5.00%, Due 9/22/2016B	995	1,068
Citigroup, Inc.,
1.194%, Due 7/25/2016	1,000	1,010
1.70%, Due 7/25/2016	2,000	2,020
0.914%, Due 11/15/2016	1,000	1,004
0.774%, Due 3/10/2017C	1,000	1,000
Deutsche Bank AG/London, 3.25%, Due 1/11/2016	3,700	3,808
General Electric Capital Corp., 1.50%, Due 7/12/2016	3,000	3,038
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	1,000	1,054
3.625%, Due 2/7/2016	3,270	3,375
JPMorgan Chase & Co.,
3.45%, Due 3/1/2016	3,500	3,616
3.15%, Due 7/5/2016	2,273	2,351
Morgan Stanley,
3.45%, Due 11/2/2015	3,000	3,078
3.80%, Due 4/29/2016	3,000	3,118
Sumitomo Mitsui Banking Corp., 1.45%, Due 7/19/2016	2,350	2,368
Wells Fargo & Company, 3.676%, Due 6/15/2016	3,500	3,658

		43,163

Manufacturing—4.18%
American Honda Finance Corp., 1.00%, Due 8/11/2015A	2,000	2,010
Daimler Finance North America LLC, 3.00%, Due 3/28/2016A D	3,500	3,604
Ford Motor Credit Co. LLC, 4.25%, Due 2/3/2017D	1,000	1,059
Nissan Motor Acceptance Corp., 0.935%, Due 9/26/2016A C	3,000	3,019
Volkswagen International Finance N.V., 1.15%, Due 11/20/2015A	3,000	3,018

		12,710

Service—2.31%
AbbVie, Inc., 1.20%, Due 11/6/2015	3,000	3,017
McKesson Corp., 0.95%, Due 12/4/2015	1,000	1,002
Thomson Reuters Corp., 1.30%, Due 2/23/2017	1,000	1,000
Viacom, Inc., 1.25%, Due 2/27/2015	2,000	2,004

		7,023

Telecommunications—3.71%
AT&T, Inc., 1.148%, Due 11/27/2018	3,000	3,052
British Telecommunications PLC, 1.625%, Due 6/28/2016B	3,000	3,032
Verizon Communications, Inc.,
5.55%, Due 2/15/2016	1,000	1,060
3.00%, Due 4/1/2016	4,000	4,132

		11,276

Transportation—0.33%
Burlington Northern Santa Fe Corp., 4.875%, Due 1/15/2015	1,000	1,009

Total Corporate Obligations (Cost $79,786)		80,071

ASSET-BACKED OBLIGATIONS—14.88%
Capital Auto Receivables Asset Trust,
0.92%, Due 9/20/2016, 2013-2 A2	3,500	3,505
1.32%, Due 6/20/2018, 2014 1 A3	3,000	3,016
Chrysler Capital Auto Receivables Trust, 0.91%, Due 4/16/2018, 2013-AA A3A	3,425	3,433
Citibank Credit Card Issuance Trust, 1.32%, Due 9/7/2018, 2013 A6 A6	5,000	5,044
Ford Credit Auto Owner Trust, 0.84%, Due 8/15/2016, 2012-1A A3	330	331
Ford Credit Floorplan Master Owner Trust, 0.85%, Due 1/15/2018, 2013-1 A1	3,000	3,007
GE Equipment Transportation LLC, 0.62%, Due 7/25/2016, 2012-2 A3D	1,333	1,334
Golden Credit Card Trust, 0.583%, Due 9/15/2018, 2013-2A AA C	3,000	3,007

See accompanying notes

American Beacon Short-Term Bond FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
MMCA Auto Owner Trust, 1.21%, Due 12/16/2019, 2014 A A3A	$2,955	$2,956
National Credit Union Administration,
0.603%, Due 1/8/2020, 2011 R1 1AC	4,311	4,336
0.553%, Due 2/6/2020, 2011 R2 1AC	1,172	1,176
0.552%, Due 3/11/2020, 2011 R3 1AC	4,140	4,156
1.84%, Due 10/7/2020, 2010-R1 2A	140	141
Nissan Master Owner Trust Receivables, 0.453%, Due 2/15/2018, 2013-A AC	3,500	3,500
Toyota Auto Receivables Owner Trust, 0.93%, Due 7/16/2018, 2014 C A3	2,000	2,006
Volkswagen Auto Lease Trust, 0.84%, Due 7/20/2016, 2013 A A3	3,700	3,708
Volkswagen Auto Loan Enhanced Trust, 0.85%, Due 8/22/2016, 2012-1 A3	623	624

Total Asset-Backed Obligations (Cost $45,224)		45,280

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS—3.29%
Banc of America Commercial Mortgage Trust, 5.622%, Due 4/10/2049, 2007-2 A2	50	50
Ginnie Mae REMIC Trust,
1.864%, Due 8/16/2031, 2010-141 A	855	858
2.45%, Due 7/16/2032, 2011-109 A	1,580	1,587
2.25%, Due 5/16/2033, 2011-92 A	1,608	1,615
2.25%, Due 8/16/2034, 2011-78 A	678	679
2.21%, Due 11/16/2034, 2011-16 A	712	712
2.21%, Due 12/16/2035, 2011-31 A	1,066	1,071
2.782%, Due 6/16/2036, 2010-13 AD	607	616
3.069%, Due 6/16/2036, 2010-52 A	154	154
2.161%, Due 11/16/2036, 2011-96 AB	377	378
2.45%, Due 7/16/2038, 2011-49 A	1,804	1,841
JP Morgan Chase Commercial Mortgage Securities Corp., 3.853%, Due 6/15/2043, 2010-C1 A1A	436	440

Total Commercial Mortgage-Backed Obligations (Cost $10,037)		10,001

U.S. TREASURY OBLIGATIONS—52.70%
2.00%, Due 1/31/2016	4,000	4,088
2.25%, Due 3/31/2016	6,500	6,679
2.00%, Due 4/30/2016	6,000	6,148
1.75%, Due 5/31/2016	5,000	5,109
0.50%, Due 6/15/2016	6,000	6,015
1.50%, Due 6/30/2016	16,000	16,292
1.50%, Due 7/31/2016	15,000	15,282
1.00%, Due 8/31/2016	20,000	20,200
1.00%, Due 9/30/2016	20,000	20,191
1.000%, Due 10/31/2016	20,000	20,191
0.875%, Due 11/30/2016	20,000	20,133
0.625%, Due 12/15/2016	20,000	20,022

Total U.S. Treasury Obligations (Cost $160,268)		160,350

	Shares
SHORT-TERM INVESTMENTS—1.12% (Cost $3,396)
JPMorgan U.S. Government Money Market Fund, Capital Class	3,395,570	3,396

TOTAL INVESTMENTS—98.30% (Cost $298,711)		299,098
OTHER ASSETS, NET OF LIABILITIES—1.70%		5,198

TOTAL NET ASSETS—100.00%		$304,296

Percentages are stated as a percent of net assets.

A	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $27,392 or 9.00% of net assets. The Fund has no right to demand registration of these securities.
B	PLC - Public Limited Company.
C	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
D	LLC - Limited Liability Company.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2014 (in thousands except share and per share amounts)

	High Yield Bond Fund	Retirement Income and Appreciation Fund		Intermediate Bond Fund		Short-Term Bond Fund
Assets:
Investments in unaffiliated securities, at fair value A	$219,184		$102,499		$413,550		$299,098
Dividends and interest receivable	3,983		587		2,446		884
Receivable for investments sold	1,715		—		—		1,147
Receivable for fund shares sold	689		31		1,017		4,333
Receivable for tax reclaims	12		2		5		3
Receivable for expense reimbursement (Note 2)	2		—		—		1
Prepaid expenses	29		23		27		26

Total assets	225,614		103,142		417,045		305,492

Liabilities:
Payable for investments purchased	1,864		117		565		—
Cash overdraft	—		—		—		1,076
Payable for fund shares redeemed	926		90		342		5
Dividends payable	9		1		1		1
Management and investment advisory fees payable	80		31		70		42
Administrative service and service fees payable	32		31		18		16
Transfer agent fees payable	5		1		4		13
Custody and fund accounting fees payable	6		3		8		3
Professional fees payable	37		34		32		32
Trustee fees payable	2		1		5		4
Payable for prospectus and shareholder reports	6		7		21		4
Other liabilities	1		1		1		—

Total liabilities	2,968		317		1,067		1,196

Net Assets	$222,646		$102,825		$415,978		$304,296

Analysis of Net Assets:
Paid-in-capital	225,040		92,810		404,921		310,786
Undistributed (or overdistribution of) net investment income	(433)		(173)		(23)		(556)
Accumulated net realized gain (loss)	3,479		3,462		709		(6,321)
Unrealized appreciation or (depreciation) of investments	(5,440)		6,726		10,371		387

Net assets	$222,646		$102,825		$415,978		$304,296

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	9,098,080		N/A		38,384,203		33,856,937

Y Class	126,882		66,358		22,251		130,002

Investor Class	732,365		9,021,095		139,750		836,153

A Class	165,021		40,271		39,566		152,443

C Class	192,729		170,540		17,585		111,701

AMR Class	14,135,860		N/A		N/A		N/A

Net assets (not in thousands):
Institutional Class	$82,845,437	$	N/A		$413,618,076		$293,619,621

Y Class	$1,157,413		$733,284		$240,726		$1,129,669

Investor Class	$6,674,228		$99,748,492		$1,504,074		$7,255,314

A Class	$1,505,672		$446,931		$425,812		$1,322,521

C Class	$1,755,701		$1,896,693		$189,484		$969,294

AMR Class	$128,707,273	$	N/A	$	N/A	$	N/A

Net asset value, offering and redemption price per share:
Institutional Class	$9.11		N/A		$10.78		$8.67

Y Class	$9.12		$11.05		$10.82		$8.69

Investor Class	$9.11		$11.06		$10.76		$8.68

A Class	$9.12		$11.10		$10.76		$8.68

A Class (offering price)	$9.57		$11.38		$11.30		$8.90

C Class	$9.11		$11.12		$10.78		$8.68

AMR Class	$9.11		N/A		N/A		N/A

A Cost of investments in unaffiliated securities	$224,624		$95,773		$403,179		$298,711

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2014 (in thousands)

	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$91	$227	$1	$—
Interest income	14,237	2,458	10,212	1,507
Other Income	64	—	—	1

Total investment income	14,392	2,685	10,213	1,508

Expenses:
Management and investment advisory fees (Note 2)	893	353	778	309
Administrative service fees (Note 2):
Institutional Class	222	—	193	72
Y Class	6	2	1	3
Investor Class	23	304	5	21
A Class	5	2	2	5
C Class	7	7	1	3
AMR Class	65	—	—	—
Transfer agent fees:
Institutional Class	40	—	14	16
Investor Class	2	5	2	3
AMR Class	6	—	—	—
Custody and fund accounting fees	51	21	50	22
Professional fees	53	46	52	48
Registration fees and expenses	63	45	61	55
Service fees (Note 2):
Y Class	2	1	—	1
Investor Class	19	380	4	17
A Class	2	1	1	2
C Class	3	3	1	1
Distribution fees (Note 2):
A Class	4	1	1	4
C Class	19	19	3	9
Prospectus and shareholder report expenses	46	11	55	25
Trustee fees	11	6	16	8
Other expenses	13	13	34	11

Total expenses	1,555	1,220	1,274	635

Net fees waived and expenses reimbursed (Note 2)	(22)	(3)	(3)	(16)

Net expenses	1,533	1,217	1,271	619

Net investment income	12,859	1,468	8,942	889

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	3,657	4,727	1,625	562
Change in net unrealized appreciation or (depreciation) of:
Investments	(8,008)	(1,361)	3,464	(234)

Net gain (loss) from investments	(4,351)	3,366	5,089	328

Net increase in net assets resulting from operations	$8,508	$4,834	$14,031	$1,217

A Foreign taxes	12	—	—	—

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	High Yield Bond Fund		Retirement Income and Appreciation Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$12,859	$11,084	$1,468	$2,392
Net realized gain from investments	3,657	3,233	4,727	5,348
Change in net unrealized appreciation or (depreciation) from investments	(8,008)	(16)	(1,361)	(3,139)

Net increase in net assets resulting from operations	8,508	14,301	4,834	4,601

Distributions to Shareholders:
Net investment income:
Institutional Class	(4,444)	(3,331)	—	—
Y Class	(110)	(72)	(20)	(34)
Investor Class	(447)	(489)	(2,845)	(3,039)
A Class	(81)	(57)	(14)	(40)
C Class	(95)	(114)	(32)	(21)
AMR Class	(8,270)	(7,002)	—	—
Net realized gain from investments:
Institutional Class	(219)	—	—	—
Y Class	(7)	—	(20)	(14)
Investor Class	(26)	—	(4,225)	(969)
A Class	(4)	—	(18)	(8)
C Class	(7)	—	(63)	(12)
AMR Class	(464)	—	—	—

Net distributions to shareholders	(14,174)	(11,065)	(7,237)	(4,137)

Capital Share Transactions:
Proceeds from sales of shares	85,739	126,393	17,150	28,621
Reinvestment of dividends and distributions	13,951	10,673	7,203	4,111
Cost of shares redeemed	(80,199)	(71,927)	(52,515)	(69,036)
Redemption fees	31	52	—	—

Net increase (decrease) in net assets from capital share transactions	19,522	65,191	(28,162)	(36,304)

Net increase (decrease) in net assets	13,856	68,427	(30,565)	(35,840)

Net Assets:
Beginning of period	208,790	140,363	133,390	169,230

End of Period *	$222,646	$208,790	$102,825	$133,390

*Includes undistributed (or overdistribution of) net investment income of	$(433)	$154	$(173)	$110

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Intermediate Bond Fund		Short-Term Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,942	$8,313	$889	$1,491
Net realized gain from investments	1,625	1,150	562	727
Change in net unrealized appreciation or (depreciation) from investments	3,464	(14,948)	(234)	(1,288)

Net increase (decrease) in net assets resulting from operations	14,031	(5,485)	1,217	930

Distributions to Shareholders:
Net investment income:
Institutional Class	(11,444)	(9,213)	(1,692)	(2,250)
Y Class	(4)	(40)	(10)	(14)
Investor Class	(42)	(83)	(52)	(116)
A Class	(9)	(11)	(10)	(21)
C Class	(6)	(11)	—	(1)
Net realized gain from investments:
Institutional Class	(447)	(4,740)	—	—
Y Class	—	(55)	—	—
Investor Class	(2)	(75)	—	—
A Class	(1)	(7)	—	—
C Class	(1)	(14)	—	—

Net distributions to shareholders	(11,956)	(14,249)	(1,764)	(2,402)

Capital Share Transactions:
Proceeds from sales of shares	125,929	134,686	197,178	97,841
Reinvestment of dividends and distributions	11,935	14,119	1,753	2,369
Cost of shares redeemed	(66,463)	(188,290)	(56,401)	(171,773)

Net increase (decrease) in net assets from capital share transactions	71,401	(39,485)	142,530	(71,563)

Net increase (decrease) in net assets	73,476	(59,219)	141,983	(73,035)

Net Assets:
Beginning of period	342,502	401,721	162,313	235,348

End of Period *	$415,978	$342,502	$304,296	$162,313

*Includes undistributed (or overdistribution of) net investment income of	$(23)	$2,002	$(556)	$(426)

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of thirty-one Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon High Yield Bond Fund, the American Beacon Retirement Income and Appreciation Fund, the American Beacon Intermediate Bond Fund, and the American Beacon Short-Term Bond Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and fund management. Investment assets of the High Yield Bond, Retirement Income and Appreciation, and Intermediate Bond Funds are managed by one or more investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the High Yield Bond and Retirement Income and Appreciation Funds an annualized fee equal to 0.05% of the average daily net assets. The Funds pay the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of 0.20% of the average daily net assets of the Intermediate Bond Fund and pays a portion of its fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager is one of the investment advisors of the Retirement Income and Appreciation Fund and receives an annualized fee of 0.15% on the portion of assets managed by the Manager. The Manager serves as the sole investment advisor to the Short-Term Bond Fund and receives an annualized fee of 0.20% of the average daily net assets of the Fund. Management fees paid during the year ended October 31, 2014 were as follows (dollars in thousands):

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
High Yield Bond	0.41%	$893	$785	$108
Retirement Income and Appreciation	0.34%	353	301	52
Intermediate Bond	0.20%	778	300	478
Short-Term Bond	0.20%	309	—	309

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of each Fund and 0.05% of the average daily net assets of the AMR Class, except for the Institutional Class of the Intermediate and Short-Term Bond Funds from which the Manager receives a fee of 0.05% of average daily net assets. Prior to July 1, 2014, the Manager received 0.40% of the average daily net assets of the A and C Classes of each Fund. Beginning July 1, 2014, the Manager receives 0.30% of the average daily net asset assets of the A and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of each A Class and 1.00% of the average daily net assets of each C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of each Fund.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from or lend to other participating Funds. During the year ended October 31, 2014, the Short-Term Bond Fund loaned on average $891,476 for 36 days at an average rate of 0.70% with interest charges of $613. The amount is included as interest income on the Statements of Operations. The High Yield Bond, Retirement Income and Appreciation, and Intermediate Bond Funds did not participate in the Interfund Lending Program during the year ended October 31, 2014.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Expense Reimbursement Plan

The Manager voluntarily and contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded the Fund’s expense cap. For the period ended October 31, 2014, the Manager reimbursed expenses as follows:

		Expense Caps		Reimbursed
Fund	Class	11/1/13 to 6/30/14	7/1/14 to 10/31/14	(Recovered) Expenses	Expiration of Reimbursements
High Yield Bond	Institutional[1]	0.93%	0.93%	$14,808	2017
High Yield Bond	Y	0.98%	0.98%	(451)	2017
High Yield Bond	Investor	N/A	1.09%	586	2017
High Yield Bond	A	1.12%	1.02%	3,064	2017
High Yield Bond	C	1.87%	1.77%	4,227	2017
Retirement Income and Appreciation	Y	0.80%	0.80%	696	2017
Retirement Income and Appreciation	A	1.14%	1.04%	756	2017
Retirement Income and Appreciation	C	1.96%	1.86%	1,333	2017
Intermediate Bond	Y	0.65%	0.65%	74	2017
Intermediate Bond	Investor	0.79%	0.79%	1,922	2017
Intermediate Bond	A	0.99%	0.89%	429	2017
Intermediate Bond	C	1.74%	1.64%	358	2017
Short-Term Bond	Y	0.64%	0.64%	885	2017
Short-Term Bond	Investor	0.79%	0.79%	7,859	2017
Short-Term Bond	A	0.85%	0.75%	3,878	2017
Short Term Bond	C	1.60%	1.50%	2,868	2017

[1]	Voluntary reimbursement.

Of these amounts, $1,617, $98, and $843 were disclosed as a receivable from the Manager to the High Yield Bond, Intermediate Bond, and Short-Term Bond Funds, respectively and $352 was payable by the Manager from the Retirement Income and Appreciation Fund to the Manager at October 31, 2014. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
High Yield Bond	$77	$7,120	2015
High Yield Bond	374	20,376	2016
Retirement Income and Appreciation	—	3,661	2015
Retirement Income and Appreciation	—	2,999	2016
Intermediate Bond	—	7,592	2015
Intermediate Bond	—	6,148	2016
Short-Term Bond	—	29,140	2015
Short-Term Bond	—	20,687	2016

The Manager recovered $77 of excess carryover expenses expiring in 2015 and $374 expiring in 2016 from the Y Class of the High Yield Bond Fund. During the year ended October 31, 2014 the Funds did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2014, Foreside has collected $2,954, $79, $385, and $62 for the High Yield Bond, Retirement Income and Appreciation, Intermediate Bond, and Short-Term Bond Funds, respectively from the sale of Class A Shares.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

A CDSC of 0.50% will be deducted with respect to Class A Shares of the Retirement Income and Appreciation and Short-Term Bond Funds on certain purchases of $250,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. A CDSC of 0.50% will be deducted with respect to Class A Shares of the High Yield Bond and Intermediate Bond Funds on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2014 there were no CDSC fees collected on Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2014, $1,192, $658, $194, and $687 in CDSC fees were collected for the High Yield Bond, Retirement Income and Appreciation, Intermediate Bond, and Short-Term Bond Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities include fixed-income securities that are valued using observable inputs as stated above.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Level 3—Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of October 31, 2014, the investments were classified as described below (in thousands):

High Yield Bond Fund*	Level 1	Level 2	Level 3	Total
Common Stocks	$362	$—	$77	$439
Rights	—	45	—	45
Convertible Preferred Stock	—	—	45	45
Preferred Stocks	1,106	—	—	1,106
Convertible Obligations	—	933	—	933
Corporate Obligations	—	211,493	—	211,493
Short-Term Investments—Money Market Funds	5,123	—	—	5,123

Total Investments in Securities	$6,591	$212,471	$122	$219,184

Retirement Income and Appreciation Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$2,149	$—	$—	$2,149
Preferred Stock	3,928	—	—	3,928
Convertible Obligations	—	18,785	—	18,785
Corporate Obligations	—	30,985	—	30,985
Foreign Government Obligations	—	544	—	544
Asset-Backed Obligations	—	1,341	—	1,341
Collateralized Mortgage Obligations	—	414	—	414
Commercial Mortgage-Backed Obligations	—	10,445	—	10,445
U.S. Agency Mortgage-Backed Obligations	—	11,965	—	11,965
U.S. Treasury Obligations	—	20,579	—	20,579
Short-Term Investments—Money Market Funds	1,364	—	—	1,364

Total Investments in Securities	$7,441	$95,058	$—	$102,499

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Intermediate Bond Fund*	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$162,082	$—	$162,082
Foreign Government Obligations	—	1,893	—	1,893
Asset-Backed Obligations	—	20,197	—	20,197
Collateralized Mortgage Obligations	—	554	—	554
Commercial Mortgage-Backed Obligations	—	31,343	—	31,343
U.S. Agency Mortgage-Backed Obligations	—	82,620	—	82,620
U.S. Treasury Obligations	—	107,447	—	107,447
Short-Term Investments—Money Market Funds	7,414	—	—	7,414

Total Investments in Securities	$7,414	$406,136	$—	$413,550

Short-Term Bond Fund*	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$80,071	$—	$80,071
Asset-Backed Obligations	—	45,280	—	45,280
Commercial Mortgage-Backed Obligations	—	10,001	—	10,001
U.S. Treasury Obligations	—	160,350	—	160,350
Short-Term Investments—Money Market Funds	3,396	—	—	3,396

Total Investments in Securities	$3,396	$295,702	$—	$299,098

*	Refer to the Schedules of Investments for Sector and Industry information.

As of October 31, 2014, there were no transfers between levels for the High Yield Bond, Intermediate Bond, Retirement Income and Appreciation Fund, and Short-Term Bond Funds.

The following is a reconciliation of Level 3 assets of the High Yield Bond Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period (in thousands):

			Convertible
	Common		Preferred	Corporate
	Stocks	Rights	Stocks	Obligations	Totals
Balance as of 10/31/2013	$127	$—	$45	$—	$172
Net Purchases	—	—	—	—	—
Net Sales	(71)	—	—	—	(71)
Realized gain (loss)	(59)	—	—	—	(59)
Change in unrealized appreciation or (depreciation)	80	—	—	—	80
Transfer into Level 3	—	—	—	—	—
Transfer out of Level 3	—	—	—	—	—

Balance as of 10/31/2014	77	—	45	—	122

Change in unrealized at period end**	$80	$—	$—	$—	$80

The common stocks and convertible preferred stocks, classified as Level 3 were valued using single broker quotes of $22.43, $48.55, and $89.00, respectively. However, these securities are included in the Level 3 category due to limited market transparency and/or lack of corroboration to support the quoted prices.

**	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statements of Operations.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Funds generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The High Yield Bond Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

4. Securities and Other Investments

Pay-In-Kind Securities

Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the year ended October 31, 2014 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Mortgage-Related and Other Asset-Backed Securities

The Retirement Income and Appreciation, Intermediate Bond and Short-Term Bond Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

5. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

The tax character of distributions paid were as follows (in thousands):

	High Yield Bond		Retirement Income and Appreciation
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Distributions paid from:
Ordinary income*
Institutional Class	$4,444	$3,331	$—	$—
Y Class	110	72	26	34
Investor Class	447	489	4,107	3,039
A Class	81	57	19	40
C Class	95	114	51	21
AMR Class	8,270	7,002	—	—
Long-Term Capital Gains
Institutional Class	219	—	—	—
Y Class	7	—	14	14
Investor Class	26	—	2,963	969
A Class	4	—	13	8
C Class	7	—	44	12
AMR Class	464	—	—	—

Total distributions paid	$14,174	$11,065	$7,237	$4,137

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

	Intermediate Bond		Short-Term Bond
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Distributions paid from:
Ordinary income*
Institutional Class	$11,444	$11,487	$1,692	$2,250
Y Class	4	66	10	14
Investor Class	42	119	52	116
A Class	9	14	10	21
C Class	6	18	—	1
Long-Term Capital Gains
Institutional Class	447	2,466	—	—
Y Class	—	29	—	—
Investor Class	2	39	—	—
A Class	1	4	—	—
C Class	1	7	—	—

Total distributions paid	$11,956	$14,249	$1,764	$2,402

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2014, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Cost basis of investments for federal income tax purposes	$225,649	$96,633	$405,725	$299,713
Unrealized appreciation	4,234	6,402	9,412	348
Unrealized depreciation	(10,699)	(536)	(1,587)	(963)

Net unrealized appreciation	(6,465)	5,866	7,825	(615)
Undistributed ordinary income	1,057	1,722	1,940	447
Accumulated long-term gain or (loss)	3,022	2,427	1,293	(6,321)
Other temporary differences	(8)	—	(1)	(1)

Distributable earnings or (deficits)	$(2,394)	$10,015	$11,057	$(6,490)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, book amortization for premiums and income adjustments associated with contingent payment debt instruments.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, and dividend reclasses as of October 31, 2014 (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Paid-in-capital	$—	$55	$—	$(2,014)
Undistributed net investment income	1	1,160	538	745
Accumulated net realized gain (loss)	(1)	(1,215)	(538)	1,269
Unrealized appreciation or (depreciation) of investments	—	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Capital losses incurred that will be carried forward under the provisions of the Act for the year October 31, 2014 were as follows (in thousands):

	Loss Carryforward Character
Fund	Short-Term	Long Term	Total
Short-Term Bond	$81	$576	$657

As of October 31, 2014 the capital loss carryforward positions prior to the provisions of the Act that may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first, were as follows (in thousands):

Fund	2015	2016	2017	Total
Short-Term Bond	$467	$5,198	$—	$5,665

The Short-Term Bond Fund had $2,015 of expired loss carryforward positions occurring prior to the provisions of the Act (in thousands).

6. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, other than short-term obligations, for the year ended October 31, 2014 were as follows (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Purchases (excluding U.S. government securities)	$174,945	$51,671	$229,338	$220,063
Sales and maturities (excluding U.S. government securities)	152,306	84,515	153,536	84,133
Purchases of U.S. government securities	—	17,236	102,743	151,913
Sales and maturities of U.S. government securities	—	14,982	63,397	18,651

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

7. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

For the Year Ended October 31, 2014

	Institutional Class		Y Class		Investor Class
High Yield Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,639	$33,965	369	$3,453	191	$1,786
Redemption Fees	—	11	—	—	—	1
Reinvestment of dividends	490	4,563	8	71	47	441
Shares redeemed	(1,782)	(16,624)	(465)	(4,315)	(323)	(3,008)

Net increase (decrease) in shares outstanding	2,347	$21,915	(88)	$(791)	(85)	$(780)

	A Class		C Class		AMR Class
High Yield Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	127	$1,188	88	$821	4,757	$44,526
Redemption Fees	—	—	—	—	—	19
Reinvestment of dividends	8	78	7	64	938	8,734
Shares redeemed	(74)	(687)	(102)	(950)	(5,899)	(54,615)

Net increase (decrease) in shares outstanding	61	$579	(7)	$(65)	(204)	$(1,336)

	Y Class		Investor Class		A Class
Retirement Income and Appreciation Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	24	$261	1,502	$16,482	1	$10
Reinvestment of dividends	3	39	655	7,057	2	28
Shares redeemed	(15)	(169)	(4,752)	(51,433)	(39)	(435)

Net increase (decrease) in shares outstanding	12	$131	(2,595)	$(27,894)	(36)	$(397)

	C Class
Retirement Income and Appreciation Fund	Shares	Amount
Shares sold	36	$397
Reinvestment of dividends	7	79
Shares redeemed	(43)	(478)

Net (decrease) in shares outstanding	—	$(2)

	Institutional Class		Y Class		Investor Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,706	$125,224	12	$134	48	$511
Reinvestment of dividends	1,113	11,884	—	1	4	42
Shares redeemed	(6,064)	(64,974)	(7)	(77)	(75)	(806)

Net increase (decrease) in shares outstanding	6,755	$72,134	5	$58	(23)	$(253)

	A Class		C Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount
Shares sold	5	$51	1	$9
Reinvestment of dividends	—	3	—	5
Shares redeemed	(5)	(50)	(52)	(556)

Net increase (decrease) in shares outstanding	—	$4	(51)	$(542)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

	Institutional Class		Y Class		Investor Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	22,267	$193,284	113	$982	234	$2,029
Reinvestment of dividends	195	1,690	—	4	6	50
Shares redeemed	(5,901)	(51,348)	(118)	(1,025)	(265)	(2,302)

Net increase (decrease) in shares outstanding	16,561	$143,626	(5)	$(39)	(25)	$(223)

	A Class		C Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	49	$428	53	$455
Reinvestment of dividends	1	9	—	—
Shares redeemed	(159)	(1,380)	(40)	(346)

Net increase (decrease) in shares outstanding	(109)	$(943)	13	$109

For the Year Ended October 31, 2013

	Institutional Class		Y Class		Investor Class
High Yield Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,942	$27,146	259	$2,378	290	$2,667
Redemption Fees	—	16	—	1	—	2
Reinvestment of dividends	338	3,118	3	30	44	409
Shares redeemed	(1,149)	(10,615)	(95)	(882)	(498)	(4,593)

Net increase (decrease) in shares outstanding	2,131	$19,665	167	$1,527	(164)	$(1,515)

	A Class		C Class		AMR Class
High Yield Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	75	$692	78	$719	10,040	$92,791
Redemption Fees	—	—	—	1	—	32
Reinvestment of dividends	5	46	7	68	758	7,002
Shares redeemed	(50)	(463)	(134)	(1,237)	(5,914)	(54,137)

Net increase (decrease) in shares outstanding	30	$275	(49)	$(449)	4,884	$45,688

	Y Class		Investor Class		A Class
Retirement Income and Appreciation Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	43	$476	1,930	$21,371	590	$6,551
Reinvestment of dividends	4	47	361	3,992	4	45
Shares redeemed	(198)	(2,196)	(5,373)	(59,482)	(630)	(7,038)

Net (decrease) in shares outstanding	(151)	$(1,673)	(3,082)	$(34,119)	(36)	$(442)

	C Class
Retirement Income and Appreciation Fund	Shares	Amount
Shares sold	20	$223
Reinvestment of dividends	3	27
Shares redeemed	(29)	(320)

Net (decrease) in shares outstanding	(6)	$(70)

	Institutional Class		Y Class		Investor Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,814	$128,547	440	$4,951	100	$1,109
Reinvestment of dividends	1,274	13,948	—	3	13	140
Shares redeemed	(15,949)	(172,224)	(433)	(4,809)	(929)	(10,282)

Net increase (decrease) in shares outstanding	(2,861)	$(29,729)	7	$145	(816)	$(9,033)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

	A Class		C Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount
Shares sold	4	$40	4	$39
Reinvestment of dividends	1	9	2	19
Shares redeemed	(31)	(336)	(59)	(639)

Net (decrease) in shares outstanding	(26)	$(287)	(53)	$(581)

	Institutional Class		Y Class		Investor Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10,396	$90,945	302	$2,652	264	$2,313
Reinvestment of dividends	257	2,247	1	7	12	106
Shares redeemed	(18,129)	(158,900)	(199)	(1,746)	(1,030)	(9,019)

Net increase (decrease) in shares outstanding	(7,476)	$(65,708)	104	$913	(754)	$(6,600)

	A Class		C Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	133	$1,161	88	$770
Reinvestment of dividends	1	8	—	1
Shares redeemed	(209)	(1,827)	(32)	(281)

Net increase (decrease) in shares outstanding	(75)	$(658)	56	$490

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American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class

	Year Ended October 31,
	2014		2013		2012		2011A		2010
Net asset value, beginning of period	$9.31		$9.10		$8.68		$9.05		$8.42

Income from investment operations:
Net investment income	0.55		0.58		0.67		0.71		0.75
Net gains (losses) from investments (both realized and unrealized)	(0.15)		0.21		0.42		(0.37)		0.63

Total income from investment operations	0.40		0.79		1.09		0.34		1.38

Less distributions:
Dividends from net investment income	(0.57)		(0.58)		(0.67)		(0.71)		(0.75)
Distributions from net realized gains	(0.03)		—		—		—		—

Total distributions	(0.60)		(0.58)		(0.67)		(0.71)		(0.75)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$9.11		$9.31		$9.10		$8.68		$9.05

Total return C	4.30%		8.94%		13.12%		3.79%		17.17%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$82,846		$62,836		$42,026		$41,093		$41,459
Ratios to average net assets:
Expenses, before reimbursements	0.87%		0.91%		0.93%		0.88%		0.79%
Expenses, net of reimbursements	0.85%		0.89%		0.93%		0.88%		0.79%
Net investment income (loss), before reimbursements	5.75%		6.25%		7.61%		7.90%		8.69%
Net investment income, net of reimbursements	5.77%		6.26%		7.62%		7.90%		8.69%
Portfolio turnover rate	74%		82%		100%		149%		176%

A	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class										Investor Class										A Class
Year Ended October 31,								March 1 to Oct. 31, 2010		Year Ended October 31,										Year Ended October 31,								May 17 to Oct. 31, 2010
2014		2013		2012		2011A				2014		2013		2012		2011A		2010		2014		2013		2012		2011A
$9.32		$9.12		$8.69		$9.06		$8.63		$9.31		$9.10		$8.68		$9.06		$8.42		$9.32		$9.11		$8.69		$9.08		$8.67

0.51		0.58		0.64		0.68		0.50		0.52		0.56		0.65		0.69		0.73		0.53		0.56		0.66		0.69		0.32
(0.13)		0.20		0.43		(0.37)		0.43		(0.15)		0.21		0.42		(0.38)		0.64		(0.16)		0.21		0.42		(0.39)		0.41

0.38		0.78		1.07		0.31		0.93		0.37		0.77		1.07		0.31		1.37		0.37		0.77		1.08		0.30		0.73

(0.55)		(0.58)		(0.64)		(0.68)		(0.50)		(0.54)		(0.56)		(0.65)		(0.69)		(0.73)		(0.54)		(0.56)		(0.66)		(0.69)		(0.32)
(0.03)		—		—		—		—		(0.03)		—		—		—		—		(0.03)		—		—		—		—

(0.58)		(0.58)		(0.64)		(0.68)		(0.50)		(0.57)		(0.56)		(0.65)		(0.69)		(0.73)		(0.57)		(0.56)		(0.66)		(0.69)		(0.32)

0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

$9.12		$9.32		$9.12		$8.69		$9.06		$9.11		$9.31		$9.10		$8.68		$9.06		$9.12		$9.32		$9.11		$8.69		$9.08

4.16%		8.74%		12.74%		3.36%		11.17	%D	4.03%		8.73%		12.86%		3.41%		17.00%		4.04%		8.72%		12.88%		3.31%		8.66	%D

$1,157		$2,005		$437		$11		$1		$6,674		$7,609		$8,930		$7,560		$54,142		$1,506		$972		$678		$117		$40

0.93%		1.02%		1.13%		27.02%		0.82	%E	1.10%		1.13%		1.16%		1.09%		1.04%		1.30%		1.38%		1.46%		3.93%		1.30	%E
0.95%		0.98%		1.01%		1.61%		0.82	%E	1.09%		1.09%		1.16%		1.09%		1.04%		1.08%		1.12%		1.11%		1.11%		1.12	%E
5.70%		6.06%		7.08%		(18.29)%		8.53	%E	5.56%		6.08%		7.37%		7.75%		8.48%		5.32%		5.78%		6.97%		4.74%		6.93	%E
5.67%		6.10%		7.20%		7.11%		8.53	%E	5.57%		6.12%		7.37%		7.75%		8.48%		5.54%		6.04%		7.32%		7.56%		7.11	%E
74%		82%		100%		149%		176	%F	74%		82%		100%		149%		176%		74%		82%		100%		149%		176	%F

American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class										AMR Class
	Year Ended October 31,								Sept. 1 to Oct. 31, 2010		Year Ended October 31,
	2014		2013		2012		2011A				2014		2013		2012		2011A		2010
Net asset value, beginning of period	$9.30		$9.09		$8.67		$9.05		$8.68		$9.31		$9.10		$8.68		$9.06		$8.42

Income from investment operations:
Net investment income	0.45		0.49		0.59		0.63		0.09		0.57		0.61		0.70		0.74		0.78
Net gains (losses) from investments (both realized and unrealized)	(0.15)		0.21		0.42		(0.39)		0.37		(0.15)		0.21		0.42		(0.38)		0.63

Total income from investment operations	0.30		0.70		1.01		0.24		0.46		0.42		0.82		1.12		0.36		1.41

Less distributions:
Dividends from net investment income	(0.46)		(0.49)		(0.59)		(0.62)		(0.09)		(0.59)		(0.61)		(0.70)		(0.74)		(0.77)
Distributions from net realized gains	(0.03)		—		—		—		—		(0.03)		—		—		—		—

Total distributions	(0.49)		(0.49)		(0.59)		(0.62)		(0.09)		(0.62)		(0.61)		(0.70)		(0.74)		(0.77)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$9.11		$9.30		$9.09		$8.67		$9.05		$9.11		$9.31		$9.10		$8.68		$9.06

Total return C	3.28%		7.90%		12.06%		2.67%		5.31	%D	4.63%		9.25%		13.46%		3.96%		17.59%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,756		$1,858		$2,262		$403		$37		$128,707		$133,510		$86,030		$73,298		$89,992
Ratios to average net assets:
Expenses, before reimbursements	2.06%		2.12%		2.16%		3.15%		2.29	%E	0.58%		0.61%		0.62%		0.60%		0.54%
Expenses, net of reimbursements	1.84%		1.87%		1.86%		1.85%		1.87	%E	0.58%		0.61%		0.62%		0.60%		0.54%
Net investment income (loss), before reimbursements	4.59%		5.11%		6.29%		5.53%		4.97	%E	6.07%		6.55%		7.91%		8.18%		8.91%
Net investment income, net of reimbursements	4.81%		5.36%		6.60%		6.82%		5.40	%E	6.07%		6.55%		7.91%		8.18%		8.91%
Portfolio turnover rate	74%		82%		100%		149%		176	%F	74%		82%		100%		149%		176%

A	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

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American Beacon Retirement Income and Appreciation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,				March 1 to Oct. 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.19	$11.14	$10.83	$10.80	$10.31

Income from investment operations:
Net investment income	0.26	0.06	0.28	0.26	0.20
Net gains from investments (both realized and unrealized)	0.30	0.32	0.37	0.05	0.49

Total income from investment operations	0.56	0.38	0.65	0.31	0.69

Less distributions:
Dividends from net investment income	(0.33)	(0.26)	(0.28)	(0.28)	(0.20)
Distributions from net realized gains	(0.37)	(0.07)	(0.06)	—	—
Return of capital	—	—	—	—	—

Total distributions	(0.70)	(0.33)	(0.34)	(0.28)	(0.20)

Net asset value, end of period	$11.05	$11.19	$11.14	$10.83	$10.80

Total return A	5.19%	3.43%	6.10%	2.96%	6.78	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$733	$608	$2,287	$539	$367
Ratios to average net assets:
Expenses, before reimbursements	0.90%	0.83%	0.87%	1.80%	0.80	%C
Expenses, net of reimbursements	0.80%	0.80%	0.81%	0.84%	0.80	%C
Net investment income, before reimbursements	1.71%	1.95%	2.20%	1.45%	2.74	%C
Net investment income, net of reimbursements	1.81%	1.99%	2.26%	2.41%	2.74	%C
Portfolio turnover rate	50%	53%	42%	54%	51	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

American Beacon Retirement Income and Appreciation FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class						C Class
Year Ended October 31,					Year Ended October 31,				May 17 to Oct. 31,		Year Ended October 31,				Sept. 1 to Oct. 31,
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
$11.19	$11.14	$10.84	$10.81	$10.25	$11.23	$11.17	$10.85	$10.81	$10.37		$11.24	$11.17	$10.85	$10.82	$10.61

0.02	0.10	0.24	0.27	0.36	0.03	0.12	0.22	0.23	0.13		0.07	0.08	0.13	0.15	0.03
0.50	0.25	0.37	0.02	0.51	0.49	0.23	0.39	0.05	0.44		0.36	0.18	0.39	0.04	0.20

0.52	0.35	0.61	0.29	0.87	0.52	0.35	0.61	0.28	0.57		0.43	0.26	0.52	19.00	0.23

(0.28)	(0.23)	(0.25)	(0.26)	(0.31)	(0.28)	(0.22)	(0.23)	(0.24)	(0.13)		(0.18)	(0.12)	(0.14)	(0.16)	(0.02)
(0.37)	(0.07)	(0.06)	—	—	(0.37)	(0.07)	(0.06)	—	—		(0.37)	(0.07)	(0.06)	—	—
—	—	—	—	—	—	—	—	—	—		—	—	—	—	—

(0.65)	(0.30)	(0.31)	(0.26)	(0.31)	(0.65)	(0.29)	(0.29)	(0.24)	(0.13)		(0.55)	(0.19)	(0.20)	(0.16)	(0.02)

$11.06	$11.19	$11.14	$10.84	$10.81	$11.10	$11.23	$11.17	$10.85	$10.81		$11.12	$11.24	$11.17	$10.85	$10.82

4.86%	3.14%	5.75%	2.71%	8.60%	4.83%	3.18%	5.78%	2.61%	5.52	%B	4.01%	2.28%	4.87%	1.75%	2.19	%B

$99,748	$130,013	$163,713	$147,415	$126,022	$447	$851	$1,253	$770	$166		$1,897	$1,918	$1,977	$1,587	$1,035

1.15%	1.11%	1.12%	1.10%	1.08%	1.27%	1.23%	1.28%	2.00%	1.20	%C	2.01%	1.99%	2.04%	1.99%	2.33	%C
1.15%	1.11%	1.12%	1.10%	1.08%	1.13%	1.14%	1.14%	1.15%	1.14	%C	1.94%	1.96%	1.97%	1.94%	1.96	%C
1.42%	1.61%	1.98%	2.15%	2.79%	1.30%	1.48%	1.82%	1.21%	2.03	%C	0.58%	0.71%	1.06%	1.25%	1.40	%C
1.42%	1.60%	1.98%	2.15%	2.79%	1.44%	1.57%	1.95%	2.06%	2.10	%C	0.65%	0.75%	1.13%	1.30%	1.77	%C
50%	53%	42%	54%	51%	50%	53%	42%	54%	51	%D	50%	53%	42%	54%	51	%D

American Beacon Intermediate Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,				March 1 to Oct. 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.73	$11.26	$10.99	$11.10	$10.69	$10.77	$11.31	$11.03	$11.10	$10.69

Income from investment operations:
Net investment income (loss)	0.28	0.24	0.27	0.33	0.39	0.32	(0.04)	0.26	0.27	0.23
Net gains (losses) from investments (both realized and unrealized)	0.10	(0.36)	0.34	0.10	0.40	0.02	(0.12)	0.32	0.17	0.41

Total income (loss) from investment operations	0.38	(0.12)	0.61	0.43	0.79	0.34	(0.16)	0.58	0.44	0.64

Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.29)	(0.35)	(0.38)	(0.28)	(0.25)	(0.25)	(0.32)	(0.23)
Distributions from net realized gains	(0.01)	(0.13)	(0.05)	(0.19)	—	(0.01)	(0.13)	(0.05)	(0.19)	—

Total distributions	(0.33)	(0.41)	(0.34)	(0.54)	(0.38)	(0.29)	(0.38)	(0.30)	(0.51)	(0.23)

Net asset value, end of period	$10.78	$10.73	$11.26	$10.99	$11.10	$10.82	$10.77	$11.31	$11.03	$11.10

Total return A	3.66%	(1.04)%	5.59%	4.11%	7.56%	3.26%	(1.42)%	5.34%	4.19%	6.03	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$413,618	$339,416	$388,491	$275,234	$290,734	$241	$183	$113	$60	$382
Ratios to average net assets:
Expenses, before reimbursements	0.32%	0.33%	0.33%	0.35%	0.33%	0.70%	0.67%	0.99%	0.73%	0.67	%C
Expenses, net of reimbursements	0.32%	0.33%	0.33%	0.35%	0.33%	0.65%	0.65%	0.64%	0.65%	0.64	%C
Net investment income, before reimbursements	2.30%	2.30%	2.25%	3.12%	3.39%	1.93%	1.91%	1.65%	2.74%	2.58	%C
Net investment income (loss), net of reimbursements	2.30%	2.30%	2.25%	3.12%	3.39%	1.98%	1.93%	2.00%	2.82%	2.60	%C
Portfolio turnover rate	41%	50%	144%	75%	96%	41%	50%	144%	75%	96	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

American Beacon Intermediate Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class						C Class
Year Ended October 31,					Year Ended October 31,				May 17 to Oct. 31,		Year Ended October 31,				Sept. 1 to Oct. 31,
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
$10.71	$11.25	$10.97	$11.08	$10.68	$10.71	$11.24	$10.96	$11.07	$10.74		$10.71	$11.25	$10.97	$11.08	$11.05

0.14	(0.04)	0.22	0.29	0.33	0.18	0.14	0.18	0.28	0.13		(0.25)	0.07	0.13	0.19	0.03

0.18	(0.14)	0.35	0.10	0.41	0.12	(0.33)	0.36	0.09	0.33		0.48	(0.35)	0.33	0.10	0.03

0.32	(0.18)	0.57	0.39	0.74	0.30	(0.19)	0.54	0.37	0.46		0.23	(0.28)	0.46	0.29	0.06

(0.26)	(0.23)	(0.24)	(0.31)	(0.34)	(0.24)	(0.21)	(0.21)	(0.29)	(0.13)		(0.15)	(0.13)	(0.13)	(0.21)	(0.03)
(0.01)	(0.13)	(0.05)	(0.19)	—	(0.01)	(0.13)	(0.05)	(0.19)	—		(0.01)	(0.13)	(0.05)	(0.19)	—

(0.27)	(0.36)	(0.29)	(0.50)	(0.34)	(0.25)	(0.34)	(0.26)	(0.48)	(0.13)		(0.16)	(0.26)	(0.18)	(0.40)	(0.03)

$10.76	$10.71	$11.25	$10.97	$11.08	$10.76	$10.71	$11.24	$10.96	$11.07		$10.78	$10.71	$11.25	$10.97	$11.08

3.12%	(1.58)%	5.20%	3.65%	7.01%	2.92%	(1.69)%	4.99%	3.45%	4.31	%B	2.24%	(2.51)%	4.21%	2.70%	0.56	%B

$1,504	$1,749	$11,011	$3,729	$3,829	$426	$420	$734	$584	$46		$189	$734	$1,372	$286	$325

0.90%	0.87%	0.84%	0.86%	0.83%	1.06%	1.11%	1.12%	1.13%	1.05	%C	1.83%	1.94%	1.87%	1.86%	2.09	%C
0.79%	0.79%	0.79%	0.79%	0.76%	0.96%	0.99%	0.99%	0.99%	0.95	%C	1.73%	1.74%	1.73%	1.72%	1.74	%C
1.72%	1.74%	1.80%	2.59%	2.88%	1.56%	1.52%	1.48%	2.31%	2.15	%C	0.83%	0.69%	0.75%	1.61%	0.88	%C

1.83%	1.82%	1.86%	2.66%	2.95%	1.67%	1.64%	1.61%	2.46%	2.25	%C	0.93%	0.89%	0.89%	1.75%	1.23	%C
41%	50%	144%	75%	96%	41%	50%	144%	75%	96	%D	41%	50%	144%	75%	96	%D

American Beacon Short-Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,				March 1 to Oct. 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.70	$8.78	$8.71	$8.89	$8.83	$8.72	$8.77	$8.73	$8.90	$8.84

Income from investment operations:
Net investment income (loss)	0.37	(0.09)	0.28	0.26	0.23	0.03	0.13	0.10	0.15	0.15
Net gains (losses) from investments (both realized and unrealized)	(0.30)	0.13	(0.05)	(0.25)	0.10	0.02	(0.08)	0.11	(0.15)	0.08

Total income (loss) from investment operations	0.07	0.04	0.23	0.01	0.33	0.05	0.05	0.21	—	0.23

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.16)	(0.19)	(0.27)	(0.08)	(0.10)	(0.17)	(0.17)	(0.17)
Distributions from net realized gains	—	—	—	—	—	—	—	—	—	—

Total distributions	(0.10)	(0.12)	(0.16)	(0.19)	(0.27)	(0.08)	(0.10)	(0.17)	(0.17)	(0.17)

Net asset value, end of period	$8.67	$8.70	$8.78	$8.71	$8.89	$8.69	$8.72	$8.77	$8.73	$8.90

Total return A	0.83%	0.47%	2.72%	0.17%	3.78%	0.56%	0.56%	2.77%	0.04%	2.55	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$293,620	$150,509	$217,545	$156,937	$131,314	$1,130	$1,173	$272	$344	$51
Ratios to average net assets:
Expenses, before reimbursements	0.37%	0.38%	0.37%	0.37%	0.35%	0.72%	0.72%	0.72%	1.43%	0.65	%C
Expenses, net of reimbursements	0.37%	0.38%	0.37%	0.37%	0.35%	0.64%	0.63%	0.64%	0.60%	0.64	%C
Net investment income (loss), before reimbursements	0.60%	0.90%	1.50%	1.73%	2.27%	0.26%	0.58%	1.16%	0.57%	1.45	%C
Net investment income (loss), net of reimbursements	0.60%	0.90%	1.50%	1.73%	2.27%	0.34%	0.66%	1.24%	1.40%	1.47	%C
Portfolio turnover rate	53%	105%	18%	65%	60%	53%	105%	18%	65%	60	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

American Beacon Short-Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class						C Class
Year Ended October 31,					Year Ended October 31,				May 17 to Oct. 31,		Year Ended October 31,				Sept. 1 to Oct. 31,
2014	2013	2012	2011	2010	2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
$8.70	$8.79	$8.72	$8.89	$8.84	$8.70	$8.78	$8.71	$8.89	$8.84		$8.70	$8.79	$8.72	$8.90	$8.88

(0.02)	(0.58)	(0.19)	0.14	0.08	(0.07)	0.02	0.08	0.15	0.09		(0.03)	0.03	0.02	0.12	(0.04)

0.07	0.58	0.39	(0.15)	0.21	0.11	(0.02)	0.11	(0.18)	0.07		0.01	(0.10)	0.11	(0.21)	0.08

0.05	0.00	0.20	(0.01)	0.29	0.04	0.00	0.19	(0.03)	0.16		(0.02)	(0.07)	0.13	(0.09)	0.04

(0.07)	(0.09)	(0.13)	(0.16)	(0.24)	(0.06)	(0.08)	(0.12)	(0.15)	(0.11)		0.00	(0.02)	(0.06)	(0.09)	(0.02)
—	—	—	—	—	—	—	—	—	—		—	—	—	—	—

(0.07)	(0.09)	(0.13)	(0.16)	(0.24)	(0.06)	(0.08)	(0.12)	(0.15)	(0.11)		0.00	(0.02)	(0.06)	(0.09)	(0.02)

$8.68	$8.70	$8.79	$8.72	$8.89	$8.68	$8.70	$8.78	$8.71	$8.89		$8.68	$8.70	$8.79	$8.72	$8.90

0.53%	0.03%	2.28%	(0.12)%	3.33%	0.52%	0.00%	2.22%	(0.33)%	(1.78	)%B	(0.19)%	(0.85)%	(1.46)%	1.00%	0.48	%B

$7,255	$7,497	$14,203	$24,557	$23,175	$1,322	$2,271	$2,951	$3,428	$44		$969	$863	$377	$371	$1

0.90%	0.90%	0.89%	0.90%	0.86%	1.10%	1.13%	1.12%	1.38%	1.02	%C	1.84%	1.89%	1.90%	2.47%	2.28	%C
0.79%	0.79%	0.79%	0.78%	0.67%	0.82%	0.85%	0.85%	0.84%	0.81	%C	1.50%	1.60%	1.59%	1.55%	1.60	%C

0.07%	0.39%	0.99%	1.18%	1.75%	(0.10)%	0.15%	0.75%	0.49%	0.49	%C	(0.85)%	(0.65)%	(0.03)%	(0.43)%	(3.57	)%C
0.19%	0.50%	1.09%	1.30%	1.94%	0.18%	0.43%	1.03%	1.03%	0.69	%C	(0.52)%	(0.36)%	0.28%	0.49%	(2.88	)%C
53%	105%	18%	65%	60%	53%	105%	18%	65%	60	%D	53%	105%	18%	65%	60	%D

American Beacon FundsSM

Privacy Policy and Federal Tax Information

October 31, 2014 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2013. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	High Yield Bond	Retirement Income and Appreciation
Corporate Dividends Received Deduction	0.83%	6.24%
Qualified Dividend Income	0.92%	9.28%

Long-term capital gain distributions for the year ended October 31, 2014 were designated for the following Funds:

Retirement Income and Appreciation	$3,033,030
Intermediate Bond	450,866
High Yield Bond	727,917

The Retirement Income and Appreciation Fund made $1,293,811 in short-term capital gain distributions.

Shareholders will receive notification in January 2015 of the applicable tax information necessary to prepare their 2014 income tax returns.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At in-person meetings held on May 15, 2014 and June 5, 2014 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 5 meeting, approved: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “Funds”); and (2) the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) among the Manager, each subadvisor and, as applicable, the Beacon Trust, other than the Investment Advisory Agreements with subadvisors with respect to which the Board approved a new Investment Advisory Agreement within the past year (each a “subadvisor”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), Bobroff Consulting, Inc. and Callan Associates, Inc. (“Callan”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee coordinated the production of information from Lipper and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Lipper and Morningstar, and to the performance of any similar accounts managed by the firm;

•	for Funds having multiple firms managing assets, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with those of comparable mutual funds, including peer group averages and fee and expense analyses provided by Lipper and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services, including Callan’s review of the Funds’ securities lending program; and

•	information regarding a firm’s financial condition, the personnel who are or will be assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board considered that the Manager provides management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have a single contract governing both types of services, and observed that the actual management fee rates provided by Lipper for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. For the American Beacon Holland Large Cap Growth Fund, the comparison was made using the Investor Class of shares due to the short period of time that its Institutional Class of shares has been in existence. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager and, in some instances, the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. In considering the management fees for overseeing the securities lending program, the Board reviewed the analysis of the securities lending program prepared by Callan. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For all Funds, other than for the American Beacon Money Market Select Fund and American Beacon U.S. Government Money Market Select Fund for which information was not available, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon High Yield Bond Fund

In considering the renewal of the Management Agreement for the American Beacon High Yield Bond Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	4th Quintile
Compared to Lipper Expense Group	3rd Quintile
Morningstar Fee Level Ranking—Institutional Class	Above Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	Not Available

(1) The Fund’s assets are relatively small and are divided among three subadvisors; therefore, the Fund’s expense ratio is likely to decrease as the Fund grows.

In considering the renewal of the Investment Advisory Agreements with Franklin Advisors, Inc. (“Franklin”), Logan Circle Partners, L.P. (“Logan Circle”) and Penn Capital Management (“PENN”), the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

Franklin	5 years	2nd Quintile
Logan Circle	5 years	1st Quintile
PENN*	1 year	1st Quintile

*	PENN does not yet have a 5- year performance record.

(1) Information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; and (2) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon High Yield Bond Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon High Yield Bond Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Retirement Income and Appreciation Fund

In considering the renewal of the Management Agreement for the American Beacon Retirement Income and Appreciation Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile*
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking—Y Class	High Expense Ratio*

*	Lipper uses its Core Plus category and Morningstar uses its Retirement Income category.

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	2nd Quintile

(1) The Fund was designed by the Manager for a particular client to provide a conservative retirement income option and the Fund’s investment strategy includes a fixed allocation between investment grade bonds, managed by the Manager, and a subadvised convertibles strategy and is appropriate for investors desiring this type of investment exposure; (2) the Manager’s representation that a comparison of its performance relative to its benchmark index rather than the Fund’s Lipper performance universe may be more appropriate because the Lipper performance universe includes funds that are managed pursuant to core plus strategies, whereas the Manager manages only a specific component of a core plus strategy; and (3) the Manager outperformed its applicable benchmark index for the five-year period ended March 31, 2014.

In considering the renewal of the Investment Advisory Agreement with Calamos Advisors LLC (“Calamos”), the Trustees considered the following additional factors:

(1) The Manager’s representation that a comparison of the subadvisor’s performance relative to its benchmark index rather than the Fund’s peer universe may be more appropriate because the peer universe includes funds that are managed pursuant to core plus strategies, whereas the subadvisor manages only a specific component of a core plus strategy; (2) representations by Calamos that it underperformed its applicable benchmark index for the five-year period ended March 31, 2014 primarily due to its more conservative higher quality investment focus; (3) representations by Calamos that, for fee rate comparison purposes, it does not manage other accounts in the same strategy as the subadvisor manages its allocation of the Fund; and (4) the Manager’s recommendation to continue to retain Calamos.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and Calamos under the Agreements are fair and reasonable; (2) determined that the American Beacon Retirement Income and Appreciation Fund and its shareholders would benefit from the Manager’s and Calamos’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Retirement Income and Appreciation Fund.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Intermediate Bond Fund

In considering the renewal of the Management Agreement for the American Beacon Intermediate Bond Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking—Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	5th Quintile
Compared to Lipper Performance Group	5th Quintile

Manager Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

Manager	5 years	4th Quintile

(1) The Manager’s representation, and data provided to the Trustees, that the Fund’s performance relative to its benchmark index may be more appropriate as compared to the Lipper performance universe or group because the Lipper performance universe and group include certain funds that may invest a portion of their assets in high yield securities or use derivatives, whereas the American Beacon Intermediate Bond Fund invests only in investment-grade securities; and (2) the Fund outperformed or performed in-line with its benchmark index for the three- and five-year periods; and (3) the Manager outperformed its applicable benchmark index for the five-year period ended March 31, 2014.

In considering the renewal of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”), the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

Barrow	5 years	4th Quintile

(1) Information provided by Barrow regarding the fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; (2) Barrow outperformed its applicable benchmark index for the five-year period ended March 31, 2014; and (3) the Manager’s recommendation to continue to retain Barrow.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and Barrow under the Agreements are fair and reasonable; (2) determined that the American Beacon Intermediate Bond Fund and its shareholders would benefit from the Manager’s and the subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Intermediate Bond Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Short-Term Bond Fund

In considering the renewal of the Management Agreement for the American Beacon Short-Term Bond Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking—Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	4th Quintile
Compared to Lipper Performance Group	4th Quintile

(1) The Manager’s representation, and data provided to the Trustees, that a comparison of the Fund’s performance relative to the Fund’s benchmark index rather than its Lipper performance universe and performance group may be more appropriate because the Lipper performance universe and performance group include certain funds that may invest a portion of their assets in high yield securities or use derivatives, whereas the American Beacon Short-Term Bond Fund may invest only in investment-grade securities; and (2) the Fund outperformed or performed in-line with its benchmark index for all relevant periods; and (3) the Manager outperformed its applicable benchmark index for the five-year period ended March 31, 2014.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Short-Term Bond Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Short-Term Bond Fund.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees thirty-three funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gerard Arpey (56)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld** (77)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

Term
NON-INTERESTED TRUSTEES	Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (51)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (59)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-2012), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (55)	VP, Secretary and Chief Legal Officer since 2006	General Counsel, Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (54)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt Crumpler (48)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (53)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (50)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (39)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (51)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/14

American Beacon®
FUNDS

2014 ANNUAL REPORT

OCTOBER 31, 2014

BALANCED FUND

MID-CAP VALUE FUND

SMALL CAP VALUE II FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2014

Dear Shareholders,

The economic recovery that began in mid-2009 has continued, and the U.S. equity bull market entered into its fifth year during the reporting period. As a testament to the continuing strength of the stock market, both the S&P 500 Index and the Dow Jones Industrial Average ended the period under review with record highs on October 31.

Coinciding with the rise of the equity markets, the U.S. economy continues to produce more encouraging data for investors to digest. The positive trends include an improving gross domestic product, lower unemployment and steady job growth. Additionally, the Federal Open Markets Committee (FOMC) reiterated its objective to keep the Federal Funds Rate near zero as well as announcing in October the end of its asset purchase program.

Unlike previous years in the current bull market, the overall market rally was not broad-based. In particular, the Russell 2000 Index, which measures small-cap stocks, established record highs while also enduring periods of roughly double-digit losses. While all 14 sectors identified by Morningstar posted a positive return, three sectors (basic materials, consumer cyclical and energy) failed to meet the double-digit standard that we have become accustomed to over the past five years.

We believe it takes a qualified, active manager to navigate the wide variety of market conditions present. We are proud to provide you access to some of the world’s most respected asset managers and grateful you placed your confidence in us.

For the 12 months ended October 31, 2014:

•	The American Beacon Balanced Fund (Investor Class) returned 10.75%.

•	The American Beacon Mid-Cap Value Fund (Investor Class) returned 9.99%.

•	The American Beacon Small Cap Value II Fund (Investor Class) returned 8.22%.

Thank you for your continued investment in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2014 (Unaudited)

Underlying economic growth in the U.S. gained momentum at the end of the 2013 calendar year. Household net worth rose sharply, spurred by rising house prices and a surging stock market. This increase in household net worth, along with a modest improvement in jobs growth, bolstered consumer confidence. U.S. equities moved higher due to the favorable economic data and as a result, became significantly less cheap (compared to a year earlier). Valuations reached historical norms but were not excessive with regard to earnings, profit margins and balance sheet strength. Around this time, Europe was stabilizing and the first signs of China’s slowing activity appeared.

The first few months of 2014 seemed relatively sedate compared to the market surge we saw in the prior year. A small market correction occurred in January but was followed by a number of months with positive performance. During the winter, extreme cold weather became a factor as it depressed economic activity for the country, leading to U.S. gross domestic product (GDP) growth becoming temporarily negative. However, overall economic data showed some positive signs with solid improvements in jobs growth, unemployment, auto sales, air and railroad traffic and loan growth. Very low inflation allowed the U.S. Federal Reserve to stay committed to its expansionary policy with interest rates near zero.

The second quarter benefited from catch-up demand. U.S. GDP growth was a stellar 4.6%, and jobs growth, auto sales, consumer confidence and railroad traffic were all positive for the period. These factors contributed to the positive performance of the market (S&P 500 earnings were up almost 10%). The move during this time pushed equity valuations to more attractive levels.

The S&P 500 Index was up 17.27% for the one-year period ended October 31, 2014, while the Dow Jones Industrial Average gained 14.48%. The Russell 1000 Index, a measure of the large-cap segment of U.S. equities, posted 16.78% return while the Russell 2000 Index, which measures the small-cap segment, was positive 8.06%.

The period closed with the U.S. economy continuing to strengthen. U.S. real GDP grew 3.3% in the third quarter. Solid jobs growth and diminishing new unemployment claims attested to the sustainability of the U.S. recovery. However, the positive outlook for the U.S. growth is tempered by the strong rise in the value of the dollar that could slow exports and make imports more competitive.

2

American Beacon Balanced FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Investor Class of the Balanced Fund (the “Fund”) returned 10.75% for the twelve months ended October 31, 2014, underperforming the 60% Russell 1000® Value/40% Barclays Capital Aggregate Index benchmark return of 11.47% for the same period.

Comparison of Change in Value of a $10,000 Investment

For The Period from 10/31/04 through 10/31/14

Total Returns for the Period ended 10/31/14

	1 Year	5 Years	10 Years	Value of $10,000 10/31/04- 10/31/14
Institutional Class (1,8)	11.15%	12.06%	7.34%	$20,304
Y Class (1,3,8)	10.98%	11.93%	7.28%	20,186
Investor Class (1,8)	10.75%	11.68%	7.01%	19,684
Advisor Class (1,2,8)	10.58%	11.51%	6.79%	19,288
A Class with sales charge (1,4,8)	4.32%	10.24%	6.32%	18,452
A Class without sales charge (1,4,8)	10.67%	11.55%	6.95%	19,577
C Class with sales charge (1,5,8)	8.80%	10.82%	6.60%	18,944
C Class without sales charge (1,5,8)	9.80%	10.82%	6.60%	18,944
AMR Class (1,8)	11.40%	12.35%	7.60%	20,805
Balanced Composite Index (6)	11.47%	11.71%	6.91%	19,513
Russell 1000 Value Index (7)	16.46%	16.49%	7.90%	21,393
Barclays Capital Aggregate Index (7)	4.14%	4.22%	4.64%	15,735

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/04 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/04. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than actual returns shown for 2005.
3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/04 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/04. A portion of the fees charged to the Y Class of the Fund was waived in 2011 and partially recovered in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown in 2011.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/04 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/04. A portion of the fees charged to the A Class of the Fund was waived in 2011 and 2012 and partially recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2011 and 2012. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/04 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/04. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.
6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital Aggregate Index have been combined in a 60%/40% proportion.
7.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 0.61%, 0.69%, 0.93%, 1.08%, 1.01%, 1.75%, and 0.34%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon Balanced FundSM

Performance Overview

October 31, 2014 (Unaudited)

During the twelve-month period, the Fund’s assets on average were invested 65% in equities (including equitized cash) and 35% in fixed-income securities, ending the period with approximately the same allocations.

The equity portion of the Fund (excluding equitized cash) returned 15.79%, underperforming the Russell 1000® Value Index (the “Index”) return of 16.46%. The Fund’s equities trailed the Index due to stock selection as sector allocation added minimal value relative to the Index. Most of the Fund’s poor performance was attributed to holdings in the Energy and Consumer Discretionary sectors. In the Energy sector, Cobalt International Energy (down 43.3%), Seadrill (down 44.8%) and BP (down 1.9%) detracted the most relative value from the Fund’s returns. General Motors (down 12.2%), Target (down 1.2%) and Toyota Motor (down 4.9%) were the largest detractors in the Consumer Discretionary sector. Good stock selection in the Financials and Industrials sectors added value relative to the Index. Bank of America (up 23.7%) and JP Morgan Chase (up 21.0%) contributed most to performance in the Financials sector. Not owning AFLAC, which was down 5.9% in the Index, also positively impacted performance. In the Industrials sector, the Fund’s smaller allocation, versus the Index, to General Electric (up 1.7%) and positions in General Dynamics (up 64.3%) and Raytheon (up 28.6%), added relative value.

The Fund’s overweight position in Information Technology, the best performing sector in the Index, contributed to performance through sector allocation. The aforementioned good performance was mostly negated by an overweight position in the Consumer Discretionary and Telecommunication Services sectors, which detracted from the Fund’s returns.

The fixed-income portion of the Fund returned 4.97% for the twelve-month period, outperforming the Barclays Capital Aggregate Index (the “Barclays Index”) return of 4.14%. During the period, the Fund’s significant allocation in the finance sector within Corporate securities, added value relative to the Index. A larger exposure to CMBS securities, versus the Index, also contributed to performance. The Fund’s allocation to securities in the 10 to 30 year range benefited performance.

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long term.

Top Ten Holdings (% Net Assets)

JPMorgan Chase & Co.		2.3
Citigroup, Inc.		2.1
Bank of America Corp.		1.6
Wells Fargo & Co.		1.3
WellPoint, Inc.		1.3
Verizon Communications, Inc.		1.0
Oracle Corp.		1.0
Microsoft Corp.		1.0
General Motors Co.		1.0
Pfizer, Inc.		1.0

Total Fund Holdings	524

Sector Allocation (% Equities)

Financials	27.2
Health Care	13.5
Consumer Discretionary	12.8
Information Technology	12.5
Energy	10.8
Industrials	8.5
Telecommunication Services	5.4
Consumer Staples	4.7
Utilities	3.3
Materials	1.1
Service	0.2

Sector Allocation (% Fixed Income)

U.S. Treasury Notes/Bonds	30.7
Finance	15.3
Mortgage Backed Obligations	14.9
U.S. Treasury Floating Rate Note	8.3
CMBS	5.6
Manufacturing	5.3
Agency	4.2
Service	3.2
Asset-Backed Obligations	3.2
Energy	2.9
Telecommunications	2.7
Utilities	1.4
Municipal Obligations	0.9
Consumer	0.8
Transportation	0.6

Investing in fixed-income securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The Fund invests in small and / or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest

4

American Beacon Balanced FundSM

Performance Overview

October 31, 2014 (Unaudited)

gains than riskier stock funds as a trade-off for this potentially lower risk. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

5

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Investor Class of the Mid-Cap Value Fund (the “Fund”) returned 9.99% for the twelve months ended October 31, 2014 underperforming the Russell Midcap® Value Index (the “Index”) return of 16.18% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/04 through 10/31/14

Total Returns for the Period ended 10/31/14

	1 Year	5 Years	10 Years	Value of $10,000 10/31/04- 10/31/14
Institutional Class (1,3,9)	10.20%	17.98%	9.67%	$25,180
Y Class (1,4,9)	10.15%	17.90%	9.64%	25,092
Investor Class (1,2,9)	9.99%	17.85%	9.50%	24,777
Advisor Class (1,5,9)	9.58%	17.34%	9.28%	24,298
A Class with sales charge (1,6,9)	3.37%	16.02%	8.64%	22,907
A Class without sales charge (1,6,9)	9.68%	17.40%	9.29%	24,312
C Class with sales charge (1,7,9)	7.88%	16.69%	8.96%	23,584
C Class without sales charge (1,7,9)	8.88%	16.69%	8.96%	23,584
AMR Class (1,9)	10.53%	18.20%	9.85%	25,587
Russell Midcap Value Index (8)	16.18%	19.19%	10.29%	26,628

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the AMR Class of the Fund was waived through 2005. Performance prior to waiving fees was lower than the actual returns shown for periods through 2005.
2.	Fund performance for the ten-year period represents the total returns achieved by the AMR Class from 10/31/04 up to 3/1/06, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/04. A portion of the fees charged to the Investor Class of the Fund has been waived from 2006 through 2013 and partially recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2006 through 2013.
3.	Fund performance for the ten-year period represents the total returns achieved by the AMR Class from 10/31/04 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence since 10/31/04. A portion of the fees charged to the Institutional Class of the Fund has been waived from 2007 through 2013 and partially recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2007 through 2013.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the AMR Class from 10/31/04 up to 11/30/05, the inception date of the Institutional Class, and the total returns of the Institutional Class from 11/30/05 up to 3/1/10, the inception date of the Y Class and the returns of the Y Class since its inception. Expenses of the AMR and Institutional Classes are lower than those of the Y Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/04. A portion of the fees charged to the Fund has been waived from 2010 through 2013 and partially recovered in 2014. Performance prior to waiving fees was lower than the actual returns from 2010 through 2013.
5.	Fund performance for the ten-year period represents the total returns achieved by the AMR Class from 10/31/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 6/29/07, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the AMR, Institutional, and Investor Classes are lower than those of the Advisor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/04. A portion of the fees charged to the Advisor Class of the Fund has been waived from 2007 through 2013 and partially recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2007 through 2013.
6.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the AMR Class from 10/31/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the AMR, Institutional, and Investor Classes are lower than those of the A Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/04. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns from 2010 through 2012. A Class shares have a maximum sales charge of 5.75%.

6

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2014 (Unaudited)

7.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the AMR Class from 10/31/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the AMR, Institutional, and Investor Classes are lower than those of the C Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/04. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2013 and partially recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2013. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
8.	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index, Russell Midcap Index, and Russell 1000 Index are registered trademarks of Frank Russell Company. One cannot directly invest in an index.
9.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 1.00%, 1.12%, 1.26%, 1.62%, 1.39%, 2.16%, and 0.74%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index as both stock selection and sector allocation detracted value relative to the Index.

Most of the Fund’s poor performance was attributed to holdings in the Industrials sector which detracted more than 215 basis points (2.15%) from performance. In the Industrials sector, KBR (down 45.4%), Owens Corning (down 11.9%) and Terex (down 18.9%) were the largest detractors. The Fund’s Health Care, Information Technology and Financials sectors detracted more than 60 basis points (0.60%) each from performance. In the Health Care sector, not owning Humana and HCA Holdings, which were up 52.1% and 48.6%, respectively, in the Index, negatively impacted performance. In the Information Technology sector, not owning Micron Technology, which was up 87.5% in the Index, detracted value relative to the Index. The Fund’s position in Microchip Technology (up 2.4%) also detracted from performance. Willis Group Holdings (down 8.2%) and First Niagara Financial (down 31.6%) hurt performance in the Financials sector. Good stock selection in the Energy sector added relative value. Not owning Noble Energy, Chesapeake Energy or Denbury Resources, which were down 22.3%, 14.9% and 34.0%, respectively, in the Index, contributed to the Fund’s performance.

Overweight positions in Energy, the worst performing sector in the Index, and the Industrials sector detracted relative value through sector allocation. A significant underweight in the Utilities sector, also detracted from the Fund’s returns.

The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

Top Ten Holdings (% Net Assets)

Cigna Corp.		1.9
Parker Hannifin Corp.		1.6
Willis Group Holdings PLC		1.6
Stanley Black & Decker, Inc.		1.6
Host Hotels & Resorts LP		1.5
Murphy Oil Corp.		1.5
KBR, Inc.		1.4
Interpublic Group of Cos., Inc.		1.3
Avnet, Inc.		1.3
Owens Corning		1.3

Total Fund Holdings	149

Sector Allocation (% Equities)

Financials	28.1
Consumer Discretionary	17.4
Industrials	13.3
Information Technology	12.4
Health Care	10.4
Energy	6.2
Consumer Staples	4.9
Utilities	4.7
Materials	2.6

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Fund invests in small and / or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurance that the investment objectives of the Fund will be met.

7

American Beacon Small Cap Value II FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Investor Class of the Small Cap Value II Fund (the “Fund”) returned 8.22% for the twelve months ended October 31, 2014, outperforming the Russell 2000® Value Index (the “Index”) return of 7.89% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 11/15/11* through 10/31/14

Total Returns for the Period ended 10/31/14

	1 Year	Since Incep. (11/15/11)	Value of $10,000 11/15/11- 10/31/14
Y Class (1,3)	8.54%	16.12%	$15,569
Investor Class (1,3)	8.22%	15.79%	15,439
Russell 2000 Value Index (2)	7.89%	18.16%	16,393

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown for the periods since inception.
2.	The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of Frank Russell Company. One cannot directly invest in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Y and Investor Class shares was 2.83% and 3.12%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index entirely due to stock selection as sector allocation detracted value relative to the Index.

The Fund’s excess performance was largely attributable to holdings in the Financials sector which contributed more than 205 basis points (2.05%) to performance. In the Financials sector, Federated National Holding (up 200.2%), Protective Life (up 54.8%) and ConnectOne Bancorp (up 29.2%) were the largest contributors. The Fund’s Information Technology, Consumer Staples and Energy companies also added relative value. ARRIS Group (up 73.4%), FormFactor (up 41.8%) and LTX Credence (up 56.3%) contributed most to the Fund’s returns in the Information Technology sector. In the Consumer Staples sector, Cal Maine Foods (up 86.5%) and National Beverage (up 38.8%) added relative value. VAALCO Energy (up 59.2%) was the largest contributor in the Energy sector. Not owning Alpha Natural Resources and PDC Energy, which were down 72.0% and 35.5%, respectively, in the Index, also positively impacted performance. The Fund’s Materials sector slightly detracted value relative to the Index. OM Group (down 22.3%) and Schweitzer-Mauduit International (down 25.7%) were the largest detractors in the Materials sector.

The Fund’s significant underweight in Financials, one of the better performing sectors in the Index, detracted relative value through sector allocation. Overweight positions in Energy, the worst performing sector in the Index, and the Industrials sector also hurt performance.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)

Photronics, Inc.		1.5
ConnectOne Bancorp, Inc.		1.2
EMCOR Group, Inc.		1.1
Prestige Brands Holdings, Inc.		1.0
Federated National Holding Co.		1.0
Core-Mark Holding Co., Inc.		1.0
Saia, Inc.		1.0
EnPro Industries, Inc.		1.0
Gain Capital Holdings, Inc.		0.9
Barnes Group, Inc.		0.9

Total Fund Holdings	163

8

American Beacon Small Cap Value II FundSM

Performance Overview

October 31, 2014 (Unaudited)

Sector Allocation (% Equities)

Financials	28.2
Industrials	19.5
Information Technology	14.4
Consumer Discretionary	12.9
Consumer Staples	7.1
Materials	5.7
Energy	4.2
Utilities	4.1
Health Care	3.9

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Fund invests in small and / or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks.

9

American Beacon FundsSM

Fund Expenses

October 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as sales charges (loads) or redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

10

American Beacon FundsSM

Fund Expenses

October 31, 2014 (Unaudited)

Balanced Fund

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14 - 10/31/14
Institutional Class
Actual	$1,000.00	$1,038.14	$2.98
Hypothetical **	$1,000.00	$1,022.28	$2.96

Y Class
Actual	$1,000.00	$1,037.82	$3.49
Hypothetical **	$1,000.00	$1,021.78	$3.47

Investor Class
Actual	$1,000.00	$1,036.67	$4.72
Hypothetical **	$1,000.00	$1,020.57	$4.69

Advisor Class
Actual	$1,000.00	$1,035.70	$5.49
Hypothetical **	$1,000.00	$1,019.81	$5.45

A Class
Actual	$1,000.00	$1,036.36	$5.24
Hypothetical **	$1,000.00	$1,020.06	$5.19

AMR Class
Actual	$1,000.00	$1,039.42	$1.64
Hypothetical **	$1,000.00	$1,023.59	$1.63

C Class
Actual	$1,000.00	$1,031.91	$9.07
Hypothetical **	$1,000.00	$1,016.28	$9.00

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.58%, 0.68%, 0.92%, 1.07%, 1.02%, 1.77%, and 0.32% for the Institutional, Y, Investor, Advisor, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Mid-Cap Value Fund

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14 - 10/31/14
Institutional Class
Actual	$1,000.00	$1,032.17	$4.76
Hypothetical **	$1,000.00	$1,020.52	$4.74

Y Class
Actual	$1,000.00	$1,031.67	$4.97
Hypothetical **	$1,000.00	$1,020.32	$4.94

Investor Class
Actual	$1,000.00	$1,031.16	$5.79
Hypothetical **	$1,000.00	$1,019.51	$5.75

Advisor Class
Actual	$1,000.00	$1,029.18	$7.42
Hypothetical **	$1,000.00	$1,017.90	$7.38

A Class
Actual	$1,000.00	$1,029.98	$6.65
Hypothetical **	$1,000.00	$1,018.65	$6.61

AMR Class
Actual	$1,000.00	$1,034.24	$3.13
Hypothetical **	$1,000.00	$1,022.13	$3.11

C Class
Actual	$1,000.00	$1,025.49	$10.77
Hypothetical **	$1,000.00	$1,014.57	$10.71

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.93%, 0.97%, 1.13%, 1.45%, 1.30%, 2.11%, and 0.61% for the Institutional, Y, Investor, Advisor, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Small Cap Value Fund II

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14 - 10/31/14
Y Class
Actual	$1,000.00	$1,016.13	$5.54
Hypothetical **	$1,000.00	$1,019.71	$5.55

Investor Class
Actual	$1,000.00	$1,014.84	$6.96
Hypothetical **	$1,000.00	$1,018.30	$6.97

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09% and 1.37% for the Y and Investor Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

11

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value II Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value II Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value II Fund at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 30, 2014

12

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 57.05%
CONSUMER DISCRETIONARY - 7.33%
Auto Components - 0.83%
Johnson Controls, Inc.	180,600	$8,533

Automobiles - 2.62%
Ford Motor Co.	355,300	5,006
General Motors Co.	331,379	10,405
Honda Motor Co., Ltd., Sponsored ADRA	55,900	1,796
Toyota Motor Corp., Sponsored ADRA	81,100	9,841

		27,048

Hotels, Restaurants & Leisure - 0.25%
Carnival Corp.	27,300	1,096
McDonald’s Corp.	15,400	1,444

		2,540

Household Durables - 0.21%
Stanley Black & Decker, Inc.	23,000	2,154

Media - 1.86%
Comcast Corp., Special Class A	51,000	2,812
DIRECTVB	35,100	3,046
Interpublic Group of Cos., Inc.	125,000	2,424
Omnicom Group, Inc.	13,700	984
Time Warner Cable, Inc.	17,400	2,561
Tribune Media Co.B	60,600	4,061
Viacom, Inc., Class B	45,700	3,322

		19,210

Multiline Retail - 1.25%
Dillard’s, Inc., Class A	25,000	2,644
Nordstrom, Inc.	14,600	1,060
Target Corp.	149,200	9,224

		12,928

Specialty Retail - 0.31%
Bed Bath & Beyond, Inc.B	30,500	2,053
Lowe’s Cos., Inc.	19,100	1,093

		3,146

Total Consumer Discretionary		75,559

CONSUMER STAPLES - 2.71%
Beverages - 0.36%
Diageo PLC, Sponsored ADRA C	23,200	2,737
Molson Coors Brewing Co., Class B	13,700	1,019

		3,756

Food & Drug Retailing - 0.53%
Sysco Corp.	30,400	1,172
Wal-Mart Stores, Inc.	55,600	4,240

		5,412

Food Products - 0.42%
Bunge Ltd.	12,000	1,064
Kellogg Co.	22,400	1,433
Mondelez International, Inc., Class A	51,500	1,815

		4,312

Tobacco - 1.40%
Altria Group, Inc.	66,100	3,195
Imperial Tobacco Group PLC, ADRA C	47,000	4,095
Philip Morris International, Inc.	79,900	7,112

		14,402

Total Consumer Staples		27,882

	Shares	Fair Value
		(000’s)
ENERGY - 6.22%
Energy Equipment & Services - 0.81%
Cobalt International Energy, Inc.B	386,000	$4,520
Halliburton Co.	70,100	3,865

		8,385

Oil & Gas - 5.41%
Apache Corp.	34,100	2,633
BP PLC, Sponsored ADRA C	220,104	9,565
Canadian Natural Resources Ltd.	129,500	4,517
Chevron Corp.	27,228	3,266
ConocoPhillips	64,090	4,624
Hess Corp.	24,300	2,061
Kosmos Energy Ltd.B	105,800	987
Marathon Oil Corp.	86,300	3,055
Marathon Petroleum Corp.	24,850	2,259
Murphy Oil Corp.	52,000	2,776
Occidental Petroleum Corp.	82,100	7,301
Phillips 66	58,595	4,600
Royal Dutch Shell PLC, Class A, ADRA C	78,854	5,661
Seadrill Ltd.	104,600	2,406

		55,711

Total Energy		64,096

FINANCIALS - 15.33%
Banks - 1.29%
Bank of New York Mellon Corp.	49,800	1,928
Citizens Financial Group	142,900	3,375
PNC Financial Services Group, Inc.	63,825	5,515
SunTrust Banks, Inc.	62,300	2,438

		13,256

Diversified Financials - 9.90%
American Express Co.	52,800	4,749
Bank of America Corp.	930,580	15,969
Blackstone Group, LPD	112,700	3,395
Capital One Financial Corp.	93,400	7,731
Citigroup, Inc.	399,070	21,362
Generac Holdings, Inc.	33,500	1,519
Goldman Sachs Group, Inc.	5,800	1,102
JPMorgan Chase & Co.	388,434	23,491
KKR & Co., LPE	150,100	3,236
Morgan Stanley	45,200	1,580
Santander Consumer USA Holdings, Inc.	153,000	2,831
SLM Corp.	196,400	1,876
Wells Fargo & Co.	247,098	13,118

		101,959

Insurance - 3.90%
Allstate Corp.	57,500	3,729
American International Group, Inc.	154,900	8,298
Berkshire Hathaway, Inc., Class BB	53,937	7,560
Hartford Financial Services Group, Inc.	74,400	2,945
Lincoln National Corp.	57,400	3,143
MetLife, Inc.	168,000	9,112
Unum Group	89,000	2,978
XL Group PLCC	70,100	2,375

		40,140

Real Estate - 0.24%
Hatteras Financial Corp.F	74,800	1,424
Two Harbors Investment Corp.F	104,100	1,055

		2,479

Total Financials		157,834

See accompanying notes

13

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
HEALTH CARE - 7.76%
Health Care Equipment & Supplies - 1.05%
Covidien PLCC	13,000	$1,202
Medtronic, Inc.	124,700	8,499
Zimmer Holdings, Inc.	9,700	1,079

		10,780

Health Care Providers & Services - 2.42%
Aetna, Inc.	13,400	1,106
Express Scripts Holding Co.B	29,800	2,289
Humana, Inc.	18,600	2,583
Quest Diagnostics, Inc.	16,500	1,047
UnitedHealth Group, Inc.	48,600	4,617
WellPoint, Inc.	104,900	13,290

		24,932

Pharmaceuticals - 4.29%
AbbVie, Inc.	31,300	1,986
Eli Lilly & Co.	38,800	2,574
GlaxoSmithKline PLC, Sponsored ADRA C	98,300	4,472
Jazz Pharmaceuticals PLCB C	5,275	891
Johnson & Johnson	48,400	5,217
Merck & Co., Inc.	118,900	6,889
Mylan, Inc.B	36,100	1,933
NPS Pharmaceuticals, Inc.B	46,200	1,266
Pfizer, Inc.	333,854	9,998
Sanofi, ADRA	195,200	9,026

		44,252

Total Health Care		79,964

INDUSTRIALS - 4.86%
Aerospace & Defense - 1.47%
Boeing Co.	19,100	2,386
General Dynamics Corp.	42,400	5,926
Northrop Grumman Corp.	7,800	1,076
Raytheon Co.	44,700	4,643
Rockwell Collins, Inc.	12,700	1,069

		15,100

Electrical Equipment - 0.35%
Emerson Electric Co.	56,500	3,619

Industrial Conglomerates - 0.93%
General Electric Co.	222,400	5,740
Honeywell International, Inc.	40,200	3,864

		9,604

Machinery - 2.11%
Caterpillar, Inc.	22,400	2,272
CNH Industrial N.V.	107,200	874
Cummins, Inc.	35,400	5,174
Joy Global, Inc.	54,500	2,868
Oshkosh Corp.	55,000	2,462
PACCAR, Inc.	31,000	2,025
Reliance Steel & Aluminum Co.	61,200	4,130
Xylem, Inc.	53,700	1,953

		21,758

Total Industrials		50,081

INFORMATION TECHNOLOGY - 7.20%
Communications Equipment - 1.34%
Cisco Systems, Inc.	299,900	7,339
Corning, Inc.	317,400	6,484

		13,823

Computers & Peripherals - 1.30%
Hewlett-Packard Co.	124,000	4,449
International Business Machines Corp.	13,000	2,137

	Shares	Fair Value
		(000’s)
Seagate Technology PLCC	52,925	$3,325
Teradata Corp.B	23,300	986
Western Digital Corp.	25,300	2,489

		13,386

Electronic Equipment & Instruments - 0.09%
TE Connectivity Ltd.	15,225	931

Semiconductor Equipment & Products - 1.67%
Applied Materials, Inc.	123,700	2,733
Intel Corp.	171,800	5,843
Lam Research Corp.	32,100	2,499
Micron Technology, Inc.B	114,500	3,789
Texas Instruments, Inc.	46,200	2,294

		17,158

Software - 2.80%
Activision Blizzard, Inc.	189,700	3,785
Check Point Software Technologies Ltd.B	33,400	2,480
Microsoft Corp.	226,000	10,610
Navient Corp.	96,400	1,907
Oracle Corp.	259,800	10,145

		28,927

Total Information Technology		74,225

MATERIALS - 0.64%
Chemicals - 0.21%
Dow Chemical Co.	43,000	2,124

Metals & Mining - 0.22%
Rio Tinto PLC, ADRA	48,400	2,322

Paper & Forest Products - 0.21%
Louisiana-Pacific Corp.B	147,200	2,149

Total Materials		6,595

TELECOMMUNICATION SERVICES - 3.12%
Diversified Telecommunication Services - 1.83%
AT&T, Inc.	172,877	6,023
Telefonaktiebolaget LM Ericsson	168,200	1,991
Verizon Communications, Inc.	214,508	10,779

		18,793

Wireless Telecommunication Services - 1.29%
China Mobile Ltd., Sponsored ADRA	129,100	8,016
Vodafone Group PLC, Sponsored ADRA C	159,745	5,307

		13,323

Total Telecommunication Services		32,116

UTILITIES - 1.88%
CenterPoint Energy, Inc.	138,400	3,398
Entergy Corp.	49,400	4,151
NRG Energy, Inc.	75,800	2,272
PPL Corp.	28,900	1,011
Public Service Enterprise Group, Inc.	207,400	8,568

Total Utilities		19,400

Total Common Stock (Cost $442,251)		587,752

PREFERRED STOCK - 0.46%
FINANCIALS - 0.33%
Insurance - 0.16%
Allstate Corp., 1.00%, Due 1/15/2053	68,300	1,679

See accompanying notes

14

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Real Estate - 0.17%
Public Storage, Inc., 5.75%, Due 12/31/2049	68,900	$1,719

Total Financials		3,398

SERVICE - 0.13%
Comcast Corp., 5.00%, Due 12/15/2061	52,500	1,335

Total Preferred Stock (Cost $4,943)		4,733

	Par Amount
	(000’s)
CORPORATE OBLIGATIONS 11.13%
MANUFACTURING - 1.85%
ABB Finance USA, Inc.,
2.875%, Due 5/8/2022	$175	175
Altera Corp.,
1.75%, Due 5/15/2017	165	166
2.50%, Due 11/15/2018	165	167
American Honda Finance Corp.,
3.875%, Due 9/21/2020G	250	268
Analog Devices, Inc.,
3.00%, Due 4/15/2016	225	232
Apple, Inc.,
2.40%, Due 5/3/2023	740	714
Applied Materials, Inc.,
2.65%, Due 6/15/2016	310	319
BAE Systems Holdings, Inc.,
3.80%, Due 10/7/2024G	650	654
BHP Billiton Finance USA Ltd.,
1.625%, Due 2/24/2017	285	289
Caterpillar Financial Services Corp.,
1.625%, Due 6/1/2017	480	486
Caterpillar, Inc.,
3.40%, Due 5/15/2024	360	368
Cooper US, Inc.,
3.875%, Due 12/15/2020	385	408
Cummins, Inc.,
3.65%, Due 10/1/2023	425	447
Daimler Finance North America LLC,
2.25%, Due 9/3/2019G H	350	349
Delphi Corp.,
4.15%, Due 3/15/2024	410	421
Dow Chemical Co.,
4.25%, Due 11/15/2020	370	398
4.125%, Due 11/15/2021	300	318
3.00%, Due 11/15/2022	210	205
3.50%, Due 10/1/2024	400	394
Eaton Corp., PLC,
5.60%, Due 5/15/2018C	205	230
2.75%, Due 11/2/2022C	200	194
EMC Corp.,
1.875%, Due 6/1/2018	560	557
Ford Motor Credit Co. LLC,
4.25%, Due 2/3/2017H	300	318
5.875%, Due 8/2/2021H	400	462
Hewlett-Packard Co.,
2.20%, Due 12/1/2015	325	330
4.05%, Due 9/15/2022	300	307
Ingersoll-Rand Luxembourg Finance S.A.,
2.625%, Due 5/1/2020	300	299

	Par Amount	Fair Value
	(000’s)	(000’s)
Intel Corp.,
3.30%, Due 10/1/2021	$315	$328
John Deere Capital Corp.,
1.05%, Due 10/11/2016	380	381
1.30%, Due 3/12/2018	465	459
Johnson Controls, Inc.,
5.00%, Due 3/30/2020	320	353
Koninklijke Philips Electronics N.V.,
5.75%, Due 3/11/2018	270	303
L-3 Communications Corp.,
3.95%, Due 5/28/2024	215	216
LYB International Finance BV,
4.00%, Due 7/15/2023	400	415
Monsanto Co.,
1.15%, Due 6/30/2017	645	643
4.40%, Due 7/15/2044	425	428
Nissan Motor Acceptance Corp.,
2.35%, Due 3/4/2019G	600	602
Northrop Grumman Corp.,
5.05%, Due 8/1/2019	150	167
Nucor Corp.,
4.125%, Due 9/15/2022	205	218
4.00%, Due 8/1/2023	210	219
Oracle Corp.,
2.25%, Due 10/8/2019	425	426
4.30%, Due 7/8/2034	425	437
PACCAR Financial Corp.,
1.15%, Due 8/16/2016	290	293
1.10%, Due 6/6/2017	195	195
Pentair Finance S.A.,
3.15%, Due 9/15/2022	265	261
Rio Tinto Finance USA Ltd.,
2.50%, Due 5/20/2016	405	414
Toyota Motor Credit Corp.,
2.05%, Due 1/12/2017	265	271
2.125%, Due 7/18/2019	400	400
Tyco Electronics Group S.A.,
6.55%, Due 10/1/2017	175	199
United Technologies Corp.,
1.80%, Due 6/1/2017	535	544
6.125%, Due 7/15/2038	450	584
Volkswagen International Finance N.V.,
1.625%, Due 3/22/2015G	500	502
Xerox Corp.,
2.95%, Due 3/15/2017	150	155
Xilinx, Inc.,
2.125%, Due 3/15/2019	180	180

		19,068

FINANCE - 5.34%
AEGON Funding Co. LLC,
5.75%, Due 12/15/2020H	350	404
Aetna, Inc.,
2.75%, Due 11/15/2022	400	385
4.75%, Due 3/15/2044	295	309
American Express Co.,
4.05%, Due 12/3/2042	390	376
American Express Credit Corp.,
1.30%, Due 7/29/2016	360	362
2.125%, Due 3/18/2019	485	485
American International Group, Inc.,
6.40%, Due 12/15/2020	243	290
4.875%, Due 6/1/2022	600	669
4.50%, Due 7/16/2044	280	284

See accompanying notes

15

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
Bank of America Corp.,
7.80%, Due 9/15/2016	$700	$780
2.60%, Due 1/15/2019	395	399
7.625%, Due 6/1/2019	370	449
4.125%, Due 1/22/2024	1,500	1,560
4.00%, Due 4/1/2024	500	517
6.11%, Due 1/29/2037	365	427
5.00%, Due 1/21/2044	645	705
Bank of New York Mellon Corp.,
1.30%, Due 1/25/2018	640	633
2.20%, Due 3/4/2019	480	481
Bank One Corp.,
4.90%, Due 4/30/2015	250	255
Barclays Bank PLC,
3.90%, Due 4/7/2015C	330	335
0.772%, Due 12/9/2016C I	895	897
3.75%, Due 5/15/2024C	1,200	1,215
Bear Stearns Cos. LLC,
7.25%, Due 2/1/2018H	945	1,099
Berkshire Hathaway Finance Corp.,
0.95%, Due 8/15/2016	315	317
BNP Paribas S.A.,
3.60%, Due 2/23/2016	320	331
Boston Properties LP,
3.125%, Due 9/1/2023E F	255	248
Branch Banking & Trust Co.,
1.45%, Due 10/3/2016	540	546
Capital One Financial Corp.,
2.45%, Due 4/24/2019	360	361
Citigroup, Inc.,
0.774%, Due 3/10/2017I	310	310
8.50%, Due 5/22/2019	1,300	1,631
2.50%, Due 7/29/2019	1,155	1,159
5.875%, Due 1/30/2042	300	369
CNA Financial Corp.,	–	–
7.35%, Due 11/15/2019	385	466
ERP Operating LP,	–	–
3.00%, Due 4/15/2023E	205	199
Fifth Third Bancorp,	–	–
0.653%, Due 12/20/2016I	1,000	996
General Electric Capital Corp.,
5.625%, Due 5/1/2018	375	424
6.00%, Due 8/7/2019	350	410
5.50%, Due 1/8/2020	250	289
5.30%, Due 2/11/2021	205	233
3.15%, Due 9/7/2022	635	643
5.875%, Due 1/14/2038	240	294
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	325	343
6.25%, Due 9/1/2017	650	729
5.95%, Due 1/18/2018	590	661
1.334%, Due 11/15/2018I	3,045	3,075
6.00%, Due 6/15/2020	175	201
5.75%, Due 1/24/2022	800	922
HCP, Inc.,
5.375%, Due 2/1/2021	425	475
Health Care REIT, Inc.,
4.125%, Due 4/1/2019F	240	257
5.25%, Due 1/15/2022F	285	316
Humana, Inc.,
3.15%, Due 12/1/2022	480	472
ING Bank N.V.,
5.125%, Due 5/1/2015G	450	459
3.75%, Due 3/7/2017G	400	421

	Par Amount	Fair Value
	(000’s)	(000’s)
JPMorgan Chase & Co.,
0.564%, Due 6/13/2016I	$415	$414
3.625%, Due 5/13/2024	1,200	1,215
3.875%, Due 9/10/2024	430	427
5.50%, Due 10/15/2040	650	758
KeyCorp,
5.10%, Due 3/24/2021	255	286
Liberty Mutual Group, Inc.,
4.25%, Due 6/15/2023G	310	321
Liberty Mutual Insurance Co.,
7.875%, Due 10/15/2026G	1,500	1,869
Lloyds TSB Bank PLC,
4.375%, Due 1/12/2015C G	325	327
Loews Corp.,
5.25%, Due 3/15/2016	650	690
Macquarie Bank Ltd.,
0.864%, Due 10/27/2017G	820	820
Macquarie Group Ltd.,
1.233%, Due 1/31/2017G I	1,060	1,071
MetLife, Inc.,
6.375%, Due 6/15/2034	350	457
4.721%, Due 12/15/2044	400	423
Morgan Stanley,
0.711%, Due 10/15/2015I	920	923
1.75%, Due 2/25/2016I	405	409
1.514%, Due 4/25/2018I	2,975	3,041
7.30%, Due 5/13/2019	750	895
5.625%, Due 9/23/2019	350	396
4.35%, Due 9/8/2026	435	436
National Australia Bank Ltd.,
4.375%, Due 12/10/2020G	325	357
Nordea Bank AB,
4.875%, Due 1/27/2020G	300	335
PNC Funding Corp.,
3.30%, Due 3/8/2022	425	432
Prudential Financial, Inc.,
7.375%, Due 6/15/2019	300	365
4.60%, Due 5/15/2044	650	658
Simon Property Group LP,
2.20%, Due 2/1/2019E F	635	641
3.375%, Due 10/1/2024E F	650	654
SunTrust Banks, Inc.,
3.50%, Due 1/20/2017	420	441
Toronto Dominion Bank,
2.625%, Due 9/10/2018	585	599
Trinity Acquisition PLC,
4.625%, Due 8/15/2023C	205	215
UBS AG,
5.875%, Due 12/20/2017	611	688
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	330	325
3.95%, Due 10/15/2042	215	202
US Bancorp,
1.95%, Due 11/15/2018	950	953
Ventas Realty LP,
5.70%, Due 9/30/2043E F	175	203
Wachovia Corp.,
0.601%, Due 10/15/2016I	910	909
5.75%, Due 2/1/2018	695	784
Wells Fargo & Co.,
2.15%, Due 1/15/2019	265	266

		55,078

CONSUMER - 0.29%
Altria Group, Inc.,

See accompanying notes

16

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
4.75%, Due 5/5/2021	$310	$342
2.85%, Due 8/9/2022	350	339
Anheuser-Busch InBev Worldwide, Inc.,
8.00%, Due 11/15/2039	125	188
Diageo Capital PLC,
1.50%, Due 5/11/2017C	880	885
General Mills, Inc.,
2.20%, Due 10/21/2019	950	944
SABMiller Holdings, Inc.,
4.95%, Due 1/15/2042G	300	323

		3,021

SERVICE - 1.11%
AbbVie, Inc.,
1.75%, Due 11/6/2017	305	306
2.90%, Due 11/6/2022	220	214
Baxter International, Inc.,
1.85%, Due 6/15/2018	355	355
Bayer US Finance LLC,
2.375%, Due 10/8/2019G H	300	301
Becton Dickinson and Co.,
3.25%, Due 11/12/2020	290	292
Cardinal Health, Inc.,
3.20%, Due 3/15/2023	445	439
CareFusion Corp.,
3.875%, Due 5/15/2024	310	316
CBS Corp.,
3.375%, Due 3/1/2022	700	707
Celgene Corp.,
5.25%, Due 8/15/2043	185	204
Comcast Corp.,
5.875%, Due 2/15/2018	535	607
6.55%, Due 7/1/2039	450	592
DIRECTV Holdings LLC,
6.35%, Due 3/15/2040H	155	182
eBay, Inc.,
1.35%, Due 7/15/2017	350	347
Genzyme Corp.,
5.00%, Due 6/15/2020	275	311
GlaxoSmithKline Capital PLC,
1.50%, Due 5/8/2017C	725	730
Home Depot, Inc.,
2.70%, Due 4/1/2023	190	187
Lowe’s Companies, Inc.,
3.875%, Due 9/15/2023	195	207
4.25%, Due 9/15/2044	215	218
MasterCard, Inc.,
3.375%, Due 4/1/2024	330	337
McKesson Corp.,
3.25%, Due 3/1/2016	160	165
1.292%, Due 3/10/2017	215	215
3.796%, Due 3/15/2024	400	407
Quest Diagnostics, Inc.,
4.75%, Due 1/30/2020	150	163
Sanofi,
1.25%, Due 4/10/2018	585	579
4.00%, Due 3/29/2021	355	385
Thomson Reuters Corp.,
4.70%, Due 10/15/2019	150	164
4.30%, Due 11/23/2023	300	318
3.85%, Due 9/29/2024	400	401
Time Warner, Inc.,
4.875%, Due 3/15/2020	460	507
4.75%, Due 3/29/2021	325	357

	Par Amount	Fair Value
	(000’s)	(000’s)
Viacom, Inc.,
4.50%, Due 2/27/2042	$450	$428
Wal-Mart Stores, Inc.,
7.55%, Due 2/15/2030	350	503

		11,444

UTILITIES - 0.48%
Consolidated Edison Co. of New York, Inc.,
5.50%, Due 12/1/2039	350	419
Delmarva Power & Light Co.,
3.50%, Due 11/15/2023	290	301
Duke Energy Indiana, Inc.,
6.05%, Due 6/15/2016	330	357
Electricite de France S.A.,
4.60%, Due 1/27/2020G	320	356
MidAmerican Energy Holdings Co.,
6.125%, Due 4/1/2036	500	627
National Rural Utilities Cooperative Finance Corp.,
5.45%, Due 4/10/2017	315	348
Progress Energy, Inc.,
4.875%, Due 12/1/2019	350	391
Sempra Energy,
6.50%, Due 6/1/2016	210	228
Sierra Pacific Power Co.,
3.375%, Due 8/15/2023	205	210
Southern Co.,
2.15%, Due 9/1/2019	290	289
Southwestern Electric Power Co.,
3.55%, Due 2/15/2022	600	621
Union Electric Co.,
6.70%, Due 2/1/2019	260	310
Xcel Energy, Inc.,
5.613%, Due 4/1/2017	434	478

		4,935

ENERGY - 0.92%
Apache Corp.,
5.10%, Due 9/1/2040	170	177
Canadian Natural Resources Ltd.,
3.45%, Due 11/15/2021	430	440
6.25%, Due 3/15/2038	365	442
ConocoPhillips,
6.65%, Due 7/15/2018	460	538
DCP Midstream Operating LP,
2.70%, Due 4/1/2019E	215	216
5.60%, Due 4/1/2044E	215	237
Devon Energy Corp.,
4.75%, Due 5/15/2042	300	305
Enable Midstream Partners LP,
3.90%, Due 5/15/2024E G	300	300
Energy Transfer Partners LP,
4.15%, Due 10/1/2020E	275	287
Enterprise Products Operating LLC,
6.125%, Due 10/15/2039H	450	536
EOG Resources, Inc.,
2.50%, Due 2/1/2016	325	332
Halliburton Co.,
3.25%, Due 11/15/2021	525	543
Husky Energy, Inc.,
3.95%, Due 4/15/2022	480	497
Marathon Petroleum Corp.,
3.625%, Due 9/15/2024	215	214
Phillips 66,

See accompanying notes

17

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
2.95%, Due 5/1/2017	$300	$312
4.30%, Due 4/1/2022	385	413
Plains All American Pipeline LP / PAA Finance Corp.,
4.70%, Due 6/15/2044E	180	181
Schlumberger Investment S.A.,
3.65%, Due 12/1/2023	645	675
Shell International Finance BV,
1.125%, Due 8/21/2017	725	725
Spectra Energy Capital LLC,
5.65%, Due 3/1/2020H	455	510
Spectra Energy Partners LP,
4.60%, Due 6/15/2021E	175	191
TransCanada PipeLines Ltd.,
3.75%, Due 10/16/2023	300	306
7.625%, Due 1/15/2039	375	525
6.10%, Due 6/1/2040	170	206
Williams Partners LP,
3.90%, Due 1/15/2025E	405	402

		9,510

TRANSPORTATION - 0.20%
Burlington Northern Santa Fe LLC,
7.95%, Due 8/15/2030H	235	330
5.75%, Due 5/1/2040H	170	202
5.15%, Due 9/1/2043H	200	222
Canadian National Railway Co.,
5.55%, Due 5/15/2018	350	397
CSX Corp.,
5.50%, Due 4/15/2041	325	381
Norfolk Southern Corp.,
5.75%, Due 4/1/2018	425	482

		2,014

TELECOMMUNICATIONS - 0.94%
America Movil SAB de CV,
6.375%, Due 3/1/2035	350	433
AT&T, Inc.,
4.35%, Due 6/15/2045	841	785
Cisco Systems, Inc.,
2.125%, Due 3/1/2019	405	407
Deutsche Telekom International Finance BV,
4.875%, Due 3/6/2042G	300	310
Oi S.A.,
5.75%, Due 2/10/2022G	3,085	2,916
Orange S.A.,
2.125%, Due 9/16/2015	150	152
Rogers Communications, Inc.,
5.00%, Due 3/15/2044	455	474
Verizon Communications, Inc.,
4.60%, Due 4/1/2021	380	412
5.15%, Due 9/15/2023	175	196
3.50%, Due 11/1/2024	200	197
6.40%, Due 9/15/2033	350	426
6.90%, Due 4/15/2038	475	614
6.55%, Due 9/15/2043	600	756
Vodafone Group PLC,
1.50%, Due 2/19/2018C	615	607
6.15%, Due 2/27/2037C	815	953

		9,638

Total Corporate Obligations (Cost $109,233)		114,708

	Par Amount	Fair Value
	(000’s)	(000’s)
FOREIGN GOVERNMENT OBLIGATIONS 0.09%
Oil & Gas - 0.09%
Petrobras International Finance Co. SA,
3.875%, Due 1/27/2016	$200	$204
3.50%, Due 2/6/2017	175	178
6.875%, Due 1/20/2040	165	173
Petroleos Mexicanos,
6.00%, Due 3/5/2020	325	368

Total Foreign Government Obligations (Cost $861)		923

ASSET-BACKED OBLIGATIONS - 1.11%
American Express Credit Account Master Trust,
1.26%, Due 1/15/2020, 2014 2 A	455	455
AmeriCredit Automobile Receivables Trust,
1.15%, Due 6/10/2019, 2014 3 A3	625	625
Capital Auto Receivables Asset Trust,
0.92%, Due 9/20/2016, 2013-2 A2	1,500	1,503
1.09%, Due 3/20/2018, 2013-4 A3	580	582
Capital One Multi-Asset Execution Trust,
1.48%, Due 7/15/2020, 2014 A5 A	905	909
Citibank Credit Card Issuance Trust,
1.11%, Due 7/23/2018, 2013 A3 A3	425	427
Ford Credit Auto Lease Trust,
0.90%, Due 6/15/2017, 2014 A A4	260	260
Ford Credit Floorplan Master Owner Trust,
1.50%, Due 9/15/2018, 2013-5 A1	1,100	1,113
1.40%, Due 8/15/2019, 2014 4 A1	1,155	1,156
Hyundai Auto Receivables Trust,
0.79%, Due 7/16/2018, 2014 A A3	320	320
Mercedes Benz Auto Lease Trust,
0.76%, Due 7/15/2019, 2013 B A4	245	245
0.90%, Due 12/16/2019, 2014 A A4	820	822
National Credit Union Administration,
0.552%, Due 3/11/2020, 2011 R3 1AI	1,489	1,495
Nissan Master Owner Trust Receivables,
0.453%, Due 2/15/2018, 2013-A AI	1,500	1,500

Total Asset-Backed Obligations (Cost $11,380)		11,412

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 1.94%
Banc of America Commercial Mortgage Trust,
5.317%, Due 9/10/2047, 2006-5 A2	126	126
5.622%, Due 4/10/2049, 2007-2 A2	44	44
Bear Stearns Commercial Mortgage Securities,
5.201%, Due 12/11/2038, 2006-PW14 A4	665	712
5.54%, Due 9/11/2041, 2006-PW13 A4	401	425
Ginnie Mae REMIC Trust,
2.174%, Due 7/16/2038, 2011-147 A	1,804	1,812
1.147%, Due 12/16/2038, 2013-139 A	1,885	1,868
1.45%, Due 4/16/2039, 2013-45 AB	1,877	1,859
1.624%, Due 7/16/2039, 2013-78 AB	1,924	1,896

See accompanying notes

18

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
2.586%, Due 9/16/2039, 2014-31 AB	$1,972	$2,002
1.367%, Due 11/16/2041, 2013 125 AB	1,941	1,919
2.543%, Due 9/16/2044, 2011-96 AC	470	476
3.20%, Due 11/16/2044, 2011-92 B	2,400	2,466
GS Mortgage Securities Corp II,
3.679%, Due 8/10/2043, 2010-C1 A1G	236	245
3.849%, Due 12/10/2043, 2010-C2 A1G	494	512
3.645%, Due 3/10/2044, 2011-GC3 A2G	369	380
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	11	11
3.853%, Due 6/15/2043, 2010-C1 A1G	305	308
4.388%, Due 2/15/2046, 2011-C3 A3G	550	595
5.703%, Due 2/12/2049, 2007-CB19 A4	550	598
JPMBB Commercial Mortgage Securities Trust,
3.157%, Due 7/15/2045, 2013 C12 ASB	665	685
LB-UBS Commercial Mortgage Trust,
5.424%, Due 2/15/2040, 2007-C1 A4	492	531
Wachovia Bank Commercial Mortgage Trust,
5.711%, Due 6/15/2049, 2007-C32 A2	40	40
WF-RBS Commercial Mortgage Trust,
3.66%, Due 3/15/2047, 2014 C19 A3	455	475

Total Commercial Mortgage-Backed Obligations (Cost $19,704)		19,985

COLLATERALIZED MORTGAGE OBLIGATIONS 0.04% (Cost $413)
Freddie Mac (REMIC),
0.553%, Due 12/15/2040, 3891 DFI	413	415

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.17%
Federal Home Loan Mortgage Corporation
4.50%, Due 3/1/2019	99	105
5.00%, Due 10/1/2020	43	46
3.50%, Due 9/1/2028	2,021	2,149
5.00%, Due 8/1/2033	250	277
5.50%, Due 2/1/2034	226	254
5.00%, Due 3/1/2034	181	201
6.00%, Due 6/1/2034	169	194
6.00%, Due 8/1/2034	139	159
5.00%, Due 8/1/2035	145	161
5.00%, Due 9/1/2035	102	113
5.50%, Due 4/1/2037	151	168
5.50%, Due 5/1/2038	76	85
4.00%, Due 1/1/2041	745	791
4.50%, Due 2/1/2041	603	653
3.50%, Due 3/1/2042	414	428
3.50%, Due 6/1/2042	2,070	2,141
3.50%, Due 7/1/2042	537	556
3.00%, Due 8/1/2042	855	857
3.50%, Due 2/1/2043	2,189	2,263

		11,601

Federal National Mortgage Association
6.00%, Due 4/1/2016	16	17
5.00%, Due 12/1/2017	78	82
4.50%, Due 9/1/2018	61	65
4.00%, Due 8/1/2020	97	103

	Par Amount	Fair Value
	(000’s)	(000’s)
3.50%, Due 1/1/2026	$155	$164
4.00%, Due 5/1/2026	802	861
4.00%, Due 6/1/2026	1,021	1,096
3.50%, Due 1/1/2028	245	260
3.00%, Due 7/1/2029	1,654	1,719
5.00%, Due 3/1/2034	271	300
4.50%, Due 4/1/2034	359	391
4.50%, Due 9/1/2034	119	130
5.50%, Due 12/1/2035	71	80
5.00%, Due 2/1/2036	107	119
5.50%, Due 4/1/2036	130	146
6.00%, Due 9/1/2036	95	108
5.50%, Due 2/1/2037	147	164
5.50%, Due 6/1/2038	46	51
4.50%, Due 1/1/2040	653	709
5.00%, Due 5/1/2040	1,971	2,194
5.00%, Due 6/1/2040	831	926
4.00%, Due 9/1/2040	535	569
4.00%, Due 1/1/2041	1,586	1,687
4.00%, Due 2/1/2041	2,575	2,752
5.00%, Due 3/1/2041	791	877
4.00%, Due 4/1/2041	759	813
4.50%, Due 4/1/2041	1,619	1,762
4.50%, Due 6/1/2041	1,073	1,166
4.50%, Due 8/1/2041	1,024	1,114
4.50%, Due 10/1/2041	616	673
5.00%, Due 3/1/2042	567	630
4.00%, Due 8/1/2042	1,755	1,866
3.50%, Due 9/1/2042	741	768
3.50%, Due 1/1/2043	1,238	1,283
4.50%, Due 1/1/2043	1,807	1,964
3.00%, Due 6/1/2043	2,810	2,815
3.00%, Due 8/1/2043	2,368	2,372
3.50%, Due 8/1/2044	2,541	2,630

		35,426

Government National Mortgage Association
7.00%, Due 12/15/2025	99	116
6.50%, Due 8/15/2027	99	114
6.50%, Due 11/15/2027	102	117
7.50%, Due 12/15/2028	96	116
5.50%, Due 7/15/2033	218	245
6.00%, Due 12/15/2033	251	291
5.50%, Due 2/20/2034	315	358
4.50%, Due 5/15/2039	1,154	1,260
5.00%, Due 10/15/2039	407	454
5.50%, Due 2/15/2040	465	518
4.00%, Due 5/15/2040	470	503
4.50%, Due 6/15/2040	499	550
4.50%, Due 10/20/2040	744	823
3.50%, Due 3/15/2043	687	718

		6,183

Total U.S. Agency Mortgage-Backed Obligations (Cost $51,952)		53,210

U.S. TREASURY OBLIGATIONS - 13.63%
U.S. Treasury Floating Rate Notes
0.065%, Due 1/31/2016I	20,445	20,444
0.090%, Due 7/31/2016I	9,500	9,503

		29,947

U.S. Treasury Notes/Bonds
0.25%, Due 12/15/2015	1,050	1,051
1.50%, Due 6/30/2016	3,000	3,055
3.125%, Due 10/31/2016	3,000	3,155

See accompanying notes

19

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
0.875%, Due 1/31/2017	10,495	10,552
0.75%, Due 12/31/2017	2,800	2,774
1.375%, Due 9/30/2018	1,550	1,552
1.125%, Due 5/31/2019	4,000	3,926
1.25%, Due 2/29/2020	5,300	5,171
1.75%, Due 10/31/2020	3,000	2,974
2.00%, Due 11/15/2021	9,230	9,205
2.00%, Due 2/15/2022	15,245	15,170
1.625%, Due 11/15/2022	5,000	4,799
2.50%, Due 8/15/2023	5,600	5,715
2.375%, Due 8/15/2024	1,820	1,827
6.875%, Due 8/15/2025	580	828
5.25%, Due 11/15/2028	450	589
4.75%, Due 2/15/2037	130	170
4.50%, Due 8/15/2039	730	927
3.125%, Due 11/15/2041	2,615	2,663
2.875%, Due 5/15/2043	35,720	34,387

		110,490

Total U.S. Treasury Obligations (Cost $137,157)		140,437

U.S. AGENCY OBLIGATIONS - 1.48% (Cost $15,120)
Freddie Mac Notes,
4.50%, Due 1/15/2015	15,140	15,273

MUNICIPAL OBLIGATIONS - 0.32% (Cost $2,728)
Municipal Electric Authority of Georgia,
6.655%, Due 4/1/2057,	2,630	3,305

	Shares
SHORT-TERM INVESTMENTS - 6.65% (Cost $68,509)
JPMorgan U.S. Government Money Market Fund, Capital Class	68,509,056	68,509

TOTAL INVESTMENTS - 99.07% (Cost $864,251)		1,020,662
OTHER ASSETS, NET OF LIABILITIES -0.93%		9,539

TOTAL NET ASSETS - 100.00%		$1,030,201

A	ADR - American Depositary Receipt.
B	Non-income producing security.
C	PLC - Public Limited Company.
D	MLP - Master Limited Partnership.
E	LP - Limited Partnership.
F	REIT - Real Estate Investment Trust.
G	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $14,901 or 1.45% of net assets. The Fund has no right to demand registration of these securities.
H	LLC - Limited Liability Company.
I	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

Futures Contracts Open on October 31, 2014:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index December Futures	Long	664	December, 2014	$66,778,480	$1,771,591

				$66,778,480	$1,771,591

See accompanying notes

20

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 94.83%
CONSUMER DISCRETIONARY - 16.49%
Auto Components - 2.88%
Dana Holding Corp.	304,300	$6,226
Delphi Automotive PLCA	93,200	6,429
TRW Automotive Holdings Corp.B	52,525	5,323

		17,978

Automobiles - 0.32%
Harley-Davidson, Inc.	30,684	2,016

Hotels, Restaurants & Leisure - 1.22%
Royal Caribbean Cruises Ltd.	67,800	4,608
SeaWorld Entertainment, Inc.	156,600	3,013

		7,621

Household Durables - 1.98%
Newell Rubbermaid, Inc.	79,982	2,666
Stanley Black & Decker, Inc.	103,498	9,691

		12,357

Leisure Equipment & Products - 0.35%
Hasbro, Inc.	37,988	2,185

Media - 4.62%
Interpublic Group of Cos., Inc.	432,251	8,382
Lamar Advertising Co., Class A	124,500	6,430
Meredith Corp.	42,600	2,221
News Corp, Class BB	76,075	1,145
News Corp., Class AB	345,125	5,343
Omnicom Group, Inc.	74,125	5,327

		28,848

Multiline Retail - 0.33%
Dollar General Corp.B	32,616	2,044

Specialty Retail - 4.79%
American Eagle Outfitters, Inc.	152,059	1,957
Bed Bath & Beyond, Inc.B	38,313	2,580
Cabela’s, Inc.B C	50,361	2,418
Hanesbrands, Inc.	63,800	6,739
L Brands, Inc.	87,900	6,340
Murphy USA, Inc.B	4,200	241
PetSmart, Inc.	35,224	2,548
Sally Beauty Holdings, Inc.B	100,894	2,957
Staples, Inc.	319,100	4,046

		29,826

Total Consumer Discretionary		102,875

CONSUMER STAPLES - 4.65%
Beverages - 0.78%
Coca-Cola Enterprises, Inc.	43,102	1,868
Molson Coors Brewing Co., Class B	40,319	2,999

		4,867

Food & Drug Retailing - 0.97%
Kroger Co.	61,698	3,438
Sysco Corp.	67,994	2,620

		6,058

Food Products - 1.10%
Darling Ingredients, Inc.B	95,082	1,673
Ingredion, Inc.	20,125	1,555
JM Smucker Co.	34,925	3,632

		6,860

Tobacco - 1.80%
Lorillard, Inc.	103,300	6,354

	Shares	Fair Value
		(000’s)
Reynolds American, Inc.	77,100	$4,850

		11,204

Total Consumer Staples		28,989

ENERGY - 5.86%
Energy Equipment & Services - 2.22%
Baker Hughes, Inc.	94,500	5,005
Helmerich & Payne, Inc.	28,300	2,457
Nabors Industries Ltd.	39,912	712
Superior Energy Services, Inc.	226,100	5,687

		13,861

Gas - Pipelines - 0.31%
Spectra Energy Corp.	50,184	1,964

Oil & Gas - 3.33%
EQT Corp.	31,862	2,996
Murphy Oil Corp.	173,950	9,286
Newfield Exploration Co.B	48,942	1,596
Oasis Petroleum, Inc.B	54,483	1,632
Pioneer Natural Resources Co.	14,285	2,701
Range Resources Corp.	11,470	785
Seadrill Ltd.C	76,500	1,760

		20,756

Total Energy		36,581

FINANCIALS - 26.80%
Banks - 8.28%
CIT Group, Inc.	128,500	6,288
Comerica, Inc.	100,400	4,793
Fifth Third Bancorp	385,672	7,711
First Niagara Financial Group, Inc.	321,400	2,407
Hancock Holding Co.	66,736	2,348
Investors Bancorp, Inc.	249,143	2,678
KeyCorp	374,875	4,948
New York Community Bancorp, Inc.C	255,800	4,080
People’s United Financial, Inc.	293,100	4,285
Regions Financial Corp.	401,550	3,987
SunTrust Banks, Inc.	83,428	3,265
TCF Financial Corp.	166,824	2,577
Zions Bancorporation	80,205	2,324

		51,691

Diversified Financials - 4.40%
Ameriprise Financial, Inc.	59,214	7,472
Capital One Financial Corp.	34,400	2,847
Discover Financial Services	92,700	5,912
Invesco Ltd.	101,500	4,108
Legg Mason, Inc.	82,175	4,273
SLM Corp.	297,100	2,837

		27,449

Insurance - 10.06%
Allstate Corp.	34,288	2,224
Assurant, Inc.	63,025	4,300
Axis Capital Holdings Ltd.	106,475	5,126
Endurance Specialty Holdings Ltd.	35,811	2,075
Genworth Financial, Inc., Class AB	259,300	3,628
Hanover Insurance Group, Inc.	42,383	2,837
Hartford Financial Services Group, Inc.	85,580	3,387
Primerica, Inc.	85,950	4,396
Progressive Corp.	241,925	6,389
Reinsurance Group of America, Inc.	24,920	2,100
Torchmark Corp.	77,680	4,114
Unum Group	86,026	2,878

See accompanying notes

21

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Validus Holdings Ltd.	107,793	$4,288
Voya Financial, Inc.	132,125	5,186
Willis Group Holdings PLCA	242,317	9,820

		62,748

Real Estate - 4.06%
Alexandria Real Estate Equities, Inc.D	40,784	3,385
American Campus Communities, Inc.D	83,568	3,282
Brixmor Property Group, Inc.D	112,512	2,741
Corporate Office Properties TrustD	85,100	2,327
Hospitality Properties TrustD	133,850	3,963
Host Hotels & Resorts LPD E	413,358	9,635

		25,333

Total Financials		167,221

HEALTH CARE - 9.82%
Biotechnology - 0.44%
Charles River Laboratories International, Inc.B	43,819	2,768

Health Care Equipment & Supplies - 3.94%
Becton Dickinson and Co.	39,875	5,132
CareFusion Corp.B	72,811	4,177
Dentsply International, Inc.	53,496	2,716
Patterson Cos., Inc.	84,523	3,644
St. Jude Medical, Inc.	87,200	5,596
The Cooper Companies, Inc.	20,252	3,319

		24,584

Health Care Providers & Services - 5.44%
AmerisourceBergen Corp.	25,212	2,153
Cardinal Health, Inc.	75,700	5,941
Cigna Corp.	121,925	12,141
Omnicare, Inc.	95,500	6,359
Quest Diagnostics, Inc.	45,153	2,865
WellCare Health Plans, Inc.B	65,600	4,452

		33,911

Total Health Care		61,263

INDUSTRIALS - 12.61%
Aerospace & Defense - 0.50%
Spirit Aerosystems Holdings, Inc., Class AB	78,900	3,104

Building Products - 1.84%
Masco Corp.	161,850	3,572
Owens Corning	248,300	7,961

		11,533

Commercial Services & Supplies - 0.87%
Cintas Corp.	41,991	3,075
Clean Harbors, Inc.B	47,063	2,336

		5,411

Construction & Engineering - 1.08%
AECOM Technology Corp.B C	142,065	4,624
Fluor Corp.	31,945	2,119

		6,743

Diversified Manufacturing - 0.47%
Eaton Corp., PLCA	42,700	2,920

Electrical Equipment - 0.69%
Brady Corp., Class A	73,925	1,762
Regal-Beloit Corp.	35,676	2,532

		4,294

	Shares	Fair Value
		(000’s)
Industrial Conglomerates - 1.41%
KBR, Inc.	460,600	$8,788

Machinery - 5.17%
Dover Corp.	32,683	2,596
Joy Global, Inc.	97,900	5,152
Parker Hannifin Corp.	78,563	9,981
SPX Corp.	61,100	5,792
Terex Corp.	189,950	5,465
Xylem, Inc.	91,451	3,325

		32,311

Marine - 0.58%
Golar LNG Ltd.	64,100	3,597

Total Industrials		78,701

INFORMATION TECHNOLOGY - 11.72%
Communications Equipment - 0.31%
Juniper Networks, Inc.	92,216	1,943

Electronic Equipment & Instruments - 3.39%
Arrow Electronics, Inc.	70,175	3,990
Avnet, Inc.	191,750	8,294
Diebold, Inc.	47,286	1,675
Flextronics International Ltd.B	456,450	4,893
Ingram Micro, Inc., Class AB	85,325	2,290

		21,142

Internet Software & Services - 0.41%
IAC/InterActiveCorp	37,886	2,565

IT Consulting & Services - 1.60%
Fidelity National Information Services, Inc.	58,718	3,429
Total System Services, Inc.	193,600	6,541

		9,970

Semiconductor Equipment & Products - 1.96%
Microchip Technology, Inc.C	168,569	7,267
ON Semiconductor Corp.B	602,025	4,991

		12,258

Software - 4.05%
CA, Inc.	207,100	6,018
Cadence Design Systems, Inc.B	186,827	3,354
Citrix Systems, Inc.B	45,110	2,897
Navient Corp.	344,400	6,812
Solera Holdings, Inc.	46,397	2,410
Synopsys, Inc.B	91,802	3,762

		25,253

Total Information Technology		73,131

MATERIALS - 2.44%
Chemicals - 1.21%
Air Products & Chemicals, Inc.	17,997	2,423
Albemarle Corp.	49,675	2,900
Rockwood Holdings, Inc.	29,600	2,277

		7,600

Construction Materials - 0.33%
CRH PLC, ADRA F	92,600	2,075

Containers & Packaging - 0.44%
Greif, Inc., Class A	17,595	775
Silgan Holdings, Inc.	39,663	1,950

		2,725

See accompanying notes

22

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Metals & Mining - 0.46%
Allegheny Technologies, Inc.	68,213	$2,241
Nucor Corp.	11,374	615

		2,856

Total Materials		15,256

UTILITIES - 4.44%
Electric - 2.42%
CenterPoint Energy, Inc.	76,100	1,868
Edison International	42,720	2,673
Great Plains Energy, Inc.	114,876	3,094
Pinnacle West Capital Corp.	68,000	4,180
Portland General Electric Co.	91,968	3,349

		15,164

Gas - 0.47%
AGL Resources, Inc.	53,903	2,906

Multi-Utilities - 1.55%
SCANA Corp.	47,261	2,594
Xcel Energy, Inc.	211,182	7,068

		9,662

Total Utilities		27,732

Total Common Stock (Cost $548,885)		591,749

SHORT-TERM INVESTMENTS - 4.98% (Cost $31,095)
JPMorgan U.S. Government Money Market Fund, Capital Class	31,094,798	31,095

SECURITIES LENDING COLLATERAL - 2.38%
DWS Government and Agency Securities Portfolio, Institutional Class	3,103,368	3,103
American Beacon U.S. Government Money Market Select Fund, Select ClassG	11,719,397	11,720

Total Securities Lending Collateral (Cost $14,823)		14,823

TOTAL INVESTMENTS - 102.19% (Cost $594,803)		637,667
LIABILITIES, NET OF OTHER ASSETS - (2.19%)		(13,662)

TOTAL NET ASSETS - 100.00%		$624,005

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	Non-income producing security.
C	All or a portion of this security is on loan at October 31, 2014.
D	REIT - Real Estate Investment Trust.
E	LP - Limited Partnership.
F	ADR - American Depositary Receipt.
G	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on October 31, 2014:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 400 Midcap E Index December Futures	Long	207	December, 2014	$29,298,780	$866,914

				$29,298,780	$866,914

See accompanying notes

23

American Beacon Small Cap Value II FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 82.13%
CONSUMER DISCRETIONARY - 10.57%
Auto Components - 1.27%
Dana Holding Corp.	2,164	$44
Fuel Systems Solutions, Inc.A	3,232	30

		74

Distributors - 1.38%
Core-Mark Holding Co., Inc.	1,020	60
Lincoln Educational Services Corp.	7,721	20

		80

Hotels, Restaurants & Leisure - 1.48%
Bloomin’ Brands, Inc.A	1,730	33
Cracker Barrel Old Country Store, Inc.	75	9
Ruby Tuesday, Inc.A	5,770	44

		86

Household Durables - 0.31%
Helen of Troy Ltd.A	295	18

Internet & Catalog Retail - 0.81%
FTD Cos., Inc.A	1,345	47

Media - 0.36%
John Wiley & Sons, Inc., Class A	360	21

Specialty Retail - 3.29%
Citi Trends, Inc.A	1,531	35
Genesco, Inc.A	370	28
Liberty Tax, Inc.A	315	12
Pep Boys, Inc.A	4,704	45
Stage Stores, Inc.	1,949	33
West Marine, Inc.A	2,854	28
Winmark Corp.	120	10

		191

Textiles & Apparel - 1.67%
Perry Ellis International, Inc.	1,880	38
Rocky Brands, Inc.	1,838	24
Steven Madden Ltd.	820	26
Unifirst Corp.	80	9

		97

Total Consumer Discretionary		614

CONSUMER STAPLES - 5.85%

Beverages - 0.55%
National Beverage Corp.	1,275	32

Food & Drug Retailing - 1.60%
Andersons, Inc.	560	36
Casey’s General Stores, Inc.	250	20
CST Brands, Inc.	961	37

		93

Food Products - 2.06%
Calavo Growers, Inc.	495	24
Cal-Maine Foods, Inc.	330	29
Darling Ingredients, Inc.A	1,111	20
Inventure Foods, Inc.A	3,542	47

		120

Household Durables - 0.62%
Orchids Paper Products Co.	1,244	36

	Shares	Fair Value
		(000’s)
Household Products - 1.02%
Prestige Brands Holdings, Inc.A	1,678	$59

Total Consumer Staples		340

ENERGY - 3.43%
Energy Equipment & Services - 2.21%
Dril-Quip, Inc.A	230	21
Patterson-UTI Energy, Inc.	763	18
SEACOR Holdings, Inc.	250	21
Superior Energy Services, Inc.	1,226	30
Unit Corp.A	803	38

		128

Oil & Gas - 1.22%
Advantage Oil & Gas Ltd.A	6,417	27
Oasis Petroleum, Inc.A	355	11
Stone Energy Corp.A	1,341	33

		71

Total Energy		199

FINANCIALS - 23.11%
Banks - 10.08%
1st Source Corp.	515	16
Ameris Bancorp	1,260	31
BancFirst Corp.	210	14
Bancorp, Inc.A	3,445	33
BBCN Bancorp, Inc.	2,660	38
Boston Private Financial Holdings, Inc.	1,265	17
Bridge Capital HoldingsA	310	7
Bryn Mawr Bank Corp.	800	25
ConnectOne Bancorp, Inc.	3,697	67
Eagle Bancorp, Inc.A	1,081	39
Federated National Holding Co.	1,773	58
First Business Financial Services, Inc.	757	36
First NBC Bank Holding Co.A	530	19
German American Bancorp, Inc.	621	19
Hanmi Financial Corp.	795	17
Horizon Bancorp	1,183	30
Lakeland Financial Corp.	450	19
Peoples Bancorp, Inc.	670	17
South State Corp.	228	14
Southside Bancshares, Inc.	1,005	34
United Financial Bancorp, Inc.	1,171	16
Washington Federal, Inc.	898	20

		586

Diversified Financials - 3.10%
Gain Capital Holdings, Inc.	6,304	54
GFI Group, Inc.	4,561	25
Pacific Continental Corp.	1,159	17
Piper Jaffray Cos.A	751	42
Texas Capital Bancshares, Inc.A	303	19
Walker & Dunlop, Inc.A	1,417	23

		180

Insurance - 1.86%
American Equity Investment Life Holding Co.	1,120	29
Enstar Group Ltd.A	80	12
Primerica, Inc.	655	34
ProAssurance Corp.	720	33

		108

Real Estate - 8.07%
Alexander & Baldwin, Inc.	589	24

See accompanying notes

24

American Beacon Small Cap Value II FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
BioMed Realty Trust, Inc.B	1,772	$38
Chatham Lodging TrustB	1,580	40
Colony Financial, Inc.B	1,499	33
DiamondRock Hospitality Co.B	2,927	42
Forestar Group, Inc.A	1,419	25
Franklin Street Properties Corp.B	3,313	40
LaSalle Hotel PropertiesB	834	33
LTC Properties, Inc.B	1,040	44
Pebblebrook Hotel TrustB	988	42
PS Business Parks, Inc.B	369	31
Ryman Hospitality Properties, Inc.B	570	28
Sovran Self Storage Inc.B	220	19
Summit Hotel Properties, Inc.B	2,620	30

		469

Total Financials		1,343

HEALTH CARE - 3.24%
Biotechnology - 0.62%
RTI Biologics, Inc.A	6,977	36

Health Care Equipment & Supplies - 2.00%
Exactech, Inc.A	1,835	39
Haemonetics Corp.A	515	19
Hillenbrand, Inc.	1,085	36
Thoratec Corp.A	800	22

		116

Health Care Providers & Services - 0.62%
Ensign Group, Inc.	360	14
U.S. Physical Therapy, Inc.	520	22

		36

Total Health Care		188

INDUSTRIALS - 16.00%
Aerospace & Defense - 1.51%
Cubic Corp.	535	26
Ducommun, Inc.A	1,298	34
World Fuel Services Corp.	685	28

		88

Airlines - 0.65%
Skywest, Inc.	3,318	38

Building Products - 0.96%
Crane Co.	643	40
Universal Forest Products, Inc.	326	16

		56

Commercial Services & Supplies - 2.44%
Clean Harbors, Inc.A	490	24
Convergys Corp.	845	17
Iconix Brand Group, Inc.A	1,237	50
Multi-Color Corp.	495	24
United Stationers Supply Co.	630	27

		142

Construction & Engineering - 2.76%
AECOM Technology Corp.A	240	8
EMCOR Group, Inc.	1,394	62
Granite Construction, Inc.	1,012	37
MasTec, Inc.A	1,534	44
Sterling Construction Co., Inc.A	995	9

		160

Diversified Manufacturing - 0.91%
Barnes Group, Inc.	1,445	53

	Shares	Fair Value
		(000’s)
Electrical Equipment - 1.45%
AZZ, Inc.	830	$39
GrafTech International Ltd.A	3,912	17
Powell Industries, Inc.	417	19
Woodward, Inc.	175	9

		84

Industrial Conglomerates - 0.29%
Teleflex, Inc.	151	17

Machinery - 2.73%
Applied Industrial Technologies, Inc.	150	7
Astec Industries, Inc.	608	23
Badger Meter, Inc.	295	17
Blount International, Inc.A	1,175	18
EnPro Industries, Inc.A	888	58
John Bean Technologies Corp.	615	18
Kadant, Inc.	215	9
L.B. Foster Co., Class A	150	8

		158

Marine - 0.46%
Ardmore Shipping Corp.	2,705	27

Road & Rail - 1.84%
Baltic Trading Ltd.	1,352	5
Saia, Inc.A	1,195	59
TravelCenters of America LLCA C	4,453	43

		107

Total Industrials		930

INFORMATION TECHNOLOGY - 11.84%
Communications Equipment - 1.82%
Anixter International, Inc.	215	18
ARRIS Group, Inc.A	471	14
NICE Systems Ltd., Sponsored ADRD	756	31
Oplink Communications, Inc.A	1,232	26
Polycom, Inc.A	1,271	17

		106

Computers & Peripherals - 1.10%
Mercury Systems, Inc.A	1,467	21
Synaptics, Inc.A	634	43

		64

Electronic Equipment & Instruments - 3.18%
Analogic Corp.	575	42
Electro Scientific Industries, Inc.	3,759	27
Littelfuse, Inc.	330	32
MTS Systems Corp.	450	30
Tech Data Corp.A	560	33
Vishay Intertechnology, Inc.	1,574	21

		185

IT Consulting & Services - 0.15%
Exponent, Inc.	115	9

Semiconductor Equipment & Products - 5.28%
Entegris, Inc.A	2,942	40
FormFactor, Inc.A	5,746	46
Kulicke & Soffa Industries, Inc.A	3,523	51
Photronics, Inc.A	9,650	86
Silicon Motion Technology Corp., ADRD	2,177	51
Xcerra Corp.A	3,721	32

		306

See accompanying notes

25

American Beacon Small Cap Value II FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Software - 0.31%
VASCO Data Security International, Inc.A	695	$18

Total Information Technology		688

MATERIALS - 4.72%
Chemicals - 2.21%
Balchem Corp.	155	10
Cabot Corp.	458	21
Hawkins, Inc.	490	19
Innophos Holdings, Inc.	795	46
Olin Corp.	185	4
OM Group, Inc.	1,073	28

		128

Metals & Mining - 1.24%
Royal Gold, Inc.	520	29
RTI International Metals, Inc.A	961	23
Schnitzer Steel Industries, Inc., Class A	835	20

		72

Paper & Forest Products - 1.27%
Domtar Corp.	855	35
Resolute Forest Products, Inc.A	2,093	39

		74

Total Materials		274

UTILITIES - 3.37%
Electric - 1.58%
Empire District Electric Co.	1,055	30
NorthWestern Corp.	670	35
Portland General Electric Co.	744	27

		92

Gas - 1.43%
Laclede Group, Inc.	475	24
New Jersey Resources Corp.	800	47
WGL Holdings, Inc.	259	12

		83

Multi-Utilities - 0.36%
Avista Corp.	580	21

Total Utilities		196

Total Common Stock (Cost $4,333)		4,772

SHORT-TERM INVESTMENTS - 17.04% (Cost $990)
JPMorgan U.S. Government Money Market Fund, Capital Class	990,270	990

TOTAL INVESTMENTS - 99.17% (Cost $5,323)		5,762
OTHER ASSETS, NET OF LIABILITIES - 0.83%		48

TOTAL NET ASSETS - 100.00%		$5,810

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.
C	LLC - Limited Liability Company.
D	ADR - American Depositary Receipt.

See accompanying notes

26

American Beacon Small Cap Value II FundSM

Schedule of Investments

October 31, 2014

Futures Contracts Open on October 31, 2014:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index December Futures	Long	8	December, 2014	$936,800	$9,420

				$936,800	$9,420

See accompanying notes

27

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2014 (in thousands, except share and per share amounts)

	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Assets:
Investments in unaffiliated securities, at fair value A C	$1,020,662	$625,947		$5,762
Investments in affiliated securities, at fair value B	—	11,720		—
Cash	1,902	—		—
Deposit with brokers for futures contracts	3,054	1,414		41
Dividends and interest receivable	2,912	312		3
Receivable for investments sold	—	3,119		14
Receivable for fund shares sold	1,799	541		1
Receivable for tax reclaims	4	—		—
Receivable for expense reimbursement (Note 2)	—	—		8
Receivable for variation margin on open futures contracts	757	339		14
Prepaid expenses	51	33		12

Total assets	1,031,141	643,425		5,855

Liabilities:
Payable for investments purchased	—	2,799		12
Payable for fund shares redeemed	420	1,235		1
Payable under excess expense reimbursement plan	5	60		—
Payable upon return of securities loaned	—	14,823		—
Management and investment advisory fees payable	200	262		3
Administrative service and service fees payable	187	186		3
Transfer agent fees payable	12	5		1
Custody and fund accounting fees payable	14	7		1
Professional fees payable	37	27		24
Trustee fees payable	12	—		—
Payable for prospectus and shareholder reports	51	14		—
Other liabilities	2	2		—

Total liabilities	940	19,420		45

Net Assets	$1,030,201	$624,005		$5,810

Analysis of Net Assets:
Paid-in-capital	839,245	560,495		4,346
Undistributed (or overdistribution of) net investment income	(455)	2,593		2
Accumulated net realized gain	33,229	17,186		1,014
Unrealized appreciation of investments	156,411	42,864		439
Unrealized appreciation of futures contracts	1,771	867		9

Net assets	$1,030,201	$624,005		$5,810

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	4,432,782	13,121,739		N/A

Y Class	2,145,230	2,118,991		225,892

Investor Class	10,830,447	16,547,819		176,521

Advisor Class	916,956	494,263		N/A

A Class	1,673,386	1,270,906		N/A

C Class	2,071,079	362,432		N/A

AMR Class	43,123,312	8,264,984		N/A

Net assets (not in thousands):
Institutional Class	$74,422,347	$193,634,639	$	N/A

Y Class	$36,113,608	$31,074,584		$3,274,221

Investor Class	$165,808,020	$246,404,670		$2,535,684

Advisor Class	$14,705,747	$7,149,083	$	N/A

A Class	$25,578,944	$18,345,497	$	N/A

C Class	$32,045,404	$5,104,394	$	N/A

AMR Class	$681,526,746	$122,291,790	$	N/A

See accompanying notes

28

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2014 (in thousands, except share and per share amounts)

	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Net asset value, offering and redemption price per share:
Institutional Class	$16.79	$14.76	N/A

Y Class	$16.83	$14.66	$14.49

Investor Class	$15.31	$14.89	$14.36

Advisor Class	$16.04	$14.46	N/A

A Class	$15.29	$14.43	N/A

A Class (offering price)	$16.22	$15.31	N/A

C Class	$15.47	$14.08	N/A

AMR Class	$15.80	$14.80	N/A

A Cost of investments in unaffiliated securities	$864,251	$583,083	$5,323
B Cost of investments in affiliated securities	$—	$11,720	$—
C Fair value of securities on loan	$—	$14,469	$—

See accompanying notes

29

American Beacon Funds

Statements of Operations

For the year ended October 31, 2014 (in thousands)

	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$16,337	$6,679	$93
Dividend income from affiliated securities	8	—	—
Interest income	9,540	—	—
Income derived from securities lending, net	—	24	—

Total investment income	25,885	6,703	93

Expenses:
Management and investment advisory fees (Note 2)	2,033	1,923	47
Administrative service fees (Note 2):
Institutional Class	210	365	—
Y Class	66	44	15
Investor Class	393	281	7
Advisor Class	33	10	—
A Class	54	37	—
C Class	78	11	—
AMR Class	332	62	—
Transfer agent fees:
Institutional Class	14	16	—
Y Class	1	1	—
Investor Class	13	6	2
Advisor Class	1	1	—
A Class	2	2	—
C Class	4	2	—
AMR Class	22	5	—
Custody and fund accounting fees	116	48	10
Professional fees	62	39	29
Registration fees and expenses	78	72	28
Service fees (Note 2):
Y Class	22	14	5
Investor Class	448	234	6
Advisor Class	27	8	—
A Class	23	16	—
C Class	33	5	—
Distribution fees (Note 2):
Advisor Class	27	8	—
A Class	39	27	—
C Class	219	31	—
Prospectus and shareholder report expenses	72	37	2
Trustee fees	49	18	—
Other expenses	63	27	7

Total expenses	4,534	3,350	158

Net fees waived and expenses reimbursed/recouped by Manager (Note 2)	5	60	(69)

Net expenses	4,539	3,410	89

Net investment income	21,346	3,293	4

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	52,631	17,601	1,017
Commission recapture (Note 3)	13	66	—
Futures contracts	6,578	502	6
Change in net unrealized appreciation or (depreciation) of:
Investments	16,523	6,703	(419)
Futures contracts	476	601	2

Net gain from investments	76,221	25,473	606

Net increase in net assets resulting from operations	$97,567	$28,766	$610

A Foreign taxes	148	(1)	—

See accompanying notes

30

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Balanced Fund		Mid-Cap Value Fund		Small Cap Value II Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$21,346	$17,433	$3,293	$1,821	$4	$8
Net realized gain from investments, commission recapture, and futures contracts	59,222	58,170	18,169	13,990	1,023	425
Change in net unrealized appreciation or (depreciation) from investments and futures contracts	16,999	60,147	7,304	33,202	(417)	710

Net increase in net assets resulting from operations	97,567	135,750	28,766	49,013	610	1,143

Distributions to Shareholders:
Net investment income:
Institutional Class	(1,818)	(1,020)	(587)	(657)	—	—
Y Class	(648)	(72)	(23)	(13)	—	(7)
Investor Class	(3,347)	(1,894)	(182)	(35)	—	(7)
Advisor Class	(259)	(93)	(3)	(8)	—	—
A Class	(447)	(84)	(26)	(4)	—	—
C Class	(383)	(77)	(5)	(5)	—	—
AMR Class	(20,425)	(14,207)	(1,182)	(1,435)	—	—
Net realized gain from investments:
Institutional Class	(3,141)	(909)	(4,653)	(1,547)	—	—
Y Class	(717)	(61)	(177)	(29)	(305)	(24)
Investor Class	(6,218)	(2,087)	(1,505)	(182)	(128)	(24)
Advisor Class	(315)	(56)	(49)	(19)	—	—
A Class	(397)	(85)	(211)	(11)	—	—
C Class	(784)	(94)	(85)	(11)	—	—
AMR Class	(34,009)	(12,494)	(7,608)	(3,149)	—	—

Net distributions to shareholders	(72,908)	(33,233)	(16,296)	(7,105)	(433)	(62)

Capital Share Transactions:
Proceeds from sales of shares	228,070	276,353	492,087	121,861	5,023	161
Reinvestment of dividends and distributions	72,234	33,033	16,084	7,070	433	63
Cost of shares redeemed	(137,068)	(422,318)	(118,637)	(65,103)	(4,455)	(6)
Redemption fees	—	—	65	64	—	—

Net increase (decrease) in net assets from capital share transactions	163,236	(112,932)	389,599	63,892	1,001	218

Net increase (decrease) in net assets	187,895	(10,415)	402,069	105,800	1,178	1,299

Net Assets:
Beginning of period	842,306	852,721	221,936	116,136	4,632	3,333

End of Period *	$1,030,201	$842,306	$624,005	$221,936	$5,810	$4,632

* Includes undistributed (or overdistributed) net investment income (loss) of	$(455)	$121	$2,593	$1,330	$2	$6

See accompanying notes

31

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of thirty-one Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Mid-Cap Value Fund, and the American Beacon Small Cap Value II Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets. The Funds pay the unaffiliated investment advisors hired to direct investment activities of the Funds. Management fees paid by the Funds during the year ended October 31, 2014 were as follows (dollars in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Balanced	0.22%	$2,033	$1,566	$467
Mid-Cap Value	0.52%	1,923	1,735	188
Small Cap Value II	0.62%	47	43	4

32

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Mid-Cap Value Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in Income derived from securities lending and management and investment advisory fees on the Statements of Operations. During the year ended October 31, 2014, securities lending fees paid to the Manager were $2,903.

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, and Advisor Classes and 0.05% of the average daily net assets of the AMR Class of each of the Funds. Prior to July 1, 2014, the Manager received an annualized fee of 0.40% of the average daily net assets of the A and C Classes of each Fund. Beginning July 1, 2014 the Manager received 0.30% of the average daily net assets of the A and C Classes of each Fund.

Distribution Plans

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor Class and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) or the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administration fees totaling 0.10% of the average daily net assets of the Select Fund. During the year ended October 31, 2014, the Manager earned $3,812 from the Balanced and $7,908 from the Mid-Cap Value Fund’s investment in the Select Funds.

33

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended October 31, 2014, the Small Cap Value II Fund borrowed on average $63,050 for two days at 0.70% with interest charges of $2 and the Balanced Fund loaned on average $2,213,105 for 3 days at an average rate of 0.70% with interest charges of $127. During the year ended October 31, 2014, the Mid-Cap Value Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. For the period ended October 31, 2014, the Manager waived or reimbursed expenses as follows:

		Expense Cap
Fund	Class	11/1/13 to 6/30/14	7/1/14 to 10/31/14	Reimbursed or (Recovered) Expenses	Expiration
Balanced	Y	0.69%	0.69%	$(1,786)	2017
Balanced	A	N/A	N/A	(2,247)	2017
Balanced	C	1.85%	1.75%	(1,385)	2017
Mid-Cap Value	Institutional	0.98%	0.98%	(45,566)	2017
Mid-Cap Value	Y	1.08%	1.08%	(663)	2017
Mid-Cap Value	Investor	1.23%	1.23%	(11,332)	2017
Mid-Cap Value	Advisor	1.49%	1.49%	(1,833)	2017
Mid-Cap Value	A	1.49%	1.39%	(330)	2017
Mid-Cap Value	C	2.24%	2.14%	(243)	2017
Small Cap Value II	Y	1.09%	1.09%	46,513	2017
Small Cap Value II	Investor	1.37%	1.37%	22,393	2017

Of these amounts, $8,151 was receivable from the Manager at October 31, 2014 for the Small Cap Value II Fund and $5,418 and $59,966 was payable to the Manager for the Balanced and Mid-Cap Value Funds, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The Funds did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Carryover Expenses	Expiration of Reimbursed Expenses
Balanced	$4,186	$—	$—	2014
Balanced	1,232	—	—	2015
Mid-Cap Value	17,778	—	39,197	2014
Mid-Cap Value	36,006	—	—	2015
Mid-Cap Value	6,183	—	—	2016
Small Cap Value II	—	118,169	—	2015
Small Cap Value II	—	69,350	—	2016

The Manager fully recovered excess carryover expenses from the Y, A and C Classes of the Balanced Fund, expiring in 2014 and 2015, and from all Classes of the Mid-Cap Value Fund, expiring in 2014, 2015, and 2016.

34

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2014, Foreside collected $46,830 and $6,903 for the Balanced and Mid-Cap Value Funds, respectively from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2014, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2014, $6,341 and $504 in CDSC fees were collected for the Balanced and Mid-Cap Value Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 –	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended October 31, 2014, there were no transfers between levels. As of October 31, 2014, the investments were classified as described below (in thousands):

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Balanced Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$587,752	$—	$—	$587,752
Preferred Stock	4,733	—	—	4,733
Corporate Obligations	—	114,708	—	114,708
Foreign Government Obligations	—	923	—	923
Commercial Mortgage-Backed Obligations	—	19,985	—	19,985
Collateralized Mortgage Obligations	—	415	—	415
Asset-Backed Obligations	—	11,412	—	11,412
U.S. Agency Mortgage-Backed Obligations	—	53,210	—	53,210
U.S. Treasury Obligations	—	140,437	—	140,437
U.S. Agency Obligations	—	15,273	—	15,273
Municipal Obligations	—	3,305	—	3,305
Short-Term Investments - Money Market Funds	68,509	—	—	68,509

Total Investments in Securities	$660,994	$359,668	$—	$1,020,662

Financial Derivative Instruments-Assets
Futures Contracts	$1,772	$—	$—	$1,772

Mid-Cap Value Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$591,749	$—	$—	$591,749
Short-Term Investments - Money Market Funds	31,095	—	—	31,095
Securities Lending Collateral Invested in Money Market Funds	14,823			14,823

Total Investments in Securities	$637,667	$—	$—	$637,667

Financial Derivative Instruments-Assets
Futures Contracts	$867	$—	$—	$867

Small Cap Value II Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$4,772	$—	$—	$4,772
Short-Term Investments - Money Market Funds	990	—	—	990

Total Investments in Securities	$5,762	$—	$—	$5,762

Financial Derivative Instruments-Assets
Futures Contracts	$9	$—	$—	$9

*	Refer to the Schedule of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Balanced Fund normally will be declared and paid quarterly. Dividends from net investment income of the Mid-Cap Value and Small Cap Value II Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

37

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gains in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of each Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended October 31, 2014 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Mortgage-Related and Other Asset-Backed Securities

The Balanced Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

39

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the

40

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended October 31, 2014, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Average Futures Contracts Outstanding
Fund	Year ended October 31, 2014
Balanced	518
Mid-Cap Value	141
Small Cap Value II	4

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1)(2):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of October 31, 2014:

		Balanced	Mid-Cap Value	Small Cap Value II
Statements of Assets and Liabilities	Derivative
Receivable for variation margin from open futures contracts (2)	Equity Contracts	$757	$339	$14

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended October 31, 2014:

		Balanced	Mid-Cap Value	Small Cap Value II
Statements of Operations	Derivative
Net realized gain (loss) from futures contracts	Equity Contracts	$6,578	$502	$6
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	476	601	2

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

43

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of October 31, 2014 (in thousands).

Balanced

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts (1)	$757	$—	$757

44

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2014:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(1)	$757	$—	$—	$757

Mid-Cap Value

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts (1)	$339	$—	$339
Securities on Loan	14,469	—	14,469

	$14,808		$14,808

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2014:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(2)	Net Amount
Goldman Sachs & Co. (1)	$339	$—	$—	$339
Barclays Capital, Inc.	2,322	—	(2,322)	—
BNP Paraibas Prime Brokerage	3,653		(3,653)	—
Credit Suisse Securities LLC	5,851		(5,851)	—
Scotia Capital USA Inc.	2,548		(2,548)	—
UBS Securities, LLC	95		(95)	—

	$14,808		$(14,469)	$339

Small Cap Value II

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts (1)	$14	$—	$14

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2014

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co. (1)	$14	$—	$—	$14

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $14,823 has been received in connection with securities lending transactions.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

45

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	Balanced		Mid-Cap Value		Small Cap Value II
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Distributions paid from:
Ordinary income*
Institutional Class	$2,590	$1,020	$2,004	$657	$—	$—
Y Class	824	72	77	13	103	28
Investor Class	4,877	1,894	640	35	43	28
Advisor Class	337	93	17	8	—	—
A Class	545	84	90	4	—	—
C Class	576	77	31	5	—	—
AMR Class	28,795	14,207	3,498	1,435	—	—
Long-Term Capital Gains
Institutional Class	2,368	909	3,237	1,547	—	—
Y Class	541	61	123	29	202	3
Investor Class	4,688	2,087	1,047	182	85	3
Advisor Class	238	56	34	19	—	—
A Class	299	85	147	11	—	—
C Class	591	94	59	11	—	—
AMR Class	25,639	12,494	5,292	3,149	—	—

Total distributions paid	$72,908	$33,233	$16,296	$7,105	$433	$62

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2014, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	Balanced	Mid-Cap Value	Small Cap Value II
Cost basis of investments for federal income tax purposes	$880,617	$595,790	$5,341
Unrealized appreciation	155,931	57,824	580
Unrealized depreciation	(15,887)	(15,947)	(159)

Net unrealized appreciation or (depreciation)	140,044	41,877	421
Undistributed ordinary income	5,142	5,764	113
Accumulated long-term gain or (loss)	43,996	15,002	921
Other temporary differences	1,774	867	9

Distributable earnings or (deficits)	$190,956	$63,510	$1,464

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the

46

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments, reclassifications of income from real estate investment securities and publicly traded partnerships, and book amortization of premiums.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, Section 732 basis adjustments, reclassifications of income from real estate investment securities and publicly traded partnerships, and dividends that have been reclassified as of October 31, 2014 (in thousands):

	Balanced	Mid-Cap Value	Small Cap Value II
Paid-in-capital	$—	$(7)	$—
Undistributed net investment income	5,405	(22)	(8)
Accumulated net realized gain (loss)	(5,405)	28	8
Unrealized appreciation or (depreciation) of investments and futures contracts	—	1	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended October 31, 2014, the Funds did not have capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments, other than short-term obligations, for the year ended October 31, 2014 were as follows (in thousands):

	Balanced	Mid-Cap Value	Small Cap Value II
Purchases (excluding U.S. government securities)	$362,748	$448,231	$7,409
Sales and maturities (excluding U.S. government securities)	294,281	86,503	7,650
Purchases of U.S. government securities	83,004	—	—
Sales and maturities of U.S. government securities	72,611	—	—

A summary of the Funds’ direct transactions in Select Funds for the year ended October 31, 2014 is set forth below (in thousands):

	Affiliate	October 31, 2013 Shares/Fair Value	Purchases	Sales	October 31, 2014 Shares/Fair Value	Dividend
Mid-Cap Value	USG Select Fund	$—	$76,586	$64,866	$11,720	$—

9. Securities Lending

The Mid-Cap Value Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

47

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, as designated by the Manager.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2014, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$ 14,469	$ —	$ 14,823

Cash collateral is listed on the Mid-Cap Value Fund’s Schedule of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments, grossed up by the securities lending fees paid to the Manager, is included in Income derived from securities lending on the Statements of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statements of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

48

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

For the Year Ended October 31, 2014

	Institutional Class		Y Class		Investor Class		Advisor Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,324	$21,700	1,870	$30,865	6,066	$91,828	708	$10,930
Reinvestment of dividends	305	4,907	80	1,290	630	9,233	37	574
Shares redeemed	(931)	(15,382)	(248)	(4,136)	(3,165)	(47,590)	(234)	(3,696)

Net increase in shares outstanding	698	$11,225	1,702	$28,019	3,531	$53,471	511	$7,808

	A Class		C Class		AMR Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,403	$20,947	1,419	$21,522	1,946	$30,278
Reinvestment of dividends	51	749	71	1,047	3,595	54,434
Shares redeemed	(200)	(3,016)	(184)	(2,787)	(3,905)	(60,461)

Net increase in shares outstanding	1,254	$18,680	1,306	$19,782	1,636	$24,251

	Institutional Class		Y Class		Investor Class		Advisor Class
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	9,719	$141,013	2,278	$32,808	17,353	$254,014	533	$7,626
Redemption Fees	—	22	—	2	—	14	—	—
Reinvestment of dividends	371	5,095	13	178	121	1,684	4	52
Shares redeemed	(2,008)	(28,892)	(369)	(5,306)	(2,161)	(31,317)	(94)	(1,309)

Net increase in shares outstanding	8,082	$117,238	1,922	$27,682	15,313	$224,395	443	$6,369

	A Class		C Class		AMR Class
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,224	$17,349	296	$4,083	2,431	$35,194
Redemption Fees	—	2	—	—	—	25
Reinvestment of dividends	16	214	5	71	640	8,790
Shares redeemed	(87)	(1,245)	(4)	(60)	(3,570)	(50,508)

Net increase (decrease) in shares outstanding	1,153	$16,320	297	$4,094	(499)	$(6,499)

	Y Class		Investor Class
Small Cap Value II Fund	Shares	Amount	Shares	Amount
Shares sold	344	$4,899	9	$124
Reinvestment of dividends	22	305	9	128
Shares redeemed	(301)	(4,307)	(10)	(148)

Net increase in shares outstanding	65	$897	8	$104

For the Year Ended October 31, 2013

	Institutional Class		Y Class		Investor Class		Advisor Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,578	$24,033	379	$5,977	5,452	$76,643	340	$4,925
Reinvestment of dividends	128	1,905	8	118	284	3,855	11	149
Shares redeemed	(840)	(12,662)	(117)	(1,822)	(5,220)	(73,411)	(127)	(1,870)

Net increase in shares outstanding	866	$13,276	270	$4,273	516	$7,087	224	$3,204

	A Class		C Class		AMR Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	251	$3,543	526	$7,634	10,401	$153,598
Reinvestment of dividends	11	147	11	158	1,897	26,701
Shares redeemed	(80)	(1,133)	(41)	(596)	(23,319)	(330,824)

Net increase (decrease) in shares outstanding	182	$2,557	496	$7,196	(11,021)	$(150,525)

49

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

	Institutional Class		Y Class		Investor Class		Advisor Class
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,446	$31,998	182	$2,464	1,154	$15,280	27	$331
Redemption Fees	—	20	—	—	—	3	—	—
Reinvestment of dividends	204	2,201	2	25	19	211	2	27
Shares redeemed	(733)	(9,125)	(34)	(420)	(317)	(4,009)	(20)	(258)

Net increase in shares outstanding	1,917	$25,094	150	$2,069	856	$11,485	9	$100

	A Class		C Class		AMR Class
Mid-Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	115	$1,525	41	$529	5,497	$69,734
Redemption Fees	—	—	—	—	—	41
Reinvestment of dividends	1	10	1	12	425	4,584
Shares redeemed	(22)	(296)	–	(1)	(4,118)	(50,994)

Net increase in shares outstanding	94	$1,239	42	$540	1,804	$23,365

	Y Class		Investor Class
Small Cap Value II Fund	Shares	Amount	Shares	Amount
Shares sold	—	$—	13	$161
Reinvestment of dividends	3	32	3	31
Shares redeemed	—	—	(1)	(6)

Net increase in shares outstanding	3	$32	15	$186

50

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51

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.31	$14.27	$12.89	$12.62	$11.83

Income from investment operations:
Net investment income (loss)	0.38	0.30	0.32	0.32	0.35
Net gains from investments (both realized and unrealized)	1.35	2.35	1.38	0.29	1.10

Total income from investment operations	1.73	2.65	1.70	0.61	1.45

Less distributions:
Dividends from net investment income	(0.42)	(0.30)	(0.32)	(0.34)	(0.66)
Distributions from net realized gains	(0.83)	(0.31)	—	—	—

Total distributions	(1.25)	(0.61)	(0.32)	(0.34)	(0.66)

Net asset value, end of period	$16.79	$16.31	$14.27	$12.89	$12.62

Total return A	11.15%	19.04%	13.23%	4.87%	12.47%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$74,422	$60,916	$40,938	$30,962	$33,405

Ratios to average net assets:
Expenses, before reimbursements	0.58%	0.60%	0.59%	0.58%	0.58%
Expenses, net of reimbursements	0.58%	0.60%	0.59%	0.58%	0.58%
Net investment income, before reimbursements or recoupments	2.24%	1.86%	2.27%	2.49%	2.67%
Net investment income, net of reimbursements or recoupments	2.24%	1.86%	2.27%	2.49%	2.67%
Portfolio turnover rate	34%	56%	58%	47%	40%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

52

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class						Investor Class					Advisor Class
Year Ended October 31,				March 1 to Oct. 31,		Year Ended October 31,					Year Ended October 31,
2014	2013	2012	2011	2010		2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
$16.37	$14.32	$12.93	$12.78	$12.20		$14.98	$13.16	$11.93	$11.66	$10.96	$15.65	$13.73	$12.36	$12.11	$11.35

0.40	0.39	0.17	0.36	0.16		0.42	0.26	0.23	0.25	0.25	0.18	(0.12)	0.42	0.41	0.32
1.31	2.26	1.51	0.24	0.57		1.11	2.13	1.30	0.28	1.04	1.39	2.60	1.14	0.11	1.01

1.71	2.65	1.68	0.60	0.73		1.53	2.39	1.53	0.53	1.29	1.57	2.48	1.56	0.52	1.33

(0.42)	(0.29)	(0.29)	(0.45)	(0.15)		(0.37)	(0.26)	(0.30)	(0.26)	(0.59)	(0.35)	(0.25)	(0.19)	(0.27)	(0.57)
(0.83)	(0.31)	—	—	—		(0.83)	(0.31)	—	—	—	(0.83)	(0.31)	—	—	—

(1.25)	(0.60)	(0.29)	(0.45)	(0.15)		(1.20)	(0.57)	(0.30)	(0.26)	(0.59)	(1.18)	(0.56)	(0.19)	(0.27)	(0.57)

$16.83	$16.37	$14.32	$12.93	$12.78		$15.31	$14.98	$13.16	$11.93	$11.66	$16.04	$15.65	$13.73	$12.36	$12.11

10.98%	18.97%	13.04%	4.73%	5.99	%B	10.75%	18.65%	12.86%	4.52%	12.06%	10.58%	18.52%	12.62%	4.33%	11.96%

$36,114	$7,263	$2,482	$401	$46		$165,808	$109,337	$89,272	$83,657	$84,500	$14,706	$6,353	$2,507	$3,536	$6,127

0.67%	0.68%	0.69%	1.48%	0.68	%C	0.92%	0.92%	0.92%	0.92%	0.93%	1.07%	1.07%	1.09%	1.09%	1.09%
0.68%	0.70%	0.69%	0.70%	0.68	%C	0.92%	0.92%	0.92%	0.92%	0.93%	1.07%	1.07%	1.09%	1.09%	1.09%
2.01%	1.71%	2.08%	1.55%	2.54	%C	1.84%	1.62%	1.95%	2.16%	2.34%	1.75%	1.32%	1.82%	2.01%	2.18%
2.01%	1.69%	2.08%	2.34%	2.54	%C	1.84%	1.62%	1.95%	2.16%	2.34%	1.75%	1.32%	1.82%	2.01%	2.18%
34%	56%	58%	47%	40	%D	34%	56%	58%	47%	40%	34%	56%	58%	47%	40%

53

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,				May 17 to Oct. 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.97	$13.16	$12.06	$11.94	$11.50

Income from investment operations:
Net investment income	0.33	0.22	0.33	0.38	0.02
Net gains from investments (both realized and unrealized)	1.18	2.14	1.17	0.14	0.43

Total income from investment operations	1.51	2.36	1.50	0.52	0.45

Less distributions:
Dividends from net investment income	(0.36)	(0.24)	(0.40)	(0.40)	(0.01)
Distributions from net realized gains	(0.83)	(0.31)	—	—	—

Total distributions	(1.19)	(0.55)	(0.40)	(0.40)	(0.01)

Net asset value, end of period	$15.29	$14.97	$13.16	$12.06	$11.94

Total return A	10.67%	18.45%	12.65%	4.37%	3.90	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$25,579	$6,284	$3,127	$588	$47
Ratios to average net assets:
Expenses, before reimbursements	1.02%	1.10%	1.13%	1.59%	1.08	%C
Expenses, net of reimbursements	1.04%	1.10%	1.09%	1.10%	1.08	%C
Net investment income, before reimbursements or recoupments	1.68%	1.31%	1.62%	1.47%	1.51	%C
Net investment income, net of reimbursements or recoupments	1.67%	1.30%	1.66%	1.95%	1.51	%C
Portfolio turnover rate	34%	56%	58%	47%	40	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

54

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

C Class						AMR Class
Year Ended October 31,				Sept. 1 to Oct. 31,		Year Ended October 31,
2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
$15.13	$13.33	$12.13	$11.92	$11.32		$15.44	$13.54	$12.27	$12.02	$11.31

0.21	0.17	0.15	0.20	0.01		0.39	0.27	0.31	0.34	0.35
1.20	2.11	1.29	0.22	0.59		1.28	2.27	1.34	0.27	1.07

1.41	2.28	1.44	0.42	0.60		1.67	2.54	1.65	0.61	1.42

(0.24)	(0.17)	(0.24)	(0.21)	—		(0.48)	(0.33)	(0.38)	(0.36)	(0.71)
(0.83)	(0.31)	—	—	—		(0.83)	(0.31)	—	—	—

(1.07)	(0.48)	(0.24)	(0.21)	—		(1.31)	(0.64)	(0.38)	(0.36)	(0.71)

$15.47	$15.13	$13.33	$12.13	$11.92		$15.80	$15.44	$13.54	$12.27	$12.02

9.80%	17.50%	11.86%	3.56%	5.33	%B	11.40%	19.32%	13.55%	5.09%	12.84%

$32,045	$11,574	$3,579	$922	$1		$681,527	$640,579	$710,816	$734,927	$748,422

1.78%	1.84%	1.85%	2.34%	2.14	%C	0.32%	0.33%	0.32%	0.33%	0.33%
1.79%	1.85%	1.83%	1.82%	1.86	%C	0.32%	0.33%	0.32%	0.33%	0.33%
0.94%	0.51%	0.88%	0.66%	0.20	%C	2.45%	2.29%	2.57%	2.75%	2.92%
0.93%	0.50%	0.90%	1.18%	0.48	%C	2.45%	2.29%	2.57%	2.75%	2.92%
34%	56%	58%	47%	40	%D	34%	56%	58%	47%	40%

55

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class

	Year Ended October 31,
	2014	2013	2012	2011A	2010
Net asset value, beginning of period	$14.33	$10.95	$9.73	$9.27	$7.57

Income from investment operations:
Net investment income (loss)	0.12	0.13	0.14	0.09	0.08
Net gains from investments (both realized and unrealized)	1.27	3.93	1.21	0.48	1.67

Total income from investment operations	1.39	4.06	1.35	0.57	1.75

Less distributions:
Dividends from net investment income	(0.11)	(0.20)	(0.13)	(0.11)	(0.05)
Distributions from net realized gains	(0.85)	(0.48)	—	—	—

Total distributions	(0.96)	(0.68)	(0.13)	(0.11)	(0.05)

Redemption fees added to beneficial interestsB	—	—	—	—	—

Net asset value, end of period	$14.76	$14.33	$10.95	$9.73	$9.27

Total return C	10.20%	39.18%	14.07%	6.08%	23.19%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$193,635	$72,207	$34,208	$33,441	$2,778

Ratios to average net assets:
Expenses, before reimbursements	0.89%	0.99%	1.06%	1.10%	1.06%
Expenses, net of reimbursements	0.93%	0.98%	0.98%	0.97%	0.98%
Net investment income (loss), before reimbursements or recoupments	0.92%	1.05%	1.17%	0.91%	0.90%
Net investment income, net of reimbursements or recoupments	0.88%	1.06%	1.25%	1.04%	0.99%
Portfolio turnover rate	24%	48%	87%	107%	40%

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on average shares outstanding.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

56

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class						Investor Class						Advisor Class
Year Ended October 31,				March 1 to Oct. 31,		Year Ended October 31,						Year Ended October 31,
2014	2013	2012	2011A	2010		2014	2013	2012	2011A		2010	2014	2013	2012	2011A	2010
$14.25	$10.92	$9.72	$9.27	$8.48		$14.47	$10.98	$9.71	$9.20		$7.54	$14.07	$10.81	$9.56	$9.12	$7.49

0.18	0.17	0.13	0.08	0.06		0.16	0.23	0.34	(0.03	)D	0.06	0.11	0.11	0.05	0.07	0.07
1.19	3.86	1.21	0.48	0.73		1.21	3.83	1.00	0.63		1.65	1.17	3.83	1.23	0.45	1.61

1.37	4.03	1.34	0.56	0.79		1.37	4.06	1.34	0.60		1.71	1.28	3.94	1.28	0.52	1.68

(0.11)	(0.22)	(0.14)	(0.11)	—		(0.10)	(0.09)	(0.07)	(0.09)		(0.05)	(0.04)	(0.20)	(0.03)	(0.08)	(0.05)
(0.85)	(0.48)	—	—	—		(0.85)	(0.48)	—	—		—	(0.85)	(0.48)	—	—	—

(0.96)	(0.70)	(0.14)	(0.11)	—		(0.95)	(0.57)	(0.07)	(0.09)		(0.05)	(0.89)	(0.68)	(0.03)	(0.08)	(0.05)

—	—	—	—	—		—	—	—	—		—	—	—	—	—	—

$14.66	$14.25	$10.92	$9.72	$9.27		$14.89	$14.47	$10.98	$9.71		$9.20	$14.46	$14.07	$10.81	$9.56	$9.12

10.15%	38.99%	13.97%	5.98%	9.32	%E	9.99%	38.69%	13.84%	6.49%		22.77%	9.58%	38.43%	13.44%	5.65%	22.53%

$31,075	$2,814	$516	$52	$1		$246,405	$17,871	$4,157	$1,812		$35,223	$7,149	$728	$465	$37	$78

0.98%	1.11%	1.28%	11.62%	1.05	%F	1.13%	1.25%	1.44%	1.32%		1.27%	1.40%	1.61%	1.99%	1.98%	1.55%
0.98%	1.08%	1.06%	1.06%	1.01	%F	1.14%	1.23%	1.23%	1.23%		1.23%	1.46%	1.49%	1.48%	1.49%	1.44%
0.80%	0.79%	0.82%	(9.44)%	0.93	%F	0.61%	0.68%	0.75%	1.33%		0.70%	0.35%	0.46%	0.10%	0.21%	0.36%
0.80%	0.82%	1.03%	1.12%	0.97	%F	0.60%	0.70%	0.96%	1.42%		0.75%	0.30%	0.58%	0.61%	0.69%	0.47%
24%	48%	87%	107%	40	%G	24%	48%	87%	107%		40%	24%	48%	87%	107%	40%

57

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,				May 17 to Oct. 31,
	2014	2013	2012	2011A	2010
Net asset value, beginning of period	$14.09	$10.82	$9.61	$9.18	$9.00

Income from investment operations:
Net investment income (loss)	0.13	0.14	0.09	0.11	0.01
Net gains from investments (both realized and unrealized)	1.16	3.80	1.20	0.40	0.17

Total income from investment operations	1.29	3.94	1.29	0.51	0.18

Less distributions:
Dividends from net investment income	(0.10)	(0.19)	(0.08)	(0.08)	—
Distributions from net realized gains	(0.85)	(0.48)	—	—	—

Total distributions	(0.95)	(0.67)	(0.08)	(0.08)	—

Redemption fees added to beneficial interestsB	—	—	—	—	—

Net asset value, end of period	$14.43	$14.09	$10.82	$9.61	$9.18

Total returnC	9.68%	38.39%	13.56%	5.49%	2.00	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$18,345	$1,667	$264	$101	$18

Ratios to average net assets:
Expenses, before reimbursements	1.33%	1.48%	1.61%	3.44%	1.51	%F
Expenses, net of reimbursements	1.33%	1.49%	1.49%	1.48%	1.48	%F
Net investment income (loss), before reimbursements or recoupments	0.42%	0.44%	0.56%	(1.36)%	0.44	%F
Net investment income (loss), net of reimbursements or recoupments	0.42%	0.43%	0.68%	0.60%	0.47	%F
Portfolio turnover rate	24%	48%	87%	107%	40	%G

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Based on average shares outstanding.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

58

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

C Class						AMR Class
Year Ended October 31,				Sept. 1 to Oct. 31,		Year Ended October 31,
2014	2013	2012	2011A	2010		2014	2013	2012	2011A	2010
$13.81	$10.70	$9.56	$9.18	$8.30		$14.35	$10.96	$9.73	$9.27	$7.59

0.08	0.11	0.06	0.05	(0.01)		0.18	0.15	0.24	0.15	0.10
1.09	3.67	1.15	0.38	0.89		1.25	3.94	1.14	0.43	1.66

1.17	3.78	1.21	0.43	0.88		1.43	4.09	1.38	0.58	1.76

(0.05)	(0.19)	(0.07)	(0.05)	—		(0.13)	(0.22)	(0.15)	(0.12)	(0.08)
(0.85)	(0.48)	—	—	—		(0.85)	(0.48)	—	—	—

(0.90)	(0.67)	(0.07)	(0.05)	—		(0.98)	(0.70)	(0.15)	(0.12)	(0.08)

—	—	—	—	—		—	—	—	—	—

$14.08	$13.81	$10.70	$9.56	$9.18		$14.80	$14.35	$10.96	$9.73	$9.27

8.88%	37.32%	12.75%	4.64%	10.60	%E	10.53%	39.43%	14.34%	6.20%	23.28%

$5,104	$905	$254	$22	$1		$122,292	$125,744	$76,273	$56,963	$64,012

2.12%	2.25%	2.46%	19.14%	3.20	%F	0.65%	0.73%	0.78%	0.83%	0.77%
2.13%	2.24%	2.22%	2.24%	2.24	%F	0.65%	0.73%	0.78%	0.83%	0.77%
(0.33)%	(0.27)%	(0.40)%	(16.96)%	(1.32	)%F	1.21%	1.32%	1.46%	1.34%	1.19%
(0.34)%	(0.26)%	(0.15)%	(0.06)%	(0.36	)%F	1.21%	1.32%	1.46%	1.34%	1.19%
24%	48%	87%	107%	40	%G	24%	48%	87%	107%	40%

59

American Beacon Small Cap Value II FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class				Investor Class
	Year Ended October 31,		Nov. 15 to Oct. 31,		Year Ended October 31,		Nov. 15 to Oct. 31,
	2014	2013	2012A		2014	2013	2012A
Net asset value, beginning of period	$14.08	$10.70	$10.00		$14.00	$10.67	$10.00

Income from investment operations:
Net investment income (loss)	0.02	0.04	0.04		(0.01)	0.01	0.01
Net gains on investments (both realized and unrealized)	1.15	3.54	0.67		1.13	3.52	0.67

Total income from investment operations	1.17	3.58	0.71		1.12	3.53	0.68

Less distributions:
Dividends from net investment income	—	(0.05)	(0.01)		—	(0.05)	(0.01)
Distributions from net realized gains	(0.76)	(0.15)	—		(0.76)	(0.15)	—

Total distributions	(0.76)	(0.20)	(0.01)		(0.76)	(0.20)	(0.01)

Net asset value, end of period	$14.49	$14.08	$10.70		$14.36	$14.00	$10.67

Total return B	8.54%	33.93%	7.10	%C	8.22%	33.55%	6.82	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,274	$2,268	$1,693		$2,536	$2,364	$1,640

Ratios to average net assets:
Expenses, before reimbursements	2.00%	2.82%	4.44	%D	2.28%	3.11%	4.80	%D
Expenses, net of reimbursements	1.09%	1.09%	1.06	%D	1.37%	1.37%	1.33	%D
Net investment (loss), before reimbursements	(0.78)%	(1.38)%	(3.03	)%D	(1.01)%	(1.68)%	(3.39	)%D
Net investment income (loss), net of reimbursements	0.13%	0.35%	0.35	%D	(0.10)%	0.06%	0.08	%D
Portfolio turnover rate	107%	71%	82	%C,E	107%	71%	82	%C,E

A	November 15, 2011 is the inception date of the Small Cap Value II Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 15, 2011 through October 31, 2012.

60

American Beacon FundsSM

Privacy Policy and Federal Tax Information

October 31, 2014 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2013. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Balanced	Mid-Cap Value	Small Cap Value II
Corporate Dividends Received Deduction	44.63%	78.28%	74.38%
Qualified Dividend Income	68.34%	100.00%	0.00%

The Balanced Fund designated $34,363,414 as long-term capital gains distributions and $15,651,363 as short-term capital gain distributions for the year ended October 31, 2014.

The Mid-Cap Value Fund designated $9,938,976 as long-term capital gains distributions and $4,349,349 as short-term capital gain distributions for the year ended October 31, 2014.

The Small Cap Value II Fund designated $287,285 as long-term capital gains and $145,830 as short term capital gains distributions for the year ended October 31, 2014.

Shareholders will receive notification in January 2015 of the applicable tax information necessary to prepare their 2014 income tax returns.

61

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At in-person meetings held on May 15, 2014 and June 5, 2014 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 5 meeting, approved: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “Funds”); and (2) the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) among the Manager, each subadvisor and, as applicable, the Beacon Trust, other than the Investment Advisory Agreements with subadvisors with respect to which the Board approved a new Investment Advisory Agreement within the past year (each a “subadvisor”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), Bobroff Consulting, Inc. and Callan Associates, Inc. (“Callan”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee coordinated the production of information from Lipper and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Lipper and Morningstar, and to the performance of any similar accounts managed by the firm;

•	for Funds having multiple firms managing assets, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with those of comparable mutual funds, including peer group averages and fee and expense analyses provided by Lipper and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services, including Callan’s review of the Funds’ securities lending program; and

•	information regarding a firm’s financial condition, the personnel who are or will be assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board considered that the Manager provides management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have a single contract governing both types of services, and observed that the actual management fee rates provided by Lipper for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. For the American Beacon Holland Large Cap Growth Fund, the comparison was made using the Investor Class of shares due to the short period of time that its Institutional Class of shares has been in existence. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

62

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager and, in some instances, the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. In considering the management fees for overseeing the securities lending program, the Board reviewed the analysis of the securities lending program prepared by Callan. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

63

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For all Funds, other than for the American Beacon Money Market Select Fund and American Beacon U.S. Government Money Market Select Fund for which information was not available, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Balanced Fund

In considering the renewal of the Management Agreement for the American Beacon Balanced Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

64

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	2nd Quintile

(1) The Fund was designed by the Manager to be benchmarked against a blend of 60% Russell Large Cap Value Index and 40% Barclays Capital Aggregate Index, whereas the Lipper universe is the institutional Mixed-Asset Target Allocation growth funds universe which is defined by Lipper as “A fund that, by portfolio practice, maintains a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents” and thus peer performance comparisons are not as meaningful; (2) the Manager’s representation that a comparison of its performance relative to the Manager’s benchmark index rather than its Lipper performance universe may be more appropriate because the Manager only manages an investment grade fixed income portion of the Fund; and (3) the Manager outperformed its applicable benchmark index for the five-year period ended March 31, 2014.

In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

Barrow	5 years	4th Quintile
Brandywine	5 years	2nd Quintile
Hotchkis*	5 years	1st Quintile

* Hotchkis equity only return compared to the Lipper large cap value performance universe

(1) Information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; and (2) the Manager’s recommendation to continue to retain each subadvisor, based upon, among other factors, the relative performance impact of the investment restrictions the Manager places on the subadvisors.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Balanced Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Balanced Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Mid-Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon Mid-Cap Value Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Pzena Investment Management, LLC (“Pzena”) and Lee Munder Capital Group, LLC (“Lee Munder”), the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

Barrow	5 years	2nd Quintile
Lee Munder*	1 year	4th Quintile
Pzena	5 years	1st Quintile

* Lee Munder does not yet have a 5-year performance record.

(1) Information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; and (2) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Mid-Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Mid-Cap Value Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Value II Fund

In considering the renewal of the Management Agreement for the American Beacon Small Cap Value II Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

65

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking – Y Class	Average Expense Ratio

Lipper Fund Performance Analysis (one-year period ended March 31, 2014)

Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	3rd Quintile

In considering the renewal of the Investment Advisory Agreements with Dean Capital Management, LLC (“Dean”), Fox Asset Management, LLC (“Fox”) and Signia Capital Management, LLC (“Signia”), the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

Dean	1 Year	3rd Quintile
Fox	1 Year	4th Quintile
Signia	1 Year	1st Quintile

(1) Information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; (2) the Manager’s recommendation to continue to retain each subadvisor, based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Small Cap Value II Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Small Cap Value II Fund.

66

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees thirty-three funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (56)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (77)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (51)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

67

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term One Year
Gene L. Needles, Jr. (59)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-2012), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (55)	VP, Secretary and Chief Legal Officer since 2006	General Counsel, Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (54)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (48)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (53)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (50)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (39)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (51)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

68

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69

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, and Advisor Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund and American Beacon Small Cap Value II Fund are service marks of American Beacon Advisors, Inc.

AR 10/14

American Beacon®
FUNDS

2014 ANNUAL REPORT

OCTOBER 31, 2014

EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The Emerging Markets Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign securities are heightened when investing in emerging markets. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

The International Equity Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2014

Dear Shareholders,

In the U.S., economic data continues to outpace the global recovery efforts. In response, fiscal policymakers abroad began to act amid underwhelming economic data and forecasts. For example, officials at the European Central Bank, Bank of Japan and the People’s Bank of China all took definitive steps to head off their particular challenges with accommodative economic policy and business-friendly reforms.

At the same time, geopolitical tensions, particularly in the Middle East and in Russia, continue to provide an uneasy backdrop as both developed and emerging economies continue to find their foothold in the global economic recovery. Global growth is increasingly uneven as the U.S. and the United Kingdom lead the global recovery.

The decisions made in Washington will likely have an impact on the world’s economies as the Federal Reserve Bank issued reassurances that U.S. monetary policy would remain accommodative in spite of the end of the quantitative easing program in October.

We have worked diligently to identify asset managers with the expertise to understand the changes in the global marketplace and decipher the ever-changing international news in the best interest of our shareholders. For the 12 months ended October 31, 2014:

•	The American Beacon Emerging Markets Fund (Investor Class) returned 2.70%.

•	The American Beacon International Equity Fund (Investor Class) returned -1.54%.

Thank you for your continued investment and confidence in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

1

Emerging Markets Overview

October 31, 2014 (Unaudited)

Equities rallied in late 2013, as evidence of a strengthening global economy continued to mount. Despite a government shutdown that threatened to dampen confidence, U.S. stocks pushed higher behind a persistent flow of positive economic data. Meanwhile, central banks across Europe cut rates in an attempt to boost struggling economies amid low inflation. The MSCI Emerging Markets Index returned 0.64% for the trailing 12-month period ending October 31, 2014, while the developed market MSCI World Index returned 8.67% during the same period.

In emerging markets, India’s newly-installed central bank governor continued to fight accelerating inflation aggressively, while further easing emergency liquidity curbs that were imposed earlier in the year to support the rupee. Meanwhile, China’s manufacturing activity picked up, implying that the sector’s recovery was still on track. Investors became unnerved before year end, however, when the People’s Bank of China injected cash into the country’s financial system. The move was aimed at easing a seasonal liquidity squeeze that caused borrowing costs to surge to their highest level since the summer’s unprecedented cash crunch. Brazil continued to struggle through the end of 2013 amid speculation that government deficits may lead to a lower credit rating.

Equities edged up during the opening months of 2014, as policymakers around the world acted to support a strengthening global economy despite mounting geopolitical risks. Among emerging markets, disappointing economic data and corporate news from China weighed on stocks, commodities and the country’s currency, the yuan. Meanwhile, Russian equities dropped precipitously as political tensions surrounding the country’s gradual control of the Crimean peninsula escalated.

By April, volatility subsided, interest rates remained low and investors’ appetite for risk began to increase. Emerging-market stocks led global equity returns at the beginning of the summer. Reports that China’s manufacturing activity expanded in June added to signs that the government’s efforts to curtail a slowdown were helping to stabilize the world’s second-biggest economy. India’s manufacturing activity was also positive, with more support coming from parliamentary results that boosted investor confidence about policy efficacy and business-friendly reforms.

By the end of the summer, global equities were mostly subdued amid growing geopolitical risks and underwhelming economic data. Emerging-market stocks struggled at the end of the period, despite providing a bright spot for many investors in the first half of the year. Pro-democracy demonstrations and worse-than-expected data tempered Chinese markets. Stocks in Russia extended their decline amid speculation that the country’s central bank could introduce capital controls to stem the flow of money out of the country and the European Union could introduce more sanctions due to growing clashes in Ukraine. Brazil’s market also dropped at the end of the period after President Dilma Rousseff’s re-election dashed investors’ hopes for significant policy changes over the near term.

2

American Beacon Emerging Markets FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Investor Class of the Emerging Markets Fund (the “Fund”) returned 2.70% for the twelve months ended October 31, 2014. The Fund outperformed the MSCI Emerging Markets Index (the “Index”) return of 0.64%.

Comparison of Change in Value of a $10,000 Investment

For The Period From 10/31/04 Through 10/31/14

Total Returns for the Period ended 10/31/14

	1 Year	5 Years	10 Years	Value of $10,000 10/31/04- 10/31/14
Institutional Class (1,5,8)	3.13%	4.53%	9.62%	$25,045
Y Class (1,2,8)	2.94%	4.38%	9.54%	24,871
Investor Class (1,6,8)	2.70%	4.08%	9.23%	24,176
A Class with sales charge (1,3,8)	-3.20%	2.84%	8.58%	22,780
A Class without sales charge (1,3,8)	2.74%	4.07%	9.22%	24,162
C Class with sales charge (1,4,8)	1.00%	3.43%	8.88%	23,425
C Class without sales charge (1,4,8)	2.00%	3.43%	8.88%	23,425
AMR Class (1,8)	3.16%	4.56%	9.77%	25,397
MSCI Emg Mkts Index (7)	0.64%	4.64%	10.54%	27,251

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/04 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/04. A portion of the fees charged to the Y Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/04 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/04. A portion of the fees charged to the A Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum sales charge for A Class is 5.75%.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/04 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/04. A portion of the fees charged to the C Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
5.	A portion of the fees charged to the Institutional Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010.
6.	A portion of the fees charged to the Investor Class of the Fund has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010.
7.	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 1.65%, 1.76%, 1.96%, 2.10%, 3.17%, and 1.40%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index over the twelve-month period primarily due to stock selection, though country allocation also added value during the period.

Stock selections in India and Brazil added value during the period, offsetting the impact of lagging selections in Russia and the Czech Republic. Positive contributors in India included Reliance Infrastructure Ltd. (up 58.1%) and UPL Ltd (up 132.2%), while in Brazil, Embraer SA and Marfrig

3

American Beacon Emerging Markets FundSM

Performance Overview

October 31, 2014 (Unaudited)

Global Foods SA (up 32.7% and 18.6%, respectively) added value. Poorly performing securities, including Gazprom OAO and Lukoil OAO (down 24.8% and 31.4%, respectively) in Russia, and O2 Czech Republic AS (down 27.6%) in the Czech Republic, hurt relative performance during the period.

Relative contribution from country allocation was positive for the twelve-month period, benefiting from overweighting India (up 29.5%) and underweighting Chile (down 15.4%). Underweighting Taiwan (up 10.1%) and overweighting Brazil (down 9.9%) detracted from relative performance during the period.

The Fund’s basic philosophy remains focused on investing in attractively valued companies with above-average earnings growth expectations.

Top Ten Holdings (% Net Assets)

Samsung Electronics Co. Ltd.		2.7
China Mobile Ltd.		2.0
KB Financial Group, Inc.		1.8
Petroleo Brasileiro S.A., Sponsored ADR		1.8
Gazprom OAO, Sponsored ADR		1.7
Shinhan Financial Group Co. Ltd.		1.4
POSCO		1.3
China Construction Bank H		1.3
Cemex, S.A.B. de C.V., Sponsored ADR		1.2
Taiwan Semiconductor Manufacturing Co. Ltd.		1.2
Total Fund Holdings	317

Sector Allocation (% Equities)

Financials	29.2
Consumer Discretionary	12.0
Industrials	9.8
Information Technology	9.7
Telecommunication Services	9.6
Materials	9.1
Energy	8.3
Consumer Staples	5.9
Utilities	4.3
Health Care	2.1

Country Allocation (% Equities)

Hong Kong/China	20.3
South Korea	18.0
Brazil	13.6
India	9.1
Taiwan	6.1
Mexico	5.4
Russia	4.8
Thailand	2.7
Turkey	2.4
South Africa	2.3
Poland	1.6
Austria	1.6
Hungary	1.5
Malaysia	1.4
Philippines	1.3
Colombia	1.1
Czech Republic	1.0
Singapore	0.8
Indonesia	0.7
Chile	0.7
Luxembourg	0.6
United Kingdom	0.5
Peru	0.5
Switzerland	0.4
Qatar	0.4
Argentina	0.3
Netherlands	0.2
Spain	0.2
United States	0.2
United Arab Emirates	0.1
Greece	0.1
Japan	0.1

4

American Beacon Emerging Markets FundSM

Fund Expenses

October 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and

Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14 - 10/31/14
Institutional Class
Actual	$1,000.00	$1,035.09	$6.87
Hypothetical **	$1,000.00	$1,018.45	$6.82
Y Class
Actual	$1,000.00	$1,034.05	$7.43
Hypothetical **	$1,000.00	$1,017.90	$7.38
Investor Class
Actual	$1,000.00	$1,033.11	$9.17
Hypothetical **	$1,000.00	$1,016.18	$9.10
A Class
Actual	$1,000.00	$1,033.11	$8.71
Hypothetical **	$1,000.00	$1,016.64	$8.64
AMR Class
Actual	$1,000.00	$1,035.63	$6.77
Hypothetical **	$1,000.00	$1,018.55	$6.72
C Class
Actual	$1,000.00	$1,029.06	$12.53
Hypothetical **	$1,000.00	$1,012.85	$12.43

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.34%, 1.45%, 1.79%, 1.70%, 2.45%, and 1.32% for the Institutional, Y, Investor, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

International Equity Market Overview

October 31, 2014 (Unaudited)

After a liquidity-fueled ascent in the first half of 2014, international equities reached a plateau during the third quarter of the calendar year and continued to decline slightly during October 2014. Every major currency depreciated versus the U.S. dollar during the fiscal year, thus diminishing returns on overseas assets from the perspective of a U.S. dollar-denominated investor. The two worst performing sectors in the MSCI EAFE Index were Materials and Energy while the two best performing sectors were Health Care and Utilities. The MSCI EAFE Index posted a -0.60% return for the trailing 12-month period ending October 31, 2014, but rose 6.8% in local currency.

Equities edged up during the opening months of 2014, as policymakers around the world acted to support a strengthening global economy despite mounting geopolitical risks. In spite of an unseasonably harsh winter that dampened consumer sentiment, U.S. stocks rallied behind encouraging economic data. In Europe, the European Central Bank (ECB) maintained record-low interest rates despite below-target inflation growth in the eurozone, while business sentiment in Japan remained weak ahead of the country’s April 1 sales-tax increase.

The United Kingdom and U.S. economies appeared further ahead in the monetary policy cycle than their peers in the G-7 (International Monetary Fund’s “Group of Seven” major advanced economies) during the period. The ECB continued to keep interest rates low as officials tried to revive the region’s economy with a new round of emergency measures. ECB president, Mario Draghi, announced details surrounding lending to banks under the condition they supply the money to households and companies. U.S. stocks rallied in the early summer months as investors largely shrugged off reports that the economy shrank in the first quarter. Consumer sentiment in Japan rebounded despite April’s sales-tax increase, which provided evidence of the country’s economic resilience. In the eurozone, low inflation and shrinking private-sector lending persisted, causing the ECB to take the extraordinary step of setting a negative deposit rate.

By the end of the summer, global equities were mostly subdued and continued to decline through the end of the fiscal year. Negative sentiment surfaced amid growing geopolitical risks including escalating tensions in the Middle East, Ukraine and Hong Kong, and underwhelming economic data from major developed and emerging markets. Despite improvements in consumer spending and manufacturing in the U.S., the Federal Reserve renewed its pledge to keep interest rates near zero for a “considerable time.” The Fed also repeated concerns about the unemployment rate and significant underutilization of labor resources.

6

American Beacon International Equity FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Investor Class of the International Equity Fund (the “Fund”) returned -1.54% for the twelve months ended October 31, 2014. The Fund underperformed the MSCI EAFE Index (the “Index”) return of -0.60%.

Comparison of Change in Value of a $10,000 Investment

For The Period From 10/31/04 Through 10/31/14

Total Returns for the Period ended 10/31/14

	1 Year	5 Years	10 Years	Value of $10,000 10/31/04- 10/31/14
Institutional Class (1,8)	-1.18%	7.61%	6.10%	$18,086
Y Class (1,2,8)	-1.31%	7.49%	6.05%	17,992
Investor Class (1,8)	-1.54%	7.22%	5.78%	17,533
Advisor Class (1,3,8)	-1.64%	7.03%	5.53%	17,129
Retirement Class (1,4,8)	-1.93%	6.86%	5.44%	16,990
A Class with sales charge (1,5,8)	-7.32%	5.82%	5.08%	16,413
A Class without sales charge (1,5,8)	-1.65%	7.08%	5.71%	17,416
C Class with sales charge (1,6,8)	-3.36%	6.39%	5.37%	16,865
C Class without sales charge (1,6,8)	-2.36%	6.39%	5.37%	16,865
AMR Class (1,8)	-0.88%	7.89%	6.39%	18,572
MSCI EAFE Index (7)	-0.60%	6.52%	5.81%	17,586

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/04 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/04.
3.	A portion of the fees charged to the Advisor Class of the Fund was waived from 2006 through 2007 and in 2009. Performance prior to waiving fees was lower than the actual returns shown for those periods.
4.	Fund performance for the ten-year period represents the total returns achieved by Advisor Class from 10/31/04 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/04. A portion of the fees charged to the Retirement Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns show from 2010 through 2012.
5.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/04 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/04. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013. Performance prior to waiving fees was lower than the actual returns show from 2010 through 2012. The maximum sales charge for A Class is 5.75%.
6.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/04 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/04. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013. Performance prior to waiving fees was lower than the actual returns show from 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
7.	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.73%,0.86%,1.05%, 1.21%, 1.47%,1.12%, 1.86%, and 0.44%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

7

American Beacon International Equity FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Fund underperformed the Index over the twelve-month period due to stock selection, as country allocation contributed positively to the Fund’s relative performance.

Stock selections within the United Kingdom and the Netherlands contributed to the Fund’s relative underperformance, despite value added from stock selections in Japan. Lagging securities in the United Kingdom included Tesco PLC (down 51.2%) and Balfour Beatty PLC (down 41.9%), while in the Netherlands, SBM Offshore NV (down 40.2%) and TNT Express NV (down 35.7%) detracted value. The Fund’s investments in Japan, including KDDI Corp (up 18.4%) and Konica Minolta Inc. (up 38.8%) added value during the prior twelve months.

From a country allocation perspective, the Fund benefited from underweighting Japan (down 0.4%) and overweighting Israel (up 28.0%). Underweighting Denmark (up 23.4%) detracted from relative performance during the year.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)

Novartis AG Reg		2.9
Bayer AG Reg		2.2
Lloyds Banking Group PLC		2.2
British American Tobacco PLC		2.0
KDDI Corp.		1.9
Sanofi		1.8
Royal Dutch Shell PLC		1.8
BNP Paribas		1.7
Teva Pharmaceutical Industries Ltd., Sponsored ADR		1.7
Akzo Nobel		1.6
Total Fund Holdings	170

Sector Allocation (% Equities)

Financials	23.1
Consumer Discretionary	14.0
Health Care	13.1
Industrials	11.7
Energy	8.9
Telecommunication Services	8.1
Materials	8.1
Consumer Staples	7.4
Information Technology	4.7
Utilities	0.9

Country Allocation (% Equities)

United Kingdom	23.0
Japan	16.1
France	11.0
Switzerland	9.2
Germany	7.5
Netherlands	6.5
South Korea	5.1
Hong Kong/China	2.4
Italy	2.4
Canada	2.3
Singapore	2.2
Sweden	2.2
Spain	1.9
Israel	1.7
Belgium	1.4
Australia	1.1
Norway	0.9
Finland	0.8
Ireland	0.6
Jersey	0.5
Portugal	0.3
Denmark	0.3
Austria	0.3
Luxembourg	0.2
Greece	0.1

8

American Beacon International Equity FundSM

Fund Expenses

October 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14
Institutional Class
Actual	$1,000.00	$949.84	$3.49
Hypothetical **	$1,000.00	$1,021.63	$3.62
Y Class
Actual	$1,000.00	$949.26	$4.03
Hypothetical **	$1,000.00	$1,021.07	$4.18
Investor Class
Actual	$1,000.00	$947.99	$5.16
Hypothetical **	$1,000.00	$1,019.91	$5.35
Advisor Class
Actual	$1,000.00	$947.27	$5.84
Hypothetical **	$1,000.00	$1,019.21	$6.06
Retirement Class
Actual	$1,000.00	$946.07	$7.41
Hypothetical **	$1,000.00	$1,017.59	$7.68
A Class
Actual	$1,000.00	$947.52	$5.55
Hypothetical **	$1,000.00	$1,019.51	$5.75
AMR Class
Actual	$1,000.00	$951.41	$2.12
Hypothetical **	$1,000.00	$1,023.04	$2.19
C Class
Actual	$1,000.00	$944.32	$9.21
Hypothetical **	$1,000.00	$1,015.73	$9.55

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.71%, 0.82%, 1.05%, 1.19%, 1.51%, 1.13%, 1.88%, and 0.43% for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

9

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Emerging Markets Fund and American Beacon International Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Emerging Markets Fund and American Beacon International Equity Fund (two of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Emerging Markets Fund and American Beacon International Equity Fund at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 30, 2014

10

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Argentina - 0.25%
Common Stocks - (Cost $158)
YPF S.A., Sponsored ADRA	6,401	$225

Preferred Stocks - (Cost $131)
Nortel Inversora S.A., B Shares, ADRA	4,450	101

Total Argentina		$326

Austria - 1.51%
Common Stocks - (Cost $2,739)
Erste Group Bank AGB	57,741	1,474
Raiffeisen Bank International AGB	5,397	116
Vienna Insurance Group AGB	8,353	402

Total Austria		1,992

Brazil - 13.14%
Common Stocks - (Cost $16,895)
Banco Bradesco S.A.	33,650	495
Banco do Brasil S.A.	42,500	476
BM&FBovespa S.A.	73,200	322
Brasil Insurance Participacoes e Administracao S.A.	47,900	144
BRF - Brasil Foods S.A.C	40,455	1,053
CCR S.A.	35,270	263
Centrais Eletricas Brasileiras S.A., Sponsored ADRA C	174,020	440
Cia de Saneamento Basico do Estado de Sao Paulo, ADRA C	37,410	290
Cia de Saneamento Basico do Estado de Sao PauloC	148,900	1,165
Cia Hering	23,300	235
Duratex S.A.C D	17,000	61
EDP - Energias do Brasil S.A.	63,500	248
Embraer S.A., ADRA	35,170	1,359
Fibria Celulose S.A., ADRA	10,590	130
Gerdau S.A., Sponsored ADRA	50,370	228
Grupo BTG PactualE	18,200	230
JBS S.A.	33,100	148
Magnesita Refratarios S.A.	154,000	183
Marfrig Alimentos S.A.	420,800	1,027
Oi S.A., ADRA	198,020	105
Petroleo Brasileiro S.A.C	34,248	202
Petroleo Brasileiro S.A., Sponsored ADRA C	95,790	1,172
Petroleo Brasileiro S.A., A Shares, Sponsored ADRA C	100,307	1,174
Raia Drogasil S.A.C	20,910	190
Telefonica Brasil S.A., ADRA	60,995	1,247
TIM Participacoes S.A.	144,300	784
Ultrapar Participacoes S.A.	11,012	240
Viver Incorporadora e Construtora S.A.B C	431,588	19

Total Common Stocks		13,630

Convertible Bonds - (Cost $116)
Viver Incorporadora e Construtora S.A., 2.00%, Due 8/6/2016B C F	270,118	48

Preferred Stocks - (Cost $4,077)
Banco Bradesco S.A.	48,796	735
Banco Estado Rio GranC	52,400	313
Gerdau S.A.	62,100	278

	Shares	Fair Value
		(000’s)
Itau Unibanco Holding S.A.	40,926	$607
Itau Unibanco Holding S.A., Sponsored ADRA	37,560	554
Itausa - Investimentos Itau S.A.	55,700	222
Metalurgica Gerdau S.A.	7,400	40
Petroleo Brasileiro S.A.C	61,394	379
Randon Participacoes S.A.C	20,100	51
Vale S.A., ADRA	55,440	486

Total Preferred Stocks		3,665

Total Brazil		17,343

Chile - 0.71%
Common Stocks - (Cost $1,109)
Cencosud S.A.B	88,950	264
Empresa Nacional de TelecomB	32,240	348
S.A.C.I. FalabellaB	43,570	330

Total Chile		942

Colombia - 1.09%
Common Stocks - (Cost $1,154)
Bancolombia S.A., Sponsored ADRA	657	37
Cementos Argos S.A.	23,456	120
Grupo Aval Acciones y Valores	56,180	757
Grupo de Inversiones Suramericana S.A.	11,844	246

Total Common Stocks		1,160

Preferred Stocks - (Cost $280)
Bancolombia S.A.	13,964	196
Grupo de Inversiones Suramericana S.A.	4,000	81

Total Preferred Stocks		277

Total Colombia		1,437

Czech Republic - 0.94%
Common Stocks - (Cost $1,645)
Komercni Banka A.S.B	1,909	409
Telefonica Czech Republic A.S.B	74,550	833

Total Czech Republic		1,242

Greece - 0.12%
Common Stocks - (Cost $193)
National Bank of Greece S.A. B C	67,070	162

Hong Kong/China - 19.65%
Common Stocks - (Cost $27,059)
Ajisen China Holdings Ltd.B	154,000	107
Anhui Conch Cement Co., Ltd. HB	206,500	675
Apt. Satellite Holdings Ltd.B	457,000	669
Bank of China Ltd. HB	2,137,000	1,021
Baoxin Auto Group Ltd.B	172,500	132
Beijing Capital International Airport Co. Ltd. HB	540,000	396
Beijing Enterprises Holdings Ltd.B	12,000	98
Bosideng International Holdings Ltd.B	5,942,000	879
Chaoda Modern Agriculture Holdings Ltd., Acquired 12/20/2010-1/13/2011, Cost $1,710 B G	2,200,000	64
China Communications Services Corp. Ltd. HB	958,000	453
China Construction Bank HB	2,222,415	1,655
China Life Insurance Co., Ltd. HB	227,000	678

See accompanying notes

11

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
China Machinery Engineering Corp. HB	275,000	$156
China Mengniu Dairy Co., Ltd.B	65,000	285
China Mobile Ltd.B	211,500	2,637
China Oilfield Services Ltd. HB	168,000	351
China Overseas Land & Investment Ltd.B	66,000	192
China Railway Construction Corp Ltd. HB	178,000	188
China Resources Power Holdings Co., Ltd.B	108,000	319
China Yuchai International Ltd.B	17,000	309
China ZhengTong Auto Services Holdings Ltd.B	241,500	137
Chongqing Changan Automobile Co., Ltd.B	30,500	67
CNOOC Ltd.B	369,000	577
Cosco International Holdings Ltd.B	1,502,000	658
COSCO Pacific Ltd.B	422,495	556
CSPC Pharmaceutical Group Ltd.B	114,000	105
Dickson Concepts International Ltd.B	280,445	147
Dongfang Electric Corp. HB	129,200	219
Dongfeng Motor Group Co., Ltd. HB	570,000	881
First Pacific Co., Ltd.B	1,161,874	1,250
Global Bio-chem Technology Group Co., Ltd.B C	982,520	37
Guangzhou Automobile Group Co., Ltd. HB	307,370	273
Huandian Power International Corp. HB	152,000	116
Industrial & Commercial Bank of China Ltd. HB	1,295,555	855
Lianhua Supermarket Holdings Co., Ltd. HB C	658,000	326
Lifestyle International Holdings Ltd., Acquired 5/30/2014 - 8/28/2014, Cost $903 B G	475,000	899
Luk Fook Holdings International Ltd.B	338,000	1,019
NWS Holdings Ltd.B	90,571	171
Parkson Retail Group Ltd.B	2,021,000	596
Phoenix Healthcare Group Co. LtdB	12,500	25
Ping An Insurance Group Co., HB	93,000	761
Qihoo 360 Technology Co., Ltd., ADRA C	1,320	96
Samsonite International S.A.B	164,700	550
Shanghai Industrial Holdings Ltd.B	210,000	646
Shenzhen International Holdings, Ltd.	12,000	19
Sihuan Pharmaceutical Holdings Group Ltd.B	273,000	218
Sinotrans Shipping Ltd.B C	2,512,000	687
TAL Education Group ADRA	4,241	135
Tencent Holdings Ltd.B	71,500	1,139
Tsingtao Brewery Co., Ltd. HB	22,000	162
Uni-President China Holdings Ltd.B	167,400	155
Weichai Power Co., Ltd. HB	89,000	342
Weiqiao Textile Co., Ltd. HB	834,600	420
West China Cement Ltd.B	1,358,000	135
Wumart Stores, Inc.B	384,000	335

Total Hong Kong/China		25,978

Hungary - 1.49%
Common Stocks - (Cost $2,444)
Magyar Telekom Telecommunications PLCB H	316,533	438
OTP Bank PLCB H	20,980	348

	Shares	Fair Value
		(000’s)
Richter Gedeon NyrtB	77,400	$1,181

Total Hungary		1,967

India - 8.81%
Common Stocks - (Cost $9,899)
Ashok Leyland Ltd.B C	482,645	365
Bank of IndiaB	62,080	287
Bharat Heavy Electricals Ltd.B	56,240	234
Bharat Petroleum Corp. Ltd.B	27,514	329
Glenmark Pharmaceuticals Ltd.B	20,968	246
HDFC Bank Ltd.B	28,456	423
Hero Honda Motors Ltd.B	6,554	329
Hindustan Petroleum Corp., Ltd.B	6,600	58
ICICI Bank Ltd.B	26,938	715
Idea Cellular Ltd.B C	68,543	183
India Cements Ltd.B	320,120	581
Indian Oil Corp Ltd.B	72,700	434
IndusInd Bank Ltd.B	31,731	372
Infrastructure Development Finance Co., Ltd.B	77,880	199
ITC Ltd.B	55,576	322
Jubilant Life Sciences Ltd.B	8,580	20
NMDC Ltd.B	133,140	373
NTPC Ltd.B	112,310	275
Oil & Natural Gas Corp. Ltd.B	61,259	409
Oriental Bank of CommerceB	21,490	100
Power Grid Corp. of India Ltd.B	117,250	278
Punjab National Bank Ltd.B	17,520	265
Reliance Industries Ltd.B	58,560	953
Reliance Infrastructure Ltd.B	88,825	918
Rolta India Ltd.B	106,430	191
Sesa Sterlite Ltd., ADRA B	4,332	73
Sesa Sterlite Ltd.	46,534	195
Shree Cement Ltd.B	1,939	288
South Indian Bank Ltd.B	98,700	45
State Bank of IndiaB	13,230	583
Steel Authority of India Ltd.B	186,140	252
Tata Chemicals Ltd.B	144,820	962
Tata Consultancy Services Ltd.B	8,841	380

Total India		11,637

Indonesia - 0.69%
Common Stocks - (Cost $854)
Aneka Tambang Persero Tbk PTB	407,500	33
Indosat Tbk PTB	140,900	43
Kalbe Farma Tbk PTB	1,567,200	221
Link Net Tbk PTB C	297,400	147
Matahari Department Store Tbk PTB	177,200	217
XL Axiata Tbk PTB	533,903	245

Total Indonesia		906

Japan - 0.09%
Common Stocks - (Cost $198)
Nexon Co., Ltd., B	13,500	119

Malaysia - 1.33%
Common Stocks - (Cost $1,908)
Astro Malaysia Holdings BhdB	204,800	206
CIMB Group Holdings BhdB	340,827	674
Genting BhdB	100	0
Genting Malaysia BhdB	337,700	444
IHH Healthcare BhdB	121,700	183

See accompanying notes

12

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Sapurakencana Petroleum BhdB	241,600	$252

Total Malaysia		1,759

Mexico - 5.16%
Common Stocks - (Cost $7,556)
ALFA S.A.B.	193,948	619
Alpek S.A. de C.V.	92,000	162
Alsea S.A.B. de C.V.	106,751	335
America Movil, S.A.B. de C.V., Series L, ADR A	45,890	1,120
Cemex, S.A.B. de C.V., Series L, Sponsored ADR A	126,218	1,552
Consorcio ARA, S.A.B. de C.V.C	288,600	132
Desarrolladora Homex, S.A.B. de C.V., Acquired 1/2/2013 – 5/2/2013, Cost $733 B C G	456,630	76
Fomento Economico Mexicano, S.A.B. de C.V., Series B, ADR A	4,935	475
Grupo Financiero Banorte, S.A.B. de C.V.	77,455	496
Grupo Financiero Inbursa	74,568	225
Grupo Financiero Santander Mexico, S.A.B. de C.V., ADRA	16,219	216
Macquarie Mexico Real Estate NPVI J	471,370	859
TF Administradora IndustrialI	204,423	473
Urbi Desarrollos Urbanos, S.A.B. de C.V., Acquired 1/14/2013 – 3/25/2013, Cost $643 B C G	1,452,850	76

Total Mexico		6,816

Netherlands - 0.15%
Common Stocks - (Cost $180)
Yandex N.V. C	7,014	201

Peru - 0.50%
Common Stocks - (Cost $562)
Credicorp Ltd.	4,069	655

Philippines - 1.25%
Common Stocks - (Cost $1,405)
BDO Unibank, Inc.B	110,350	241
DMCI Holdings, Inc.B	502,300	181
International Container Terminal Services, Inc.B	71,310	187
Lt Group, Inc.B	370,600	118
Metro Pacific Investments Corp.B	2,664,600	302
Metropolitan Bank & Trust Co.B	159,650	292
SM Investments Corp.B	19,070	333

Total Philippines		1,654

Poland - 1.52%
Common Stocks - (Cost $2,103)
Asseco Poland S.A.B	2,351	35
Bank Pekao S.A.B	10,451	547
Bank Zachodni WBK S.A.B	4,841	548
Orange Polska S.A.B	61,026	183
PKO Bank Polski S.A.B	42,160	469
PKP Cargo S.A.B	9,412	223

Total Poland		2,005

	Shares	Fair Value
		(000’s)
Qatar - 0.34%
Common Stocks - (Cost $452)
Commercial Bank of Qatar QSCB	12,915	$264
Ooredoo QSCB	5,583	190

Total Qatar		454

Russia - 4.64%
Common Stocks - (Cost $7,814)
Gazprom OAO, Sponsored ADRA	333,250	2,199
Lukoil OAO, Sponsored ADRA	26,480	1,299
Mail.ru Group Ltd., Reg S, GDRB C K L	5,196	126
Mobile TeleSystems OJSC, Sponsored ADRA M	16,800	240
NovaTek OAO, Reg S, Sponsored GDRB K L	3,180	342
Rosneft Oil Co., Reg S, GDRB K L	68,670	383
RusHydro JSC, ADRA	127,370	214
Sberbank, Sponsored ADRA B C	176,570	1,332

Total Russia		6,135

Singapore - 0.74%
Common Stocks - (Cost $753)
Flextronics International Ltd.C	46,210	495
Haw Par Corp., Ltd.B	72,957	485

Total Singapore		980

South Africa - 2.22%
Common Stocks - (Cost $2,460)
Aveng Ltd.B C	75,050	138
Barclays Africa Group Ltd.B	12,660	200
Life Healthcare Group Holdings Ltd.B	40,692	154
MTN Group Ltd.B	28,454	629
Murray & Roberts Holdings Ltd.B	11,200	23
Naspers Ltd., N SharesB	5,293	658
Pick n Pay Stores Ltd.B	37,546	182
Standard Bank Group Ltd.B	28,690	361
Truworths International Ltd.B	31,920	218
Vodacom Group Pty Ltd.B	30,299	368

Total South Africa		2,931

South Korea - 17.35%
Common Stocks - (Cost $22,470)
Cosmax Inc.B C	1,222	124
Coway Co., Ltd.B	4,841	368
E-Mart Co., Ltd.B	892	166
Hana Financial Group, Inc.B	34,641	1,196
Hite Jinro Ltd.B	11,977	297
Hotel Shilla Co., Ltd.B	2,525	243
Hyundai Department Store Co., Ltd.B	916	116
Hyundai Engineering & Construction Co., Ltd.B	10,292	468
Hyundai Glovis Co., LtdB	742	185
Hyundai Mobis Co. Ltd.B	4,830	1,151
Hyundai Motor Co.B	5,917	944
KB Financial Group, Inc.B	59,864	2,345
Kia Motors Corp.B	24,728	1,206
Kolao HoldingsB C	5,400	84
Korea Electric Power Corp.B	14,837	647
Korea Electric Power Corp., Sponsored ADRA	3,970	87
Korea Gas CorporationB	448	21

See accompanying notes

13

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Korean Reinsurance Co.B	8,623	$92
KT Corp.B	3,800	117
KT Corp., Sponsored ADRA	16,320	250
LG Chem Ltd.B	2,055	382
LG Electronics, Inc.B	6,708	410
Lotte Confectionery Co., Ltd.B	198	356
Lotte Shopping Co., Ltd.B	945	262
Mirae Asset Securities Co., Ltd.B	5,158	221
NCSoft Corp.B	1,021	141
NHN Corp.B	570	400
NongShim Co., Ltd.B	1,204	301
Orion Corp.B	160	124
Paradise Co., Ltd.B	4,833	151
POSCOB	5,988	1,721
Samsung Electronics Co., Ltd.B	3,022	3,501
Samsung Life Insurance Co., Ltd.B	2,631	287
Seoul Semiconductor Co., Ltd.B C	7,876	135
Shinhan Financial Group Co., Ltd.B	38,345	1,806
Shinsegae Co., Ltd.B	2,549	474
SK Hynix, Inc.B C	15,216	701
SK Telecom Co., Ltd.B	794	199
Tong Yang Life InsuranceB	28,270	307

Total Common Stocks		21,986

Preferred Stocks - (Cost $520)
Hyundai Motor Co., Ltd.B	7,542	872
Samsung Electronics Co., Ltd.B	75	71

Total Preferred Stocks		943

Total South Korea		22,929

Spain - 0.17%
Common Stocks - (Cost $206)
Cemex Latam Holdings S.A. C	25,925	231

Switzerland - 0.43%
Common Stocks - (Cost $642)
Coca-Cola HBC AGB	16,589	361
DKSH Holding Ltd., AGB	2,844	210

Total Switzerland		571

Taiwan - 5.86%
Common Stocks - (Cost $6,922)
Advanced Semiconductor Engineering, Inc.B	281,570	338
Cathay Financial Holding Co. Ltd.B	81,000	134
Chailease Holding Co., Ltd.B	117,975	291
Compal Electronics, Inc.B	599,000	445
CTBC Financial Holding Co., Ltd.B	121,546	85
Delta Electronics, Inc.B	31,000	190
Eclat Textile Co., Ltd.B	16,931	161
Epistar Corp.B	38,000	69
Far EasTone Telecommunication Co., Ltd.B	23,000	51
First Financial Holding Co., Ltd.B	472,752	291
Fubon Financial Holding Co., Ltd.B	155,000	263
Ginko International Co., Ltd.B	11,000	148
Hermes Microvision, Inc.B	4,525	219
HON HAI Precision Industry Co., Ltd.B	355,014	1,123
Largan Precision Co., Ltd.B	4,000	282
MediaTek, Inc.B	25,000	366
Nan Ya Printed Circuit Board Corp.B C	148,139	206

	Shares	Fair Value
		(000’s)
Radiant Opto-Electronics Corp.B	89,970	$315
Shin Kong Financial Holding Co., Ltd.B	1,428,486	434
Simplo Technology Co., Ltd.B	30,000	147
Taiwan Mobile Co., Ltd.B	27,000	88
Taiwan Semiconductor Manufacturing Co., Ltd.B	364,385	1,574
Uni-President Enterprises Corp.B	122,949	212
United Microelectronics Corp.B	701,226	310

Total Taiwan		7,742

Thailand - 2.58%
Common Stocks - (Cost $3,469)
Advanced Info Service PCLB N	53,900	374
Bangkok Bank PCLB N	95,690	593
Bangkok Bank PCL, NVDRB N O	54,700	334
Indorama Ventures PCLB N	303,400	223
Kasikornbank PCL, NVDRB N O	30,700	223
Land and Houses PCLB N	659,100	204
Land and Houses PCL, NVDRB N O	215,300	68
Minor International PCL, NVDRB N O	18,900	20
Minor International PCLN	131,900	141
Mint-W5B F	6,595	—
PTT Global Chemical PCL	229,700	437
PTT PCLN	29,800	308
Robinson Department Store PCLN	61,600	97
Robinson Department Store PCL, NVDRB N O	2,400	4
Thai Co., Ltd., NVDRF O	945	—
Thai Oil PCLN	148,300	182
Total Access Communication PCL N	40,400	128
Total Access Communication PCL, NVDR B N O	21,400	68

Total Thailand		3,404

Turkey - 2.30%
Common Stocks - (Cost $2,833)
Aygaz A.S.B	175,940	742
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. I	241,050	271
Turkiye Garanti Bankasi A.S.B	234,420	915
Turkiye Halk Bankasi A.S.B	42,060	281
Turkiye Vakiflar Bankasi TaoB	387,547	833

Total Turkey		3,042

United Arab Emirates - 0.13%
Common Stocks - (Cost $122)
Emaar Properties PJSC B P	61,806	172

United Kingdom –1.04%
Common Stocks - (Cost $1,633)
APR Energy PLCB H	37,620	219
JKX Oil & Gas PLCB C H	76,470	47
Mondi PLCB H	23,169	392
Ternium S.A., ADR, A	32,200	709

Total United Kingdom		1,367

United States - 0.20%
Common Stocks - (Cost $271)
First Cash Financial Services, Inc.C	2,474	146

See accompanying notes

14

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
JD.com, Inc., ADRA C	4,986	$119

Total United States		265

SHORT-TERM INVESTMENTS - 3.30% (Cost $4,354)
JPMorgan U.S. Government Money Market Fund, Capital Class	4,354,486	4,354

TOTAL INVESTMENTS - 99.70% (Cost $137,586)		131,718
OTHER ASSETS, NET OF LIABILITIES - 0.30%		396

TOTAL NET ASSETS - 100.00%		$132,114

Percentages are stated as a percent of net assets.

A	ADR - American Depositary Receipt.
B	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $91,776 or 69.5% of net assets.
C	Non-income producing security.
D	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
E	Par value represents units rather than shares.
F	Variable rate.
G	Illiquid. At period end, the value of these securities amounted to $1,115 or 0.84% of net assets.
H	PLC - Public Limited Company.
I	REIT - Real Estate Investment Trust.
J	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $859 or 0.65% of net assets. The Fund has no right to demand registration of these securities.
K	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
L	GDR - Global Depositary Receipt.
M	OJSC - Open Joint Stock Company.
N	PCL - Public Company Limited (Thailand).
O	NVDR - Non Voting Depositary Receipt.
P	PJSC – Private Joint Stock Company.

Futures Contracts Open on October 31, 2014:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Emerging Markets December Futures	Long	86	December, 2014	$4,358,480	$38,043

				$4,358,480	$38,043

See accompanying notes

15

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2014

Foreign Currency Contracts Open on October 31, 2014:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	33,837	11/13/2014	GST	$—	$(754)	$(754)
Buy	EUR	32,531	11/13/2014	UAG	—	(702)	(702)
Sell	EUR	464,604	11/13/2014	GST	5,088	—	5,088
Sell	EUR	464,595	11/13/2014	UAG	5,026	—	5,026
Sell	JPY	12,845	11/13/2014	SSB	98	—	98
Sell	JPY	38,958	11/13/2014	BOA	1,906	—	1,906
Sell	JPY	38,958	11/13/2014	SSB	1,895	—	1,895
Sell	JPY	12,845	11/13/2014	BOA	95	—	95

					$14,108	$(1,456)	$12,652

Glossary:

Counterparty Abbreviations:
BOA	Bank of America, N.A.	SSB	State Street Bank
GST	Goldman Sachs International	UAG	UBS AG

Currency Abbreviations:
EUR	Euro
JPY	Japanese Yen

See accompanying notes

16

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Australia - 1.03%
Common Stocks - (Cost $19,777)
Ansell Ltd.E.	413,619	$7,267
Caltex Australia Ltd. E	353,527	9,695
James Hardie Industries PLC, CDIA B E	606,958	6,666

Total Australia		23,628

Austria - 0.29%
Common Stocks - (Cost $6,680)
Uniqa Insurance Group AG E	601,864	6,714

Belgium - 1.33%
Common Stocks - (Cost $20,256)
Anheuser-Busch InBev N.V. E	207,360	22,980
KBC Groep N.V.C E	141,863	7,619

Total Belgium		30,599

Canada - 2.18%
Common Stocks - (Cost $53,926)
Bombardier, Inc.	2,610,300	8,593
Imperial Oil Ltd.	161,100	7,751
MDA Corp.D	137,700	10,500
Rogers Communications, Inc., Class B	304,500	11,450
Suncor Energy, Inc.D	170,600	6,058
Talisman Energy, Inc.	892,900	5,696

Total Canada		50,048

Denmark - 0.31%
Common Stocks - (Cost $8,418)
Carlsberg A.S., Class B E	79,610	7,011

Finland - 0.72%
Common Stocks - (Cost $10,606)
Sampo OYJ, Class A E	346,004	16,576

France - 10.44%
Common Stocks - (Cost $212,528)
AXA S.A. E	720,007	16,636
BNP Paribas E	626,509	39,507
Cap Gemini S.A. E	175,533	11,562
Cie de St-Gobain E	213,040	9,162
Cie Generale des Etablissements Michelin E	90,840	7,900
GDF Suez E	486,653	11,814
Legrand S.A. E	290,866	15,669
Orange S.A. E	438,720	6,982
Sanofi E	443,993	41,125
Schneider Electric S.A. E	186,065	14,730
Technip S.A. E	230,948	16,751
Total S.A. E	404,247	24,123
Valeo S.A. E	101,573	11,416
Vivendi S.A. E	497,353	12,168

Total France		239,545

Germany - 7.61%
Common Stocks - (Cost $131,632)
Bayer AG Reg E	355,999	50,636

	Shares	Fair Value
		(000’s)
Bayerische Motoren Werke AG E	67,393	$7,210
Commerzbank AGC E	586,300	8,833
Daimler AG E	126,066	9,800
Deutsche Boerse AG E	158,220	10,802
HeidelbergCement AG E	160,610	10,939
Infineon Technologies AG E	779,560	7,563
Linde AG E	78,667	14,509
Merck KGaA E	145,820	13,174
METRO AGC E	219,610	7,001
Muenchener Rueckversicherungs AG Reg E	33,507	6,587
SAP AG E	160,434	10,908
Siemens AG Reg E	147,297	16,604

Total Germany		174,566

Greece - 0.11%
Common Stocks - (Cost $3,952)
Piraeus Bank S.A. C E	1,707,621	2,486

Hong Kong/China - 2.31%
Common Stocks - (Cost $41,647)
AIA Group Ltd. E	1,662,800	9,278
China Merchants Holdings Intl. E	1,998,000	6,308
China Mobile Ltd.	1,876,807	23,395
CNOOC Ltd.E	4,584,000	7,164
Hutchison Whampoa Ltd. E	238,000	3,024
Link REIT E F	670,659	3,947

Total Hong Kong/China		53,116

Ireland - 0.59%
Common Stocks - (Cost $11,664)
CRH PLC B E	608,660	13,513

Israel - 1.66%
Common Stocks - (Cost $31,727)
Teva Pharmaceutical Industries Ltd., Sponsored ADR G	673,940	38,057

Italy - 2.26%
Common Stocks - (Cost $48,097)
Atlantia SpA E	533,531	12,560
ENI SpA E	941,020	20,041
Intesa Sanpaolo SpA E	2,847,656	8,359
Saipem SpAC E	439,109	6,889
UniCredit SpA E	563,187	4,073

Total Italy		51,922

Japan - 15.32%
Common Stocks - (Cost $312,372)
AEON Financial Service Co., Ltd.D E	233,700	5,004
Asics Corp. E	246,680	5,690
Canon, Inc. E	289,700	8,922
Daikin Industries Ltd. E	255,000	16,055
Daiwa House Industry Co. Ltd. E	906,800	17,475
Don Quijote Co., Ltd. E	260,500	15,728
East Japan Railway Co. E	95,600	7,560
Hitachi Ltd. E	1,969,000	15,810
ITOCHU Corp. E	523,400	6,408
Japan Tobacco, Inc. E	494,800	17,143

See accompanying notes

17

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
JGC Corp. E	306,000	$8,049
KDDI Corp. E	684,100	44,073
Komatsu Ltd. E	378,200	9,088
Konica Minolta, Inc. E	1,253,500	14,186
LIXIL Group Corp. E	333,400	7,359
Nikon Corp.D E	1,679,400	23,035
Nissan Motor Co., Ltd. E	1,382,900	12,800
Seven & I Holdings Co., Ltd. E	340,000	13,425
Shin-Etsu Chemical Co., Ltd. E	203,000	13,205
Softbank Corp. E	219,000	16,228
Sumitomo Mitsui Financial Group, Inc.E	783,200	31,837
Suntory Beverage & Food Ltd. E	281,500	10,145
Toyota Motor Corp. E	406,200	24,435
United Arrows Ltd. E	209,900	7,956

Total Japan		351,616

Jersey - 0.52%
Common Stocks - (Cost $10,994)
Shire PLCB E	177,528	11,818

Netherlands - 6.16%
Common Stocks - (Cost $127,749)
Airbus Group N.V. E	194,157	11,623
Akzo Nobel E	549,529	36,581
ING Groep N.V., CVAC H E	1,037,920	14,915
Koninklijke Philips Electronics N.V. E	240,627	6,731
NXP Semiconductor N.V.C E	139,320	9,580
PostNL N.V.C E	1,325,527	5,629
QIAGEN N.V.C E	253,180	5,944
Reed Elsevier N.V. E	1,168,680	26,929
SBM Offshore N.V.C E	692,530	8,682
TNT Express N.V. E	1,205,200	7,005
Unilever N.V., CVA, GDRH I E	197,265	7,659

Total Netherlands		141,278

Norway - 0.82%
Common Stocks - (Cost $17,792)
Petroleum Geo-Services ASA E	519,349	2,574
Statoil ASA E	246,430	5,633
Telenor ASA E	472,140	10,610

Total Norway		18,817

Portugal - 0.31%
Common Stocks - (Cost $7,949)
Galp Energia SGPS S.A. E	492,800	7,163

Singapore - 2.09%
Common Stocks - (Cost $35,420)
DBS Group Holdings Ltd. E	1,156,342	16,710
Flextronics International Ltd.C	288,090	3,088
Noble Group Ltd. E	8,077,000	7,536
Sembcorp Industries Ltd. E	1,227,000	4,660
Sembcorp Marine Ltd. E	1,938,000	5,494
Singapore Telecommunications Ltd. E	3,526,000	10,377

Total Singapore		47,865

South Korea - 4.89%
Common Stocks - (Cost $114,123)
Hana Financial Group, Inc.E	288,234	9,955
Hyundai Mobis Co. Ltd.E	18,049	4,302

	Shares	Fair Value
		(000’s)
Hyundai Motor Co.E	124,449	$19,849
KB Financial Group, Inc., ADRG	182,978	7,081
KT&G Corp. E	172,063	15,293
LG Electronics, Inc.E	151,363	9,256
POSCOE	41,106	11,815
Samsung Electronics Co., Ltd.E	13,197	15,288
SK Telecom Co., Ltd.E	77,544	19,449

Total South Korea		112,288

Spain - 1.77%
Common Stocks - (Cost $31,877)
Mediaset Espana Comunicacion S.A.C E	740,888	9,295
Red Electrica Corporation S.A. E	95,477	8,345
Repsol S.A. E	171,652	3,839
Tecnicas Reunidas S.A. E	121,964	6,014
Telefonica S.A. E	872,501	13,120

Total Spain		40,613

Sweden - 2.13%
Common Stocks - (Cost $42,004)
Assa Abloy AB, Class B E	266,270	14,161
Ericsson LM, Class B E	536,790	6,347
Getinge AB, Class B E	455,180	10,556
Swedbank AB, Class A E	676,853	17,901

Total Sweden		48,965

Switzerland - 8.81%
Common Stocks - (Cost $158,135)
ABB Ltd. E	482,560	10,582
Clariant AG E	439,719	7,671
Credit Suisse Group AG Reg E	556,545	14,825
GAM Holding AG E	324,375	5,536
Givaudan S.A. Reg E	6,813	11,368
Novartis AG Reg E	723,393	67,091
Roche Holding AG Genusschein E	100,903	29,803
Swatch Groug AG E	18,387	8,717
Swiss Re AG E	104,450	8,447
UBS AG Reg E	1,388,548	24,133
Zurich Insurance Group AG E	46,290	14,009

Total Switzerland		202,182

United Kingdom - 22.09%
Common Stocks - (Cost $462,643)
Anglo American PLCB E	257,895	5,441
Aviva PLCB E	2,921,124	24,374
BAE Systems PLCB E	1,564,304	11,494
Balfour Beatty PLCB E	1,069,852	2,639
Barclays PLCB E	7,702,567	29,525
BG Group PLCB E	657,843	10,963
BP PLCB E	1,197,900	8,630
British American Tobacco PLCB E	794,531	45,127
British Sky Broadcasting Group PLCB E	180,820	2,564
Carnival PLCB E	308,349	12,295
Direct Line Insurance Group E	1,986,873	8,783
GlaxoSmithKline PLCB E	504,900	11,446
Glencore Xstrata PLCB E	2,647,354	13,573
HSBC Holdings PLCB E	2,943,406	30,006
Informa PLCB E	1,600,698	12,334
Kingfisher PLCB E	3,065,061	14,854
Lloyds Banking Group PLCB C E	40,412,540	49,938
Marks & Spencer Group PLCB E	1,472,810	9,596
Michael Page International PLCB E	928,226	5,782

See accompanying notes

18

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Petrofac Ltd. E	242,183	$4,115
Provident Financial Holdings PLCB E	162,141	5,513
Prudential PLCB E	1,018,973	23,547
Reed Elsevier PLCB E	944,000	15,527
Rexam PLCB E	3,007,442	22,919
Rio Tinto PLCB E	200,898	9,595
Rolls-Royce Holdings PLCB C E	476,815	6,442
Royal Dutch Shell PLC, Class AB E	862,860	30,899
Royal Dutch Shell PLC, Class BB E	256,246	9,506
RTL Group S.A. E	51,296	4,795
Standard Chartered PLCB E	250,260	3,767
Taylor Wimpey PLCB E	6,468,110	12,267
Tesco PLCB E	2,964,880	8,246
Unilever PLCB E	228,874	9,210
Vodafone Group PLCB E	6,965,386	23,145
William Hill PLCB E	1,354,606	7,820

Total Common Stock		506,677

Preferred Stocks - (Cost $69)
Rolls-Royce Holdings PLC, C SharesB C E	42,913,350	69

Total United Kingdom		506,746

SHORT-TERM INVESTMENTS - 3.72% (Cost $85,302)
JPMorgan U.S. Government Money Market Fund, Capital Class	85,301,977	85,302

SECURITIES LENDING COLLATERAL - 0.70%(Cost $16,136)
American Beacon U.S. Government Money Market Select Fund, Select ClassJ	12,816,829	12,817
DWS Government and Agency Securities Portfolio, Institutional Class	3,318,902	3,319

Total Securities Lending Collateral		16,136

TOTAL INVESTMENTS - 100.17% (Cost $2,023,475)		2,298,570
LIABILITIES, NET OF OTHER ASSETS - (0.17)%		(3,832)

TOTAL NET ASSETS - 100.00%		$2,294,738

Percentages are stated as a percent of net assets.

A	CDI - Chess Depository Interest.
B	PLC - Public Limited Company.
C	Non-income producing security.
D	All or a portion of this security is on loan at October 31, 2014.
E	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $2,098,858 or 91.3% of net assets.
F	REIT - Real Estate Investment Trust.
G	ADR - American Depositary Receipt.
H	CVA - Commanditzire Vennootschap op Aandelen (Dutch Certificate).
I	GDR - Global Depositary Receipt.
J	The Fund is affiliated by having the same investment advisor.

See accompanying notes

19

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2014

Futures Contracts Open on October 31, 2014:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
AEX Index November Futures	Long	24	November, 2014	$2,466,500	$137,385
CAC 40 November Futures	Long	166	November, 2014	8,800,410	302,145
DAX Index December Futures	Long	27	December, 2014	7,874,263	(187,197)
FTSE 100 Index December Futures	Long	184	December, 2014	19,148,607	(433,753)
FTSE MIB Index December Futures	Long	18	December, 2014	2,223,189	(61,116)
Hang Seng Index November Futures	Long	19	November, 2014	2,932,999	83,241
IBEX 35 Index November Futures	Long	25	November, 2014	3,267,589	93,690
OMXS 30 Index November Futures	Long	146	November, 2014	2,790,829	187,768
S&P TSX 60 Index December Futures	Long	60	December, 2014	9,026,751	(228,491)
SPI 200 December Futures	Long	61	December, 2014	7,405,154	160,049
TOPIX Index December Futures	Long	161	December, 2014	19,163,766	611,146

				$85,100,057	$664,867

Foreign Currency Contracts Open on October 31, 2014:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	818,985	12/10/2014	GSC	$6,501	$—	$6,501
Buy	AUD	5,428,180	12/10/2014	RBS	—	(326,429)	(326,429)
Buy	AUD	1,027,901	12/10/2014	BNP	68	—	68
Sell	AUD	563,546	12/10/2014	SCB	11,301	—	11,301
Sell	AUD	656,593	12/10/2014	UAG	—	(3,619)	(3,619)
Sell	AUD	796,163	12/10/2014	UAG	5,009	—	5,009
Buy	CAD	1,181,657	12/10/2014	GSC	—	(6,051)	(6,051)
Buy	CAD	7,786,519	12/10/2014	GSC	—	(295,662)	(295,662)
Buy	CAD	1,413,024	12/10/2014	BNP	—	(12,933)	(12,933)
Sell	CAD	819,093	12/10/2014	BOM	21,725	—	21,725
Sell	CAD	882,032	12/10/2014	UAG	710	—	710
Sell	CAD	1,114,285	12/10/2014	UAG	9,089	—	9,089
Buy	CHF	936,728	12/10/2014	BOA	—	(7,958)	(7,958)
Buy	CHF	7,230,261	12/10/2014	CBK	—	(257,750)	(257,750)
Buy	CHF	1,159,214	12/10/2014	BOA	—	(7,116)	(7,116)
Sell	CHF	584,285	12/10/2014	UAG	15,450	—	15,450
Sell	CHF	1,358,827	12/10/2014	UAG	27,807	—	27,807
Sell	CHF	532,303	12/10/2014	FBF	8,605	—	8,605
Buy	EUR	2,934,300	12/10/2014	BOA	—	(24,389)	(24,389)
Buy	EUR	19,365,467	12/10/2014	CBK	—	(689,082)	(689,082)
Buy	EUR	3,690,124	12/10/2014	BOA	—	(42,097)	(42,097)
Sell	EUR	2,602,139	12/10/2014	FBF	42,853	—	42,853
Sell	EUR	1,982,940	12/10/2014	SOG	63,582	—	63,582
Sell	EUR	2,201,039	12/10/2014	UAG	48,433	—	48,433
Buy	GBP	15,756,539	12/10/2014	BRC	—	(380,826)	(380,826)
Buy	GBP	2,301,303	12/10/2014	BOA	—	(29,696)	(29,696)
Buy	GBP	2,838,646	12/10/2014	BOA	—	(17,776)	(17,776)
Sell	GBP	2,056,619	12/10/2014	FBF	17,529	—	17,529
Sell	GBP	1,576,848	12/10/2014	CBK	29,661	—	29,661
Sell	GBP	1,864,711	12/10/2014	UAG	7,384	—	7,384
Buy	HKD	2,842,996	12/10/2014	JPM	—	(2,138)	(2,138)
Buy	JPY	14,444,469	12/10/2014	UAG	—	(991,144)	(991,144)
Buy	JPY	2,074,188	12/10/2014	GSC	—	(51,185)	(51,185)
Buy	JPY	2,671,092	12/10/2014	BNP	—	(107,421)	(107,421)
Sell	JPY	1,442,996	12/10/2014	BOA	59,159	—	59,159
Sell	JPY	1,631,777	12/10/2014	UAG	94,505	—	94,505
Sell	JPY	1,947,898	12/10/2014	UAG	76,275	—	76,275
Buy	SEK	308,657	12/10/2014	BOA	—	(7,214)	(7,214)
Buy	SEK	2,027,182	12/10/2014	CBK	—	(94,419)	(94,419)
Buy	SEK	395,878	12/10/2014	BOA	—	(10,717)	(10,717)
Sell	SEK	219,270	12/10/2014	SOG	7,681	—	7,681
Sell	SEK	245,003	12/10/2014	UAG	7,681	—	7,681
Sell	SEK	282,112	12/10/2014	FBF	1,954	—	1,954

					$562,962	$(3,365,622)	$(2,802,660)

See accompanying notes

20

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2014

Glossary:

Counterparty Abbreviations:
BNP	BNP Paribas, N.A.	CBK	Citibank, N.A.	RBS	Royal Bank of Scotland
BOA	Bank of America, N.A.	FBF	Credit Suisse International	SCB	Standard Charter Bank
BOM	Bank of Montreal	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank, N.A.	UAG	UBS AG

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
CAD	Canadian Dollar	GBP	British Pound	SEK	Swedish Krona
CHF	Swiss Franc	HKD	Hong Kong Dollar

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2014 (in thousands, except share and per share amounts)

	Emerging Markets Fund		International Equity Fund
Assets:
Investments in unaffiliated securities, at fair value A D		$131,718	$2,285,753
Investments in affiliated securities, at fair value B		—	12,817
Foreign currency, at fair valueC		192	—
Foreign currency deposits with brokers, at fair valueE		—	9,864
Deposit with brokers for futures contracts		191	326
Dividends and interest receivable		142	4,239
Receivable for investments sold		731	8,774
Receivable for fund shares sold		152	3,792
Receivable for tax reclaims		8	1,064
Receivable for expense reimbursement (Note 2)		—	16
Receivable for variation margin on open futures contracts		17	1,328
Unrealized appreciation from foreign currency contracts		14	563
Prepaid expenses		23	86

Total assets		133,188	2,328,622

Liabilities:
Payable for investments purchased		614	10,154
Payable for fund shares redeemed		162	1,862
Payable for variation margin from open futures contracts		—	662
Payable upon return of securities loaned		—	16,136
Payable under excess reimbursement plan		30	—
Management and investment advisory fees payable		112	656
Administrative service and service fees payable		11	663
Transfer agent fees payable		2	124
Custody and fund accounting fees payable		41	84
Professional fees payable		61	41
Trustee fees payable		3	24
Payable for prospectus and shareholder reports		10	77
Unrealized depreciation from foreign currency contracts		1	3,366
Payable for capital gains tax		104	—
Other liabilities		21	35

Total liabilities		1,172	33,884

Net Assets		$132,016	$2,294,738

Analysis of Net Assets:
Paid-in-capital		131,615	2,008,118
Undistributed (or overdistribution of) net investment income		(343)	60,882
Accumulated net realized gain (loss)		6,670	(46,626)
Unrealized appreciation or (depreciation) of investments		(1,747)	357,082
Unrealized (depreciation) of currency transactions		(4,217)	(85,384)
Unrealized appreciation of futures contracts		38	666

Net assets		$132,016	$2,294,738

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class		855,656	49,048,835

Y Class		148,525	26,264,924

Investor Class		684,290	18,042,383

Advisor Class		N/A	388,554

Retirement Class		N/A	58,541

A Class		85,046	442,044

C Class		17,721	160,867

AMR Class		8,807,255	22,371,181

Net assets (not in thousands):
Institutional Class		$10,596,611	$956,960,452

Y Class		$1,848,107	$530,836,707

Investor Class		$8,321,213	$348,541,811

Advisor Class	$	N/A	$7,677,201

Retirement Class	$	N/A	$1,211,668

A Class		$1,034,396	$8,540,234

C Class		$213,318	$3,028,934

AMR Class		$110,002,190	$437,941,309

See accompanying notes

22

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2014 (in thousands, except share and per share amounts)

	Emerging Markets Fund	International Equity Fund
Net asset value, offering and redemption price per share:
Institutional Class	$12.38	$19.51

Y Class	$12.44	$20.21

Investor Class	$12.16	$19.32

Advisor Class	N/A	$19.76

Retirement Class	N/A	$20.70

A Class	$12.16	$19.32

A Class (offering price)	$12.90	$20.50

C Class	$12.04	$18.83

AMR Class	$12.49	$19.58

A Cost of investments in unaffiliated securities	$137,586	$2,010,658
B Cost of investments in affiliated securities	$—	$12,817
C Cost of foreign currency	$192	$—
D Fair value of securities on loan	$—	$15,363
E Cost of foreign currency deposits with brokers	$—	$10,294

See accompanying notes

23

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2014 (in thousands)

	Emerging Markets Fund	International Equity Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$3,081	$76,685
Dividend income from affiliated securities	—	1
Interest income	—	19
Income derived from securities lending, net	—	1,633

Total investment income	3,081	78,338

Expenses:
Management and investment advisory fees (Note 2)	949	6,916
Administrative service fees (Note 2):
Institutional Class	29	2,870
Y Class	5	1,484
Investor Class	22	1,043
Advisor Class	—	19
Retirement Class	—	3
A Class	2	27
C Class	1	8
AMR Class	55	231
Transfer agent fees:
Institutional Class	1	484
Y Class	—	244
Investor Class	3	24
Advisor Class	—	1
A Class	—	2
C Class	—	1
AMR Class	4	16
Custody and fund accounting fees	397	655
Professional fees	114	110
Registration fees and expenses	53	103
Service fees (Note 2):
Y Class	2	495
Investor Class	18	1,304
Advisor Class	—	16
Retirement Class	—	2
A Class	1	11
C Class	—	4
Distribution fees (Note 2):
Advisor Class	—	16
Retirement Class	—	5
A Class	1	18
C Class	1	24
Prospectus and shareholder report expenses	17	234
Trustee fees	7	119
Other expenses	23	253

Total expenses	1,705	16,742

Net fees waived and expenses reimbursed (Note 2)	—	(152)

Net expenses	1,705	16,590

Net investment income	1,376	61,748

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from: B
Investments	10,238	96,967
Commission recapture (Note 3)	2	93
Foreign currency transactions	(1,389)	2,138
Futures contracts	64	7,919
Change in net unrealized appreciation or (depreciation) of:
InvestmentsC	(4,844)	(80,907)
Foreign currency transactions	(2,081)	(119,345)
Futures contracts	(18)	(2,094)

Net gain (loss) from investments	1,972	(95,229)

Net increase (decrease) in net assets resulting from operations	$3,348	$(33,481)

A Foreign taxes	316	6,338
B Net of foreign withholding taxes on capital gains	78	—
C Net of taxes on capital gains	(104)	—

See accompanying notes

24

American Beacon FundsSM

Statements of Changes of Net Assets (in thousands)

	Emerging Markets Fund		International Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,376	$1,011	$61,748	$38,592
Net realized gain from investments, futures contracts, and foreign currency transactions	8,915	2,980	107,117	74,936
Change in net unrealized appreciation or (depreciation) from investments, futures contracts, and foreign currency transactions	(6,943)	5,327	(202,346)	329,508

Net increase (decrease) in net assets resulting from operations	3,348	9,318	(33,481)	443,036

Distributions to Shareholders:
Net investment income:
Institutional Class	(100)	(92)	(14,406)	(16,101)
Y Class	(22)	(21)	(7,149)	(55)
Investor Class	(43)	(55)	(4,093)	(10,473)
Advisor Class	—	—	(73)	(106)
Retirement Class	—	—	(7)	—
A Class	(2)	(5)	(79)	(40)
C Class	—	—	(15)	(5)
AMR Class	(1,154)	(1,078)	(8,617)	(10,213)

Net distributions to shareholders	(1,321)	(1,251)	(34,439)	(36,993)

Capital Share Transactions:
Proceeds from sales of shares	29,751	39,656	637,106	1,003,459
Reinvestment of dividends and distributions	1,317	1,246	29,476	34,358
Cost of shares redeemed	(28,746)	(43,915)	(432,543)	(768,379)
Redemption fees	22	18	44	168

Net increase (decrease) in net assets from capital share transactions	2,344	(2,995)	234,083	269,606

Net increase in net assets	4,371	5,072	166,163	675,649

Net Assets:
Beginning of period	127,645	122,573	2,128,575	1,452,926

End of Period*	$132,016	$127,645	$2,294,738	$2,128,575

* Includes undistributed (or overdistribution of ) net investment income	$(343)	$903	$60,882	$31,437

See accompanying notes

25

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”),which is comprised of thirty-one Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Emerging Markets Fund and the American Beacon International Equity Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets.The Funds pay the unaffiliated investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2014 were as follows (dollars in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
Emerging Markets	0.74%	$949	$885	$64
International Equity	0.30%	6,916	5,596	1,320

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in income derived from securities lending and management and investment advisory fees on the Statements of Operations. During the year ended October 31, 2014, securities lending fees paid to the Manager on behalf of the International Equity Fund was $177,977.

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor and Retirement Classes and 0.05% of the average daily net assets of the AMR Class of the Funds. Prior to July 1, 2014, the Manager received an annualized fee of 0.40% of the average daily net assets of the A and C Classes. Beginning July 1, 2014, the Manager received an annualized fee of 0.30% of the average daily net assets of the A and C Classes of the Funds.

Distribution Plans

The Funds, except for the Advisor, Retirement, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Funds shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Brokerage Commissions

Affiliated entities of an investment advisor to the Emerging Markets Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $1,452 for the year ended October 31, 2014.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the U.S. Government Money Market Fund (the “USG Select Fund”), (collectively the “Select Funds”). Cash

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

collateral received by the Funds in connection with securities lending may be invested in the Select Funds. The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administration fees totaling 0.10% of the average daily net assets of the Select Funds. During the year ended October 31, 2014, fees earned by the Manager from the Select Funds were as follows:

	Direct Investments in Select Funds	Securities Lending Collateral Invested in Select Funds	Total
International Equity	$8,700	$42,648	$51,348

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended October 31, 2014, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager voluntary and contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded a Fund’s expense cap. For the year ended October 31, 2014, the Manager reimbursed expenses as follows:

		Expense Caps				Reimbursed
Fund	Class	11/1/13 to 2/28/14		3/1/14 to 10/31/14		(Recovered) Expenses	Expiration of Reimbursements
International Equity	Institutional*	0.71	%*	0.70	%*	151,730	2017
International Equity	Retirement	1.47%		N/A		(149)	2017

*	Voluntary Reimbursement

Of these amounts, $11,755 was receivable from the Manager to the International Equity Fund, at October 31, 2014. $30,231 was payable to the Manager from the Emerging Markets Fund at October 31, 2014. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Emerging Markets	$—	$28,833	2015
Emerging Markets	—	45,693	2016
International Equity	149	19,335	2015
International Equity	—	88,916	2016

The Manager recovered excess carryover expenses of $149 from the Retirement Class expiring in 2015 from the International Equity Fund for the period ended October 31, 2014. The Funds did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2014, Foreside collected $786 and $3,444 for Emerging Markets and International Equity Funds, respectively from the sale of Class A Shares.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2014, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2014, $264 and $713 in CDSC fees were collected for the Emerging Markets and International Equity Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern Standard Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts.

29

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of October 31, 2014, the investments were classified as described below (in thousands):

30

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Emerging Markets*	Level 1	Level 2	Level 3	Total
Foreign Preferred Stocks	$4,043	$943	$—	$4,986
Foreign Common Stocks	31,280	90,785	—	122,065
Foreign Convertible Bonds	—	48	—	48
Domestic Common Stocks	265	—	—	265
Short-Term Investments - Money Market Funds	4,354	—	—	4,354

Total Investments in Securities	$39,942	$91,776	$—	$131,718

Financial Derivative Instruments - Assets
Futures Contracts	$38	$—	$—	$38
Forward Currency Contracts	14	—	—	14

Total Financial Derivative Instruments - Assets	$52	$—	$—	$52

Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$1	$—	$—	$1

Total Financial Derivative Instruments - Liabilities	$1	$—	$—	$1

International Equity*	Level 1	Level 2	Level 3	Total
Foreign Preferred Stocks	$—	$69	$—	$69
Foreign Common Stocks	98,274	2,098,789	—	2,197,063
Short-Term Investments - Money Market Funds	85,302	—	—	85,302
Securities Lending Collateral invested in Money Market Funds	16,136	—	—	16,136

Total Investments in Securities	$199,712	$2,098,858	$—	$2,298,570

Financial Derivative Instruments - Assets
Futures Contracts	$1,575	$—	$—	$1,575
Foreign Currency Contracts	563	—	—	563

Total Financial Derivative Instruments - Assets	$2,138	$—	$—	$2,138

Financial Derivative Instruments - Liabilities
Futures Contracts	$910	$—	$—	$910
Foreign Currency Contracts	3,366	—	—	3,366

Total Financial Derivative Instruments - Liabilities	$4,276	$—	$—	$4,276

*	Refer to the Schedules of Investments for country information.

During the year ended October 31, 2014, the Emerging Markets Fund transferred securities with a value of $71,819 from Level 1 to Level 2 and the International Equity Fund transferred securities with a value of $1,757,141 from Level 1 to Level 2 as of the end of period in accordance with fair value procedures established by the Board (in thousands). These transfers were the result of determinations made by the Valuation Committee as significant unobservable inputs were used to determine the value of the securities because of a halt in trading as a result of news from the company of a plan of restructuring.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

31

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The AMR Class of the International Equity Fund and all Classes of the Emerging Markets Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Funds pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

4. Securities and Other Investments

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Chess Depository Instruments (“CDIs”)

CDIs are financial products in which a unit of beneficial ownership is the underlying financial interests of the issuer. The financial interests of the issuer can be foreign equities, debt or other securities through one or more nominee companies, known as depository nominees. These underlying financial interests are quoted on the Australian Stock Exchange (“ASX”) market. With the exception of voting arrangements and some corporate actions of foreign issuers domiciled in certain jurisdictions, the CDI holder has the same rights as holders of financial interests of the issuer that are legally registered in the holder’s name. All of the economic benefits such as dividends, bonus issues, rights issues, interest payments, and maturity payments or similar corporate actions flow through to the CDI holder as if you were the legal owner of the corresponding financial product. The difference between holding CDIs and holding the foreign shares of the issuer is that the holder has beneficial ownership of the equivalent number of foreign shares of the issuer instead of legal title. Legal title to the foreign shares of the issuer is held by a nominee company on behalf of CDI holders.

Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Reg S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the year ended October 31, 2014 are disclosed in the Notes to the Schedules of Investments.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Master Agreements

The Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-Buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

For the year ended October 31, 2014, the Funds entered into foreign currency exchange contracts primarily for hedging.

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD (in thousands).

	Average Forward Foreign Currency Notional Amount Outstanding at October 31, 2014
Fund	Purchased Contracts	Sold Contracts
Emerging Markets	$38	$395
International Equity	105,003	25,900

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended October 31, 2014, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Average Futures Contracts Outstanding
Fund	Year ended October 31, 2014
Emerging Markets	113
International Equity	920

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of financial derivative instruments on the Statements of Assets and Liabilities not accounted for as hedging instruments as of October 31, 2014:

Assets	Derivative	Emerging Markets	International Equity
Unrealized appreciation of foreign currency contracts	Foreign Exchange Contracts	$14	$563
Receivable for variation margin from open futures contracts(2)	Equity Contracts	17	1,328

		$31	$1,891

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Liabilities	Derivative	Emerging Markets	International Equity
Unrealized depreciation of foreign currency contracts	Foreign Exchange Contracts	$1	$3,366
Payable for variation margin from open futures contracts(2)	Equity Contracts	—	662

		$1	$4,028

The effect of financial derivative instruments not accounted for as hedging instruments on the Statements of Operations for the year ended October 31, 2014:

Statements of Operations:	Derivative	Emerging Markets	International Equity
Net realized gain (loss) from foreign currency contracts	Foreign Exchange Contracts	$(3)	$(1,336)
Net realized gain (loss) from futures contracts	Equity Contracts	64	7,919

		$61	$6,583

Statements of Operations:	Derivative	Emerging Markets	International Equity
Change in net unrealized appreciation or (depreciation) of foreign currency contracts	Foreign Exchange Contracts	$11	$(4,540)
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(18)	(2,095)

		$(7)	$(6,635)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject

36

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the Buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds’ investment advisors attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, such as International Swaps and Derivatives Association (“ISDA”) agreements which provide for the right to offset under certain circumstances. The Funds employ multiple investment advisors and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net

37

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2014 (in thousands).

Emerging Markets Fund

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts(1)	$17	$—	$17
Foreign Currency Contracts	14	—	14

	$31	$—	$31

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts(1)	$—	$—	$—
Foreign Currency Contracts	1	—	1

	$1	$—	$1

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2014:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Bank of America, N.A.	$2	$—	$—	$2
Goldman Sachs Bank USA(1)	22	—	—	22
UBS AG	4	—	—	4
State Street Bank and Trust Co. HK	2	—	—	2

	$30	$—	$—	$30

International Equity Fund

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Futures Contracts(1)	$1,328	$—	$1,328
Foreign Currency Contracts	563	—	563
Securities Lending	15,363	—	15,363

	$17,254	$—	$17,254

38

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

Offsetting of Financial Liabilities and Derivative Liabilities as of October 31, 2014:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts(1)	$662	$—	$662
Foreign Currency Contracts	3,366	—	3,366

	$4,028	$—	$4,028

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2014:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(2)	Net Amount
Bank of America, N.A.	$(88)	$—	$—	$(88)
Bank of Montreal	22	—	—	22
Barclays Bank DLC Wholesale	(381)	—	—	(381)
BNP Paribas S.A.	(120)	—	—	(120)
CitiBank, N.A	(1,012)	—	—	(1,012)
Credit Suisse Securities (USA)	10,962	—	10,962	—
Credit Suisse London Branch (GFX)	71	—	—	71
Goldman Sachs Bank USA(1)	666	—	—	666
Goldman Sachs Capital Markets LP	(347)	—	—	(347)
Goldman Sachs & Co.	267	—	267	—
JPMorgan Clearing Corp	2,247	—	2,247	—
JPMorgan Chase Bank N.A.	(2)	—	—	(2)
Merrill Lynch, Pierce, Fenner	1,887	—	1,887	—
Royal Bank of Scotland	(326)	—	—	(326)
Standard Chartered Bank	11	—	—	11
Societe Generale PLC	71	—	—	71
UBS AG	(702)	—	—	(702)

	$13,226	$—	$15,363	$(2,137)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $16,136 has been received in connection with securities lending transactions.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treaded as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

39

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

The tax character of distributions paid were as follows (in thousands):

	Emerging Markets		International Equity
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Distributions paid from: Ordinary income*
Institutional Class	$100	$92	$14,406	$16,101
Y Class	22	21	7,149	55
Investor Class	43	55	4,093	10,473
Advisor Class	—	—	73	106
Retirement Class	—		7
A Class	2	5	79	40
C Class	—	—	15	5
AMR Class	1,154	1,078	8,617	10,213

Total distributions paid	$1,321	$1,251	$34,439	$36,993

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2014, the components of distributable earnings or (deficit) on a tax basis were as follows (in thousands):

	Emerging Markets	International Equity
Cost basis of investments for federal income tax purposes	$140,452	$2,035,849
Unrealized appreciation	10,979	366,940
Unrealized depreciation	(19,712)	(104,219)

Net unrealized appreciation or (depreciation)	(8,733)	262,721
Undistributed ordinary income	1,706	58,083
Accumulated long-term gain or (loss)	7,396	(35,532)
Other temporary differences	32	1,350

Distributable earnings or (deficits)	$401	$286,622

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (losses) on certain derivative instruments, the realization for tax purposes of unrealized gain (losses) on investments in passive foreign investment companies, and Section 732 basis adjustments.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, gains (losses) from sales of investments in passive foreign investment companies, and Section 732 basis adjustments that have been reclassified as of October 31, 2014 (in thousands):

	Emerging Markets	International Equity
Paid-in-capital	$—	$309
Undistributed net investment income (loss)	(1,301)	2,136
Accumulated net realized gain (loss)	1,301	(2,445)
Unrealized appreciation or depreciation of investments, futures contracts, and foreign currency contracts	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

40

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

As of October 31, 2014 the capital loss carryforward position of the Fund prior to the provisions of RIC MOD that may be applied against realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first, are as follows (in thousands):

Fund	2017
International Equity	$35,965

The Emerging Markets Fund utilized $22 of long-term losses under the provisions of the Act. The International Equity Fund utilized $98,596 of loss carryforwards positions occurring prior to the provisions of the Act (in thousands).

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2014 were as follows (in thousands):

	Emerging Markets	International Equity
Purchases	$66,907	$793,735
Sales and Maturities	61,810	496,763

A summary of the International Equity Fund’s transactions in the USG Select Fund for the year ended October 31, 2014 is set forth below (in thousands):

Type of Transaction	Affiliated Fund	October 31, 2013 Shares/Fair Value	Purchases	Sales	October 31, 2014 Shares/Fair Value	Dividend Income
Direct	USG Select Fund	$10,000	$29,000	$39,000	$—	$1
Securities Lending	USG Select Fund	19,596	957,003	963,782	12,187	N/A

9. Securities Lending

The International Equity Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10% and 10%, respectively, of the income generated from securities lending.

41

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

At October 31, 2014, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$15,363	$—	$16,136

Cash collateral is listed in the Fund’s Schedules of Investments and is shown on Statements of Assets and Liabilities. Income earned on these investments is included in Income derived from securities lending in the Statements of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statements of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (shares and dollars in thousands):

For the Year ended October 31, 2014

	Institutional Class		Y Class		Investor Class		A Class
Emerging Markets Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	99	$1,222	170	$2,112	362	$4,513	55	$690
Redemption Fees	—	2	—	—	—	1	—	—
Reinvestment of dividends	9	100	2	21	4	42	—	1
Shares redeemed	(72)	(855)	(184)	(2,131)	(241)	(2,915)	(12)	(144)

Net increase (decrease) in shares outstanding	36	$469	(12)	$2	125	$1,641	43	$547

	C Class		AMR Class
Emerging Markets Fund	Shares	Amount	Shares	Amount
Shares sold	16	$195	1,719	$21,019
Redemption Fees	—	—	—	19
Reinvestment of dividends	—	—	99	1,153
Shares redeemed	(4)	(47)	(1,869)	(22,654)

Net increase (decrease) in shares outstanding	12	$148	(51)	$(463)

42

American Beacon FundsSM

Notes to Financial Statements

October 31, 2014

	Institutional Class		Y Class		Investor Class		Advisor Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	13,787	$279,279	8,027	$167,803	5,651	$113,559	205	$4,180
Redemption Fees	—	18	—	10	—	7	—	—
Reinvestment of dividends	627	12,437	204	4,201	207	4,066	4	73
Shares redeemed	(8,749)	(177,074)	(3,206)	(66,954)	(4,810)	(96,602)	(77)	(1,562)

Net increase in shares outstanding	5,665	$114,660	5,025	$105,060	1,048	$21,030	132	$2,691

	Retirement Class		A Class		C Class		AMR Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	36	$777	285	$5,687	103	$2,040	3,134	$63,781
Redemption Fees	—	—	—	—	—	—	—	9
Reinvestment of dividends	—	7	3	63	1	12	434	8,617
Shares redeemed	(13)	(285)	(52)	(1,038)	(6)	(111)	(4,414)	(88,917)

Net increase (decrease) in shares outstanding	23	$499	236	$4,712	98	$1,941	(846)	$(16,510)

For the Year Ended October 31, 2013

	Institutional Class		Y Class		Investor Class
Emerging Markets Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	167	$2,009	81	$933	117	$1,351
Redemption Fees	—	1	—	—	—	1
Reinvestment of dividends	8	92	2	20	5	54
Shares redeemed	(84)	(1,000)	(83)	(978)	(320)	(3,650)

Net increase (decrease) in shares outstanding	91	$1,102	—	$(25)	(198)	$(2,244)

	A Class		C Class		AMR Class
Emerging Markets Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7	$75	9	$100	3,016	$35,188
Redemption Fees	—	—	—	—	—	16
Reinvestment of dividends	—	2	—	—	90	1,078
Shares redeemed	(27)	(292)	(4)	(43)	(3,285)	(37,952)

Net increase (decrease) in shares outstanding	(20)	$(215)	5	$57	(179)	$(1,670)

	Institutional Class		Y Class		Investor Class		Advisor Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	13,571	$239,015	28,347	$506,048	7,619	$131,317	367	$6,480
Redemption Fees	—	71	—	17	—	40	—	—
Reinvestment of dividends	811	13,572	3	42	625	10,387	6	106
Shares redeemed	(8,904)	(157,386)	(7,201)	(129,986)	(19,776)	(337,332)	(201)	(3,475)

Net increase (decrease) in shares outstanding	5,478	$95,272	21,149	$376,121	(11,532)	$(195,588)	172	$3,111

	Retirement Class		A Class		C Class		AMR Class
International Equity Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	35	$650	159	$2,784	61	$1,045	6,551	$116,120
Redemption Fees	—	—	—	—	—	—	—	40
Reinvestment of dividends	—	—	2	33	—	5	610	10,213
Shares redeemed	(3)	(59)	(33)	(574)	(6)	(108)	(8,018)	(139,459)

Net increase (decrease) in shares outstanding	32	$591	128	$2,243	55	$942	(857)	$(13,086)

43

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class

	Year Ended October 31,
	2014		2013		2012		2011A		2010
Net asset value, beginning of period	$12.15		$11.33		$12.67		$14.55		$11.95

Income from investment operations:
Net investment income (loss)	0.13		0.09		0.12		0.16		0.13
Net gains (losses) from investments (both realized and unrealized)	0.23		0.86		0.11		(1.91)		2.63

Total income (loss) from investment operations	0.36		0.95		0.23		(1.75)		2.76

Less distributions:
Dividends from net investment income	(0.13)		(0.13)		(0.16)		(0.13)		(0.16)
Distributions from net realized gains	—		—		(1.41)		—		—

Total distributions	(0.13)		(0.13)		(1.57)		(0.13)		(0.16)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$12.38		$12.15		$11.33		$12.67		$14.55

Total returnC	3.05%		8.39%		3.05%		(12.18)%		23.36%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$10,597		$9,962		$8,256		$8,523		$9,023
Ratios to average net assets:
Expenses, before reimbursements	1.34%		1.64%		1.50%		1.55%		1.58%
Expenses, net of reimbursements	1.34%		1.35%		1.33%		1.24%		1.39%
Net investment income (loss), before reimbursements	1.05%		0.58%		0.87%		0.99%		0.58%
Net investment income (loss), net of reimbursements	1.05%		0.87%		1.04%		1.30%		0.77%
Portfolio turnover rate	51%		55%		44%		101%		64%

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

44

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class										Investor Class										A Class
Year Ended October 31,								March 1 to Oct. 31,		Year Ended October 31,										Year Ended October 31,								May 17 to Oct. 31,
2014		2013		2012		2011A		2010		2014		2013		2012		2011A		2010		2014		2013		2012		2011A		2010
$12.22		$11.41		$12.75		$14.53		$12.29		$11.93		$11.13		$12.44		$14.29		$11.77		$11.91		$11.11		$12.47		$14.27		$12.10

0.06		0.11		0.06		0.13		0.04		0.08		0.04		0.08		0.13		0.04		0.07		0.06		0.10		0.06		0.02
0.28		0.83		0.16		(1.91)		2.20		0.23		0.84		0.12		(1.93)		2.63		0.24		0.82		0.09		(1.85)		2.15

0.34		0.94		0.22		(1.78)		2.24		0.31		0.88		0.20		(1.80)		2.67		0.31		0.88		0.19		(1.79)		2.17

(0.12)		(0.13)		(0.15)		—		—		(0.08)		(0.08)		(0.10)		(0.05)		(0.15)		(0.06)		(0.08)		(0.14)		(0.01)		—
—		—		(1.41)		—		—		—		—		(1.41)		—		—		—		—		(1.41)		—		—

(0.12)		(0.13)		(1.56)		—		—		(0.08)		(0.08)		(1.51)		(0.05)		(0.15)		(0.06)		(0.08)		(1.55)		(0.01)		—

0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

$12.44		$12.22		$11.41		$12.75		$14.53		$12.16		$11.93		$11.13		$12.44		$14.29		$12.16		$11.91		$11.11		$12.47		$14.27

2.85%		8.22%		2.91%		(12.25)%		18.23	%D	2.61%		7.89%		2.72%		(12.65)%		22.85%		2.65%		7.94%		2.64%		(12.58)%		17.93	%D

$1,848		$1,962		$1,837		$5,296		$13		$8,321		$6,675		$8,427		$9,030		$12,478		$1,035		$491		$685		$433		$2

1.45%		1.75%		1.72%		1.68%		1.82	%E	1.79%		1.95%		1.84%		1.84%		1.86%		1.73%		2.19%		2.01%		2.97%		2.26	%E
1.45%		1.45%		1.44%		1.33%		1.42	%E	1.79%		1.79%		1.75%		1.70%		1.77%		1.73%		1.79%		1.78%		1.46%		1.78	%E
0.76%		0.56%		(0.05)%		0.99%		0.40	%E	0.61%		0.26%		0.56%		0.77%		0.29%		0.54%		0.11%		0.46%		(0.10)%		(0.10	)%E
0.76%		0.86%		0.23%		1.35%		0.79	%E	0.61%		0.42%		0.65%		0.91%		0.37%		0.54%		0.52%		0.69%		1.41%		0.39	%E
51%		55%		44%		101%		64	%F	51%		55%		44%		101%		64%		51%		55%		44%		101%		64	%F

45

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class										AMR Class
	Year Ended October 31,								Sept. 1 to Oct. 31,		Year Ended October 31,
	2014		2013		2012		2011A		2010		2014		2013		2012		2011A		2010
Net asset value, beginning of period	$11.83		$11.05		$12.38		$14.26		$12.89		$12.25		$11.44		$12.74		$14.62		$12.02

Income from investment operations:
Net investment income (loss)	0.00		(0.05)		0.03		0.09		(0.02)		0.14		0.12		0.14		0.18		0.11
Net gains (losses) from investments (both realized and unrealized)	0.24		0.83		0.07		(1.97)		1.39		0.23		0.83		0.12		(1.97)		2.68

Total income (loss) from investment operations	0.24		0.78		0.10		(1.88)		1.37		0.37		0.95		0.26		(1.79)		2.79

Less distributions:
Dividends from net investment income	(0.03)		—		(0.02)		—		—		(0.13)		(0.14)		(0.15)		(0.09)		(0.19)
Distributions from net realized gains	—		—		(1.41)		—		—		—		—		(1.41)		—		—

Total distributions	(0.03)		—		(1.43)		—		—		(0.13)		(0.14)		(1.56)		(0.09)		(0.19)

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$12.04		$11.83		$11.05		$12.38		$14.26		$12.49		$12.25		$11.44		$12.74		$14.62

Total return	2.00%		7.06%		1.83%		(13.18)%		10.63	%D	3.08%		8.34%		3.26%		(12.30)%		23.47%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$213		$62		$5		$8		$1		$110,002		$108,493		$103,363		$113,894		$128,841
Ratios to average net assets:
Expenses, before reimbursements	2.47%		3.26%		3.74%		26.96%		4.49	%E	1.29%		1.39%		1.24%		1.31%		1.34%
Expenses, net of reimbursements	2.47%		2.54%		2.52%		2.41%		2.54	%E	1.29%		1.39%		1.24%		1.31%		1.34%
Net investment income (loss), before reimbursements	0.00%		(0.55)%		(1.19)%		(23.86)%		(2.91	)%E	1.11%		0.90%		1.15%		1.29%		0.79%
Net investment income (loss), net of reimbursements	0.00%		0.18%		0.03%		0.69%		(0.96	)%E	1.11%		0.90%		1.15%		1.29%		0.79%
Portfolio turnover rate	51%		55%		44%		101%		64	%F	51%		55%		44%		101%		64%

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

46

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47

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2014	2013	2012A	2011	2010
Net asset value, beginning of period	$20.07	$16.05	$15.27	$16.67	$15.51

Income from investment operations:
Net investment income	0.54	0.36	0.41	0.46	0.35
Net gains (losses) from investments (both realized and unrealized)	(0.77)	4.07	0.92	(1.41)	1.30

Total income (loss) from investment operations	(0.23)	4.43	1.33	(0.95)	1.65

Less distributions:
Dividends from net investment income	(0.33)	(0.41)	(0.55)	(0.45)	(0.49)
Distributions from net realized gains	—	—	—	—	—

Total distributions	(0.33)	(0.41)	(0.55)	(0.45)	(0.49)

Redemption fees added to beneficial interest C	—	—	—	—	—

Net asset value, end of period	$19.51	$20.07	$16.05	$15.27	$16.67

Total return B	(1.18)%	28.14%	9.25%	(5.89)%	10.81%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$956,960	$870,729	$608,256	$512,093	$527,718
Ratios to average net assets:
Expenses, before reimbursements	0.72%	0.72%	0.72%	0.70%	0.71%
Expenses, net of reimbursements	0.70%	0.71%	0.72%	0.70%	0.71%
Net investment income (loss), before reimbursements	2.74%	2.16%	2.85%	2.90%	2.21%
Net investment income, net of reimbursements	2.76%	2.17%	2.85%	2.90%	2.21%
Portfolio turnover rate	23%	27%	60%	33%	38%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Amount represents less than $0.01 per share.

48

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class
Year Ended October 31,					Year Ended October 31,
2014	2013	2012A	2011	2010	2014	2013	2012A	2011	2010
$20.81	$16.65	$15.82	$17.17	$15.52	$19.86	$15.88	$15.11	$16.42	$15.30

0.50	0.62	0.41	0.49	0.04	0.46	0.25	0.38	0.44	0.29
(0.77)	3.97	0.95	(1.50)	1.61	(0.76)	4.09	0.87	(1.44)	1.27

(0.27)	4.59	1.36	(1.01)	1.65	(0.30)	4.34	1.25	(1.00)	1.56

(0.33)	(0.43)	(0.53)	(0.34)	—	(0.24)	(0.36)	(0.48)	(0.31)	(0.44)
—	—	—	—	—	—	—	—	—	—

(0.33)	(0.43)	(0.53)	(0.34)	—	(0.24)	(0.36)	(0.48)	(0.31)	(0.44)

—	—	—	—	—	—	—	—	—	—

$20.21	$20.81	$16.65	$15.82	$17.17	$19.32	$19.86	$15.88	$15.11	$16.42

(1.31)%	28.04%	9.15%	(6.00)%	10.63%	(1.54)%	27.81%	8.77%	(6.21)%	10.36%

$530,837	$441,946	$1,512	$720	$245	$348,542	$337,424	$453,142	$386,560	$463,704

0.82%	0.85%	0.80%	0.81%	0.81%	1.05%	1.04%	1.09%	1.07%	1.07%
0.82%	0.85%	0.80%	0.81%	0.81%	1.05%	1.04%	1.09%	1.07%	1.07%
2.62%	2.55%	2.74%	3.00%	1.44%	2.36%	1.67%	2.50%	2.55%	1.83%
2.62%	2.55%	2.74%	3.00%	1.44%	2.36%	1.67%	2.50%	2.55%	1.83%
23%	27%	60%	33%	38%	23%	27%	60%	33%	38%

49

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class

	Year Ended October 31,
	2014	2013	2012A	2011	2010
Net asset value, beginning of period	$20.36	$16.36	$15.52	$16.74	$15.20

Income from investment operations:
Net investment income (loss)	0.44	(0.41)	0.09	0.07	0.89
Net gains (losses) from investments (both realized and unrealized)	(0.77)	4.83	1.18	(1.12)	0.65

Total income (loss) from investment operations	(0.33)	4.42	1.27	(1.05)	1.54

Less distributions:
Dividends from net investment income	(0.27)	(0.42)	(0.43)	(0.17)	—
Distributions from net realized gains	—	—	—	—	—

Total distributions	(0.27)	(0.42)	(0.43)	(0.17)	—

Redemption fees added to beneficial interestF	—	—	—	—	—

Net asset value, end of period	$19.76	$20.36	$16.36	$15.52	$16.74

Total returnB	(1.64)%	27.51%	8.59%	(6.35)%	10.13%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$7,677	$5,232	$1,397	$1,015	$746
Ratios to average net assets:
Expenses, before reimbursements	1.19%	1.20%	1.31%	1.24%	1.26%
Expenses, net of reimbursements	1.19%	1.20%	1.31%	1.24%	1.26%
Net investment income (loss), before reimbursements	2.21%	1.39%	2.18%	2.52%	1.64%
Net investment income, net of reimbursements	2.21%	1.39%	2.18%	2.52%	1.64%
Portfolio turnover rate	23%	27%	60%	33%	38%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F	Amount represents less than $0.01 per share.

50

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Retirement Class					A Class
									May 17 to Oct. 31,
Year Ended October 31,					Year Ended October 31,
2014	2013	2012A	2011	2010	2014	2013	2012A	2011	2010
$21.31	$16.75	$15.44	$16.71	$15.20	$19.92	$16.02	$15.33	$16.40	$14.14

0.30	0.19	(0.45)	0.39	0.22	0.46	0.43	0.48	0.12	0.03
(0.71)	4.37	1.76	(1.44)	1.29	(0.78)	3.89	0.76	(1.14)	2.23

(0.41)	4.56	1.31	(1.05)	1.51	(0.32)	4.32	1.24	(1.02)	2.26

(0.20)	—	—	(0.22)	—	(0.28)	(0.42)	(0.55)	(0.05)	—
—	—	—	—	—	—	—	—	—	—

(0.20)	—	—	(0.22)	—	(0.28)	(0.42)	(0.55)	(0.05)	—

—	—	—	—	—	—	—	—	—	—

$20.70	$21.31	$16.75	$15.44	$16.71	$19.32	$19.92	$16.02	$15.33	$16.40

(1.93)%	27.22%	8.48%	(6.37)%	9.93%	(1.65)%	27.51%	8.62%	(6.26)%	15.98	%C

$1,212	$755	$52	$1	$1	$8,540	$4,113	$1,255	$461	$4

1.46%	1.46%	6.40%	3.43%	1.66%	1.15%	1.21%	1.29%	2.24%	1.26	%D
1.47%	1.47%	1.24%	1.30%	1.47%	1.15%	1.25%	1.26%	1.22%	1.25	%D
1.97%	1.78%	(3.06)%	0.17%	1.25%	2.31%	1.73%	2.03%	1.03%	0.96	%D
1.95%	1.78%	2.10%	2.30%	1.44%	2.31%	1.69%	2.07%	2.05%	0.98	%D
23%	27%	60%	33%	38%	23%	27%	60%	33%	38	%E

51

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,				Sept. 1 to Oct. 31, 2010
	2014	2013	2012A	2011
Net asset value, beginning of period	$19.47	$15.70	$15.21	$16.39	$14.82

Income from investment operations:
Net investment income (loss)	0.30	0.52	0.40	0.07	(0.01)
Net gains (losses) from investments (both realized and unrealized)	(0.75)	3.59	0.71	(1.25)	1.58

Total income (loss) from investment operations	(0.45)	4.11	1.11	(1.18)	1.57

Less distributions:
Dividends from net investment income	(0.19)	(0.34)	(0.62)	—	—
Distributions from net realized gains	—	—	—	—	—

Total distributions	(0.19)	(0.34)	(0.62)	—	—

Redemption fees added to beneficial interestF	—	—	—	—	—

Net asset value, end of period	$18.83	$19.47	$15.70	$15.21	$16.39

Total return B	(2.36)%	26.56%	7.89%	(7.20)%	10.59	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,029	$1,220	$115	$76	$1
Ratios to average net assets:
Expenses, before reimbursements	1.90%	1.95%	2.12%	7.39%	2.60	%D
Expenses, net of reimbursements	1.90%	1.99%	1.98%	1.95%	1.99	%D
Net investment income (loss), before reimbursements	1.53%	1.13%	1.56%	(4.32)%	(0.81	)%D
Net investment income, net of reimbursements	1.53%	1.09%	1.70%	1.11%	(0.20	)%D
Portfolio turnover rate	23%	27%	60%	33%	38	%E

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F	Amount represents less than $0.01 per share.

52

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

AMR Class

Year Ended October 31,
2014	2013	2012A	2011	2010
$20.12	$16.08	$15.31	$16.78	$15.61

0.60	0.46	0.49	0.53	0.39

(0.77)	4.04	0.87	(1.44)	1.30

(0.17)	4.50	1.36	(0.91)	1.69

(0.37)	(0.46)	(0.59)	(0.56)	(0.52)
—	—	—	—	—

(0.37)	(0.46)	(0.59)	(0.56)	(0.52)
—	—	—	—	—

$19.58	$20.12	$16.08	$15.31	$16.78

(0.88)%	28.56%	9.47%	(5.62)%	11.05%

$437,941	$467,156	$387,197	$388,185	$469,414
0.42%	0.43%	0.45%	0.45%	0.46%

0.42%	0.43%	0.45%	0.45%	0.46%
2.99%	2.47%	3.16%	3.15%	2.45%
2.99%	2.47%	3.16%	3.15%	2.45%
23%	27%	60%	33%	38%

53

American Beacon FundsSM

Privacy Policy and Federal Tax Information

October 31, 2014 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2013. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Emerging Markets	International Equity
Corporate Dividends Received Deduction	0.00%	0.00%
Qualified Dividend Income	100.00%	100.00%

The International Equity Fund designated a foreign tax credit of $6,142,243.

Shareholders will receive notification in January 2015 of the applicable tax information necessary to prepare their 2014 income tax returns.

54

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisor Agreements of the Funds (Unaudited)

At in-person meetings held on May 15, 2014 and June 5, 2014 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 5 meeting, approved: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “Funds”); and (2) the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) among the Manager, each subadvisor and, as applicable, the Beacon Trust, other than the Investment Advisory Agreements with subadvisors with respect to which the Board approved a new Investment Advisory Agreement within the past year (each a “subadvisor”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), Bobroff Consulting, Inc. and Callan Associates, Inc. (“Callan”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee coordinated the production of information from Lipper and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Lipper and Morningstar, and to the performance of any similar accounts managed by the firm;

•	for Funds having multiple firms managing assets, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with those of comparable mutual funds, including peer group averages and fee and expense analyses provided by Lipper and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services, including Callan’s review of the Funds’ securities lending program; and

•	information regarding a firm’s financial condition, the personnel who are or will be assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board considered that the Manager provides management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have a single contract governing both types of services, and observed that the actual management fee rates provided by Lipper for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. For the American Beacon Holland Large Cap Growth Fund, the comparison was made using the Investor Class of shares due to the short period of time that its Institutional Class of shares has been in existence. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

55

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisor Agreements of the Funds (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager and, in some instances, the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. In considering the management fees for overseeing the securities lending program, the Board reviewed the analysis of the securities lending program prepared by Callan. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

56

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisor Agreements of the Funds (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For all Funds, other than for the American Beacon Money Market Select Fund and American Beacon U.S. Government Money Market Select Fund for which information was not available, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Emerging Markets Fund

In considering the renewal of the Management Agreement for the American Beacon Emerging Markets Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

57

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisor Agreements of the Funds (Unaudited)

Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	1st Quintile

In considering the renewal of the Investment Advisory Agreements with The Boston Company Asset Management, LLC (“TBC”), Morgan Stanley Investment Management Inc., (“Morgan Stanley”) including the Morgan Stanley subadvisors Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, and Brandes Investment Partners, L.P. (“Brandes”), the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

Morgan Stanley	5 years	2nd Quintile
TBC	5 years	5th Quintile
Brandes*	3 years	2nd Quintile

*	Brandes does not yet have a 5-year performance record.

(1) Information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; (2) the Manager’s explanation that, until August 2013, market conditions were not favorable for TBC’s value approach to investing; (3) certain fee waivers to be made by TBC; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Emerging Markets Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Emerging Markets Fund.

Additional Considerations and Conclusions with Respect to the American Beacon International Equity Fund

In considering the renewal of the Management Agreement for the American Beacon International Equity Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	1st Quintile

In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”), and Templeton Investment Counsel, LLC (“Templeton”), the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

Causeway	5 years	1st Quintile
Lazard	5 years	2nd Quintile
Templeton	5 years	1st Quintile

(1) Information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; and (2) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon International Equity Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon International Equity Fund.

58

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees thirty-three funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (56)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (77)	Trustee since 1996

Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (51)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

59

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
Gene L. Needles, Jr. (59)	One Year President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-2012), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (55)	VP, Secretary and Chief Legal Officer since 2006	General Counsel, Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (54)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (48)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (53)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (50)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (39)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (51)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

60

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor, And Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or summary prospectus.

American Beacon Funds, American Beacon Emerging Markets Fund, and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

AR 10/14

American Beacon® FUNDS

2014 ANNUAL REPORT

OCTOBER 31, 2014

LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2014

Dear Shareholders,

The economic recovery that began in mid-2009 has continued, and the U.S. equity bull market entered into its fifth year during the reporting period. As a testament to the continuing strength of the stock market, both the S&P 500 Index and the Dow Jones Industrial Average ended the period under review with record highs on October 31.

Coinciding with the rise of the equity markets, the U.S. economy continues to produce more encouraging data for investors. The positive trends include an improving gross domestic product, lower unemployment and steady job growth. Additionally, the Federal Open Market Committee (FOMC) reiterated its objective to keep the Federal Funds Rate near zero as well as announcing in October the end of its asset purchase program.

Challenges to both the economy and stock markets, however, still exist. Many of the world’s economies, especially in Europe and Asia, are experiencing increasingly uneven growth rates despite favorable monetary policies. Geopolitical uncertainty continues to test the global economy.

We believe it takes a skillful, active manager to navigate the wide variety of market conditions present. We are proud to provide you access to some of the world’s most respected asset managers and grateful you placed your confidence in us.

For the 12 months ended October 31, 2014, the American Beacon Large Cap Value Fund (Investor Class) returned 14.50%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2014 (Unaudited)

Underlying economic growth in the U.S. gained momentum at the end of the 2013 calendar year. Household net worth rose sharply, spurred by rising house prices and a surging stock market. This increase in household net worth, along with a modest improvement in jobs growth, bolstered consumer confidence. U.S. equities moved higher due to the favorable economic data and as a result, became significantly less cheap (compared to a year earlier). Valuations reached historical norms but were not excessive with regard to earnings, profit margins and balance sheet strength. Around this time, Europe was stabilizing and the first signs of China’s slowing activity appeared.

The first few months of 2014 seemed relatively sedate compared to the market surge we saw in the prior year. A small market correction occurred in January but was followed by a number of months with positive performance. During the winter, extreme cold weather became a factor as it depressed economic activity for the country, leading to U.S. gross domestic product (GDP) growth becoming temporarily negative. However, overall economic data showed some positive signs with solid improvements in jobs growth, unemployment, auto sales, air and railroad traffic and loan growth. Very low inflation allowed the U.S. Federal Reserve to stay committed to its expansionary policy with interest rates near zero.

The second quarter benefited from catch-up demand. U.S. GDP growth was a stellar 4.6%, and jobs growth, auto sales, consumer confidence and railroad traffic were all positive for the period. These factors contributed to the positive performance of the market (S&P 500 earnings were up almost 10%). The move during this time pushed equity valuations to more attractive levels.

The S&P 500 Index was up 17.27% for the one-year period ended October 31, 2014, while the Dow Jones Industrial Average gained 14.48%. The Russell 1000 Index, a measure of the large-cap segment of U.S. equities, posted 16.78% return while the Russell 2000 Index, which measures the small-cap segment, was positive 8.06%.

The period closed with the U.S. economy continuing to strengthen. U.S. real GDP grew 3.3% in the third quarter. Solid jobs growth and diminishing new unemployment claims attested to the sustainability of the U.S. recovery. However, the positive outlook for the U.S. growth is tempered by the strong rise in the value of the dollar that could slow exports and make imports more competitive.

2

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Investor Class of the Large Cap Value Fund (the “Fund”) returned 14.50% for the twelve months ended October 31, 2014. The Fund underperformed the Russell 1000® Value Index (the “Index”) return of 16.46% for the same period.

Comparison of Change in Value of a $10,000 Investment

for the Period from 10/31/04 through 10/31/14

Total Returns for the Period ended 10/31 /2014

	1 Year	5 Years	10 Years	Value of $10,000 10/31/04- 10/31/14
Institutional Class (1,8)	14.89%	15.97%	8.42%	$22,437
Y Class (1, 2, 8)	14.78%	15.86%	8.36%	22,326
Investor Class (1,8)	14.50%	15.56%	8.08%	21,750
Advisor Class (1,3,8)	14.35%	15.41%	7.90%	21,381
Retirement Class (1,4,8)	14.04%	15.07%	7.72%	21,031
A Class with sales charge (1,5,8)	7.79%	14.06%	7.38%	20,378
A Class without sales charge (1,5,8)	14.37%	15.43%	8.02%	21,621
C Class with sales charge (1,6,8)	12.48%	14.67%	7.66%	20,920
C Class without sales charge (1,6,8)	13.48%	14.67%	7.66%	20,920
AMR Class (1,8)	15.20%	16.28%	8.70%	23,025
Russell 1000 Value Index (7)	16.46%	16.49%	7.90%	21,393

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/04 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/04.
3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/04 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/04. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005 and 2009. Performance prior to waiving fees was lower than the actual returns shown for these periods.
4.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/04 through 5/31/05 and the Advisor Class from 6/1/05 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/04.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/04 through 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/04. A Class shares have a maximum sales charge of 5.75%.
6.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/04 through 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/04. A portion of the fees charged to the C Class was waived from 2010 through 2012 and recovered in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
7.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the

3

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2014 (Unaudited)

Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.59%, 0.67%, 0.94%, 1.08%, 1.34%, 0.99%, 1.75%, and 0.33%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to stock selection as sector allocation added minimal value relative to the Index. From a stock selection standpoint, the Fund’s Energy, Consumer Discretionary and Health Care holdings detracted most from performance. In the Energy sector, Cobalt International Energy (down 47.5%), Seadrill (down 44.9%) and BP (down 1.9%) had the largest negative impact to the Fund’s returns. General Motors (down 12.1%), Target (down 1.2%) and Toyota Motor (down 4.8%) detracted the most relative value in the Consumer Discretionary sector. In the Health Care sector, Sanofi (down 10.6%) and GlaxoSmithKline (down 14.6%) hurt performance.

The aforementioned poor performance was somewhat offset by good stock selection in the Industrials and Information Technology sectors. A smaller allocation, versus the Index, to General Electric (up 1.9%) positively impacted the Fund’s returns in the Industrials sector. The Fund’s position in General Dynamics (up 64.4%) and Lockheed Martin (up 49.1%) also contributed to performance. Microsoft (up 36.0%), Hewlett Packard (up 51.6%) and Cisco Systems (up 16.4%) were the largest contributors in the Information Technology sector.

The Fund’s overweight position in Information Technology, the best performing sector in the Index, added relative value through sector allocation. This good performance was mostly negated by an overweight in Consumer Discretionary, which detracted from the Fund’s returns.

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)

JPMorgan Chase & Co.		3.8
Citigroup		3.0
Wells Fargo & Co.		2.5
Bank of America Corp.		2.3
WellPoint, Inc.		1.9
Oracle Corp.		1.8
Pfizer, Inc.		1.8
Verizon Communications, Inc.		1.8
Microsoft Corp.		1.7
Target Corp.		1.6
Total Fund Holdings	195

Sector Allocation (% Equities)

Financials	26.6
Health Care	13.8
Consumer Discretionary	12.5
Information Technology	12.2
Energy	10.3
Industrials	9.3
Consumer Staples	6.1
Telecommunication Services	5.1
Utilities	3.1
Materials	1.0

4

American Beacon Large Cap Value FundSM

Fund Expenses

October 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14 - 10/31/14
Institutional Class
Actual	$1,000.00	$1,047.66	$2.99
Hypothetical **	$1,000.00	$1,022.28	$2.96
Y Class
Actual	$1,000.00	$1,046.89	$3.46
Hypothetical **	$1,000.00	$1,021.83	$3.41
Investor Class
Actual	$1,000.00	$1,045.72	$4.80
Hypothetical **	$1,000.00	$1,020.52	$4.74
Advisor Class
Actual	$1,000.00	$1,045.01	$5.52
Hypothetical **	$1,000.00	$1,019.81	$5.45
Retirement Class
Actual	$1,000.00	$1,043.58	$6.85
Hypothetical **	$1,000.00	$1,018.50	$6.77
A Class
Actual	$1,000.00	$1,045.55	$5.21
Hypothetical **	$1,000.00	$1,020.11	$5.14
AMR Class
Actual	$1,000.00	$1,048.87	$1.65
Hypothetical **	$1,000.00	$1,023.59	$1.63
C Class
Actual	$1,000.00	$1,040.87	$9.26
Hypothetical **	$1,000.00	$1,016.13	$9.15

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.58%, 0.67%, 0.93%, 1.07%, 1.33%, 1.01%, 1.80%, and 0.32% for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Large Cap Value Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Large Cap Value Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 30, 2014

6

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 95.77%
CONSUMER DISCRETIONARY - 11.97%
Auto Components - 1.47%
Delphi Automotive PLCA	141,967	$9,793
Johnson Controls, Inc.	3,351,526	158,359

		168,152

Automobiles - 3.72%
Ford Motor Co.	5,869,300	82,698
General Motors Co.	5,250,598	164,870
Honda Motor Co., Ltd., Sponsored ADRB	978,400	31,426
Toyota Motor Corp., Sponsored ADRB	1,200,100	145,632

		424,626

Hotels, Restaurants & Leisure - 0.44%
Carnival Corp.	417,300	16,755
McDonald’s Corp.	359,666	33,711

		50,466

Household Durables - 0.37%
Stanley Black & Decker, Inc.	453,589	42,474

Leisure Equipment & Products - 0.07%
Hasbro, Inc.	101,188	5,821
Mattel, Inc.	55,840	1,735

		7,556

Media - 3.23%
Comcast Corp., Special, Class A	1,111,848	61,308
DIRECTVC	516,400	44,818
Interpublic Group of Cos., Inc.	2,314,300	44,874
McGraw-Hill Cos., Inc.	60,438	5,468
Omnicom Group, Inc.	431,323	30,995
Time Warner Cable, Inc.	294,800	43,398
Time Warner, Inc.	125,261	9,954
Time, Inc.	13,428	303
Tribune Media Co., Class AC	878,459	58,858
Viacom, Inc., Class B	787,224	57,215
Walt Disney Co.	132,906	12,145

		369,336

Multiline Retail - 2.06%
Dillard’s, Inc., Class A	359,800	38,052
Kohl’s Corp.	50,568	2,742
Nordstrom, Inc.	246,500	17,898
Target Corp.	2,867,653	177,279

		235,971

Specialty Retail - 0.61%
Advance Auto Parts, Inc.	52,819	7,762
Bed Bath & Beyond, Inc.C	578,196	38,937
Lowe’s Cos., Inc.	316,300	18,092
Staples, Inc.	379,924	4,817

		69,608

Total Consumer Discretionary		1,368,189

CONSUMER STAPLES - 5.81%
Beverages - 0.76%
Diageo PLC, Sponsored ADRA B	559,506	66,005
Dr Pepper Snapple Group, Inc.	63,513	4,398
Molson Coors Brewing Co., Class B	222,300	16,535

		86,938

Food & Drug Retailing - 0.99%
CVS Caremark Corp.	252,510	21,668
Sysco Corp.	539,196	20,781
Wal-Mart Stores, Inc.	922,200	70,336

		112,785

	Shares	Fair Value
		(000’s)
Food Products - 1.10%
Bunge Ltd.	199,200	$17,659
Danone S.A., Sponsored ADRB	655,687	8,963
General Mills, Inc.	340,626	17,699
Kellogg Co.	443,376	28,358
Mondelez International, Inc., Class A	939,700	33,134
Nestle S.A., Sponsored ADRB	272,454	19,979

		125,792

Household Products - 0.06%
Procter & Gamble Co.	74,520	6,503

Tobacco - 2.90%
Altria Group, Inc.	1,404,205	67,879
Imperial Tobacco Group PLC, ADRA B	927,911	80,840
Lorillard, Inc.	203,103	12,491
Philip Morris International, Inc.	1,920,942	170,983

		332,193

Total Consumer Staples		664,211

ENERGY - 9.87%
Energy Equipment & Services - 1.02%
Cobalt International Energy, Inc.C	4,124,700	48,300
Halliburton Co.	1,104,600	60,907
Schlumberger Ltd.	72,325	7,136

		116,343

Oil & Gas - 8.85%
Apache Corp.	625,647	48,300
BP PLC, Sponsored ADRA B	3,604,959	156,671
Canadian Natural Resources Ltd.	2,037,600	71,071
Chevron Corp.	588,884	70,637
ConocoPhillips	1,189,240	85,804
EOG Resources, Inc.	62,560	5,946
Exxon Mobil Corp.	267,984	25,917
Hess Corp.	368,600	31,261
Kosmos Energy Ltd.C	1,751,200	16,339
Marathon Oil Corp.	1,532,500	54,251
Marathon Petroleum Corp.	446,350	40,573
Murphy Oil Corp.	862,800	46,065
Occidental Petroleum Corp.	1,574,339	140,006
Phillips 66	1,051,720	82,560
Royal Dutch Shell PLC, Class A, ADRA B	1,298,502	93,219
Seadrill Ltd.	1,861,500	42,815

		1,011,435

Total Energy		1,127,778

FINANCIALS - 25.52%
Banks - 2.46%
Bank of New York Mellon Corp.	1,240,366	48,027
Citizens Financial Group	2,448,600	57,836
PNC Financial Services Group, Inc.	1,334,071	115,251
SunTrust Banks, Inc.	1,026,300	40,169
U.S. Bancorp	469,372	19,995

		281,278

Diversified Financials - 16.26%
American Express Co.	943,100	84,832
Bank of America Corp.	15,470,190	265,468
BlackRock, Inc., Class A	33,935	11,576
Blackstone Group, LPD	1,682,700	50,683
Capital One Financial Corp.	1,672,500	138,433
Citigroup, Inc.	6,411,462	343,206
Franklin Resources, Inc.	280,041	15,573
Generac Holdings, Inc.	520,400	23,595

See accompanying notes

7

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Goldman Sachs Group, Inc.	215,115	$40,870
JPMorgan Chase & Co.	7,232,476	437,419
KKR & Co., LPD	2,319,400	50,006
Morgan Stanley	714,900	24,986
Nasdaq OMX Group	174,972	7,569
Santander Consumer USA Holdings, Inc.	1,814,900	33,576
SLM Corp.	3,919,000	37,426
State Street Corp.	150,779	11,378
Wells Fargo & Co.	5,272,030	279,892

		1,856,488

Insurance - 6.34%
ACE Ltd.	121,471	13,277
Allstate Corp.	957,000	62,061
American International Group, Inc.	2,566,700	137,499
Aon PLCA	139,607	12,006
Berkshire Hathaway, Inc., Class BC	880,675	123,435
Chubb Corp.	92,995	9,240
Hartford Financial Services Group, Inc.	1,266,350	50,122
Lincoln National Corp.	662,600	36,284
MetLife, Inc.	2,838,115	153,940
Prudential Financial, Inc.	139,640	12,364
Travelers Cos., Inc.	219,573	22,133
Unum Group	1,474,900	49,350
XL Group PLCA	1,266,100	42,895

		724,606

Real Estate - 0.46%
Hatteras Financial Corp.E	888,200	16,911
Two Harbors Investment Corp.E	3,546,659	35,928

		52,839

Total Financials		2,915,211

HEALTH CARE - 13.19%
Health Care Equipment & Supplies - 2.02%
Covidien PLCA	291,912	26,984
Medtronic, Inc.	2,438,651	166,219
St. Jude Medical, Inc.	129,851	8,333
Thermo Fisher Scientific, Inc.	92,433	10,867
Zimmer Holdings, Inc.	164,000	18,243

		230,646

Health Care Providers & Services - 3.68%
Aetna, Inc.	203,800	16,816
Express Scripts Holding Co.C	620,939	47,701
Humana, Inc.	313,900	43,585
Quest Diagnostics, Inc.	270,900	17,191
UnitedHealth Group, Inc.	806,500	76,626
WellPoint, Inc.	1,727,600	218,869

		420,788

Pharmaceuticals - 7.49%
Abbott Laboratories	334,392	14,576
AbbVie, Inc.	462,600	29,357
Eli Lilly & Co.	638,300	42,338
GlaxoSmithKline PLC, Sponsored ADRA B	1,622,400	73,803
Jazz Pharmaceuticals PLCA C	76,450	12,908
Johnson & Johnson	1,256,496	135,425
Merck & Co., Inc.	2,223,528	128,831
Mylan, Inc.C	533,200	28,553
Novartis AG, ADRB	42,308	3,922
NPS Pharmaceuticals, Inc.C	681,700	18,679
Pfizer, Inc.	6,955,796	208,325
Roche Holding AG, Sponsored ADRB	96,731	3,561

	Shares	Fair Value
		(000’s)
Sanofi, ADRB	3,359,500	$155,343

		855,621

Total Health Care		1,507,055

INDUSTRIALS - 8.89%
Aerospace & Defense - 2.90%
Boeing Co.	330,700	41,308
General Dynamics Corp.	760,900	106,343
Lockheed Martin Corp.	143,074	27,266
Northrop Grumman Corp.	208,871	28,816
Raytheon Co.	802,600	83,374
Rockwell Collins, Inc.	214,700	18,067
United Technologies Corp.	243,862	26,093

		331,267

Air Freight & Couriers - 0.17%
United Parcel Service, Inc., Class B	180,776	18,965

Diversified Manufacturing - 0.09%
Eaton Corp., PLCA	154,245	10,549

Electrical Equipment - 0.57%
Emerson Electric Co.	1,011,300	64,784

Industrial Conglomerates - 1.91%
3M Co.	156,931	24,131
General Electric Co.	3,503,400	90,423
Honeywell International, Inc.	951,914	91,498
Tyco International Ltd.	271,793	11,668

		217,720

Machinery - 3.18%
Caterpillar, Inc.	357,400	36,244
CNH Industrial N.V.	1,934,900	15,769
Cummins, Inc.	550,200	80,428
Danaher Corp.	195,363	15,707
Illinois Tool Works, Inc.	59,464	5,414
Joy Global, Inc.	863,300	45,435
Oshkosh Corp.	801,900	35,893
PACCAR, Inc.	516,100	33,712
Pentair PLCA	72,904	4,888
Reliance Steel & Aluminum Co.	749,000	50,543
Xylem, Inc.	1,120,421	40,739

		364,772

Road & Rail - 0.07%
Canadian National Railway Co.	110,285	7,784

Total Industrials		1,015,841

INFORMATION TECHNOLOGY - 11.65%
Communications Equipment - 1.87%
Cisco Systems, Inc.	4,342,000	106,249
Corning, Inc.	5,258,100	107,423

		213,672

Computers & Peripherals - 2.07%
Hewlett-Packard Co.	2,097,900	75,273
International Business Machines Corp.	351,358	57,763
Seagate Technology PLCA	792,125	49,769
Teradata Corp.C	393,100	16,636
Western Digital Corp.	373,100	36,702

		236,143

Electronic Equipment & Instruments - 0.15%
TE Connectivity Ltd.	278,200	17,006

See accompanying notes

8

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
IT Consulting & Services - 0.37%
Accenture, PLC, Class AA	311,887	$25,301
Fidelity National Information Services, Inc.	99,334	5,800
Fiserv, Inc.C	121,114	8,415
Western Union Co.	191,401	3,246

		42,762

Semiconductor Equipment & Products - 2.49%
Applied Materials, Inc.	1,809,500	39,972
Intel Corp.	2,979,100	101,319
Lam Research Corp.	469,200	36,532
Micron Technology, Inc.C	1,674,000	55,393
Texas Instruments, Inc.	1,039,296	51,611

		284,827

Software - 4.70%
Activision Blizzard, Inc.	2,834,100	56,540
Check Point Software Technologies Ltd.C	548,200	40,704
Microsoft Corp.	4,056,000	190,429
Navient Corp.	1,949,000	38,551
Oracle Corp.	5,385,059	210,287

		536,511

Total Information Technology		1,330,921

MATERIALS - 0.97%
Chemicals - 0.45%
Dow Chemical Co.	639,100	31,571
EI du Pont de Nemours & Co.	41,338	2,859
PPG Industries, Inc.	79,013	16,094
Valspar Corp.	14,691	1,207

		51,731

Containers & Packaging - 0.05%
Crown Holdings, Inc.C	121,576	5,827

Metals & Mining - 0.31%
Rio Tinto PLC, ADR A B	729,100	34,975

Paper & Forest Products - 0.16%
Louisiana-Pacific Corp.C	1,278,300	18,663

Total Materials		111,196

TELECOMMUNICATION SERVICES - 4.89%
Diversified Telecommunication Services - 2.98%
AT&T, Inc.	3,046,229	106,131
Telefonaktiebolaget LM Ericsson, ADRB	2,788,500	33,016
Verizon Communications, Inc.	4,018,482	201,928

		341,075

Wireless Telecommunication Services - 1.91%
China Mobile Ltd., Sponsored ADRB	1,986,400	123,336
Vodafone Group PLC, Sponsored ADRA B	2,847,420	94,591

		217,927

Total Telecommunication Services		559,002

UTILITIES - 3.01%
Electric - 3.01%
CenterPoint Energy, Inc.	2,664,100	65,404
Duke Energy Corp.	36,328	2,984
Entergy Corp.	907,200	76,223
NRG Energy, Inc.	1,311,900	39,331
PPL Corp.	506,600	17,726
Public Service Enterprise Group, Inc.	3,441,900	142,185

Total Utilities		343,853

	Shares	Fair Value
		(000’s)
Total Common Stock (Cost $8,534,455)		10,943,257

PREFERRED STOCK - 0.09%
FINANCIALS - 0.08%
Real Estate - 0.08%
Public Storage, Inc., 5.75%, Due 12/31/2049	381,684	$9,523

MANUFACTURING - 0.01%
Aerospace & Defense - 0.01%
United Technologies Corp., 7.50%, Due 8/1/2015	14,770	862

Total Preferred Stock (Cost $9,302)		10,385

SHORT-TERM INVESTMENTS - 3.83%
American Beacon U.S. Government Money Market Select Fund, Select Class F	30,000,000	30,000
JPMorgan U.S. Government Money Market Fund, Capital Class	407,843,157	407,843

Total Short-Term Investments (Cost $437,843)		437,843

TOTAL INVESTMENTS - 99.69% (Cost $8,981,600)		11,391,485
OTHER ASSETS, NET OF LIABILITIES - 0.31%		35,868

TOTAL NET ASSETS - 100.00%		$11,427,353

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	ADR - American Depositary Receipt.
C	Non-income producing security.
D	MLP - Master Limited Partnership.
E	REIT - Real Estate Investment Trust.
F	The Fund is affiliated by having the same investment advisor.

See accompanying notes

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2014

Futures Contracts Open on October 31, 2014:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index December Futures	Long	4,139	December, 2014	$416,259,230	$15,219,761

				$416,259,230	$15,219,761

See accompanying notes

10

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2014 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair valueA	$11,361,485
Investments in affiliated securities, at fair valueB	30,000
Deposit with brokers for futures contracts	19,300
Receivable for fund shares sold	17,069
Dividends and interest receivable	11,305
Receivable for tax reclaims	390
Receivable for variation margin from open futures contracts	4,766
Prepaid expenses	231

Total assets	11,444,546

Liabilities:
Payable for fund shares redeemed	10,548
Payable under excess expense reimbursement plan	1
Management and investment advisory fees payable	2,335
Administrative service and service fees payable	3,443
Transfer agent fees payable	161
Custody and fund accounting fees payable	188
Professional fees payable	68
Prospectus and shareholder reports fees payable	187
Trustee fees payable	160
Other liabilities	102

Total liabilities	17,193

Net assets	$11,427,353

Analysis of Net Assets:
Paid-in-capital	8,187,878
Undistributed net investment income	222,712
Accumulated net realized gain	591,658
Unrealized appreciation of investments	2,409,885
Unrealized appreciation of futures contracts	15,220

Net assets	$11,427,353

See accompanying notes

11

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2014 (in thousands, except share and per share amounts)

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	186,371,599

Y Class	14,009,843

Investor Class	140,924,468

Advisor Class	5,109,351

Retirement Class	440,769

A Class	775,524

C Class	343,189

AMR Class	26,640,887

Net assets (not in thousands):
Institutional Class	$5,816,013,064

Y Class	$434,880,702

Investor Class	$4,158,361,296

Advisor Class	$149,422,940

Retirement Class	$12,668,120

A Class	$22,781,918

C Class	$9,964,292

AMR Class	$823,261,052

Net asset value, offering and redemption price per share:
Institutional Class	$31.21

Y Class	$31.04

Investor Class	$29.51

Advisor Class	$29.24

Retirement Class	$28.74

A Class	$29.38

A Class (offering price)	$31.17

C Class	$29.03

AMR Class	$30.90

A Cost of investments in unaffiliated securities	$8,951,600
B Cost of investments in affiliated securities	$30,000

See accompanying notes

12

American Beacon Large Cap Value Fund

Statement of Operations

For the year ended October 31, 2014 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$333,735
Dividend income from affiliated securities	3
Interest income	7

Total investment income	333,745

Expenses:
Management and investment advisory fees (Note 2)	26,712
Administrative service fees (Note 2):
Institutional Class	17,831
Y Class	1,132
Investor Class	12,347
Advisor Class	384
Retirement Class	28
A Class	63
C Class	27
AMR Class	387
Transfer agent fees:
Institutional Class	1,112
Y Class	15
Investor Class	178
Advisor Class	6
Retirement Class	1
A Class	3
C Class	1
AMR Class	25
Custody and fund accounting fees	1,115
Professional fees	287
Registration fees and expenses	189
Service fees (Note 2):
Y Class	377
Investor Class	14,882
Advisor Class	320
Retirement Class	23
A Class	26
C Class	11
Distribution fees (Note 2):
Advisor Class	320
Retirement Class	46
A Class	44
C Class	76
Prospectus and shareholder report expenses	554
Trustee fees	597
Other expenses	425

Total expenses	79,544

Net recouped by Manager (Note 2)	2

Net expenses	79,546

Net investment income	254,199

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	1,162,086
Commission recapture (Note 3)	178
Foreign currency transactions	(2)
Futures contracts	53,888
Change in net unrealized appreciation or (depreciation) of:
Investments	69,797
Futures contracts	6,368

Net gain from investments	1,292,315

Net increase in net assets resulting from operations	$1,546,514

A Foreign taxes	$2,783

See accompanying notes

13

American Beacon Large Cap Value Fund

Statement of Changes in Net Assets (in thousands)

	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$254,199	$175,351
Net realized gain from investments, commission recapture, foreign currency, and futures contracts	1,216,150	613,532
Change in net unrealized appreciation or (depreciation) from investments, foreign currency, and futures contracts	76,165	1,660,829

Net increase in net assets resulting from operations	1,546,514	2,449,712

Distributions to Shareholders:
Net investment income:
Institutional Class	(87,830)	(88,612)
Y Class	(5,267)	(2,997)
Investor Class	(51,957)	(64,236)
Advisor Class	(1,591)	(1,759)
Retirement Class	(52)	(57)
A Class	(170)	(126)
C Class	(54)	(35)
AMR Class	(13,053)	(14,045)

Net distributions to shareholders	(159,974)	(171,867)

Capital Share Transactions:
Proceeds from sales of shares	2,945,941	2,072,964
Reinvestment of dividends and distributions	153,366	164,722
Cost of shares redeemed	(3,593,139)	(2,336,117)

Net (decrease) in net assets from capital share transactions	(493,832)	(98,431)

Net increase in net assets	892,708	2,179,414

Net Assets:
Beginning of period	10,534,645	8,355,231

End of Period *	$11,427,353	$10,534,645

* Includes undistributed net investment income (loss) of	$222,712	$128,250

See accompanying notes

14

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2014

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of thirty-one Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Large Cap Value Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets. The Funds pay the unaffiliated investment advisors hired to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2014 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
0.23%	$26,712	$21,026	$5,686

15

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, and Retirement Classes of the Fund and 0.05% of the average daily net assets of the AMR Class of the Fund. Prior to July 1, 2014, the Manager received an annualized fee of 0.40% of the average daily net assets of the A and C Classes of the Fund. Beginning July 1, 2014, the Manager received an annualized fee of 0.30% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Investment in Affiliated Funds

The Fund may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”), (collectively the “Select Funds”). The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administration fees totaling 0.10% of its average daily net assets of the Select Funds. During the year ended October 31, 2014, the Manager earned fees from the Select Funds totaling $32,528 on the Fund’s direct investment in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2014, the Fund participated as a lender by loaning, $2,012,315 for 1 day at a rate of 0.69% with interest charges of $38. This amount is included as interest income on the Statement of Operations.

16

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2014, the Manager fully recovered $1,535 of excess carryover expenses expiring in 2014 and 2015 from the C Class. There are no additional carryover of expenses.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2014, Foreside collected $21,901 from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2014, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2014, $1,366 in CDSC fees were collected for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

17

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 –	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the year ended October 31, 2014, there were no transfers between levels. As of October 31, 2014, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
Common Stock*	$10,943,257	$—	$—	$10,943,257
Preferred Stock*	10,385	—	—	10,385
Short-Term Investments – Money Market Funds	437,843	—	—	437,843

Total Investments in Securities	$11,391,485	$—	$—	$11,391,485

Financial Derivative Instruments-Assets
Futures Contracts	$15,220	$—	$—	$15,220

*	Refer to the Schedule of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

18

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

19

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended October 31, 2014, the Fund entered into future contracts primarily for return enhancement and exposing cash to markets.

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2014

The Fund’s futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Average Futures Contracts Outstanding
Fund	Year ended October 31, 2014
Large Cap Value Fund	4,071

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of October 31, 2014:

Statement of Assets and Liabilities	Derivatives	Fair Value
Receivable for variation margin from open future contracts	Equity Contracts	$4,766

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended October 31, 2014:

Statement of Operations	Derivatives	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$53,888
Change in net unrealized appreciation or (depreciation) from futures contracts	Equity Contracts	6,368

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case

21

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2014

of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties such as International Swaps and Derivatives Association (“ISDA”) agreements which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2014:

22

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts (1)	$4,766	$—	$4,766

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2014:

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(1)	$4,766	$—	$—	$4,766

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	Year Ended October 31, 2014	Year Ended October 31, 2013
Distributions paid from:
Ordinary income*
Institutional Class	$87,830	$88,612
Y Class	5,267	2,997
Investor Class	51,957	64,236
Advisor Class	1,591	1,759
Retirement Class	52	57
A Class	170	126
C Class	54	35
AMR Class	13,053	14,045

Total distributions paid	$159,974	$171,867

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2014, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

23

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Cost basis of investments for federal income tax purposes	$9,114,285
Unrealized appreciation	2,640,178
Unrealized depreciation	(362,978)

Net unrealized appreciation or (depreciation)	2,277,200
Undistributed ordinary income	211,386
Accumulated long-term gain or (loss)	735,653
Other temporary differences	15,236

Distributable earnings or (deficits)	$3,239,475

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and reclassifications of income from real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains or losses under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities and publicly traded partnerships and Section 732 basis adjustments that have been reclassified as of October 31, 2014 (in thousands):

Paid-in-capital	$(3)
Undistributed net investment income (loss)	237
Accumulated net realized gain (loss)	(234)
Unrealized appreciation or (depreciation) of investments and futures contracts	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund did not have any capital loss carryforwards. The Fund utilized $426,230 of net capital loss carryovers for the year ended October 31, 2014 (in thousands).

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2014, were $3,185,041 and $3,513,967, respectively (in thousands).

A summary of the Fund’s transactions in the Select Funds for the year ended October 31, 2014 is set forth below (in thousands):

	October 31, 2013 Shares/Fair Value	Purchases	Sales	October 31, 2014 Shares/Fair Value	Dividend Income
Direct	$45,000	$—	$15,000	$30,000	$3

24

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2014

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year Ended October 31, 2014

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	60,578	$1,808,998	5,016	$149,908	28,208	$787,684	2,431	$68,583
Reinvestment of dividends	2,973	83,881	182	5,105	1,853	49,552	58	1,534
Shares redeemed	(73,952)	(2,231,408)	(3,130)	(92,555)	(38,454)	(1,080,676)	(2,344)	(65,255)

Net increase (decrease) in shares outstanding	(10,401)	$(338,529)	2,068	$62,458	(8,393)	$(243,440)	145	$4,862

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	333	$9,025	391	$10,942	175	$4,839	3,592	$105,962
Reinvestment of dividends	2	52	6	146	2	43	468	13,053
Shares redeemed	(56)	(1,545)	(79)	(2,197)	(35)	(969)	(4,114)	(118,534)

Net increase (decrease) in shares outstanding	279	$7,532	318	$8,891	142	$3,913	(54)	$481

For the Year Ended October 31, 2013

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	40,124	$983,383	9,020	$216,172	29,777	$691,666	1,229	$28,327
Reinvestment of dividends	3,850	84,356	131	2,860	2,959	61,550	83	1,708
Shares redeemed	(28,594)	(694,960)	(1,332)	(33,146)	(61,332)	(1,380,588)	(1,466)	(33,539)

Net increase (decrease) in shares outstanding	15,380	$372,779	7,819	$185,886	(28,596)	$(627,372)	(154)	$(3,504)

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	97	$2,175	225	$5,373	104	$2,465	5,766	$143,403
Reinvestment of dividends	3	57	5	115	1	31	649	14,045
Shares redeemed	(49)	(1,169)	(78)	(1,876)	(25)	(602)	(7,928)	(190,237)

Net increase (decrease) in shares outstanding	51	$1,063	152	$3,612	80	$1,894	(1,513)	$(32,789)

25

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class

	Year Ended October 31,
	2014	2013	2012	2011A	2010
Net asset value, beginning of period	$27.59	$21.58	$18.99	$18.56	$16.32

Income from investment operations:
Net investment income	0.73	0.50	0.45	0.39	0.32
Net gains (losses) from investments (both realized and unrealized)	3.33	6.00	2.60	0.30	2.22

Total income (loss) from investment operations	4.06	6.50	3.05	0.69	2.54

Less distributions:
Dividends from net investment income	(0.44)	(0.49)	(0.46)	(0.26)	(0.30)
Distributions from net realized gains	—	—	—	—	—

Total distributions	(0.44)	(0.49)	(0.46)	(0.26)	(0.30)

Net asset value, end of period	$31.21	$27.59	$21.58	$18.99	$18.56

Total return B	14.89%	30.70%	16.48%	3.69%	15.68%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$5,816,013	$5,428,755	$3,914,173	$3,380,918	$3,366,011
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.58%	0.58%	0.59%	0.58%	0.59%
Expenses, net of reimbursements	0.58%	0.58%	0.59%	0.58%	0.59%
Net investment income (loss), before reimbursements	2.35%	1.99%	2.23%	1.96%	1.73%
Net investment income, net of reimbursements	2.35%	1.99%	2.23%	1.96%	1.73%
Portfolio turnover rate	29%	34%	30%	90%	28%

A	On December 1, 2010, Massachusetts Financial Services Company assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

26

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class

Year Ended October 31,					Year Ended October 31,
2014	2013	2012	2011A	2010	2014	2013	2012	2011A	2010
$27.46	$21.47	$18.92	$18.49	$16.32	$26.11	$20.43	$17.99	$17.61	$15.51

0.64	0.40	0.53	0.37	0.29	0.57	0.39	0.36	0.30	0.23
3.37	6.05	2.50	0.30	2.22	3.18	5.69	2.47	0.29	2.12

4.01	6.45	3.03	0.67	2.51	3.75	6.08	2.83	0.59	2.35

(0.43)	(0.46)	(0.48)	(0.24)	(0.34)	(0.35)	(0.40)	(0.39)	(0.21)	(0.25)
—	—	—	—	—	—	—	—	—	—

(0.43)	(0.46)	(0.48)	(0.24)	(0.34)	(0.35)	(0.40)	(0.39)	(0.21)	(0.25)

$31.04	$27.46	$21.47	$18.92	$18.49	$29.51	$26.11	$20.43	$17.99	$17.61

14.78%	30.59%	16.43%	3.58%	15.50%	14.50%	30.26%	16.05%	3.30%	15.27%

$434,881	$327,939	$88,509	$134,968	$2,123	$4,158,361	$3,899,011	$3,635,333	$3,761,691	$4,140,584

0.67%	0.66%	0.69%	0.69%	0.70%	0.93%	0.93%	0.96%	0.95%	0.96%
0.67%	0.66%	0.69%	0.69%	0.70%	0.93%	0.93%	0.96%	0.95%	0.96%
2.24%	1.78%	2.12%	1.88%	1.51%	2.01%	1.67%	1.89%	1.59%	1.36%
2.24%	1.78%	2.12%	1.88%	1.51%	2.01%	1.67%	1.89%	1.59%	1.36%
29%	34%	30%	90%	28%	29%	34%	30%	90%	28%

27

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class

	Year Ended October 31,
	2014	2013	2012	2011A	2010
Net asset value, beginning of period	$25.89	$20.25	$17.83	$17.47	$15.39

Income from investment operations:
Net investment income (loss)	0.47	0.35	0.31	0.27	0.21
Net gains (losses) from investments (both realized and unrealized)	3.20	5.65	2.48	0.28	2.10

Total income (loss) from investment operations	3.67	6.00	2.79	0.55	2.31

Less distributions:
Dividends from net investment income	(0.32)	(0.36)	(0.37)	(0.19)	(0.23)
Distributions from net realized gains	—	—	—	—	—

Total distributions	(0.32)	(0.36)	(0.37)	(0.19)	(0.23)

Net asset value, end of period	$29.24	$25.89	$20.25	$17.83	$17.47

Total return B	14.31%	30.05%	15.96%	3.11%	15.14%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$149,423	$128,528	$103,629	$129,739	$128,080
Ratios to average net assets (annualized):
Expenses, before reimbursements or recoupments	1.07%	1.07%	1.08%	1.08%	1.10%
Expenses, net of reimbursements or recoupments	1.07%	1.07%	1.08%	1.08%	1.10%
Net investment income (loss), before reimbursements or recoupments	1.83%	1.52%	1.78%	1.46%	1.23%
Net investment income, net of reimbursements or recoupments	1.83%	1.52%	1.78%	1.46%	1.23%
Portfolio turnover rate	29%	34%	30%	90%	28%

A	On December 1, 2010, Massachusetts Financial Services Company assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

28

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Retirement Class					A Class						C Class
									May 17 to Oct. 31, 2010						Sept. 1 to Oct. 31, 2010
Year Ended October 31,					Year Ended October 31,						Year Ended October 31,
2014	2013	2012	2011A	2010	2014	2013	2012	2011A			2014	2013	2012	2011A
$25.48	$20.07	$17.74	$17.32	$15.36	$26.03	$20.41	$18.01	$17.61	$16.93		$25.81	$20.29	$17.95	$17.58	$16.17

0.57	0.35	0.28	0.20	0.18	0.54	0.38	0.36	0.24	0.03		0.35	0.23	0.22	0.10	(0.01)
2.98	5.50	2.42	0.30	2.07	3.16	5.65	2.44	0.31	0.65		3.11	5.58	2.42	0.32	1.42

3.55	5.85	2.70	0.50	2.25	3.70	6.03	2.80	0.55	0.68		3.46	5.81	2.64	0.42	1.41

(0.29)	(0.44)	(0.37)	(0.08)	(0.29)	(0.35)	(0.41)	(0.40)	(0.15)	—		(0.24)	(0.29)	(0.30)	(0.05)	—
—	—	—	—	—	—	—	—	—	—		—	—	—	—	—

(0.29)	(0.44)	(0.37)	(0.08)	(0.29)	(0.35)	(0.41)	(0.40)	(0.15)	—		(0.24)	(0.29)	(0.30)	(0.05)	—

$28.74	$25.48	$20.07	$17.74	$17.32	$29.38	$26.03	$20.41	$18.01	$17.61		$29.03	$25.81	$20.29	$17.95	$17.58

14.04%	29.68%	15.57%	2.86%	14.78%	14.37%	30.03%	15.91%	3.12%	4.02	%C	13.48%	29.00%	14.97%	2.36%	8.72	%C

$12,668	$4,132	$2,230	$1,019	$2	$22,782	$11,905	$6,222	$3,942	$814		$9,964	$5,200	$2,468	$1,329	$38

1.32%	1.33%	1.42%	1.39%	1.37%	1.04%	1.08%	1.12%	1.16%	1.06	%D	1.79%	1.84%	1.88%	2.54%	2.14	%D
1.32%	1.33%	1.42%	1.39%	1.37%	1.04%	1.08%	1.12%	1.16%	1.06	%D	1.81%	1.92%	1.87%	1.84%	1.87	%D
1.58%	1.18%	1.19%	1.06%	0.95%	1.83%	1.44%	1.66%	1.37%	1.09	%D	1.09%	0.68%	0.89%	(0.01)%	(0.76	)%D
1.58%	1.18%	1.19%	1.06%	0.95%	1.83%	1.44%	1.66%	1.37%	1.09	%D	1.07%	0.60%	0.89%	0.68%	(0.50	)%D
29%	34%	30%	90%	28%	29%	34%	30%	90%	28	%E	29%	34%	30%	90%	28	%E

29

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	AMR Class
	Year Ended October 31,
	2014	2013	2012	2011A	2010
Net asset value, beginning of period	$27.31	$21.36	$18.81	$18.37	$16.14

Income from investment operations:
Net investment income	0.77	0.57	0.52	0.41	0.34
Net gains (losses) from investments (both realized and unrealized)	3.33	5.92	2.54	0.32	2.22

Total income (loss) from investment operations	4.10	6.49	3.06	0.73	2.56

Less distributions:
Dividends from net investment income	(0.51)	(0.54)	(0.51)	(0.29)	(0.33)
Distributions from net realized gains	—	—	—	—	—

Total distributions	(0.51)	(0.54)	(0.51)	(0.29)	(0.33)

Net asset value, end of period	$30.90	$27.31	$21.36	$18.81	$18.37

Total return B	15.20%	31.05%	16.75%	3.94%	16.04%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$823,261	$729,175	$602,667	$568,768	$558,089
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.32%	0.32%	0.33%	0.33%	0.34%
Expenses, net of reimbursements	0.32%	0.32%	0.33%	0.33%	0.34%
Net investment income (loss), before reimbursements	2.59%	2.26%	2.51%	2.21%	1.98%
Net investment income, net of reimbursements	2.59%	2.26%	2.51%	2.21%	1.98%
Portfolio turnover rate	29%	34%	30%	90%	28%

A	On December 1, 2010, Massachusetts Financial Services Company assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

30

American Beacon Funds

Privacy Policy and Federal Tax Information

October 31, 2014 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2014. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2014.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2013. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	77.32%
Qualified Dividend Income	100.00%

Shareholders will receive notification in January 2015 of the applicable tax information necessary to prepare their 2014 income tax returns.

31

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

At in-person meetings held on May 15, 2014 and June 5, 2014 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 5 meeting, approved: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “Funds”); and (2) the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) among the Manager, each subadvisor and, as applicable, the Beacon Trust, other than the Investment Advisory Agreements with subadvisors with respect to which the Board approved a new Investment Advisory Agreement within the past year (each a “subadvisor”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), Bobroff Consulting, Inc. and Callan Associates, Inc. (“Callan”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee coordinated the production of information from Lipper and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Lipper and Morningstar, and to the performance of any similar accounts managed by the firm;

•	for Funds having multiple firms managing assets, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with those of comparable mutual funds, including peer group averages and fee and expense analyses provided by Lipper and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services, including Callan’s review of the Funds’ securities lending program; and

•	information regarding a firm’s financial condition, the personnel who are or will be assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board considered that the Manager provides management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have a single contract governing both types of services, and observed that the actual management fee rates provided by Lipper for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. For the American Beacon Holland Large Cap Growth Fund, the comparison was made using the Investor Class of shares due to the short period of time that its Institutional Class of shares has been in existence. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

32

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager and, in some instances, the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. In considering the management fees for overseeing the securities lending program, the Board reviewed the analysis of the securities lending program prepared by Callan. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

33

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For all Funds, other than for the American Beacon Money Market Select Fund and American Beacon U.S. Government Money Market Select Fund for which information was not available, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Large Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon Large Cap Value Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

34

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), and Massachusetts Financial Services Company (“MFS”), the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

Barrow	5 years	2nd Quintile
Brandywine	5 years	1st Quintile
Hotchkis	5 years	1st Quintile
MFS*	3 years	1st Quintile

*	MFS does not yet have a 5-year performance record.

(1) Information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; and (2) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Large Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Large Cap Value Fund.

35

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees thirty-three funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (56)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (77)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (51)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

36

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (59)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-2012), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (55)	VP, Secretary and Chief Legal Officer since 2006	General Counsel, Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (54)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (48)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (53)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (50)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (39)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (51)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*
*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

37

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor, Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR-10/14

2014 ANNUAL REPORT

OCTOBER 31, 2014

SMALL CAP VALUE FUND

American Beacon® FUNDS

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The Fund invests in small and/or mid-sized companies, which involves additional risks such as limited liquidity and greater volatility than larger companies. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2014

Dear Shareholders,

With the bull market entering its fifth year and both the S&P 500 Index and Dow Jones Industrial Average finishing this reporting period at all-time highs, the recent 12-month journey for small-cap investors has been quite a different story. One only needs to look at the performance of the Russell 2000 Index, which represents small-cap companies, to get an idea of how volatile the markets were for the period under review.

On the heels of a broader market rally, the Russell 2000 Index reached its all-time high of 1208 on March 4 and then promptly dropped approximately 9% in the 12 weeks that followed. By the start of the third quarter, the Index was again near that March high. However, volatility struck again with a 13% correction by mid-October before ending the month with a 12% increase. Despite the volatility, the Russell 2000 Index managed to post an 8.06% return for the one-year period.

It is no secret that smaller cap stocks tend to be more volatile than the rest of the market. The American Beacon Small Cap Value Fund hopes to help navigate through these markets through our multi-manager approach. The Fund boasts six highly regarded sub-advisors, chosen to complement each other’s strategies. We believe this approach can help mitigate the inherent volatility of the small-cap space.

For the 12 months ended October 31, 2014, the American Beacon Small Cap Value Fund (Investor Class) returned 8.40%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2014 (Unaudited)

Underlying economic growth in the U.S. gained momentum at the end of the 2013 calendar year. Household net worth rose sharply, spurred by rising house prices and a surging stock market. This increase in household net worth, along with a modest improvement in jobs growth, bolstered consumer confidence. U.S. equities moved higher due to the favorable economic data and as a result, became significantly less cheap (compared to a year earlier). Valuations reached historical norms but were not excessive with regard to earnings, profit margins and balance sheet strength. Around this time, Europe was stabilizing and the first signs of China’s slowing activity appeared.

The first few months of 2014 seemed relatively sedate compared to the market surge we saw in the prior year. A small market correction occurred in January but was followed by a number of months with positive performance. During the winter, extreme cold weather became a factor as it depressed economic activity for the country, leading to U.S. gross domestic product (GDP) growth becoming temporarily negative. However, overall economic data showed some positive signs with solid improvements in jobs growth, unemployment, auto sales, air and railroad traffic and loan growth. Very low inflation allowed the U.S. Federal Reserve to stay committed to its expansionary policy with interest rates near zero.

The second quarter benefited from catch-up demand. U.S. GDP growth was a stellar 4.6%, and jobs growth, auto sales, consumer confidence and railroad traffic were all positive for the period. These factors contributed to the positive performance of the market (S&P 500 earnings were up almost 10%). The move during this time pushed equity valuations to more attractive levels.

The S&P 500 Index was up 17.27% for the one-year period ended October 31, 2014, while the Dow Jones Industrial Average gained 14.48%. The Russell 1000 Index, a measure of the large-cap segment of U.S. equities, posted 16.78% return while the Russell 2000 Index, which measures the small-cap segment, was positive 8.06%.

The period closed with the U.S. economy continuing to strengthen. U.S. real GDP grew 3.3% in the third quarter. Solid jobs growth and diminishing new unemployment claims attested to the sustainability of the U.S. recovery. However, the positive outlook for the U.S. growth is tempered by the strong rise in the value of the dollar that could slow exports and make imports more competitive.

2

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2014 (Unaudited)

The Investor Class of the Small Cap Value Fund (the “Fund”) returned 8.40% for the twelve months ended October 31, 2014, outperforming the Russell 2000® Value Index (the “Index”) return of 7.89% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/04 through 10/31/14

Total Returns for the Period ended 10/31/2014

	1 Year	5 Years	10 Years	Value of $10,000 10/31/04- 10/31/14
Institutional Class (1,8)	8.78%	17.47%	8.99%	$23,651
Y Class (1,2,8)	8.67%	17.33%	8.91%	23,476
Investor Class (1,8)	8.40%	17.05%	8.65%	22,925
Advisor Class (1,3,8)	8.22%	16.88%	8.44%	22,484
Retirement Class (1,4,8)	7.99%	16.57%	8.28%	22,159
A Class with sales charge (1,5,8)	2.07%	15.50%	7.93%	21,447
A Class without sales Charge (1,5,8)	8.30%	16.88%	8.57%	22,755
C Class with sales charge (1,6,8)	6.46%	16.12%	8.22%	22,028
C Class without sales charge (1,6,8)	7.46%	16.12%	8.22%	22,028
AMR Class (1,8)	9.06%	17.76%	9.27%	24,267
Russell 2000 Value Index (7)	7.89%	16.15%	7.81%	21,221

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/04 up to 8/3/09, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/04.
3.	A portion of the fees charged to the Advisor Class of the Fund was waived through 2004 and in 2009. Performance prior to waiving fees was lower than the actual returns shown for these periods.
4.	Fund performance for the ten-year period represents the total returns achieved by the Advisor Class from 10/31/04 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/04.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/04 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/04. A portion of the fees charged to the A Class of the Fund was waived in 2010 and since 2012. Performance prior to waiving fees was lower than the actual returns shown. The maximum sales charge for A Class is 5.75%.
6.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/04 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/04. A portion of the fees charged to the C Class of the Fund was waived in 2010 and since 2012. Performance prior to waiving fees was lower than the actual returns shown. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
7.	Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.84%, 0.93%, 1.20%, 1.33%, 1.62%, 1.27%, 2.01%, and 0.58%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index through stock selection as sector allocation detracted value relative to the Index.

3

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2014 (Unaudited)

Most of the Fund’s excess performance was attributed to holdings in the Information Technology and Industrials sectors which contributed approximately 120 (1.20%) and 100 (1.00%) basis points, respectively, to performance. In the Information Technology sector, ARRIS Group (up 68.0%) and Methode Electronics (up 55.6%) contributed most to the Fund’s returns. Not owning Acxiom, which was down 43.3% in the Index, also added relative value. In the Industrials sector, Trinity Industries (up 81.6%), Huntington Ingalls Industries (up 47.8%) and owning a much smaller position in Energy XXI Bermuda (down 71.7%) than the Index, contributed to performance. The Fund’s Consumer Staples and Financials sectors also added value relative to the Index. Pilgrim’s Pride (up 69.5%) and USANA Health Sciences (up 66.2%) were the largest contributors in the Consumer Staples sector. Not owning Darling Ingredients, which was down 24.4% in the Index, also positively impacted performance. Protective Life (up 51.7%) and Avis Budget Group (up 69.9%) added the most relative value in the Financials sector.

Poor stock selection in the Consumer Discretionary sector detracted from the Fund’s returns. Express (down 36.7%), Guess? (down 20.3%) and Quicksilver (down 78.7%) were the largest detractors in the Consumer Discretionary sector.

A significant overweight in Industrials, one of the poorer performing sectors in the Index, detracted relative value through sector allocation. The Fund’s underweight in the Financials sector also hurt performance.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)

First Horizon National Corp.		1.1
Vishay Intertechnology, Inc.		0.8
Synovus Financial Corp.		0.8
American Axle & Manufacturing Holdings, Inc.		0.7
WellCare Health Plans, Inc.		0.7
HealthSouth Corp.		0.6
Portland General Electric Co.		0.6
Webster Financial Corp.		0.6
Hancock Holding Co.		0.6
Oshkosh Corp.		0.6
Total Fund Holdings	596

Sector Allocation (% Equities)

Financials	30.0
Industrials	20.6
Consumer Discretionary	14.8
Information Technology	12.6
Health Care	5.9
Energy	4.9
Materials	4.6
Utilities	4.0
Consumer Staples	2.1
Telecommunication Services	0.5

4

American Beacon Small Cap Value FundSM

Fund Expenses

October 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expense

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14 -10/31/14
Institutional Class
Actual	$1,000.00	$1,028.88	$4.09
Hypothetical **	$1,000.00	$1,021.17	$4.08
Y Class
Actual	$1,000.00	$1,028.39	$4.55
Hypothetical **	$1,000.00	$1,020.72	$4.53
Investor Class
Actual	$1,000.00	$1,027.04	$5.88
Hypothetical **	$1,000.00	$1,019.41	$5.85
Advisor Class
Actual	$1,000.00	$1,026.14	$6.59
Hypothetical **	$1,000.00	$1,018.70	$6.56
Retirement Class
Actual	$1,000.00	$1,025.05	$7.96
Hypothetical **	$1,000.00	$1,017.34	$7.93
A Class
Actual	$1,000.00	$1,026.61	$6.39
Hypothetical **	$1,000.00	$1,018.90	$6.36
AMR Class
Actual	$1,000.00	$1,030.08	$2.71
Hypothetical **	$1,000.00	$1,022.53	$2.70
C Class
Actual	$1,000.00	$1,022.78	$10.20
Hypothetical **	$1,000.00	$1,015.12	$10.16

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.80%, 0.89%, 1.15%, 1.29%, 1.56%, 1.25%, 2.00% and 0.53% for the Institutional, Y, Investor, Advisor, Retirement, A, C and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Small Cap Value Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Small Cap Value Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 30, 2014

6

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 96.40%
CONSUMER DISCRETIONARY - 14.29%
Auto Components - 1.83%
American Axle & Manufacturing Holdings, Inc.A	2,117,488	$40,932
Biglari Holdings, Inc.B	9,669	3,376
Cooper Tire & Rubber Co.	145,925	4,700
Dana Holding Corp.	558,820	11,433
Federal Signal Corp.	516,400	7,333
Modine Manufacturing Co.A	42,987	552
Remy International, Inc.	104,220	1,926
Standard Motor Products, Inc.	138,064	5,456
Tenneco, Inc.A	509,532	26,679

		102,387

Automobiles - 0.32%
Hyster-Yale Materials Handling, Inc.	83,122	6,524
Thor Industries, Inc.	191,630	10,135
Winnebago Industries, Inc.A	47,364	1,005

		17,664

Consumer Electronics - 0.01%
VOXX International Corp.A	46,254	395

Hotels, Restaurants & Leisure - 1.28%
Belmond Ltd., Class AA	800,030	9,168
Brinker International, Inc.	250,025	13,411
Cheesecake Factory, Inc.	359,171	16,501
Cracker Barrel Old Country Store, Inc.	101,788	11,741
International Speedway Corp., Class A	99,374	3,113
Interval Leisure Group, Inc.	127,474	2,682
Lakes Entertainment, Inc.A	75,400	645
Life Time Fitness, Inc.A	111,500	6,218
Penn National Gaming, Inc.A	58,900	771
Ruby Tuesday, Inc.A	817,000	6,275
Speedway Motorsports, Inc.	66,260	1,297

		71,822

Household Durables - 3.45%
ACCO Brands Corp.A	623,653	5,133
Cavco Industries, Inc.A	89,639	6,532
Ethan Allen Interiors, Inc.	476,865	13,495
Haverty Furniture Companies, Inc.	103,239	2,272
Helen of Troy Ltd.A	542,930	33,579
HNI Corp.	89,327	4,167
KB HomeB	372,350	5,861
Kimball International, Inc., Class B	73,843	1,328
Knoll, Inc.	482,290	9,593
La-Z-Boy, Inc.	129,566	2,962
Lifetime Brands, Inc.	24,253	415
M/I Homes, Inc.A	359,000	7,733
Matthews International Corp., Class A	45,370	2,091
MDC Holdings, Inc.	103,800	2,535
Meritage Homes Corp.	82,200	3,024
Ryland Group, Inc.	104,400	3,739
Standard Pacific Corp.A	1,885,760	13,955
Taylor Morrison Home Corp.A	432,380	7,454
Tempur Sealy International, Inc.A	454,300	23,914
TRI Pointe Homes, Inc.A	345,400	4,729
Universal Electronics, Inc.A	118,090	6,718
Whirlpool Corp.	159,955	27,519
William Lyon Homes, Class AA	177,200	4,193

		192,941

Internet & Catalog Retail - 0.16%
HSN, Inc.	51,935	3,431

	Shares	Fair Value
		(000’s)
Insight Enterprises, Inc.A	248,551	$5,655

		9,086

Leisure Equipment & Products - 0.47%
Brunswick Corp.	529,700	24,790
Johnson Outdoors, Inc., Class A	6,446	194
LeapFrog Enterprises, Inc.A B	241,347	1,284

		26,268

Media - 1.79%
AH Belo Corp., Class A	109,255	1,258
Banner Corp.	37,090	1,603
CTC Media, Inc.	290,450	1,847
DreamWorks Animation SKG, Inc., Class AA	358,500	7,987
Entercom Communications Corp., Class AA	170,480	1,753
EW Scripps Co., Class AA	782,118	15,017
John Wiley & Sons, Inc., Class A	311,509	18,188
Journal Communications, Inc., Class AA	122,362	1,200
Meredith Corp.	307,780	16,048
New York Times Co., Class A	1,119,148	14,370
Saga Communications, Inc., Class A	3,787	152
Scholastic Corp.	123,500	4,299
Starz-Liberty CapitalA	330,800	10,222
Time, Inc.	277,430	6,267

		100,211

Multiline Retail - 0.45%
Big Lots, Inc.	186,180	8,499
Bon-Ton Stores, Inc.B	46,587	410
Dillard’s, Inc., Class A	140,090	14,816
Stein Mart, Inc.	106,638	1,427

		25,152

Specialty Retail - 4.00%
Aaron’s, Inc.	207,405	5,135
American Eagle Outfitters, Inc.	1,122,537	14,447
ANN, Inc.A	224,111	8,604
Asbury Automotive Group, Inc.A	152,116	10,654
Big 5 Sporting Goods Corp.	104,489	1,286
Buckle, Inc.B	126,519	6,241
Cato Corp., Class A	110,966	3,958
Children’s Place Retail Stores, Inc.	270,960	13,345
Destination Maternity Corp.	159,920	2,396
Express, Inc.	796,421	11,922
Finish Line, Inc., Class A	122,963	3,255
Francesca’s Holdings Corp.A	52,414	624
GameStop Corp., Class AB	78,800	3,369
Genesco, Inc.A	145,430	11,153
Group 1 Automotive, Inc.	80,100	6,843
Kirkland’s, Inc.A	56,539	1,006
MarineMax, Inc.A	67,505	1,294
Men’s Wearhouse, Inc.	425,723	20,023
Office Depot, Inc.A	1,852,927	9,672
PC Connection, Inc.	71,410	1,703
Penske Automotive Group, Inc.	249,118	11,270
Pep Boys, Inc.A	812,640	7,744
Pier 1 Imports, Inc.	252,270	3,254
Rent-A-Center, Inc.	101,400	3,140
Rush Enterprises, Inc., Class AA	423,200	16,124
Select Comfort Corp.A	109,658	2,817
Sonic Automotive, Inc., Class A	1,216,016	30,268
Zumiez, Inc.A	370,470	12,366

		223,913

Textiles & Apparel - 0.53%
Brown Shoe Company, Inc.	55,131	1,466

See accompanying notes

7

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
G-III Apparel Group Ltd.A	21,348	$1,694
Guess?, Inc.	136,563	3,028
Oxford Industries, Inc.	153,350	9,393
Quiksilver, Inc.A B	707,300	1,238
Unifi, Inc.A	70,475	1,971
Unifirst Corp.	11,395	1,271
Vera Bradley, Inc.A	429,131	9,784

		29,845

Total Consumer Discretionary		799,684

CONSUMER STAPLES - 2.04%
Food & Drug Retailing - 1.13%
Andersons, Inc.	95,100	6,061
Casey’s General Stores, Inc.	229,606	18,798
CST Brands, Inc.	97,720	3,738
Fresh Market, Inc.A B	172,820	6,344
Petmed Express, Inc.B	64,198	848
SpartanNash Co.	129,175	2,895
SUPERVALU, Inc.A	554,300	4,784
Vitamin Shoppe, Inc.A	422,972	19,849

		63,317

Food Products - 0.78%
Dean Foods Co.	976,051	14,357
Fresh Del Monte Produce, Inc.	391,930	12,585
Omega Protein Corp.A	92,857	1,342
Sanderson Farms, Inc.B	94,460	7,933
USANA Health Sciences, Inc.A B	66,722	7,605

		43,822

Personal Products - 0.02%
Medifast, Inc.A	38,820	1,232

Tobacco - 0.11%
Universal Corp.	133,595	5,945

Total Consumer Staples		114,316

ENERGY - 4.74%
Energy Equipment & Services - 2.31%
Atwood Oceanics, Inc.A	130,397	5,301
Bristow Group, Inc.	114,710	8,477
Dril-Quip, Inc.A	113,170	10,180
Dynegy, Inc.A	129,600	3,953
Exterran Holdings, Inc.	246,730	9,704
Gulf Island Fabrication, Inc.	193,530	4,091
Key Energy Services, Inc.A	2,236,620	6,799
McDermott International, Inc.A B	857,100	3,291
Nabors Industries Ltd.	217,300	3,879
Newpark Resources, Inc.A	355,500	4,063
Oil States International, Inc.A	147,190	8,793
Patterson-UTI Energy, Inc.	552,510	12,724
PDC Energy, Inc.A	175,940	7,692
Rowan Cos PLC	406,700	9,871
Superior Energy Services, Inc.	598,290	15,047
Tesco Corp.	74,070	1,410
Unit Corp.A	293,406	14,207

		129,482

Oil & Gas - 2.43%
Abraxas Petroleum Corp.A	1,024,600	4,232
Bellatrix Exploration Ltd.A	546,890	2,543
Bill Barrett Corp.A B	540,570	8,217
Callon Petroleum Co.A	456,200	2,993
Carrizo Oil & Gas, Inc.A	96,000	4,986
Cloud Peak Energy, Inc.A	374,320	4,481

	Shares	Fair Value
		(000’s)
Comstock Resources, Inc.	195,410	$2,314
Denbury Resources, Inc.	440,300	5,460
Gran Tierra Energy, Inc.A	650,390	2,966
Green Plains Renewable Energy, Inc.	60,200	2,059
Helix Energy Solutions Group, Inc.A	234,800	6,255
Kosmos Energy Ltd.A	344,500	3,214
LinnCo LLCB C	223,711	5,362
Natural Gas Services Group, Inc.A	182,890	4,706
Newfield Exploration Co.A	378,900	12,356
PBF Energy, Inc.	184,300	4,805
Rosetta Resources, Inc.A	30,800	1,171
Synergy Resources Corp.A	770,820	9,396
Triangle Petroleum Corp.A	474,700	3,679
Ultra Petroleum Corp.A B	694,830	15,842
Warren Resources, Inc.A	310,995	1,076
Western Refining, Inc.	381,595	17,396
WPX Energy, Inc.A	545,400	10,428

		135,937

Total Energy		265,419

FINANCIALS - 29.18%
Banks - 13.38%
1st Source Corp.	76,030	2,379
Associated Banc-Corp.	1,427,475	26,837
Astoria Financial Corp.	404,880	5,324
BancorpSouth, Inc.	516,417	11,893
Bank of Hawaii Corp.	65,260	3,821
BankUnited, Inc.	324,850	9,713
BBCN Bancorp, Inc.	350,881	4,961
Berkshire Hills Bancorp, Inc.	64,938	1,674
Blue Hills Bancorp, Inc.A	264,166	3,521
BOK Financial Corp.	147,130	10,087
Boston Private Financial Holdings, Inc.	1,346,778	17,710
Brookline Bancorp, Inc.	948,280	9,094
Cardinal Financial Corp.	413,550	7,940
Cathay General Bancorp	287,502	7,593
Central Pacific Financial Corp.	95,710	1,809
Chemical Financial Corp.	279,096	8,311
City Holding Co.	54,230	2,440
City National Corp.	310,079	24,406
Clifton Bancorp, Inc.	235,370	3,065
CoBiz Financial, Inc.	559,567	6,726
Columbia Banking System, Inc.	482,210	13,396
Community Bank System, Inc.	32,760	1,250
Community Trust Bancorp, Inc.	13,225	475
CVB Financial Corp.	819,553	12,933
Dime Community Bancshares, Inc.	107,895	1,699
East West Bancorp, Inc.	290,900	10,693
Enterprise Financial Services Corp.	62,575	1,180
First Commonwealth Financial Corp.	354,770	3,317
First Financial Bancorp	124,000	2,175
First Financial Corp.	74,282	2,576
First Horizon National Corp.	4,604,068	59,209
First Interstate Bancsystem, Inc.	289,670	8,499
First Merchants Corp.	70,600	1,599
First Midwest Bancorp, Inc.	1,056,267	17,735
First Niagara Financial Group, Inc.	1,815,137	13,595
FirstMerit Corp.	297,695	5,463
Flushing Financial Corp.	38,640	778
FNB Corp.	399,660	5,112
Fulton Financial Corp.	1,062,335	12,621
German American Bancorp, Inc.	22,322	667
Hancock Holding Co.	945,998	33,290

See accompanying notes

8

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Hanmi Financial Corp.	513,700	$11,019
Iberiabank Corp.	90,240	6,214
Independent Bank Corp.	106,500	4,345
International Bancshares Corp.	346,240	9,823
Investors Bancorp, Inc.	1,035,300	11,129
Lakeland Financial Corp.	40,565	1,681
MainSource Financial Group, Inc.	121,840	2,216
MB Financial, Inc.	190,549	6,012
National Bank Holdings Corp.	85,200	1,669
National Penn Bancshares, Inc.	690,475	7,105
NBT Bancorp, Inc.	187,728	4,821
Northwest Bancshares, Inc.	386,000	4,952
Old National Bancorp	416,007	6,053
People’s United Financial, Inc.	817,000	11,945
Popular, Inc.A	491,300	15,663
PrivateBancorp, Inc.	499,023	16,128
Prosperity Bancshares, Inc.	471,674	28,484
Provident Financial Services, Inc.	288,919	5,267
Renasant Corp.	91,830	2,769
S&T Bancorp, Inc.	204,754	5,649
Sandy Spring Bancorp, Inc.	73,330	1,892
Simmons First National Corp., Class A	129,900	5,455
South State Corp.	87,500	5,277
Square 1 Financial Inc.A	65,733	1,307
Sterling Bancorp	342,000	4,809
Stock Yards Bancorp, Inc.	39,326	1,309
TCF Financial Corp.	182,861	2,825
Tompkins Financial Corp.	9,570	480
Trustmark Corp.	138,578	3,372
UMB Financial Corp.	209,130	12,460
Umpqua Holdings Corp.	797,754	14,040
Union Bankshares Corp.	98,100	2,205
United Bankshares, Inc.	148,700	5,097
United Community Banks, Inc.	793,420	14,305
United Financial Bancorp, Inc.	58,500	821
Valley National BancorpB	1,850,690	18,470
Washington Federal, Inc.	950,480	20,749
Washington Trust Bancorp, Inc.	130,620	5,012
Webster Financial Corp.	1,085,853	34,031
WesBanco, Inc.	316,573	10,909
Wilshire Bancorp, Inc.	273,810	2,711
Wintrust Financial Corp.	620,302	28,732
Zions Bancorporation	393,500	11,400

		748,178

Diversified Financials - 3.63%
Advent Software, Inc.	226,150	7,816
Calamos Asset Management, Inc., Class A	267,705	3,668
Capitol Federal Financial, Inc.	514,750	6,594
Cash America International, Inc.	76,000	3,735
CoreLogic, Inc.A	647,570	20,314
Credit Acceptance Corp.A B	86,668	12,789
Customers Bancorp, Inc.A	261,900	5,002
Encore Capital Group, Inc.A	219,650	9,996
Federated Investors, Inc., Class BB	86,287	2,698
First BanCorp Puerto RicoA	598,300	3,117
GAMCO Investors, Inc., Class A	12,243	1,012
Greenhill & Co., Inc.	17,465	786
Home Loan Servicing Solutions Ltd.	247,620	4,757
Janus Capital Group, Inc.B	175,140	2,625
Nelnet, Inc., Class A	224,197	10,670
Northfield Bancorp, Inc.	214,520	3,055
Oppenheimer Holdings, Inc., Class A	104,660	2,569
Oritani Financial Corp.	139,840	2,065

	Shares	Fair Value
		(000’s)
Outerwall, Inc.A B	71,300	$4,511
Pacific Continental Corp.	188,100	2,712
Piper Jaffray Cos.A	212,937	12,022
PRA Group, Inc.	54,960	3,476
Prospect Capital Corp.B	127,092	1,218
Stifel Financial Corp.A	244,385	11,611
Synovus Financial Corp.	1,660,637	42,114
Texas Capital Bancshares, Inc.A	364,000	22,259

		203,191

Insurance - 8.04%
Allied World Assurance Co. Holdings AG	493,725	18,762
American Equity Investment Life Holding Co.	421,790	10,886
American Financial Group, Inc.	239,435	14,325
AMERISAFE, Inc.	24,800	1,034
Amtrust Financial Services, Inc.B	254,631	11,425
Argo Group International Holdings Ltd.	72,940	4,070
Aspen Insurance Holdings Ltd.	497,980	21,727
Assurant, Inc.	151,600	10,342
Assured Guaranty Ltd.	377,640	8,716
Axis Capital Holdings Ltd.	226,400	10,899
CNO Financial Group, Inc.	892,181	16,175
Employers Holdings, Inc.	150,700	3,073
Endurance Specialty Holdings Ltd.	304,935	17,671
Enstar Group Ltd.A	43,243	6,403
FBL Financial Group, Inc., Class A	140,300	6,956
First American Financial Corp.	227,520	6,898
Global Indemnity PLCA D	424,623	12,306
Hanover Insurance Group, Inc.	294,040	19,683
HCC Insurance Holdings, Inc.	221,060	11,537
Hilltop Holdings, Inc.A	287,460	6,333
Horace Mann Educators Corp.	957,496	29,118
Infinity Property & Casualty Corp.	54,738	3,996
Kemper Corp.	191,520	7,058
Maiden Capital Financing Trust	207,850	2,484
Mercury General Corp.	118,200	6,279
Montpelier Re Holdings Ltd.	291,238	9,652
National Western Life Insurance Co., Class A	14,383	3,898
Navigators Group, Inc.A	49,613	3,378
Old Republic International Corp.	912,960	13,484
PartnerRe Ltd.	50,600	5,854
Platinum Underwriters Holdings Ltd.	417,987	26,179
Primerica, Inc.	176,430	9,024
ProAssurance Corp.	125,400	5,866
Protective Life Corp.	127,640	8,894
Reinsurance Group of America, Inc.	68,800	5,796
Renaissancere Holdings Ltd.	87,100	9,000
Safety Insurance Group, Inc.	168,270	10,497
Selective Insurance Group, Inc.	206,138	5,322
StanCorp Financial Group, Inc.	154,440	10,743
State Auto Financial Corp.	77,539	1,623
Stewart Information Services Corp.	123,711	4,369
Symetra Financial Corp.	676,450	16,032
Third Point Reinsurance Ltd.A	260,059	3,979
United Fire Group, Inc.	50,860	1,652
Validus Holdings Ltd.	311,510	12,392
White Mountains Insurance Group Ltd.	21,454	13,407

		449,197

Real Estate - 4.13%
Acadia Realty TrustE	392,650	12,251
Amerco, Inc.	78,050	21,161
American Assets Trust, Inc.E	259,430	9,947

See accompanying notes

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Apollo Residential Mortgage, Inc.E	167,040	$2,786
Ashford Hospitality Prime, Inc.E	91,314	1,582
Ashford Hospitality Trust, Inc.E	330,433	3,734
Associated Estates Realty Corp.E	418,535	8,174
Brandywine Realty TrustE	371,425	5,731
CBL & Associates Properties, Inc.E	237,280	4,539
Corporate Office Properties TrustE	341,020	9,323
EPR PropertiesE	271,250	15,217
Geo Group, Inc.E	803,096	32,076
Getty Realty Corp.E	297,190	5,531
Granite Real Estate Investment TrustE	267,400	9,642
Healthcare Trust of America, Inc., Class AE	944,280	12,125
Hospitality Properties TrustE	139,733	4,137
LTC Properties, Inc.E	124,000	5,201
Mack-Cali Realty Corp.E	214,031	4,009
Medical Properties Trust, Inc.E	367,900	4,963
New Residential Investment Corp.E	408,200	5,054
Omega Healthcare Investors, Inc.B E	128,935	4,920
Pebblebrook Hotel TrustE	254,614	10,847
Pennsylvania Real Estate Investment TrustE	238,985	5,121
RAIT Financial TrustE	627,760	4,601
Ramco-Gershenson Properties TrustE	315,300	5,511
RLJ Lodging TrustE	212,000	6,831
St. Joe Co.A	165,165	3,163
Summit Hotel Properties, Inc.E	631,480	7,350
Urstadt Biddle Properties, Inc., Class AE	268,060	5,798

		231,325

Total Financials		1,631,891

HEALTH CARE - 5.67%
Biotechnology - 0.23%
Charles River Laboratories International, Inc.A	68,394	4,320
Myriad Genetics, Inc.A B	159,200	6,287
PDL BioPharma, Inc.B	260,199	2,219

		12,826

Health Care Equipment & Supplies - 1.53%
Computer Programs and Systems, Inc.	137,080	8,633
Fabrinet	112,676	2,052
Globus Medical, Inc., Class AA	299,880	6,648
Haemonetics Corp.A	656,028	24,746
Hillenbrand, Inc.	90,190	3,002
Hill-Rom Holdings, Inc.	142,079	6,320
Integra LifeSciences Holdings Corp.A	73,685	3,766
Invacare Corp.	621,300	9,761
Natus Medical, Inc.A	224,770	7,642
Sirona Dental Systems, Inc.	78,500	6,166
STERIS Corp.	111,800	6,909

		85,645

Health Care Providers & Services - 3.91%
Air Methods Corp.B	291,010	13,744
Centene Corp.A	101,410	9,398
Covance, Inc.A	182,300	14,566
Ensign Group, Inc.	54,400	2,106
Hanger Orthopedic Group, Inc.A	1,045,450	25,018
HealthSouth Corp.	895,430	36,113
LifePoint Hospitals, Inc.A	429,910	30,094
Magellan Health Services, Inc.A	95,820	5,799
Omnicell, Inc.A	317,450	10,257
Owens & Minor, Inc.	281,811	9,390
Select Medical Holdings Corp.	1,281,455	18,479

	Shares	Fair Value
		(000’s)
Triple-S Management Corp., Class BA	135,857	$3,008
Universal American Corp.	181,900	1,695
WellCare Health Plans, Inc.A	579,150	39,306

		218,973

Total Health Care		317,444

INDUSTRIALS - 19.49%
Aerospace & Defense - 1.69%
AAR Corp.	360,407	9,551
Aerovironment, Inc.A	350,150	10,732
Aircastle Ltd.	701,581	13,386
Alliant Techsystems, Inc.	178,755	20,908
Curtiss-Wright Corp.	91,900	6,360
Exelis, Inc.	718,330	12,822
Moog, Inc., Class AA	15,191	1,163
Orbital Sciences Corp.A	57,223	1,505
Triumph Group, Inc.	122,457	8,527
World Fuel Services Corp.	237,450	9,792

		94,746

Building Products - 2.12%
American Woodmark Corp.A	203,130	8,310
Apogee Enterprises, Inc.	240,787	10,571
Crane Co.	241,829	15,078
Drew Industries, Inc.	48,169	2,315
Masonite International Corp.B	584,300	31,587
Owens Corning	337,140	10,809
Simpson Manufacturing Co., Inc.	381,325	12,614
Trex Co., Inc.A	560,400	24,097
Universal Forest Products, Inc.	67,474	3,372

		118,753

Commercial Services & Supplies - 7.05%
ABM Industries, Inc.	413,168	11,420
Aceto Corp.	255,600	5,812
Apollo Group, Inc., Class AA	459,580	13,172
Avery Dennison Corp.	92,678	4,342
Brink’s Co.	450,000	9,450
Capella Education Co.	93,018	6,580
CDI Corp.	90,869	1,562
Ceco Environmental Corp.	357,100	5,114
Convergys Corp.	593,211	11,965
Con-way, Inc.	728,586	31,598
CSG Systems International, Inc.	615,620	16,320
CyrusOne, Inc.E	330,330	9,021
Deluxe Corp.	226,764	13,787
DeVry, Inc.	259,450	12,560
Dun & Bradstreet Corp.	133,720	16,422
Ennis, Inc.	119,836	1,777
G&K Services, Inc., Class A	62,130	3,919
Heidrick & Struggles International, Inc.	161,500	3,362
Herman Miller, Inc.	668,080	21,379
Hudson Global, Inc.A	630,300	2,149
Iconix Brand Group, Inc.A	107,000	4,281
Interface, Inc.	653,134	10,470
Kelly Services, Inc., Class A	205,051	3,615
Kforce, Inc.	45,674	1,057
Koppers Holdings, Inc.	92,244	3,642
Korn/Ferry InternationalA	600,534	16,773
McGrath Rentcorp	231,298	8,449
Mobile Mini, Inc.	567,829	24,888
Monotype Imaging Holdings, Inc.	421,330	12,054
Navigant Consulting, Inc.A	289,689	4,458
PHH Corp.A	947,260	22,441
PHI, Inc.A F	38,950	1,743

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Pitney Bowes, Inc.	732,190	$18,114
Resources Connection, Inc.	155,633	2,408
RR Donnelley & Sons Co.	560,700	9,784
Steelcase, Inc., Class A	612,212	10,848
Strayer Education, Inc.A	20,815	1,523
TAL International Group, Inc.B	126,970	5,476
Tetra Tech, Inc.	46,500	1,247
TrueBlue, Inc.A	293,152	7,247
United Stationers Supply Co.	271,164	11,327
Viad Corp.	175,442	4,476
West Corp.	204,000	6,528

		394,560

Construction & Engineering - 1.36%
AECOM Technology Corp.A	194,500	6,331
Aegion Corp.A	726,932	13,317
Comfort Systems USA, Inc.	1,165,287	17,899
EMCOR Group, Inc.	71,915	3,174
Engility Holdings, Inc.A	47,900	2,069
Granite Construction, Inc.	224,060	8,270
MasTec, Inc.A	174,200	4,989
MYR Group, Inc.A	314,270	8,152
Tutor Perini Corp.	419,012	11,737

		75,938

Diversified Manufacturing - 0.40%
Barnes Group, Inc.	610,232	22,310

Electrical Equipment - 1.18%
Babcock & Wilcox Co.	407,700	11,660
Brady Corp., Class A	91,514	2,182
Energy XXI Bermuda Ltd.B	283,786	2,182
EnerSys, Inc.	80,669	5,066
Geospace Technologies Corp.A	262,431	8,080
Global Power Equipment Group, Inc.	167,160	2,278
II-VI, Inc.	1,251,000	16,876
Powell Industries, Inc.	109,970	5,007
Regal-Beloit Corp.	177,590	12,604

		65,935

Industrial Conglomerates - 0.26%
GATX Corp.	110,000	6,974
ICF International, Inc.A	24,988	908
KBR, Inc.	161,800	3,087
Park-Ohio Industries, Inc.	28,762	1,528
Trimas Corp.A	57,646	1,825

		14,322

Machinery - 3.23%
Actuant Corp., Class A	67,817	2,149
American Railcar Industries, Inc.B	75,982	5,000
Ampco-Pittsburgh Corp.	61,569	1,342
Applied Industrial Technologies, Inc.	75,129	3,667
Astec Industries, Inc.	184,960	7,012
Briggs & Stratton Corp.	103,000	2,082
Chart Industries, Inc.A	124,440	5,793
CIRCOR International, Inc.	72,800	5,471
Columbus McKinnon Corp.	104,718	2,979
EnPro Industries, Inc.A	98,100	6,330
Esterline Technologies Corp.A	37,084	4,343
FreightCar America, Inc.	226,650	7,473
John Bean Technologies Corp.	70,724	2,120
L.B. Foster Co., Class A	55,551	3,005
Lindsay Corp.B	112,440	9,861
Meritor, Inc.A	1,492,300	17,147
Miller Industries, Inc.	231,100	4,569
Mueller Industries, Inc.	283,950	9,217

	Shares	Fair Value
		(000’s)
NACCO Industries, Inc., Class A	28,952	$1,696
Oshkosh Corp.	737,780	33,022
Tennant Co.	21,710	1,601
Terex Corp.	708,900	20,394
TimkenSteel Corp.	211,880	8,598
Trinity Industries, Inc.	113,100	4,039
Valmont Industries, Inc.B	68,800	9,368
Watts Water Technologies, Inc., Class A	36,489	2,212

		180,490

Marine - 0.55%
Great Lakes Dredge & Dock Corp.	973,520	6,805
Matson, Inc.	850,400	24,228

		31,033

Road & Rail - 1.22%
Forward Air Corp.	380,009	18,191
Heartland Express, Inc.	404,800	10,177
Landstar System, Inc.	150,160	11,113
Marten Transport Ltd.	223,880	4,393
Ryder System, Inc.	272,515	24,109

		67,983

Trading Companies & Distributors - 0.43%
Air Lease Corp.	374,660	13,709
WESCO International, Inc.A B	123,210	10,154

		23,863

Total Industrials		1,089,933

INFORMATION TECHNOLOGY - 12.07%
Communications Equipment - 1.38%
Anixter International, Inc.	160,747	13,691
ARRIS Group, Inc.A	778,848	23,381
Bel Fuse, Inc., Class B	63,523	1,797
Brocade Communications Systems, Inc.	2,205,272	23,663
Extreme NetworksA	634,400	2,277
Finisar Corp.A	133,582	2,233
Plantronics, Inc.	200,597	10,405

		77,447

Computers & Peripherals - 0.56%
Lexmark International, Inc., Class A	509,500	21,990
Mercury Systems, Inc.A	665,137	9,299

		31,289

Electronic Equipment & Instruments - 4.01%
Arrow Electronics, Inc.	71,600	4,071
Avnet, Inc.	100,200	4,334
AVX Corp.	363,110	5,243
Benchmark Electronics, Inc.A	611,655	14,508
Celestica, Inc.A	199,340	2,189
Coherent, Inc.	41,207	2,685
Ingram Micro, Inc., Class AA	768,111	20,616
Intersil Corp., Class A	208,706	2,774
Itron, Inc.A	77,746	3,027
Littelfuse, Inc.	157,300	15,343
Methode Electronics, Inc.	774,500	30,500
Nanometrics, Inc.A	260,167	3,523
Newport Corp.A	57,746	1,033
Plexus Corp.A	437,556	18,093
Sanmina Corp.A	619,484	15,530
Scansource, Inc.A	217,723	8,313
Taser International, Inc.A	442,680	8,340
Tech Data Corp.A	158,929	9,491
Tronox Ltd., Class A	99,790	2,413
Universal Display Corp.A B	214,700	6,716

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Vishay Intertechnology, Inc.	3,388,025	$45,771

		224,513

Internet Software & Services - 0.29%
Constant Contact, Inc.A	163,890	5,795
Ebix, Inc.B	102,012	1,505
Netgear, Inc.A	109,394	3,724
Perficient, Inc.A	297,600	4,934

		15,958

IT Consulting & Services - 1.28%
Acxiom Corp.A	280,570	5,286
Booz Allen Hamilton Holding Corp.	542,580	14,297
CACI International, Inc., Class AA	96,070	7,906
Mantech International Corp., Class A	77,070	2,170
Science Applications International Corp.	76,190	3,726
Sykes Enterprises, Inc.A	286,574	6,173
SYNNEX Corp.	258,362	17,874
Syntel, Inc.A	91,900	7,959
Virtusa Corp.A	145,700	5,971

		71,362

Semiconductor Equipment & Products - 3.34%
Amkor Technology, Inc.A B	398,559	2,702
Brooks Automation, Inc.	2,589,627	31,929
Cirrus Logic, Inc.A	165,000	3,185
Diodes, Inc.A	1,188,999	30,711
Fairchild Semiconductor International, Inc.A	1,689,574	25,935
Integrated Device Technology, Inc.A	133,797	2,196
Integrated Silicon Solution, Inc.	24,489	333
IXYS Corp.	16,530	188
Kulicke & Soffa Industries, Inc.A	453,264	6,536
Microsemi Corp.	285,405	7,441
MKS Instruments, Inc.	220,890	8,040
Omnivision Technologies, Inc.A	186,204	4,987
ON Semiconductor Corp.A	1,821,900	15,104
Photronics, Inc.A	1,055,675	9,491
QLogic Corp.A	1,335,901	15,777
Teradyne, Inc.	762,280	14,026
Ultra Clean Holdings, Inc.A	38,210	335
Xcerra Corp.A	966,100	8,202

		187,118

Software - 1.21%
Comverse, Inc.A	295,980	6,452
DST Systems, Inc.	57,940	5,583
FARO Technologies, Inc.A	347,650	19,468
Mentor Graphics Corp.	1,712,620	36,291

		67,794

Total Information Technology		675,481

MATERIALS - 4.42%
Chemicals - 1.86%
A. Schulman, Inc.	80,310	2,844
Axiall Corp.	148,800	5,997
Cabot Corp.	242,838	11,275
Cytec Industries, Inc.	230,130	10,731
FutureFuel Corp.	159,200	2,121
Huntsman Corp.	170,700	4,165
Innospec, Inc.	80,890	3,266
Intrepid Potash, Inc.B	581,520	7,821
Olin Corp.	409,880	9,935
PolyOne Corp.	588,000	21,761
Quaker Chemical Corp.	96,918	7,955
Rayonier Advanced Materials, Inc.B	171,947	4,906

	Shares	Fair Value
		(000’s)
Scotts Miracle-Gro Co., Class A	187,477	$11,106

		103,883

Construction Materials - 0.03%
Boise Cascade Co.A	51,509	1,857

Containers & Packaging - 0.18%
Graphic Packaging Holding Co.A	249,631	3,028
Owens-Illinois, Inc.A	265,200	6,835
UFP Technologies, Inc.A	7,644	168

		10,031

Metals & Mining - 1.88%
Allegheny Technologies, Inc.	303,500	9,970
Allied Nevada Gold Corp.A B	639,691	889
Carpenter Technology Corp.	246,800	12,353
Coeur d’Alene Mines Corp.	359,969	1,332
Commercial Metals Co.	66,700	1,153
Gibraltar Industries, Inc.A	468,139	7,139
Global Brass & Copper Holdings, Inc.	125,150	1,752
Haynes International, Inc.	128,940	5,994
Hecla Mining Co.	859,000	1,873
Horsehead Holding Corp.A	589,500	9,261
Kaiser Aluminum Corp.	372,300	25,894
Materion Corp.	71,567	2,823
Noranda Aluminum Holding Corp.	1,357,600	5,987
Pan American Silver Corp.	180,963	1,670
Schnitzer Steel Industries, Inc., Class A	92,300	2,174
Stillwater Mining Co.A	511,340	6,714
United States Steel Corp.	60,000	2,402
Worthington Industries, Inc.	159,834	6,178

		105,558

Paper & Forest Products - 0.47%
Domtar Corp.	190,860	7,839
Louisiana-Pacific Corp.A	474,536	6,928
Neenah Paper, Inc.	76,891	4,691
Resolute Forest Products, Inc.A	359,270	6,668

		26,126

Total Materials		247,455

TELECOMMUNICATION SERVICES - 0.49%
Diversified Telecommunication Services - 0.28%
Atlantic Tele-Network, Inc.	51,710	3,474
EchoStar Corp., Class AA	161,440	7,544
IDT Corp., Class B	77,726	1,281
magicJack VocalTec Ltd.A B	87,409	813
Vonage Holdings Corp.A	763,940	2,659

		15,771

Wireless Telecommunication Services - 0.21%
Iridium Communications, Inc.A B	226,000	2,147
Telephone & Data Systems, Inc.	379,183	9,722

		11,869

Total Telecommunication Services		27,640

UTILITIES - 4.01%
Electric - 3.00%
El Paso Electric Co.	359,020	13,585
Empire District Electric Co.B	121,000	3,441
Great Plains Energy, Inc.	1,212,390	32,650
Hawaiian Electric Industries, Inc.B	1,151,960	32,439
IDACORP, Inc.	291,895	18,457
NorthWestern Corp.	362,170	19,137
Ormat Technologies, Inc.B	141,910	4,108
PNM Resources, Inc.	273,780	7,899

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2014

	Shares	Fair Value
		(000’s)
Portland General Electric Co.	980,634	$35,704
TECO Energy, Inc.	20,935	411

		167,831

Gas - 0.41%
Chesapeake Utilities Corp.	208,185	10,083
Laclede Group, Inc.	122,440	6,216
New Jersey Resources Corp.	111,800	6,538

		22,837

Multi-Utilities - 0.60%
Avista Corp.	415,540	14,731
Westar Energy, Inc.	503,070	19,021

		33,752

Total Utilities		224,420

Total Common Stock (Cost $4,463,004)		5,393,683

SHORT-TERM INVESTMENTS -3.42%
American Beacon U.S. Government Money Market Select Fund, Select Class G	20,000,000	20,000
JPMorgan U.S. Government Money Market Fund, Capital Class G	171,404,176	171,404

Total Short-Term Investments (Cost $191,404)		191,404

SECURITIES LENDING COLLATERAL - 3.99%
American Beacon U.S. Government Money Market Select Fund, Select ClassG	180,835,638	180,835
DWS Government and Agency Securities Portfolio, Institutional Class	42,361,572	42,362

Total Securities Lending Collateral (Cost $223,197)		223,197

TOTAL INVESTMENTS - 103.81% (Cost $4,877,605)		5,808,284
LIABILITIES, NET OF OTHER ASSETS - (3.81%)		(213,064)

TOTAL NET ASSETS - 100.00%		$5,595,220

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at October 31, 2014.
C	LLC - Limited Liability Company.
D	PLC - Public Limited Company.
E	REIT - Real Estate Investment Trust.
F	Non-voting participating shares.
G	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on October 31, 2014:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index December Futures	Long	1,562	December, 2014	$182,910,200	$3,648,966

				$182,910,200	$3,648,966

See accompanying notes

13

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2014 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair valueA,D	$5,607,449
Investments in affiliated securities, at fair valueB	200,835
Deposit with brokers for futures contracts	7,946
Receivable for investments sold	5,618
Receivable for fund shares sold	3,265
Dividends and interest receivable	1,832
Receivable for variation margin from open futures contracts	2,680
Prepaid expenses	124

Total assets	5,829,749

Liabilities:
Payable for investments purchased	2,906
Payable for fund shares redeemed	4,358
Payable upon return of securities loaned	223,197
Foreign currency, at fair valueC	12
Management and investment advisory fees payable	2,143
Administrative service and service fees payable	1,426
Transfer agent fees payable	75
Custody and fund accounting fees payable	62
Professional fees payable	36
Prospectus and shareholder reports fees payable	211
Trustee fees payable	40
Other liabilities	63

Total liabilities	234,529

Net assets	$5,595,220

Analysis of Net Assets:
Paid-in-capital	4,025,439
Undistributed net investment income	24,379
Accumulated net realized gain	611,076
Unrealized appreciation of investments	930,678
Unrealized depreciation of foreign currency contracts	(1)
Unrealized appreciation of futures contracts	3,649

Net assets	$5,595,220

See accompanying notes

14

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2014 (in thousands, except share and per share amounts)

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	143,997,512

Y Class	6,918,839

Investor Class	31,597,493

Advisor Class	3,846,809

Retirement Class	457,273

A Class	1,110,531

C Class	371,477

AMR Class	14,283,677

Net assets (not in thousands):
Institutional Class	$4,002,884,144

Y Class	$190,416,114

Investor Class	$851,731,763

Advisor Class	$102,681,998

Retirement Class	$11,974,230

A Class	$29,569,753

C Class	$9,676,368

AMR Class	$396,285,700

Net asset value, offering and redemption price per share:
Institutional Class	$27.80

Y Class	$27.52

Investor Class	$26.96

Advisor Class	$26.69

Retirement Class	$26.19

A Class	$26.63

A Class (offering price)	$28.25

C Class	$26.05

AMR Class	$27.74

A Cost of investments in unaffiliated securities	$4,676,770
B Cost of investments in affiliated securities	$200,835
C Cost of foreign currency	$(12)
D Fair value of securities on loan	$217,835

See accompanying notes

15

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2014 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$78,009
Dividend income from affiliated securities	2
Interest income	5
Income derived from securities lending, net	2,849

Total investment income	80,865

Expenses:
Management and investment advisory fees (Note 2)	24,793
Administrative service fees (Note 2):
Institutional Class	11,336
Y Class	499
Investor Class	2,745
Advisor Class	320
Retirement Class	36
A Class	112
C Class	30
AMR Class	227
Transfer agent fees:
Institutional Class	556
Y Class	10
Investor Class	48
Advisor Class	7
Retirement Class	4
A Class	6
C Class	3
AMR Class	10
Custody and fund accounting fees	547
Professional fees	190
Registration fees and expenses	149
Service fees (Note 2):
Y Class	166
Investor Class	3,334
Advisor Class	266
Retirement Class	30
A Class	46
C Class	12
Distribution fees (Note 2):
Advisor Class	266
Retirement Class	60
A Class	76
C Class	83
Prospectus and shareholder report expenses	387
Trustee fees	285
Other expenses	304

Total expenses	46,943

Net expenses	46,943

Net investment income	33,922

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	633,452
Commission recapture (Note 3)	201
Foreign currency transactions	(4)
Futures contracts	21,320
Change in net unrealized appreciation or (depreciation) of:
Investments	(239,731)
Foreign currency transactions	(1)
Futures contracts	(4,432)

Net gain from investments	410,805

Net increase in net assets resulting from operations	$444,727

A Foreign taxes	$124

See accompanying notes

16

American Beacon Small Cap Value FundSM

Statement of Changes of Net Assets (in thousands)

	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$33,922	$40,139
Net realized gain from investments, commission recapture, foreign currency, and futures contracts	654,969	450,287
Change in net unrealized appreciation or (depreciation) from investments, foreign currency, and futures contracts	(244,164)	842,058

Net increase in net assets resulting from operations	444,727	1,332,484

Distributions to Shareholders:
Net investment income:
Institutional Class	(17,234)	(28,357)
Y Class	(643)	(583)
Investor Class	(1,678)	(6,427)
Advisor Class	(160)	(423)
Retirement Class	(6)	(46)
A Class	(58)	(41)
C Class	(1)	(11)
AMR Class	(3,813)	(4,619)
Net realized gain from investments:
Institutional Class	(306,261)	(61,004)
Y Class	(11,351)	(1,275)
Investor Class	(85,372)	(20,484)
Advisor Class	(8,358)	(1,302)
Retirement Class	(978)	(190)
A Class	(1,549)	(120)
C Class	(645)	(71)
AMR Class	(46,178)	(8,358)

Net distributions to shareholders	(484,285)	(133,311)

Capital Share Transactions:
Proceeds from sales of shares	1,604,292	1,408,645
Reinvestment of dividends and distributions	472,992	130,635
Cost of shares redeemed	(1,549,920)	(972,369)
Redemption fees	1	—

Net increase in net assets from capital share transactions	527,365	566,911

Net increase in net assets	487,807	1,766,084

Net Assets:
Beginning of period	5,107,413	3,341,329

End of Period *	$5,595,220	$5,107,413

* Includes undistributed net investment income (loss) of	$24,379	$17,740

See accompanying notes

17

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of thirty-one Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets. The Fund pays the unaffiliated investment advisors hired to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2014 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
0.45%	$24,793	$21,742	$3,051

As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in Income derived from securities lending and Management and investment advisory fees on the Statement of Operations. During the year ended October 31, 2014, securities lending fees paid to the Manager were $347,430.

18

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, and Retirement Classes of the Fund, and 0.05% of the average daily net assets of the AMR Class of the Fund. Prior to July 1, 2014, the Manager received an annualized fee of 0.40% of the average daily net assets of the A and C Classes of the Fund. Beginning July 1, 2014, the Manager received an annualized fee of 0.30% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Brokerage Commissions

Affiliated entities of an investment advisor to the Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $9,436 for the year ended October 31, 2014.

Investment in Affiliated Funds

The Fund may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively the “Select Funds”). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Funds. The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administration fees totaling 0.10% of the average daily net assets of the Select Funds. During the year ended October 31, 2014, the Manager earned fees from the Select Funds totaling $19,991 on the Fund’s direct investment in the Select Funds and $245,884 from the Fund’s securities lending collateral invested in the Select Funds.

19

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2014, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2014, the Manager contractually reimbursed $324 for the A Class and $170 for the C Class. Of these amounts $147 was receivable from the Manager at October 31, 2014. The reimbursed expenses will expire in 2017. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability is $5,000 expiring in 2015 and $3,221 expiring in 2016. The Fund did not record a liability for potential reimbursements due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2014, Foreside collected $11,986 from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2014, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2014, $2,359 in CDSC fees were collected for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency

20

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended October 31, 2014, there were no transfers between levels. As of October 31, 2014, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
Common Stock*	$5,393,683	$—	$—	$5,393,683
Short-Term Investments - Money Markets	191,404	—	—	191,404
Securities Lending Collateral invested in Money Market Funds	223,197	—	—	223,197

Total Investments in Securities	$5,808,284	$—	$—	$5,808,284

Financial Derivative Instruments
Futures Contracts	$3,649	$—	$—	$3,649

*	Refer to the Schedule of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

21

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

22

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended October 31, 2014, the Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Average Futures Contracts Outstanding
Fund	Year ended October 31, 2014
Small Cap Value Fund	1,791

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure (in thousands) (1) (2):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of October 31, 2014:

Statement of Assets and Liabilities	Derivatives	Fair Value
Receivable for variation margin from open futures contracts(2)	Equity Contracts	$2,680

23

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended October 31, 2014:

Statement of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$21,320
Change in net unrealized appreciation or (depreciation) from futures contracts	Equity Contracts	(4,432)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

24

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties such as International Swaps and Derivatives Association (“ISDA”) agreements which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2014 (in thousands):

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Futures Contracts(1)	$2,680	$—	$2,680
Securities on Loan	217,835	—	217,835

	$220,515	$—	$220,515

25

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of October 31, 2014

	Net amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(2)	Net Amount
Barclays Capital, Inc.	$29,738	$—	$(29,738)	$—
BNP Paribas Prime Brokerage	2,916	—	(2,916)	—
Citigroup Global Markets, Inc.	17,818	—	(17,818)	—
Credit Suisse Securities LLC	17,410	—	(17,410)	—
Deutsche Bank Securities, Inc.	55,517	—	(55,517)	—
Goldman Sachs & Co.	42,225	—	(42,225)	—
Goldman Sachs & Co. (1)	2,680	—	—	2,680
SG Anerucas Securities, LLC	804	—	(804)	—
JPMorgan Clearing Corp.	34,790	—	(34,790)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,240	—	(3,240)	—
Scotia Capital USA Inc.	8,341	—	(8,341)	—
UBS Securities LLC	5,036	—	(5,036)	—

Total:	$220,515	$—	$(217,835)	$2,680

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $223,197 has been received in connection with securities lending transactions.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

26

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

The tax character of distributions paid were as follows (in thousands):

	Year Ended October 31, 2014	Year Ended October 31, 2013
Distributions paid from:
Ordinary income*
Institutional Class	$99,903	$28,357
Y Class	3,707	583
Investor Class	24,722	6,427
Advisor Class	2,416	423
Retirement Class	270	46
A Class	476	41
C Class	174	11
AMR Class	16,278	4,619
Long-Term Capital gain
Institutional Class	223,593	61,004
Y Class	8,287	1,275
Investor Class	62,328	20,484
Advisor Class	6,102	1,302
Retirement Class	714	190
A Class	1,131	120
C Class	471	71
AMR Class	33,713	8,358

Total distributions paid	$484,285	$133,311

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2014, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$4,910,081
Unrealized appreciation	1,076,682
Unrealized depreciation	(178,479)

Net unrealized appreciation or (depreciation)	898,203
Undistributed ordinary income	127,528
Accumulated long-term gain or (loss)	540,404
Other temporary differences	3,646

Distributable earnings or (deficits)	$1,569,781

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments and reclassifications of income from real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of foreign currency, reclassifications of dividends, and reclassifications of income from real estate investment securities and publicly traded partnerships as of October 31, 2014 (in thousands):

Paid-in-capital	$(25)
Undistributed net investment income (loss)	(3,690)
Accumulated net realized gain (loss)	3,715
Unrealized appreciation or (depreciation) of investments and futures contracts	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain

27

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended October 31, 2014 the Fund did not have capital loss carryovers.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2014 were $4,017,967 and $3,764,864, respectively (in thousands).

A summary of the Fund’s transactions in the Select Funds for the year ended October 31, 2014 is set forth below (in thousands):

Type of Investment	Affiliate	October 31, 2013 Shares/Fair Value	Purchases	Sales	October 31, 2014 Shares/Fair Value	Dividend Income
Direct	USG Select Fund	$20,000	$—	$—	$20,000	$2
Securities Lending	USG Select Fund	267,629	786,643	873,437	180,835	N/A

9. Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10% and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

28

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2014

As of October 31, 2014, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$217,835	$—	$223,197

Cash collateral is listed in the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in Income derived from securities lending in the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year Ended October 31, 2014

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,356	$1,080,664	4,630	$125,758	8,267	$219,191	1,929	$50,599
Redeption fees	—	1	—	—	—	—	—	—
Reinvestment of dividends	11,848	315,751	397	10,475	3,287	85,208	331	8,518
Shares redeemed	(29,530)	(805,468)	(2,525)	(68,692)	(14,208)	(376,828)	(1,667)	(43,450)

Net increase (decrease) in shares outstanding	21,674	$590,948	2,502	$67,541	(2,654)	$(72,429)	593	$15,667

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	224	$5,786	1,516	$39,512	166	$4,278	2,830	$78,504
Redeption fees	—	—	—	—	—	—	—	—
Reinvestment of dividends	39	984	58	1,480	23	585	1,883	49,991
Shares redeemed	(198)	(5,071)	(960)	(25,887)	(58)	(1,497)	(8,372)	(223,027)

Net increase (decrease) in shares outstanding	65	$1,699	614	$15,105	131	$3,366	(3,659)	$(94,532)

For the Year Ended October 31, 2013

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	37,159	$902,916	3,218	$79,916	8,515	$204,966	1,651	$39,639
Redeption fees	—	—	—	—	—	—	—	—
Reinvestment of dividends	4,074	87,155	76	1,609	1,280	26,702	83	1,725
Shares redeemed	(22,965)	(558,334)	(743)	(18,501)	(12,103)	(280,730)	(678)	(15,889)

Net increase (decrease) in shares outstanding	18,268	$431,737	2,551	$63,024	(2,308)	$(49,062)	1,056	$25,475

	Retirement Class		A Class		C Class		AMR Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	241	$5,651	379	$9,237	137	$3,248	6,574	$163,072
Redeption fees	—	—	—	—	—	—	—	—
Reinvestment of dividends	12	236	8	151	4	80	609	12,977
Shares redeemed	(178)	(3,948)	(90)	(2,136)	(17)	(396)	(3,840)	(92,435)

Net increase in shares outstanding	75	$1,939	297	$7,252	124	$2,932	3,343	$83,614

29

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,
	2014F	2013	2012	2011A	2010	2014F	2013	2012	2011A	2010
Net asset value, beginning of period	$28.04	$21.04	$18.75	$17.84	$14.39	$27.81	$20.89	$18.66	$17.76	$14.37

Income from investment operations:
Net investment income (loss)	0.17	0.25	0.17	0.08	0.08	0.18	0.22	0.15	0.06	0.14
Net gains (losses) from investments (both realized and unrealized)	2.18	7.60	2.20	0.92	3.46	2.12	7.55	2.19	0.92	3.36

Total income (loss) from investment operations	2.35	7.85	2.37	1.00	3.54	2.30	7.77	2.34	0.98	3.50

Less distributions:
Dividends from net investment income	(0.14)	(0.27)	(0.08)	(0.09)	(0.09)	(0.14)	(0.27)	(0.11)	(0.08)	(0.11)
Distributions from net realized gains	(2.45)	(0.58)	—	—	—	(2.45)	(0.58)	—	—	—

Total distributions	(2.59)	(0.85)	(0.08)	(0.09)	(0.09)	(2.59)	(0.85)	(0.11)	(0.08)	(0.11)

Net asset value, end of period	$27.80	$28.04	$21.04	$18.75	$17.84	$27.52	$27.81	$20.89	$18.66	$17.76

Total return B	8.78%	38.59%	12.71%	5.57%	24.71%	8.67%	38.45%	12.58%	5.49%	24.44%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,002,884	$3,430,107	$2,189,761	$1,843,285	$1,470,084	$190,416	$122,850	$38,982	$29,234	$931
Ratios to average net assets:
Expenses before reimbursements	0.80%	0.82%	0.82%	0.82%	0.81%	0.89%	0.91%	0.91%	0.94%	0.91%
Expenses, net of reimbursements	0.80%	0.82%	0.82%	0.82%	0.81%	0.89%	0.91%	0.91%	0.94%	0.91%
Net investment income (loss), before reimbursements	0.67%	1.01%	0.87%	0.47%	0.52%	0.58%	0.74%	0.77%	0.30%	0.39%
Net investment income (loss), net of reimbursements	0.67%	1.01%	0.87%	0.47%	0.52%	0.58%	0.74%	0.77%	0.30%	0.39%
Portfolio turnover rate	73%	48%	51%	59%	59%	73%	48%	51%	59%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F	On August 18, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

30

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					Advisor Class
Year Ended October 31,					Year Ended October 31,
2014F	2013	2012	2011A	2010	2014F	2013	2012	2011A	2010
$27.27	$20.47	$18.23	$17.40	$14.05	$27.06	$20.35	$18.15	$17.33	$13.97

0.10	0.18	0.11	0.02	0.03	0.06	0.14	0.06	(0.01)	0.01
2.09	7.38	2.13	0.88	3.37	2.07	7.34	2.14	0.89	3.35

2.19	7.56	2.24	0.90	3.40	2.13	7.48	2.20	0.88	3.36

(0.05)	(0.18)	—	(0.07)	(0.05)	(0.05)	(0.19)	—	(0.06)	—
(2.45)	(0.58)	—	—	—	(2.45)	(0.58)	—	—	—

(2.50)	(0.76)	—	(0.07)	(0.05)	(2.50)	(0.77)	—	(0.06)	—

$26.96	$27.27	$20.47	$18.23	$17.40	$26.69	$27.06	$20.35	$18.15	$17.33

8.40%	38.11%	12.31%	5.20%	24.21%	8.22%	37.93%	12.12%	5.07%	24.05%

$851,732	$934,041	$748,550	$843,400	$911,737	$102,682	$88,033	$44,731	$33,032	$32,295

1.16%	1.18%	1.18%	1.17%	1.18%	1.29%	1.31%	1.32%	1.32%	1.32%
1.16%	1.18%	1.18%	1.17%	1.18%	1.29%	1.31%	1.32%	1.32%	1.32%
0.33%	0.73%	0.51%	0.12%	0.17%	0.18%	0.46%	0.35%	(0.02)%	0.03%
0.33%	0.73%	0.51%	0.12%	0.17%	0.18%	0.46%	0.35%	(0.02)%	0.03%
73%	48%	51%	59%	59%	73%	48%	51%	59%	59%

31

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Retirement Class					A Class
	Year Ended October 31,					Year Ended October 31,				May 17 to Oct. 31,
	2014F	2013	2012	2011A	2010	2014F	2013	2012	2011A	2010
Net asset value, beginning of period	$26.63	$20.05	$18.01	$17.23	$13.95	$27.03	$20.35	$18.19	$17.39	$17.33

Income from investment operations:
Net investment income (loss)	(0.01)	0.09	0.06	0.02	0.04	0.11	0.16	0.08	0.03	—
Net gains (losses) from investments (both realized and unrealized)	2.03	7.21	2.05	0.81	3.28	2.03	7.30	2.12	0.83	0.06

Total income (loss) from investment operations	2.02	7.30	2.11	0.83	3.32	2.14	7.46	2.20	0.86	0.06

Less distributions:
Dividends from net investment income	(0.01)	(0.14)	(0.07)	(0.05)	(0.04)	(0.09)	(0.20)	(0.04)	(0.06)	—
Distributions from net realized gains	(2.45)	(0.58)	—	—	—	(2.45)	(0.58)	—	—	—

Total distributions	(2.46)	(0.72)	(0.07)	(0.05)	(0.04)	(2.54)	(0.78)	(0.04)	(0.06)	—

Net asset value, end of period	$26.19	$26.63	$20.05	$18.01	$17.23	$26.63	$27.03	$20.35	$18.19	$17.39

Total return B	7.95%	37.52%	11.77%	4.79%	23.82%	8.30%	37.83%	12.11%	4.92%	0.35	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$11,974	$10,446	$6,366	$1,817	$360	$29,570	$13,418	$4,064	$1,822	$18
Ratios to average net assets:
Expenses before reimbursements	1.57%	1.60%	1.63%	1.62%	1.54%	1.27%	1.35%	1.44%	1.57%	1.28	%D
Expenses, net of reimbursements	1.57%	1.60%	1.63%	1.62%	1.54%	1.27%	1.32%	1.34%	1.57%	1.28	%D
Net investment income (loss), before reimbursements	(0.09)%	0.29%	0.02%	(0.35)%	(0.20)%	0.19%	0.30%	0.21%	(0.32)%	0.01	%D
Net investment income (loss), net of reimbursements	(0.09)%	0.29%	0.02%	(0.35)%	(0.20)%	0.20%	0.34%	0.32%	(0.32)%	0.01	%D
Portfolio turnover rate	73%	48%	51%	59%	59%	73%	48%	51%	59%	59	%E

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
F	On August 18, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

32

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

C Class						AMR Class
Year Ended October 31,				Sept. 1 to Oct. 31,		Year Ended October 31,
2014F	2013	2012	2011A	2010		2014F	2013	2012	2011A	2010
$26.60	$20.07	$18.04	$17.37	$15.62		$27.99	$21.00	$18.71	$17.76	$14.32

(0.07)	0.03	(0.03)	(0.04)	(0.01)		0.37	0.23	0.34	0.13	0.18
1.97	7.17	2.06	0.74	1.76		2.04	7.66	2.08	0.92	3.38

1.90	7.20	2.03	0.70	1.75		2.41	7.89	2.42	1.05	3.56

0.00	(0.09)	—	(0.03)	—		(0.20)	(0.32)	(0.13)	(0.10)	(0.12)
(2.45)	(0.58)	—	—	—		(2.45)	(0.58)	—	—	—

(2.45)	(0.67)	—	(0.03)	—		(2.65)	(0.90)	(0.13)	(0.10)	(0.12)

$26.05	$26.60	$20.07	$18.04	$17.37		$27.74	$27.99	$21.00	$18.71	$17.76

7.46%	36.88%	11.25%	4.06%	11.20	%C	9.02%	38.95%	13.00%	5.85%	25.00%

$9,676	$6,396	$2,330	$1,106	$6		$396,286	$502,122	$306,545	$338,723	$320,715

2.03%	2.09%	2.21%	2.60%	2.69	%D	0.54%	0.56%	0.56%	0.56%	0.57%
2.03%	2.07%	2.10%	2.60%	2.10	%D	0.54%	0.56%	0.56%	0.56%	0.57%
(0.56)%	(0.41)%	(0.54)%	(1.36)%	(1.86	)%D	0.94%	1.26%	1.14%	0.72%	0.76%
(0.56)%	(0.39)%	(0.43)%	(1.36)%	(1.28	)%D	0.94%	1.26%	1.14%	0.72%	0.76%
73%	48%	51%	59%	59	%E	73%	48%	51%	59%	59%

33

American Beacon FundsSM

Privacy Policy and Federal Tax Information

October 31, 2014 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2014. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2014.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2013. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	72.57%
Qualified Dividend Income	100.00%

The Small Cap Value Fund designated $336,339,215 as long term capital gains distributions and $124,354,253 as short-term capital gain distributions for the year ended October 31, 2014.

Shareholders will receive notification in January 2015 of the applicable tax information necessary to prepare their 2014 income tax returns.

34

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

At its meetings on November 11-12, 2013, the Board considered a proposed amendment to the Investment Advisory Agreement between the Manager and Barrow, Hanley, Mewhinney & Strauss LLC (“Barrow”) with respect to the Small Cap Value Fund (“Barrow Agreement”) to add the advisory fee rate schedule for Barrow’s Diversified Small Cap Value (“DSCV”) strategy, which would be used by Barrow to manage a new allocation of the Small Cap Value Fund. The Board reviewed information provided by the Manager regarding the DSCV strategy and the related advisory fee rate schedule, and the Investment Committee met with representatives of Barrow. The Board considered information that had been provided by Barrow to the Board at the May 2013 meeting in connection with the renewal of the Barrow Agreement, and Barrow’s representation that there had been no material changes to the information that Barrow previously had provided to the Board.

Provided below is an overview of the primary factors the Board considered at its November 11-12, 2013 meetings at which the Board considered the approval of the amended Barrow Agreement. In determining whether to approve the amended Barrow Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided by Barrow with respect to the DSCV strategy; (2) the investment performance of Barrow with respect to the DSCV strategy; (3) the costs to be incurred by Barrow in rendering its services with respect to the DSCV strategy and the resulting profits or losses; (4) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (6) comparisons of services and fees with contracts entered into by Barrow with other clients; and (7) any other benefits anticipated to be derived by Barrow from its relationship with the Small Cap Value Fund.

Board did not identify any particular information that was most relevant to its consideration of the amended Barrow Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of Barrow regarding the new approval. Based on its evaluation, the Board unanimously concluded that the terms of the amended Barrow Agreement were reasonable and fair and that the approval of the amended Barrow Agreement was in the best interests of the Small Cap Value Fund.

Nature, extent and quality of the services to be provided by Barrow. The Board noted that it had considered the renewal of the Barrow Agreement at the May 2013 meeting. At that meeting, the Board considered information about Barrow, including the background and experience of the Barrow’s portfolio management personnel, Barrow’s investment resources, infrastructure, financial condition and the adequacy of its compliance program. The Board considered the description of the DSCV strategy and the information provided regarding the development and implementation of the DSCV strategy included in the briefing materials. In addition, the Board considered that the same portfolio management personnel who manage Barrow’s current allocation of the Small Cap Value Fund would manage Barrow’s new allocation of the Small Cap Value Fund pursuant to the DSCV strategy. The Board also took into consideration the Manager’s recommendation of the DSCV strategy. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Barrow were appropriate for the Small Cap Value Fund in light of its investment objective, and, thus, supported a decision to approve the Barrow Agreement.

Performance of Barrow. The Board evaluated the information provided by the Manager regarding the performance of the DSCV strategy relative to the performance of Barrow’s fundamental small cap value strategy (“Fundamental strategy”) and the Russell 2000 Value Index (“Index”) as of September 30, 2013. The Board considered that the DSCV strategy outperformed the Fundamental strategy for the year-to-date, one-, three- and five-year periods, but underperformed the Fundamental strategy for the since-inception period. The Board also considered that the DSCV strategy outperformed the Index for all relevant periods. The Board noted, in this regard, that performance information for the three- and five-year and since-inception periods had been annualized. Based on the foregoing information, the Board concluded that the Barrow’s historical investment performance record with respect to the DSCV strategy supported approval of the amended Barrow Agreement.

Comparisons of the amounts to be paid under the Barrow Agreement with those under contracts between Barrow and its other clients. In evaluating the amended Barrow Agreement, the Board reviewed the proposed advisory fee rate schedule for the DSCV strategy. The Board considered that the proposed advisory fee rate schedule is lower than Barrow’s advisory fee rate schedule for the management of its current allocation of the Small Cap Value Fund pursuant to the Fundamental strategy. In this regard, the Board noted that, at the May 2013 meeting, it had considered Barrow’s advisory fee rate schedule for the Fundamental strategy relative to the fee rates that Barrow charges other clients. The Board also considered that the proposed advisory fee rate schedule for the DSCV strategy was lower than the advisory fee rate schedules charged by the Small Cap Value Fund’s other subadvisers. After evaluating this information, the Board concluded that the proposed advisory fee rate schedule was reasonable in light of the services to be provided to the Small Cap Value Fund.

Costs of the services to be provided and profits to be realized by Barrow and its affiliates from its relationship with the Small Cap Value Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Barrow from its relationship with the Small Cap Value Fund, noting instead the arm’s-length nature of the relationship between the Manager and Barrow with respect to the negotiation of the advisory fee rate schedule for the DSCV strategy on behalf of the Small Cap Value Fund.

Economies of Scale. The Board noted that it had considered the economies of scale associated with Barrow’s advisory fee rate schedule for the management of Barrow’s current allocation of the Small Cap Value Fund pursuant to the Fundamental strategy. The Board also noted that the proposed advisory fee rate schedule for the DSCV strategy is lower than Barrow’s current advisory fee rate schedule and the advisory fee rate schedules charged by the Small Cap Value Fund’s other subadvisers. Based on the foregoing information, the Board concluded that the breakpoints under the proposed advisory fee rate schedule was likely to reflect economies of scale associated with the additional services to be provided to the Small Cap Value Fund by Barrow.

35

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Benefits to be derived by Barrow from the relationship with the Small Cap Value Fund. The Board noted that, at the May 2013 meeting, it had considered the “fall-out” or ancillary benefits that might accrue to Barrow as a result of its relationship with the Small Cap Value Fund.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Small Cap Value Fund, the Manager or Barrow, as that term is defined in the 1940 Act, concluded that the proposed fee schedule for the DSCV strategy is fair and reasonable and that the approval of the amended Barrow Agreement is in the best interests of the Small Cap Value Fund and approved the amended Barrow Agreement.

At in-person meetings held on May 15, 2014 and June 5, 2014 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 5 meeting, approved: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “Funds”); and (2) the renewal of the investment advisory agreements (each an “Investment Advisory Agreement”) among the Manager, each subadvisor and, as applicable, the Beacon Trust, other than the Investment Advisory Agreements with subadvisors with respect to which the Board approved a new Investment Advisory Agreement within the past year (each a “subadvisor”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), Bobroff Consulting, Inc. and Callan Associates, Inc. (“Callan”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee coordinated the production of information from Lipper and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Lipper and Morningstar, and to the performance of any similar accounts managed by the firm;

•	for Funds having multiple firms managing assets, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with those of comparable mutual funds, including peer group averages and fee and expense analyses provided by Lipper and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services, including Callan’s review of the Funds’ securities lending program; and

•	information regarding a firm’s financial condition, the personnel who are or will be assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board considered that the Manager provides management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have a single contract governing both types of services, and observed that the actual management fee rates provided by Lipper for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. For the American Beacon Holland Large Cap Growth Fund, the comparison was made using the Investor Class of shares due to the short period of time that its Institutional Class of shares has been in existence. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

36

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement and Investment Advisory Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and codes of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes. The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager and, in some instances, the amount payable by the Manager to a subadvisor. The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain Funds. In considering the management fees for overseeing the securities lending program, the Board reviewed the analysis of the securities lending program prepared by Callan. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

37

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest fee rate a subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, certain subadvisors have agreed to take into account assets of American Airlines Group and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain subadvisors benefit from soft dollar arrangements for third party and proprietary research.

In addition, the Manager noted that the Funds also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds, as well as representations by all such subadvisors that they would not reduce their fee rates in lieu of providing such reimbursements. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance. References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper. A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper. A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper. A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper. A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For all Funds, other than for the American Beacon Money Market Select Fund and American Beacon U.S. Government Money Market Select Fund for which information was not available, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the use of soft dollars was requested from the Manager and all subadvisors and was considered by the Trustees.

38

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon Small Cap Value Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking

Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	1st Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Dreman Value Management, LLC (“Dreman”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), Opus Capital Group, LLC (“Opus”), and The Boston Company Asset Management, LLC (“TBC”), the Trustees considered the following additional factors:

Subadvisor Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)

Barrow	5 Years	1st Quintile
Brandywine	5 Years	3rd Quintile
Dreman*	3 Years	4th Quintile
Hotchkis	5 Years	1st Quintile
Opus	5 Years	5th Quintile
TBC	5 Years	4th Quintile

*	Dreman does not yet have a 5-year performance record.

(1) Information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; (2) the Manager’s intention to recommend a firm to replace Opus at a subsequent Board meeting; (3) the Manager’s recommendation to continue to retain each subadvisor at the present time.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Small Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Small Cap Value Fund.

On June 4, 2014 and August 8, 2014, the Board of Trustees (“Board”) considered the appointment of Hillcrest Asset Management, LLC (“Hillcrest”) as an investment advisor to the American Beacon Small Cap Value Fund (“Fund”). The Board reviewed the information provided by Hillcrest in connection with its consideration of Hillcrest and the approval of a new investment advisory agreement among American Beacon Advisors, Inc. (“Manager”), Hillcrest and the American Beacon Funds (“Trust”) with respect to the Fund (“Agreement”).

The Board considered, among other materials, responses by Hillcrest to inquiries requesting: a description of the advisory and related services proposed to be provided to the Fund, including whether such services will differ from the services provided to other clients; identification of the professional personnel to perform services for the Fund and their education, experience and responsibilities; a comparison of the performance of accounts managed by Hillcrest in the same strategy as the Fund with the performance of applicable peer groups and indices; a description of the proposed advisory fee rate, a comparison to the fee rates charged to other clients in the same strategy as the Fund for which Hillcrest provides comparable services and an explanation of any differences between the fee rate schedules, and any anticipated economies of scale; information regarding Hillcrest’s financial condition; a description of Hillcrest’s compliance program and any material compliance issues, as well as its trading processes; and any other information Hillcrest believed would be material to the Board’s consideration of the Agreement.

The Board considered multiple factors when evaluating Hillcrest and in approving the Agreement, including that the Manager had screened a number of small cap value advisors to identify Hillcrest. The Board also considered Hillcrest’s experience in managing small cap value assets, its reputation and financial condition, its overall capabilities to perform the services under the Agreement and its willingness to perform those services for the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the approval. The Board also noted that the Board’s Investment Committee met with management personnel in advance of the Board meeting on June 4, 2014 and discussed Hillcrest’s small cap value strategy and investment management capabilities at that time. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the approval of the Agreement was in the best interests of the Fund.

39

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Provided below is an overview of the primary factors considered by the Board at its August 8, 2014 meeting at which the Board considered the approval of the Agreement. In determining whether to approve the Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of Hillcrest; (3) the extent to which economies of scale have been taken into account in setting the fee schedule and whether fee levels reflect these economies of scale, if any; (4) costs of the services to be provided by Hillcrest; (5) comparisons of services and fees with contracts entered into by Hillcrest with other clients; and (6) any other benefits derived or anticipated to be derived by Hillcrest from its relationship with the Fund.

Nature, extent and quality of the services to be provided by Hillcrest. The Board considered information regarding Hillcrest’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Agreement. In addition, the Board considered Hillcrest’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the portion of the Fund’s assets allocated to Hillcrest. In this respect, the Board noted that Hillcrest personnel had significant experience working at larger asset management firms. The Board considered Hillcrest’s representation that its financial condition is adequate to support the provision by Hillcrest of high quality advisory services to the Fund and that current and projected staffing levels were adequate to service the Fund. The Board also factored in Hillcrest’s representations regarding the capacity it would reserve for the Fund in its small cap value strategy. In addition, the Board took into consideration the Manager’s recommendation of Hillcrest. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Hillcrest were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance of Hillcrest. The Board evaluated the performance information provided by Hillcrest regarding the performance of Hillcrest’s Small Cap Composite, which is comprised of accounts that Hillcrest manages pursuant to its small cap value mandate (“Composite”), gross of management fees, as compared to the Russell 2000 Value Index (“Index”) and the eVestment Small Cap Value Universe (“Peer Group”). The Board noted that the Composite outperformed the annualized performance of the Index and the Peer Group for each of the one-, three- and five-year periods ended June 30, 2014. Based on this information, the Board concluded that the historical investment performance record of Hillcrest supported the approval of the Agreement.

Comparisons of the amounts to be paid under the Agreement with those under contracts between Hillcrest and its other clients. In evaluating the Agreement, the Board reviewed Hillcrest’s proposed advisory fee schedule for services to be performed by Hillcrest on behalf of and to be paid by the Fund. The Board considered comparisons of the advisory fee rate to be charged by Hillcrest under the Agreement to the fee rates charged by Hillcrest to other clients with a similar investment mandate. The Board considered Hillcrest’s representation that the proposed fee rate is lower than its fee rate schedules for comparable clients. After evaluating this information, the Board concluded that the advisory fee rate under the Agreement was reasonable in light of the services to be provided to the Fund.

Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board considered Hillcrest’s representation that the proposed fee rate schedule includes “breakpoints” that anticipate economies of scale in connection with the services that it will provide to the Fund. Thus, the Board concluded that the Fund is receiving economies of scale due to the breakpoints incorporated into the fee schedule.

Costs of the services to be provided and profits to be realized by Hillcrest and its affiliates from the relationship with the Fund. The Board did not consider the costs of the services to be provided and any potential profits to be realized by Hillcrest from its relationship with the Fund, noting instead the arm’s length nature of the relationship between the Manager and Hillcrest with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Benefits to be derived by Hillcrest from the relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that may accrue to Hillcrest as a result of its relationship with the Fund, including greater exposure in the marketplace with respect to Hillcrest’s investment process and expanding the level of assets under management by Hillcrest. The Board also noted Hillcrest’s relatively small amount of assets under management and its representation to the effect that greater assets under management will allow Hillcrest to be considered as a manager by larger financial institutions that require the firms they hire to have a minimum level of assets under management. The Board also considered Hillcrest’s representation that Hillcrest does not have any soft dollar arrangements for services and does not plan on having any in the future. Based on the foregoing information, the Board concluded that the potential benefits accruing to Hillcrest by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Trust, the Manager or Hillcrest, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee is reasonable and that the approval of the Agreement is in the best interests of the Fund and its shareholders and, as a result, approved the Agreement.

40

Trustees and Officers of the American Beacon Funds SM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees thirty-three funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (56)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (77)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (53)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (51)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

41

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year
Gene L. Needles, Jr. (59)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-2012), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (55)	VP, Secretary and Chief Legal Officer since 2006	General Counsel, Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (54)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (48)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (53)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (50)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (39)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (51)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

Sonia L. Bates (57)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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45

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor and Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 202-551-8090. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/14

ITEM 1.	REPORTS TO STOCKHOLDERS.

ITEM 2.	CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code November 12, 2013 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Cline is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$209,783	8/31/2013
$384,699	10/31/2013
$168,847	12/31/2013
$105,556	1/31/2014
$403,681	8/31/2014
$396,969	10/31/2014
$236,768	12/31/2014
$197,167	1/31/2015

(b)

Audit-Related Fees	Fiscal Year Ended
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013
$0	1/31/2014
$0	8/31/2014
$0	10/31/2014
$0	12/31/2014
$0	1/31/2015

(c)

Tax Fees	Fiscal Year Ended
$36,250	8/31/2013
$70,713	10/31/2013
$20,000	12/31/2013
$10,500	1/31/2014
$36,250	8/31/2014
$63,017	10/31/2014
$44,750	12/31/2014
$42,330	1/31/2015

(d)

All Other Fees	Fiscal Year Ended
$0	8/31/2013
$0	10/31/2013
$0	12/31/2013
$0	1/31/2014
$0	8/31/2014
$0	10/31/2014
$0	12/31/2014
$0	1/31/2015

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$36,250	$0	N/A	8/31/2013
$70,713	$0	N/A	10/31/2013
$20,000	$0	N/A	12/31/2013
$10,500	$0	N/A	1/31/2014
$36,250	$0	N/A	8/31/2014
$63,017	$0	N/A	10/31/2014
$44,750	$0	N/A	12/31/2014
$42,330	$0	N/A	1/31/2015

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as Ex-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President
American Beacon Funds
Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President
American Beacon Funds
Date: January 8, 2015

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer
American Beacon Funds
Date: January 8, 2015